Securities Act File No. 333-285466
Investment Company Act File No. 811-24041

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	/X/
Post-Effective Amendment No. 7	/X/

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	/X/
Amendment No. 9	/X/

(Check appropriate box or boxes)

LAZARD ACTIVE ETF TRUST

(Exact Name of Registrant as Specified in Charter)

(212) 632-6000

(Registrant's Telephone Number, including Area Code)

30 Rockefeller Plaza, New York, New York 10112

(Address of Principal Executive: Number, Street, City, State, Zip Code)

Mark R. Anderson, Esq.
30 Rockefeller Plaza
New York, New York 10112
(Name and Address of Agent for Services)

Copy to:
Allison Fumai, Esq.
Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box)

immediately upon filing pursuant to paragraph (b)
X	on September 14, 2026 pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a)(1)
on (DATE) pursuant to paragraph (a)(1)
75 days after filing pursuant to paragraph (a)(2)
on (DATE) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
this post-effective amendment designates a new effective date for a previously filed post-effective amendment

September 14, 2026
Lazard Active ETF Trust Prospectus

	Ticker	Exchange
Lazard Emerging Markets Opportunities ETF	EMKT	NYSE Arca
Lazard Equity Megatrends ETF	THMZ	NASDAQ
Lazard Hybrid Financial Income ETF	HYFY	NASDAQ
Lazard India Equity Opportunities ETF	RUPE	NYSE Arca
Lazard International Dynamic Equity ETF	IDEQ	NYSE Arca
Lazard Japanese Equity ETF	JPY	NASDAQ
Lazard Listed Infrastructure ETF	GLIX	NYSE Arca
Lazard Next Gen Technologies ETF	TEKY	NASDAQ
Lazard Non-Dollar Active Income ETF	XDLR	NASDAQ
Lazard US High Yield ETF	HYB	NYSE Arca
Lazard US Systematic Small Cap Equity ETF	SYZ	NASDAQ

The Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Lazard Active ETF Trust Table of Contents

Summary Section 2

Lazard Emerging Markets Opportunities ETF 2

Lazard Equity Megatrends ETF 9

Lazard Hybrid Financial Income ETF 15

Lazard India Equity Opportunities ETF 22

Lazard International Dynamic Equity ETF 28

Lazard Japanese Equity ETF 35

Lazard Listed Infrastructure ETF 40

Lazard Next Gen Technologies ETF 46

Lazard Non-Dollar Active Income ETF 52

Lazard US High Yield ETF 58

Lazard US Systematic Small Cap Equity ETF 64

Carefully review this important section for information on the Portfolios’ investment objectives, fees and past performance and a summary of the Portfolios’ principal investment strategies and risks.
Investment Strategies and Investment Risks 71 Overview 71 Investment Strategies 71 Investment Risks 83 Glossary—Investment Risks 86 Tax-Advantaged Product Structure 101	Review this section for additional information on the Portfolios’ investment strategies and risks.
Fund Management 103 Investment Manager 103 Portfolio Management 104 Biographical Information of Portfolio Management Team 105 Administrator and Custodian 107 Transfer Agent 107 Distributor 108	Review this section for details on the people and organizations who oversee the Portfolios.

Shareholder Information 109

Distribution of Portfolio Shares 109

Net Asset Value 109

Book Entry 109

Buying and Selling Shares 109

Creations and Redemptions 111

Portfolio Holdings 111

Dividends, Taxes and Other Information 112

Review this section for details on how shares are valued, how to purchase and sell shares and payments of dividends and distributions.
Financial Highlights 115	Review this section for recent financial information.
Other Performance of the Investment Manager 123
Back Cover	Where to learn more about the Portfolios.

Lazard Active ETF Trust Summary Section

Lazard Emerging Markets Opportunities ETF

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio, a series of Lazard Active ETF Trust (the “Trust”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and the Example below.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.74%
Other Expenses[1]	None
Total Annual Portfolio Operating Expenses	.74%

1 Pursuant to the Portfolio’s unitary management fee structure, Lazard Asset Management LLC (the “Investment Manager”) will pay all expenses of the Portfolio, except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Notwithstanding the foregoing, until May 1, 2027, the Investment Manager has agreed to pay a portion of the Portfolio’s offering costs, so that offering costs borne by the Portfolio do not amount to .01% of its average net assets.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to any waiver and/or the expense reimbursement in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 75	$ 236	$ 410	$ 917

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 71% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies whose principal business activities are located in emerging market countries. Emerging market countries include all countries represented by the MSCI Emerging Markets Index, which as of March 31, 2026 includes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. Companies that have 50% or more of their assets in or revenue or net income from one or more emerging market country are considered to have their principal activities in emerging markets countries.

The Portfolio invests primarily in equity securities, principally common stocks, of non-U.S. companies whose principal activities are located in emerging market countries and that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. Implementation of the Portfolio’s investment strategy may result in significant exposure to large cap companies, however, the market capitalizations of issuers in which the Portfolio invests may vary with market conditions and the Portfolio also may invest in mid cap and small cap companies.

In addition to common stocks, preferred stocks and convertible securities, such equity securities also may include American Depositary Receipts (“ADRs”), Global Depositary Receipts and European Depositary Receipts. While the Portfolio’s investment strategy is not designed to focus investment in any particular market sector or sectors, implementation of the Portfolio’s investment strategy may, from time to time, result in the investment of a significant portion of the Portfolio’s assets in different market sectors.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk: The Portfolio may incur losses due to declines in one or more markets in which it invests. These declines may be the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s). To the extent that such developments impact specific industries, market sectors, countries or geographic regions, the Portfolio’s investments in such industries, market sectors, countries and/or geographic regions can be expected to be particularly affected, especially if such investments are a significant portion of its investment portfolio. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers worldwide. As a result, local, regional or global events such as war or military conflict, acts of terrorism, the spread of infectious illness or other public health issues, social unrest, natural disasters, extreme weather, other geological events, man-made disasters, supply chain disruptions, deflation, inflation, government defaults, government shutdowns, the imposition of sanctions or other similar measures, recessions or other events could have a significant negative impact on global economic and market conditions. For example, a public health or other emergency and aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting travel and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, may have severe negative impacts on markets worldwide. Additionally, general market conditions may affect the value of a Portfolio’s securities, including changes in interest rates, currency rates or monetary policies. Furthermore, the imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions), or the threat or potential of one or more such events and developments, could lead to price volatility and overall declines in the U.S. and global investment markets.

Issuer Risk: The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Non-U.S. Securities Risk: The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-U.S. countries and companies in which the Portfolio invests. Non-U.S. securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. Non-U.S. securities may also subject the Portfolio’s investments to changes in currency rates, which can make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Non-U.S. securities may be subject to economic sanctions or other governmental actions or developments, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) or problems related to share registration, trade settlement or asset custody, which could, among other things, effectively restrict or eliminate the Portfolio’s ability to purchase or sell certain foreign securities. To the extent the Portfolio holds securities subject to such actions, the securities may become difficult to value and/or less liquid (or illiquid). In some cases, the securities may become worthless. In addition, as a result of trade restrictions (including tariffs) and other similar governmental actions or developments, the Portfolio may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices.

Emerging Market Risk: Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. Further, investments in securities of issuers located in certain emerging countries involve the risk of loss resulting from problems in share registration, settlement or custody, substantial economic, political and social disruptions and the threat or imposition of sanctions or exchange controls (including repatriation restrictions). The securities markets of emerging market countries have historically been extremely volatile and less liquid than more developed markets, thus, the Portfolio may be unable to liquidate its positions in such securities at a favorable time or price. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. Significant devaluation of emerging market currencies against the U.S. dollar may occur subsequent to acquisition of investments denominated in emerging market currencies. Emerging market countries may also be more susceptible to fraud, corruption, and money laundering, which may result in negative commercial consequences in relation to the value, liquidity and tradability of investments in or related to those regions.

Country Risk: Implementation of the Portfolio’s investment strategy may involve the investment of a significant portion of the Portfolio’s assets in a particular country, such as China, and the Portfolio would be expected to be affected by country-specific political, regulatory, market, economic and social developments.

China. There are special risks associated with investments in China, including currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), trading halts, limitations on repatriation and differing legal standards. Strained relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries, such as the potential for an escalation in trade tensions. An increase in tariffs or trade restrictions (and threats thereof), sanctions or embargoes could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry, Chinese issuers, the liquidity or price of the Portfolio’s direct or indirect investments in China and, therefore, the Portfolio.

The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, interest rates, allocation of resources and capital reinvestment, among others. The Chinese central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership or other involvement and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, the Chinese government has from time to time actively intervened in Chinese companies’ operations and structures and taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. The Chinese government may do so in the future as well, potentially having a significant adverse effect on economic conditions in China. Moreover, strained relations, border disputes or other conflict between China and neighboring countries could adversely affect the Chinese economy.

The Portfolio may obtain exposure to companies based or operated in China by investing through legal structures known as variable interest entities (“VIEs”). Instead of directly owning the equity securities of a Chinese company, a VIE enters into service and other contracts with the Chinese company. Although the VIE has no equity ownership of the Chinese company, the contractual arrangements permit the VIE to consolidate the Chinese company into its financial statements. VIE investments are subject to the risk that any breach of these contractual arrangements will be subject to Chinese law and jurisdiction, that Chinese law may be interpreted or change in a way that affects the enforceability of the VIE’s arrangements, or that contracts between the Chinese company and the VIE may otherwise not be enforceable under Chinese law. VIE structures also could face delisting or other ramifications for failure to meet the requirements of the Securities and Exchange Commission, the Public Company Accounting Oversight Board or other United States regulators. If any of these or similar risks or developments materialize, the value of investments in VIEs could be adversely affected and the Portfolios could incur significant losses with no recourse available. A decline or worsening in diplomatic or other relations between the U.S. and China could increase the risks associated with the VIE structure.

The Portfolio may invest in eligible renminbi-denominated class A shares of equity securities that are listed and traded on certain Chinese stock exchanges (“China A-Shares”) through Hong Kong Stock Connect Program (“Stock Connect”). While Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to all Stock Connect participants, which may restrict or preclude the Portfolio’s ability to invest in China A-Shares (although the Portfolio would be permitted to sell China A-Shares regardless of the quota balance). Stock Connect is also subject to trading, clearance, settlement and operational risks.

Foreign Currency Risk: Investments denominated in currencies other than U.S. dollars may experience a decline in value, in U.S. dollar terms, due solely to fluctuations in currency exchange rates. The Portfolio’s investments denominated in such currencies (particularly currencies of emerging markets countries), as well as any investments in currencies themselves, could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of currencies. Irrespective of any foreign currency exposure hedging, the Portfolio may experience a decline in the value of its portfolio securities, in U.S. dollar terms, due solely to fluctuations in currency exchange rates. The Investment Manager does not intend to utilize foreign currency contracts for the purpose of generating investment returns.

Depositary Receipts Risk: ADRs and similar depositary receipts typically will be subject to certain of the risks associated with direct investments in the securities of non-U.S. companies, because their values depend on the performance of the underlying non-U.S. securities. However, currency fluctuations will impact investments in depositary receipts differently than direct investments in non-U.S. dollar-denominated non-U.S. securities, because a depositary receipt will not appreciate in value solely as a result of appreciation in the currency in which the underlying non-U.S. dollar security is denominated.

Large Cap Companies Risk: Investments in large cap companies may underperform other segments of the market when such other segments are in favor or because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Small and Mid Cap Companies Risk: Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Underlying ETF Risk: Because exchange-traded funds (“ETFs”) trade on a securities exchange, their shares may trade at a premium or discount to net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The Portfolio may incur brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF’s fees and expenses, which are passed through to ETF shareholders. Fees and expenses incurred by an ETF may include trading costs, operating expenses, licensing fees, trustee fees and marketing expenses. With a passive index ETF, these costs may contribute to the ETF not fully matching the performance of the index it is designed to track.

Sector Risk: Implementation of the Portfolio’s investment strategy may, during certain periods, result in the investment of a significant portion of the Portfolio’s assets in a particular market sector, such as companies in the information technology sector, and the Portfolio would be expected to be affected by developments in that sector.

Information Technology. Information technology companies generally operate in intensely competitive markets on a worldwide basis. Because technological development in many areas increases at a rapid rate, these companies often produce products with very short life cycles and face the risk of product obsolescence. Information technology companies may be subject to intense market volatility, changing consumer preferences, and government regulation or scrutiny.

Value Investing Risk: Value investments are believed by the Investment Manager to be undervalued, but may not realize their perceived value for extended periods of time or may never realize their perceived value. These securities may respond differently to market and other developments than other types of securities.

Securities Selection Risk: Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Authorized Participant Concentration Risk: Only an authorized participant may engage in creation or redemption transactions directly with the Portfolio. The Portfolio has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. The Portfolio has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Portfolio and no other authorized participant creates or redeems, Shares may trade at a discount to net asset value and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened for ETFs that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

Cash Transaction Risk: To the extent the Portfolio sells Portfolio securities to meet some or all of a redemption request with cash, the Portfolio may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in kind. As a result, the Portfolio may pay out higher annual capital gain distributions than if the in-kind redemption process were used. Additionally, the Portfolio may incur additional brokerage costs related to buying and selling securities if it utilizes cash as part of a creation or redemption transaction than it would if the Portfolio had transacted entirely in-kind. The Portfolio imposes transaction fees to offset all or a part of the costs associated with utilizing cash as part of a creation or redemption transaction. To the extent that the transaction fees do not offset the costs associated with a cash transaction, the Portfolio performance may be negatively impacted.

Large Shareholder Risk: Certain shareholders, including other funds advised by the Investment Manager, may from time to time own a substantial amount of the Portfolio’s shares. In addition, a third party investor, the Investment Manager or an affiliate of the Investment Manager, an Authorized Participant, a market maker, or another entity may invest in the Portfolio and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem or sell its investment. Redemptions of a large number of Portfolio shares could require the Portfolio to dispose of assets to meet the redemption requests, which can accelerate the realization of taxable income and/or capital gains and cause the Portfolio to make taxable distributions to its shareholders earlier than the Portfolio otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such year. In some circumstances, the Portfolio may hold a relatively large proportion of its assets in cash in anticipation of large redemptions (to the extent redemptions are effected in cash), diluting its investment returns. These large redemptions may also force the Portfolio to sell portfolio securities when it might not otherwise do so, which may negatively impact the Portfolio’s net asset value, increase the Portfolio’s brokerage costs and/or have a material effect on the market price of the Portfolio shares.

Market Trading Risk: The net asset value of the Portfolio and the market price of your investment in Portfolio shares may fluctuate. Market prices of Portfolio shares may fluctuate, in some cases significantly, in response to the Portfolio’s net asset value, the intraday value of the Portfolio’s holdings and supply and demand for shares. The Portfolio faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for shares. Any of these factors, among others, may result in shares trading at a significant premium or discount to net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asset value. In addition, because liquidity in certain underlying securities may fluctuate, shares may trade at a larger premium or discount to net asset value than shares of other kinds of ETFs. If a shareholder purchases shares at a time when the market price is at a premium to the net asset value or sells shares at a time when the market price is at a discount to the net asset value, the shareholder may pay more for, or receive less than, the underlying value of the shares, respectively. Additionally, in stressed market conditions, the market for shares may become less liquid in response to deteriorating liquidity in the markets for the Portfolio’s underlying holdings.

Where all or a portion of the Portfolio’s underlying securities trade in a market that is closed when the market in which the Portfolio’s shares are listed and trading is open, there may be differences between the last quote from the security’s closed foreign market and the value of the security during the Portfolio’s domestic trading day, and liquidity in such securities may also be reduced after the applicable closing times. This in turn could lead to differences between the market price of the Portfolio’s shares and the underlying value of those shares and widened bid-ask spreads or fixing or settlement times.

No Guarantee of Active Trading Market Risk: There can be no assurance that an active trading market for Portfolio shares will develop or be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in stressed market conditions because market makers and

Authorized Participants may step away from making a market in the shares and in executing creation and redemption orders, which could cause a material deviation in the Portfolio’s market price and its underlying net asset value.

Trading Issues Risk: Trading in Portfolio shares may be halted due to market conditions or for reasons that, in the view of the listing exchange, make trading in shares on the listing exchange inadvisable. In addition, trading in shares on the listing exchange is subject to trading halts caused by extraordinary market volatility pursuant to the listing exchange “circuit breaker” rules. In the event of a trading halt or unanticipated early closing of the listing exchange, a shareholder may be unable to purchase or sell shares of the Portfolio. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of the Portfolio will continue to be met or will remain unchanged.

Limited Operating History Risk: The Portfolio has not commenced operations. As a result, prospective investors would not have a track record or history on which to base their investment decisions. In addition, until the Portfolio achieves a certain size, the performance of certain of its investments may disproportionately impact the performance of the Portfolio, which may be subject to heightened volatility. In addition, there can be no assurance that the Portfolio will grow to or maintain an economically viable size.

Performance Bar Chart and Table
Year-by-Year Total Returns
As of December 31, 2025

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. Performance results shown in the bar chart and the performance table below include the performance of the Institutional Class of Lazard Emerging Markets Core Equity Portfolio, another investment company advised by the Investment Manager (the “Predecessor Portfolio”). The assets of the Predecessor Portfolio were transferred to the Portfolio in a tax-free reorganization on October 24, 2025.

The performance of the Predecessor Portfolio has not been restated to reflect the annual operating expenses of the Portfolio, which are lower than those of the Predecessor Portfolio. Because the Portfolio has different fees and expenses than the Predecessor Portfolio, the Portfolio would also have had different performance results. Additionally, if the Predecessor Portfolio had operated as an ETF, its performance may have differed.

The bar chart shows the Portfolio’s year-by-year performance and average annual performance compared to that of a broad measure of market performance over the past 10 calendar years. Updated performance information for the Portfolio is available at www.lazardassetmanagement.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Calendar Years ended December 31

Best Quarter:
2020, Q4	20.16%

Worst Quarter:
2020, Q1	-27.65%

Average Annual Total Returns
(for the periods ended December 31, 2025)

After-tax returns of the Portfolio will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

	Inception Date	1 Year	5 Years	10 Years
Fund:	5/29/2015
Returns Before Taxes		29.50%	1.65%	5.80%
Returns After Taxes on Distributions		29.53%	1.66%	5.80%
Returns After Taxes on Distributions and Sale of Portfolio Shares		28.86%	1.55%	5.75%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)		33.57%	4.20%	8.42%

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Rohit Chopra, portfolio manager/analyst on the Investment Manager’s Emerging Markets Equity and Emerging Markets Core Equity teams, has been with the Portfolio since inception in 2025. Mr. Chopra also had been with the Predecessor Portfolio since 2023.

James Donald, portfolio manager/analyst on the Investment Manager’s Emerging Markets Equity team and Head of the Emerging Markets Group, has been with the Portfolio since inception in 2025.

Thomas Boyle, portfolio manager/analyst on the Investment Manager’s Emerging Markets Core Equity team, has been with the Portfolio since inception in 2025. Mr. Boyle also had been with the Predecessor Portfolio since 2013.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 70.

Lazard Active ETF Trust Summary Section

Lazard Equity Megatrends ETF

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio, a series of Lazard Active ETF Trust (the “Trust”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and the Example below.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.60%
Other Expenses[1]	None
Total Annual Portfolio Operating Expenses	.60%
Fee Waiver[2]	.10%
Total Annual Portfolio Operating Expenses After Fee Waiver	.50%

1 Pursuant to the Portfolio’s unitary management fee structure, Lazard Asset Management LLC (the “Investment Manager”) will pay all expenses of the Portfolio, except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Notwithstanding the foregoing, until May 1, 2027, the Investment Manager has agreed to pay a portion of the Portfolio’s offering costs, so that offering costs borne by the Portfolio do not amount to .01% of its average net assets.

2 The Investment Manager has voluntarily agreed to waive a portion of its management fee payable by the Portfolio in the amount of .10% of average daily net assets. This fee waiver arrangement will continue for at least one year from the date of this Prospectus, and prior to such date the Investment Manager may not terminate the arrangement without the approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to any waiver and/or the expense reimbursement in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 50	$ 181	$ 324	$ 739

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the period from April 4, 2025 (commencement of operations) through December 31, 2025, the Portfolio’s portfolio turnover rate was 5% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities. Equity and equity-related securities include common and preferred stock, warrants and rights, American Depositary Receipts (“ADRs”), and Global Depositary Receipts.

The Portfolio will seek to achieve its investment objective by investing primarily in an actively managed portfolio of established, well managed companies located around the world, including emerging markets. The Portfolio typically invests in companies with market capitalizations generally over $5 billion at the time of purchase. Although the Portfolio generally focuses on large cap companies, the market capitalizations of issuers in which the Portfolio invests may vary with market conditions.

In seeking to achieve the investment objective of the Portfolio, the Investment Manager intends to pursue a thematic investment approach that is proprietary to the Investment Manager. This approach aims to identify trends that are “megatrends” (i.e., significant macroeconomic trends) or “themes” (resulting from changes over time in global, economic and social factors such as, for example, demographics, lifestyles, governmental policies and spending, regulations, technological innovation or the environment) and select investments that it expects to benefit from or which are well positioned to take advantage of those trends.

The Investment Manager will accordingly seek to identify companies, which, in the Investment Manager’s view based upon its proprietary research, are likely to benefit from the global long-term market themes or trends it identifies, taking into account factors such as the quality, growth prospects and valuation of such companies, which factors are assessed and identified by the Investment Manager through the bottom-up fundamental company research undertaken by the Investment Manager’s team of analysts.

This fundamental analysis is conducted to develop an in-depth understanding of the fundamentals of each company coming within the investable universe. This is achieved, for example, through examining a company’s financials and analyzing a company’s quality and depth of management (i.e., the caliber and effectiveness of the company’s management team). It is also achieved by assessing a company’s competitive environment (i.e., the environment in which a business competes and functions and its position relative to its competitors), return potential (a company’s potential for growth and generation of profits) and valuation (the value attributed to a company based on earnings, cash flows, profits etc.). By undertaking this form of investment analysis, the Investment Manager builds an understanding of each stock’s risk-reward profile. The Investment Manager conducts this fundamental assessment for each company in the Portfolio, both prior to the initial investment and from time to time.

Emerging market countries include all countries represented by the MSCI Emerging Markets Index, which as of March 31, 2026 includes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The Portfolio may invest in exchange-traded funds (“ETFs”). The Portfolio may, but is not required to, enter into futures contracts or swap agreements, in each case for hedging purposes or to seek to increase returns.

The Investment Manager may enter into foreign currency forward contracts to hedge some or all foreign currency exposure in the Portfolio against movements relative to the U.S. dollar and generally not for the purpose of generating investment returns. However, the Investment Manager may determine not to hedge some or all of the Portfolio’s foreign currency exposure from time-to-time or at any time.

The Portfolio is classified as “non-diversified” under the Investment Company Act of 1940, as amended, which means that it may invest a relatively high percentage of its assets in a limited number of issuers, when compared to a diversified fund.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk: The Portfolio may incur losses due to declines in one or more markets in which it invests. These declines may be the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s). To the extent that such developments impact specific industries, market sectors, countries or geographic regions, the Portfolio’s investments in such industries, market sectors, countries and/or geographic regions can be expected to be particularly affected, especially if such investments are a significant portion of its investment portfolio. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers worldwide. As a result, local, regional or global events such as war or military conflict, acts of terrorism, the spread of infectious illness or other public health issues, social unrest, natural disasters, extreme weather, other geological events, man-made disasters, supply chain disruptions, deflation, inflation, government defaults, government shutdowns, the imposition of sanctions or other similar measures, recessions or other events could have a significant negative impact on global economic and market conditions. For example, a public health or other emergency and aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting travel and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, may have severe negative impacts on markets worldwide. Additionally, general market conditions may affect the value of a Portfolio’s securities, including changes in interest rates, currency rates or monetary policies. Furthermore, the imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions), or the threat or potential of one or more such events and developments, could lead to price volatility and overall declines in the U.S. and global investment markets.

Issuer Risk: The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Thematic Investing Risk: The Portfolio’s thematic investment strategy may limit the universe of investment opportunities available to the Portfolio and will affect the Portfolio’s exposure to certain companies, sectors, regions and countries, which may result in the Portfolio forgoing opportunities to buy or sell certain securities when it might otherwise be advantageous to do so. Adhering to the Portfolio’s thematic investment strategy may also affect the Portfolio’s performance relative to similar funds that do not seek to invest in companies exposed to the themes/trends identified by the Investment Manager. There is no guarantee that the Investment Manager’s views, security selection criteria or investment judgment will reflect the beliefs or values of any particular investor or that companies in which the Portfolio invests will benefit from the global long-term market themes/trends the Investment Manager identifies.

Non-U.S. Securities Risk: The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-U.S. countries and companies in which the Portfolio invests. Non-U.S. securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. Non-U.S. securities may also subject the Portfolio’s investments to changes in currency rates, which can make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Non-U.S. securities may be subject to economic sanctions or other governmental actions or developments, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) or problems related to share registration, trade settlement or asset custody, which could, among other things, effectively restrict or eliminate the Portfolio’s ability to purchase or sell certain foreign securities. To the extent the Portfolio holds securities subject to such actions, the securities may become difficult to value and/or less liquid (or illiquid). In some cases, the securities may become worthless. In addition, as a result of trade restrictions (including tariffs) and other similar governmental actions or developments, the Portfolio may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices.

Emerging Market Risk: Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. Further, investments in securities of issuers located in certain emerging countries involve the risk of loss resulting from problems in share registration, settlement or custody, substantial economic, political and social disruptions and the threat or imposition of sanctions or exchange controls (including repatriation restrictions). The securities markets of emerging market countries have historically been extremely volatile and less liquid than more developed markets, thus, the Portfolio may be unable to liquidate its positions in such securities at a favorable time or price. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. Significant devaluation of emerging market currencies against the U.S. dollar may occur subsequent to acquisition of investments denominated in emerging market currencies. Emerging market countries may also be more susceptible to fraud, corruption, and money laundering, which may result in negative commercial consequences in relation to the value, liquidity and tradability of investments in or related to those regions.

Foreign Currency Risk: Investments denominated in currencies other than U.S. dollars may experience a decline in value, in U.S. dollar terms, due solely to fluctuations in currency exchange rates. The Portfolio’s investments denominated in such currencies (particularly currencies of emerging markets countries), as well as any investments in currencies themselves, could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of currencies. Irrespective of any foreign currency exposure hedging, the Portfolio may experience a decline in the value of its portfolio securities, in U.S. dollar terms, due solely to fluctuations in currency exchange rates. The Investment Manager does not intend to utilize foreign currency contracts for the purpose of generating investment returns.

Depositary Receipts Risk: ADRs and similar depositary receipts typically will be subject to certain of the risks associated with direct investments in the securities of non-U.S. companies, because their values depend on the performance of the underlying non-U.S. securities. However, currency fluctuations will impact investments in depositary receipts differently than direct investments in non-U.S. dollar-denominated non-U.S. securities, because a depositary receipt will not appreciate in value solely as a result of appreciation in the currency in which the underlying non-U.S. dollar security is denominated.

Large Cap Companies Risk: Investments in large cap companies may underperform other segments of the market when such other segments are in favor or because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Sector Risk: Implementation of the Portfolio’s investment strategy may, during certain periods, result in the investment of a significant portion of the Portfolio’s assets in a particular market sector, such as companies in the information technology sector, and the Portfolio would be expected to be affected by developments in that sector.

Information Technology. Information technology companies generally operate in intensely competitive markets on a worldwide basis. Because technological development in many areas increases at a rapid rate, these companies often produce products with very short life cycles and face the risk of product obsolescence. Information technology companies may be subject to intense market volatility, changing consumer preferences, and government regulation or scrutiny.

Other Equity Securities Risk: Investments in rights and warrants involve certain risks, including the possible lack of a liquid market for resale, price fluctuations and the failure of the price of the underlying security to reach a level at which the right or warrant can be prudently exercised, in which case the right or warrant may expire without being exercised and result in a loss of the Portfolio’s entire investment.

Non-Diversification Risk: The Portfolio’s net asset value may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

Securities Selection Risk: Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Authorized Participant Concentration Risk: Only an authorized participant may engage in creation or redemption transactions directly with the Portfolio. The Portfolio has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. The Portfolio has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Portfolio and no other authorized participant creates or redeems, Shares may trade at a discount to net asset value and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened for ETFs that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

Large Shareholder Risk: Certain shareholders, including other funds advised by the Investment Manager, may from time to time own a substantial amount of the Portfolio’s shares. In addition, a third party investor, the Investment Manager or an affiliate of the Investment Manager, an Authorized Participant, a market maker, or another entity may invest in the Portfolio and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem or sell its investment. Redemptions of a large number of Portfolio shares could require the Portfolio to dispose of assets to meet the redemption requests, which can accelerate the realization of taxable income and/or capital gains and cause the Portfolio to make taxable distributions to its shareholders earlier than the Portfolio otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such year. In some circumstances, the Portfolio may hold a relatively large proportion of its assets in cash in anticipation of large redemptions (to the extent redemptions are effected in cash), diluting its investment returns. These large redemptions may also force the Portfolio to sell portfolio securities when it might not otherwise do so, which may negatively impact the Portfolio’s net asset value, increase the Portfolio’s brokerage costs and/or have a material effect on the market price of the Portfolio shares.

Market Trading Risk: The net asset value of the Portfolio and the market price of your investment in Portfolio shares may fluctuate. Market prices of Portfolio shares may fluctuate, in some cases significantly, in response to the Portfolio’s net asset value, the intraday value of the Portfolio’s holdings and supply and demand for shares. The Portfolio faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for shares. Any of these factors, among others, may result in shares trading at a significant premium or discount to net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asset value. In addition, because liquidity in certain underlying securities may fluctuate, shares may trade at a larger premium or discount to net asset value than shares of other kinds of ETFs. If a shareholder purchases shares at a time when the market price is at a premium to the net asset value or sells shares at a time when the market price is at a discount to the net asset value, the shareholder may pay more for, or receive less than, the underlying value of the shares, respectively. Additionally, in stressed market conditions, the market for shares may become less liquid in response to deteriorating liquidity in the markets for the Portfolio’s underlying holdings.

Where all or a portion of the Portfolio’s underlying securities trade in a market that is closed when the market in which the Portfolio’s shares are listed and trading is open, there may be differences between the last quote from the security’s closed foreign market and the value of the security during the Portfolio’s domestic trading day, and liquidity in such securities may also be reduced after the applicable closing times. This in turn could lead to differences between the market price of the Portfolio’s shares and the underlying value of those shares and widened bid-ask spreads or fixing or settlement times.

No Guarantee of Active Trading Market Risk: There can be no assurance that an active trading market for Portfolio shares will develop or be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in stressed market conditions because market makers and Authorized Participants may step away from making a market in the shares and in executing creation and redemption orders, which could cause a material deviation in the Portfolio’s market price and its underlying net asset value.

Trading Issues Risk: Trading in Portfolio shares may be halted due to market conditions or for reasons that, in the view of the listing exchange, make trading in shares on the listing exchange inadvisable. In addition, trading in shares on the listing exchange is subject to trading halts caused by extraordinary market volatility pursuant to the listing exchange “circuit breaker” rules. In the event of a trading halt or unanticipated early closing of the listing exchange, a shareholder may be unable to purchase or sell shares of the Portfolio. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of the Portfolio will continue to be met or will remain unchanged.

Limited Operating History Risk: The Portfolio has not commenced operations. As a result, prospective investors would not have a track record or history on which to base their investment decisions. In addition, until the Portfolio achieves a certain size, the performance of certain of its investments may disproportionately impact the performance of the Portfolio, which may be subject to heightened volatility. In addition, there can be no assurance that the Portfolio will grow to or maintain an economically viable size.

Performance Bar Chart and Table
As of December 31, 2025

Because the Portfolio did not have a full calendar year of performance prior to the date of this Prospectus, no performance returns are presented. Annual performance returns provide some indication of the risks of investing in the

Portfolio by showing the changes in performance from year to year. Comparison of Portfolio performance to an appropriate index indicates how the Portfolio’s average annual returns compare with those of a broad measure of market performance. Updated performance information is available at www.lazardassetmanagement.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Nicholas Bratt, portfolio manager/analyst on the Investment Manager’s Global Thematic Equity team, has been with the Portfolio since inception in 2025.

John King, portfolio manager/analyst on the Investment Manager’s Global Thematic Equity team, has been with the Portfolio since inception in 2025.

Sarbjit Nahal, portfolio manager/analyst on the Investment Manager’s Global Thematic Equity team, has been with the Portfolio since inception in 2025.

Steve Wreford, portfolio manager/analyst on the Investment Manager’s Global Thematic Equity team, has been with the Portfolio since inception in 2025.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 70.

Lazard Active ETF Trust Summary Section

Lazard Hybrid Financial Income ETF

Investment Objective

The Portfolio seeks maximum total return from a combination of capital appreciation and current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio, a series of Lazard Active ETF Trust (the “Trust”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and the Example below.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.60%
Other Expenses[1,2]	None
Total Annual Portfolio Operating Expenses	.60%

1 Based on estimated amounts for the current fiscal year.

2 Pursuant to the Portfolio’s unitary management fee structure, Lazard Asset Management LLC (the “Investment Manager”) will pay all expenses of the Portfolio, except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Notwithstanding the foregoing, the Investment Manager has agreed to pay a portion of the Portfolio’s offering costs during the Portfolio’s first year of operations so that offering costs borne by the Portfolio do not amount to .01% of its average net assets.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to any waiver and/or the expense reimbursement in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$ 60	$ 191

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. Because the Portfolio had not commenced investment operations prior to the date of this Prospectus, no portfolio turnover information is presented.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in Hybrid Securities issued by companies in the financials sector. Hybrid Securities are instruments that exhibit both bond- and equity-like features, including, but not limited to, preferred securities, contingent convertible securities (“CoCos”), capital securities and subordinated debt.

Hybrid Securities are often subordinated in a company’s capital structure and may have higher risk than senior or secured debt.

Capital securities are instruments issued by banks, insurance companies, and other financial institutions that are designed to qualify as regulatory capital. They typically feature long-dated or perpetual maturities and subordination to an issuer’s senior debt, and interest or distribution payments may be discretionary or deferrable. CoCos are hybrid instruments issued primarily by banks and other financial institutions as a form of loss-absorbing regulatory capital. Unlike conventional bonds, CoCos are structured to automatically convert into equity or have their principal written down, potentially to zero, upon the occurrence of a pre-specified "trigger" event. Common triggers include the issuer's regulatory capital ratio (e.g., Common Equity Tier 1 ratio) falling below a defined threshold, or a determination by the relevant regulator, at its discretion, that the issuer has reached a point of non-viability. This loss-absorption mechanism allows CoCos to strengthen an issuer's capital base in times of stress, which is why they are typically issued to satisfy Additional Tier 1 or Tier 2 regulatory capital requirements. In exchange for bearing this conversion or write-down risk, CoCos generally offer higher yields than an issuer's senior or traditional subordinated debt.

The Portfolio will invest in securities issued across the globe, with a focus of its investments in Europe and North America, although the allocation of the Portfolio’s assets among countries and regions may vary from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

In managing the Portfolio, the Investment Manager uses a bottom-up approach that involves Investment Manager engagement with issuers, fundamental analysis, risk measurement and scenario analysis and use of a variety of research and risk management tools in connection with the overall portfolio construction and analysis. As a complement, the Investment Manager also includes a top-down approach which involves analysis of macro and market data, cyclical trends and other factors.

The Portfolio may invest without limitation in securities rated below investment grade (i.e., lower than Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB- by S&P Global Ratings (“S&P”)) (“junk bonds”) or securities that are unrated. Additionally, the Portfolio is not restricted to investments in securities of any particular maturity or duration. Duration is an estimate of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Generally, the longer the duration, the higher the expected volatility. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%.

The Portfolio will be concentrated in securities of issuers having their principal business activities in the group of industries that comprise the financials sector.

The Portfolio is classified as “non-diversified” under the 1940 Act, which means that it may invest a relatively high percentage of its assets in a limited number of issuers, when compared to a diversified fund.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk: The Portfolio may incur losses due to declines in one or more markets in which it invests. These declines may be the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s). To the extent that such developments impact specific industries, market sectors, countries or geographic regions, the Portfolio’s investments in such industries, market sectors, countries and/or geographic regions can be expected to be particularly affected, especially if such investments are a significant portion of its investment portfolio. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers worldwide. As a result, local, regional or global events such as war or military conflict, acts of terrorism, the spread of infectious illness or other public health issues, social unrest, natural disasters, extreme weather, other geological events, man-made disasters, supply chain disruptions, deflation, inflation, government defaults, government shutdowns, the imposition of sanctions or other similar measures, recessions or other events could have a significant negative impact on global economic and market conditions. For example, a public health or other emergency and aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting travel and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, may have severe negative impacts on markets worldwide. Additionally, general market conditions may affect the value of a Portfolio’s securities, including changes in interest rates, currency rates or monetary policies. Furthermore, the imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions), or the threat or potential of one or more such events and developments, could lead to price volatility and overall declines in the U.S. and global investment markets.

Issuer Risk: The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Non-U.S. Securities Risk: The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-U.S. countries and companies in which the Portfolio invests. Non-U.S. securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. Non-U.S. securities may also subject the Portfolio’s investments to changes in currency rates, which can make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Non-U.S. securities may be subject to economic sanctions or other governmental actions or developments, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) or problems related to share registration, trade settlement or asset custody, which could, among other things, effectively restrict or eliminate the Portfolio’s ability to purchase or sell certain foreign securities. To the extent the Portfolio holds securities subject to such actions, the securities may become difficult to value and/or less liquid (or illiquid). In some cases, the securities may become worthless. In addition, as a result of trade restrictions (including tariffs) and other similar governmental actions or developments, the Portfolio may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. In addition, investments denominated in currencies other than U.S. dollars may experience a decline in value, in U.S. dollar terms, due solely to fluctuations in currency exchange rates.

Fixed-Income and Debt Securities Risk: The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices. The Portfolio may be subject to heightened interest rate risk due to certain changes in general economic conditions, inflation and monetary policy, such as certain types of interest rate changes by the Federal Reserve.

The Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher rated investments. Credit risk is the risk that an issuer, guarantor or liquidity provider of a fixed-income security will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Hybrid Securities Risk: Hybrid Securities are subordinated debt securities. The claims of holders of Hybrid Securities of an issuer are subordinated to those of holders of Senior debt securities in bankruptcy, and thus Hybrid Securities may be more volatile and subject to greater risk than traditional debt securities. Hybrid securities may not fully participate in gains of their issuer and thus potential returns of such securities are generally more limited than traditional equity securities, which would participate in such gains.

The terms of Hybrid Securities may vary substantially and the risks of a particular hybrid security will depend upon the terms of the instrument, but may include the credit risk of the issuer. Hybrid Securities also carry risk of non-payment of interest and loss of capital in certain circumstances. These securities are also exposed to potentially significant fluctuations in price if the issuer lacks capital or experiences difficulties. Many hybrid securities are subject to provisions permitting their issuers to omit or defer distributions under specified circumstances. Hybrid securities may also have restricted or no voting rights and may have substantially lower overall liquidity than many other securities. Any of these features could cause a loss in market value of hybrid securities held by the Portfolio or otherwise adversely affect the Portfolio.

Preferred Securities Risk: There are various risks associated with investing in preferred securities. In addition, unlike common stock, participation in the growth of an issuer may be limited.

• Credit risk is the risk that a security held by the Portfolio will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status.

• Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall.

• Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer.

• Preferred securities are generally subordinated to bonds and other debt instruments in an issuer’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

• During periods of declining interest rates, an issuer may be able to exercise an option to call, or redeem its issue at par earlier than the scheduled maturity. If this occurs during a time of lower or declining interest rates, the Portfolio may have to reinvest the proceeds in lower yielding securities (and the Portfolio may not benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

• Certain preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Portfolio or at prices approximating the value at which the Portfolio is carrying the securities on its books.

Capital Securities Risk: The value of capital securities may decline in response to changes in legislation and regulations applicable to financial institutions and financial markets, increased competition, adverse changes in general or industry-specific economic conditions, or unfavorable interest rates.

Capital securities in particular are also subject to: the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event; the risk that coupon or distribution payments may be cancelled, deferred, or suspended at the issuer’s discretion or upon the occurrence of certain regulatory or financial conditions, without constituting an event of default; the risk that the principal amount may be written down to a lesser amount, including potentially to zero, or converted into equity, automatically upon the occurrence of a trigger event, independent of any liquidation or bankruptcy proceeding; the risk that such securities may be called by the issuer prior to maturity, or, if not called, may remain outstanding longer than expected, in each case affecting the security's value and the Portfolio's returns; and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk, and liquidity risk, and to equity investments, any of which could result in losses to the Portfolio. Changes to regulatory capital requirements or related supervisory guidance may affect the value, ranking, or terms of capital securities.

Contingent Convertible Securities Risk: CoCos are hybrid securities, most commonly issued by foreign financial institutions (e.g., European banks), that are intended to either convert into equity or have their principal written down (including potentially to zero) upon the occurrence of certain “triggers.” When an issuer’s capital ratio falls below a specified trigger level, or in a regulator’s discretion depending on the regulator’s judgment about the issuer’s solvency prospects, a CoCo may be written down, written off or converted into an equity security. Due to the contingent write-down, write-off and conversion feature, CoCos may have substantially greater risk than other securities in times of financial stress. If the trigger level is breached, the issuer's decision to write down, write off or convert a CoCo may be outside its control, and the Portfolio may suffer a complete loss on an investment in CoCos with no chance of recovery even if the issuer remains in existence. The value of CoCos is unpredictable and may be influenced by many factors including, without limitation: the creditworthiness of the issuer and/or fluctuations in such issuer's applicable capital ratios; supply and demand for CoCos; general market conditions and available liquidity; and economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Interest Rate Risk: Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices. The Portfolio may be subject to heightened interest rate risk due to certain changes in general economic conditions, inflation and monetary policy.

Foreign Currency Risk: Investments denominated in currencies other than U.S. dollars may experience a decline in value, in U.S. dollar terms, due solely to fluctuations in currency exchange rates. The Portfolio’s investments denominated in such currencies, as well as any investments in currencies themselves, could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of currencies. Irrespective of any foreign currency exposure hedging, the Portfolio may experience a decline in the value of its portfolio securities, in U.S. dollar terms, due solely to fluctuations in currency exchange rates. The Investment Manager does not intend to utilize foreign currency contracts for the purpose of generating investment returns.

Liquidity Risk: The lack of a readily available market may limit the ability of the Portfolio to sell certain securities and other investments at the time and price it would like. The size of certain securities offerings of emerging markets issuers may be relatively smaller in size than offerings in more developed markets and, in some cases, the Portfolio, by itself or together with other Portfolios or other accounts managed by the Investment Manager, may hold a position in a security that is large relative to the typical trading volume for that security; these factors can make it difficult for the Portfolio to dispose of the position at the desired time or price.

Concentration Risk: The Portfolio will be concentrated (i.e., hold more than 25% of the value of the Portfolio’s assets) in securities of issuers having their principal business activities in companies in the financials sector, and the Portfolio would be expected to be affected by developments in that sector.

Financials. Companies in the financials sector can be significantly affected by, among other things: government regulation; changes in interest rates and/or monetary policy and general economic conditions; the availability and cost of capital; capital requirements; decreased liquidity in credit markets; and the rate of defaults on corporate, consumer and government debt.

Non-Diversification Risk: The Portfolio’s net asset value may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

Securities Selection Risk: Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Cash Transaction Risk: To the extent the Portfolio sells Portfolio securities to meet some or all of a redemption request with cash, the Portfolio may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in kind. As a result, the Portfolio may pay out higher annual capital gain distributions than if the in-kind redemption process were used. Additionally, the Portfolio may incur additional brokerage costs related to buying and selling securities if it utilizes cash as part of a creation or redemption transaction than it would if the Portfolio had transacted entirely in-kind. The Portfolio imposes transaction fees to offset all or a part of the costs associated with utilizing cash as part of a creation or redemption transaction. To the extent that the transaction fees do not offset the costs associated with a cash transaction, the Portfolio performance may be negatively impacted.

Authorized Participant Concentration Risk: Only an authorized participant may engage in creation or redemption transactions directly with the Portfolio. The Portfolio has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. The Portfolio has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Portfolio and no other authorized participant creates or redeems, Shares may trade at a discount to net asset value and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened for exchange-traded funds (“ETFs”) that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

Large Shareholder Risk: Certain shareholders, including other funds advised by the Investment Manager, may from time to time own a substantial amount of the Portfolio’s shares. In addition, a third party investor, the Investment Manager or an affiliate of the Investment Manager, an Authorized Participant, a market maker, or another entity may invest in the Portfolio and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem or sell its investment. Redemptions of a large number of Portfolio shares could require the Portfolio to dispose of assets to meet the redemption requests, which can accelerate the realization of taxable income and/or capital gains and cause the Portfolio to make taxable distributions to its shareholders earlier than the Portfolio otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such year. In some circumstances, the Portfolio may hold a relatively large proportion of its assets in cash in anticipation of large redemptions (to the extent redemptions are effected in cash), diluting its investment returns. These large redemptions may also force the Portfolio to sell portfolio securities when it might not otherwise do so, which may negatively impact the Portfolio’s net asset value, increase the Portfolio’s brokerage costs and/or have a material effect on the market price of the Portfolio shares.

Market Trading Risk: The net asset value of the Portfolio and the market price of your investment in Portfolio shares may fluctuate. Market prices of Portfolio shares may fluctuate, in some cases significantly, in response to the Portfolio’s net asset value, the intraday value of the Portfolio’s holdings and supply and demand for shares. The Portfolio faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for shares. Any of these factors, among others, may result in shares trading at a significant premium or discount to net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asset value. In addition, because liquidity in certain underlying securities may fluctuate, shares may trade at a larger premium or discount to net asset value than shares of other kinds of ETFs. If a shareholder purchases shares at a time when the market price is at a premium to the net asset value or sells shares at a time when the market price is at a discount to the net asset value, the shareholder may pay more for, or receive less than, the underlying value of the shares, respectively. Additionally, in stressed market conditions, the market for shares may become less liquid in response to deteriorating liquidity in the markets for the Portfolio’s underlying holdings.

Where all or a portion of the Portfolio’s underlying securities trade in a market that is closed when the market in which the Portfolio’s shares are listed and trading is open, there may be differences between the last quote from the security’s closed foreign market and the value of the security during the Portfolio’s domestic trading day, and liquidity in such securities may also be reduced after the applicable closing times. This in turn could lead to differences between the market price of the Portfolio’s shares and the underlying value of those shares and widened bid-ask spreads or fixing or settlement times.

No Guarantee of Active Trading Market Risk: There can be no assurance that an active trading market for Portfolio shares will develop or be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in stressed market conditions because market makers and Authorized Participants may step away from making a market in the shares and in executing creation and redemption orders, which could cause a material deviation in the Portfolio’s market price and its underlying net asset value.

Trading Issues Risk: Trading in Portfolio shares may be halted due to market conditions or for reasons that, in the view of the listing exchange, make trading in shares on the listing exchange inadvisable. In addition, trading in shares on the listing exchange is subject to trading halts caused by extraordinary market volatility pursuant to the listing exchange “circuit breaker” rules. In the event of a trading halt or unanticipated early closing of the listing exchange, a shareholder may be unable to purchase or sell shares of the Portfolio. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of the Portfolio will continue to be met or will remain unchanged.

Limited Operating History Risk: The Portfolio has not commenced operations. As a result, prospective investors would not have a track record or history on which to base their investment decisions. In addition, until the Portfolio achieves a certain size, the performance of certain of its investments may disproportionately impact the performance of the Portfolio, which may be subject to heightened volatility. In addition, there can be no assurance that the Portfolio will grow to or maintain an economically viable size.

Performance Bar Chart and Table

Because the Portfolio had not commenced investment operations prior to the date of this Prospectus, no performance returns are presented. Annual performance returns provide some indication of the risks of investing in the Portfolio by showing changes in performance from year to year. Comparison of Portfolio performance to an appropriate index indicates how the Portfolio’s average annual returns compare with those of a broad measure of market performance. After the Portfolio commences investment operations, performance information will be available at www.lazardassetmanagement.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

François Lavier, portfolio manager/analyst on the Investment Manager’s Fixed Income team, has been with the Portfolio since inception in 2026.

Alexis Lautrette, portfolio manager/analyst on the Investment Manager’s Fixed Income team, has been with the Portfolio since inception in 2026.

John R. Senesac, Jr., portfolio manager/analyst on the Investment Manager’s Fixed Income team, has been with the Portfolio since inception in 2026.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 70.

Lazard Active ETF Trust Summary Section

Lazard India Equity Opportunities ETF

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio, a series of Lazard Active ETF Trust (the “Trust”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and the Example below.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.74%
Other Expenses[1,2]	None
Total Annual Portfolio Operating Expenses	.74%

1 Based on estimated amounts for the current fiscal year.

2 Pursuant to the Portfolio’s unitary management fee structure, Lazard Asset Management LLC (the “Investment Manager”) will pay all expenses of the Portfolio, except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Notwithstanding the foregoing, until May 1, 2027, the Investment Manager has agreed to pay a portion of the Portfolio’s offering costs, so that offering costs borne by the Portfolio do not amount to .01% of its average net assets.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to any waiver and/or the expense reimbursement in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$ 75	$ 236

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. Because the Portfolio had not commenced investment operations prior to the date of this Prospectus, no portfolio turnover information is presented.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies whose principal business activities are located in India. In addition to common stocks, preferred stocks and convertible securities, such equity securities also may include American Depositary Receipts (“ADRs”), Global Depositary Receipts and European Depositary Receipts. Companies that have 50% or more of their assets in or revenue or net income from India are considered to have their principal activities located in India.

The Portfolio invests primarily in companies that the Investment Manager believes are undervalued relative to their perceived intrinsic value based on their earnings, cash flow or asset values.

The Investment Manager uses a proprietary system for fundamental securities analysis, including models generated at the security level, and seeks to identify investment opportunities at any phase of a company’s development. The Investment Manager may sell a security from the Portfolio when the target price is achieved, risk analysis is unfavorable, fundamental investment drivers deteriorate or the investment thesis is invalidated, or there is a negative change in corporate strategy or corporate governance.

The Portfolio may invest in securities across various market sectors and across the capitalization spectrum. While the Portfolio’s investment strategy is not designed to focus investment in any particular market sector or sectors, implementation of the Portfolio’s investment strategy may, from time to time, result in the investment of a significant portion of the Portfolio’s assets in a limited number of market sectors. Additionally, implementation of the Portfolio’s investment strategy may result in significant exposure to large cap companies, however, the market capitalizations of issuers in which the Portfolio invests may vary with market conditions and the Portfolio also may invest in mid cap and small cap companies.

The Investment Manager may enter into foreign currency forward contracts to hedge some or all foreign currency exposure in the Portfolio against movements relative to the U.S. dollar and generally not for the purpose of generating investment returns. However, the Investment Manager may determine not to hedge some or all of the Portfolio’s foreign currency exposure from time-to-time or at any time.

The Portfolio is classified as “non-diversified” under the Investment Company Act of 1940, as amended, which means that it may invest a relatively high percentage of its assets in a limited number of issuers, when compared to a diversified fund.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk: The Portfolio may incur losses due to declines in one or more markets in which it invests. These declines may be the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s). To the extent that such developments impact specific industries, market sectors, countries or geographic regions, the Portfolio’s investments in such industries, market sectors, countries and/or geographic regions can be expected to be particularly affected, especially if such investments are a significant portion of its investment portfolio. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers worldwide. As a result, local, regional or global events such as war or military conflict, acts of terrorism, the spread of infectious illness or other public health issues, social unrest, natural disasters, extreme weather, other geological events, man-made disasters, supply chain disruptions, deflation, inflation, government defaults, government shutdowns, the imposition of sanctions or other similar measures, recessions or other events could have a significant negative impact on global economic and market conditions. For example, a public health or other emergency and aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting travel and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, may have severe negative impacts on markets worldwide. Additionally, general market conditions may affect the value of a Portfolio’s securities, including changes in interest rates, currency rates or monetary policies. Furthermore, the imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions), or the threat or potential of one or more such events and developments, could lead to price volatility and overall declines in the U.S. and global investment markets.

Issuer Risk: The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Non-U.S. Securities Risk: The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-U.S. countries and companies in which the Portfolio invests. Non-U.S. securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. Non-U.S. securities may also subject the Portfolio’s investments to changes in currency rates, which can make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Non-U.S. securities may be subject to economic sanctions or other governmental actions or developments, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) or problems related to share registration, trade settlement or asset custody, which could, among other things, effectively restrict or eliminate the Portfolio’s ability to purchase or sell certain foreign securities. To the extent the Portfolio holds securities subject to such actions, the securities may become difficult to value and/or less liquid (or illiquid). In some cases, the securities may become worthless. In addition, as a result of trade restrictions (including tariffs) and other similar governmental actions or developments, the Portfolio may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices.

Country Risk: Implementation of the Portfolio’s investment strategy involves the investment of a significant portion of the Portfolio’s assets in a particular country, India, and the Portfolio would be expected to be affected by country-specific political, regulatory, market, economic and social developments.

India. The economy of India differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, interest rates, allocation of resources, capital reinvestment, the potential for nationalization or expropriation of assets and competition from low-cost issuers of other emerging economies in Asia, among others. Issuers in India are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are issuers in more developed markets, and therefore all material information pertaining to Indian issuers may not be available or reliable.

The securities markets in India are comparatively underdeveloped, and stockbrokers and other intermediaries may not perform as well as their counterparts in the U.S. and other more developed securities markets. The limited liquidity of the Indian securities markets may also affect the Portfolio’s ability to acquire or dispose of securities at the price and time that it desires. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. In addition, the Reserve Bank of India (“RBI”) has imposed limits on foreign ownership of Indian securities, which may decrease the liquidity of the Portfolio’s investments and result in extreme volatility in the prices of Indian securities. Further, certain Indian regulatory approvals, including approvals from the Securities and Exchange Board of India, the RBI, the central government and the tax authorities (to the extent that tax benefits need to be utilized), may be required before the Portfolio can make investments in the securities of Indian companies. Capital gains from Indian securities may be subject to local taxation.

In addition, the Indian economy could be adversely impacted by natural disasters, such as monsoons, tsunamis and earthquakes. India has experienced acts of terrorism that has targeted foreigners. Such acts of terrorism have had a negative impact on tourism, an important sector of the Indian economy. Social and religious factors, and the status of India’s relations with other countries, may have an adverse effect on the Portfolio’s investments. For example, India has experienced civil unrest and hostilities with neighboring countries, including Pakistan, and the Indian government has confronted separatist movements in several Indian states. The Indian government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. Accordingly, Indian government actions in the future could have a significant effect on the Indian economy, which could affect private sector companies, market conditions, and prices and yields of securities in the Portfolio. Large portions of many Indian companies remain in the hands of individuals and corporate governance standards of Indian issuers may be weaker and less transparent than in other securities markets, which may increase the risk of loss and unequal treatment of investors.

Emerging Market Risk: Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. Further, investments in securities of issuers located in certain emerging countries involve the risk of loss resulting from problems in share registration, settlement or custody, substantial economic, political and social disruptions and the threat or imposition of sanctions or exchange controls (including repatriation restrictions). The securities markets of emerging market countries have historically been extremely volatile and less liquid than more developed markets, thus, the Portfolio may be unable to liquidate its positions in such securities at a favorable time or price. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. Significant devaluation of emerging market currencies against the U.S. dollar may occur subsequent to acquisition of investments denominated in emerging market currencies. Emerging market countries may also be more susceptible to fraud, corruption, and money laundering, which may result in negative commercial consequences in relation to the value, liquidity and tradability of investments in or related to those regions.

Foreign Currency Risk: Investments denominated in currencies other than U.S. dollars may experience a decline in value, in U.S. dollar terms, due solely to fluctuations in currency exchange rates. The Portfolio’s investments denominated in such currencies (particularly currencies of emerging markets countries), as well as any investments in currencies themselves, could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of currencies. Irrespective of any foreign currency exposure hedging, the Portfolio may experience a decline in the value of its portfolio securities, in U.S. dollar terms, due solely to fluctuations in currency exchange rates. The Investment Manager does not intend to utilize foreign currency contracts for the purpose of generating investment returns.

Forward Currency Contracts and Currency Hedging Risk: Forward currency contracts, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since forward currency contracts, like most derivative instruments, have a leverage component that provides investment exposure in excess of the amount invested. Forward currency contracts are subject to the risks of the creditworthiness of and default by the counterparty and consequently may lose all or a portion of their value due solely to the creditworthiness of or default by the counterparty. Forward currency contracts also may be illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the value of such contracts. Forward currency contracts are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related currencies. As such, a small investment could have a potentially large impact on the Portfolio’s performance. Forward currency contracts incur costs, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of forward currency contracts, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to accurately predict movements in currency exchange rates and, for hedging transactions, there may be imperfect correlations between movements in exchange rates that could cause the Portfolio to incur significant losses. Use of forward currency contracts, even if entered into for hedging purposes, may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

Depositary Receipts Risk: ADRs and similar depositary receipts typically will be subject to certain of the risks associated with direct investments in the securities of non-U.S. companies, because their values depend on the performance of the underlying non-U.S. securities. However, currency fluctuations will impact investments in depositary receipts differently than direct investments in non-U.S. dollar-denominated non-U.S. securities, because a depositary receipt will not appreciate in value solely as a result of appreciation in the currency in which the underlying non-U.S. dollar security is denominated.

Large Cap Companies Risk: Investments in large cap companies may underperform other segments of the market when such other segments are in favor or because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Small and Mid Cap Companies Risk: Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Value Investing and Growth Investing Risks: Value investments are believed by the Investment Manager to be undervalued, but may not realize their perceived value for extended periods of time or may never realize their perceived value. Growth investments are believed by the Investment Manager to have the potential for growth, but may not realize such perceived potential for extended periods of time or may never realize such perceived growth potential. Such securities may be more volatile than other securities because they can be more sensitive to investor perceptions of the issuing company’s growth potential. These securities may respond differently to market and other developments than other types of securities.

Non-Diversification Risk: The Portfolio’s net asset value may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

Securities Selection Risk: Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Authorized Participant Concentration Risk: Only an authorized participant may engage in creation or redemption transactions directly with the Portfolio. The Portfolio has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. The Portfolio has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Portfolio and no other authorized participant creates or redeems, Shares may trade at a discount to net asset value and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened for ETFs that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

Cash Transaction Risk: To the extent the Portfolio sells Portfolio securities to meet some or all of a redemption request with cash, the Portfolio may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in kind. As a result, the Portfolio may pay out higher annual capital gain distributions than if the in-kind redemption process were used. Additionally, the Portfolio may incur additional brokerage costs related to buying and selling securities if it utilizes cash as part of a creation or redemption transaction than it would if the Portfolio had transacted entirely in-kind. The Portfolio imposes transaction fees to offset all or a part of the costs associated with utilizing cash as part of a creation or redemption transaction. To the extent that the transaction fees do not offset the costs associated with a cash transaction, the Portfolio performance may be negatively impacted.

Large Shareholder Risk: Certain shareholders, including other funds advised by the Investment Manager, may from time to time own a substantial amount of the Portfolio’s shares. In addition, a third party investor, the Investment Manager or an affiliate of the Investment Manager, an Authorized Participant, a market maker, or another entity may invest in the Portfolio and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem or sell its investment. Redemptions of a large number of Portfolio shares could require the Portfolio to dispose of assets to meet the redemption requests, which can accelerate the realization of taxable income and/or capital gains and cause the Portfolio to make taxable distributions to its shareholders earlier than the Portfolio otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such year. In some circumstances, the Portfolio may hold a relatively large proportion of its assets in cash in anticipation of large redemptions (to the extent redemptions are effected in cash), diluting its investment returns. These large redemptions may also force the Portfolio to sell portfolio securities when it might not otherwise do so, which may negatively impact the Portfolio’s net asset value, increase the Portfolio’s brokerage costs and/or have a material effect on the market price of the Portfolio shares.

Market Trading Risk: The net asset value of the Portfolio and the market price of your investment in Portfolio shares may fluctuate. Market prices of Portfolio shares may fluctuate, in some cases significantly, in response to the Portfolio’s net asset value, the intraday value of the Portfolio’s holdings and supply and demand for shares. The Portfolio faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for shares. Any of these factors, among others, may result in shares trading at a significant premium or discount to net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asset value. In addition, because liquidity in certain underlying securities may fluctuate, shares may trade at a larger premium or discount to net asset value than shares of other kinds of ETFs. If a shareholder purchases shares at a time when the market price is at a premium to the net asset value or sells shares at a time when the market price is at a discount to the net asset value, the shareholder may pay more for, or receive less than, the underlying value of the shares, respectively. Additionally, in stressed market conditions, the market for shares may become less liquid in response to deteriorating liquidity in the markets for the Portfolio’s underlying holdings.

Where all or a portion of the Portfolio’s underlying securities trade in a market that is closed when the market in which the Portfolio’s shares are listed and trading is open, there may be differences between the last quote from the security’s closed foreign market and the value of the security during the Portfolio’s domestic trading day, and liquidity in such securities may also be reduced after the applicable closing times. This in turn could lead to differences between the market price of the Portfolio’s shares and the underlying value of those shares and widened bid-ask spreads or fixing or settlement times.

No Guarantee of Active Trading Market Risk: There can be no assurance that an active trading market for Portfolio shares will develop or be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in stressed market conditions because market makers and Authorized Participants may step away from making a market in the shares and in executing creation and redemption orders, which could cause a material deviation in the Portfolio’s market price and its underlying net asset value.

Trading Issues Risk: Trading in Portfolio shares may be halted due to market conditions or for reasons that, in the view of the listing exchange, make trading in shares on the listing exchange inadvisable. In addition, trading in shares on the listing exchange is subject to trading halts caused by extraordinary market volatility pursuant to the listing exchange “circuit breaker” rules. In the event of a trading halt or unanticipated early closing of the listing exchange, a shareholder may be unable to purchase or sell shares of the Portfolio. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of the Portfolio will continue to be met or will remain unchanged.

Limited Operating History Risk: The Portfolio has not commenced operations. As a result, prospective investors would not have a track record or history on which to base their investment decisions. In addition, until the Portfolio achieves a certain size, the performance of certain of its investments may disproportionately impact the performance of the Portfolio, which may be subject to heightened volatility. In addition, there can be no assurance that the Portfolio will grow to or maintain an economically viable size.

Performance Bar Chart and Table

Because the Portfolio had not commenced investment operations prior to the date of this Prospectus, no performance returns are presented. Annual performance returns provide some indication of the risks of investing in the Portfolio by showing changes in performance from year to year. Comparison of Portfolio performance to an appropriate index indicates how the Portfolio’s average annual returns compare with those of a broad measure of market performance. After the Portfolio commences investment operations, performance information will be available at www.lazardassetmanagement.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Rohit Chopra, portfolio manager/analyst on the Investment Manager’s Emerging Markets Equity and Emerging Markets Core Equity teams, has been with the Portfolio since inception in 2026.

Thomas Boyle, portfolio manager/analyst on the Investment Manager’s Emerging Markets Core Equity team, has been with the Portfolio since inception in 2026.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 70.

Lazard Active ETF Trust Summary Section

Lazard International Dynamic Equity ETF

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio, a series of Lazard Active ETF Trust (the “Trust”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and the Example below.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.40%
Other Expenses[1]	None
Total Annual Portfolio Operating Expenses	.40%

1 Pursuant to the Portfolio’s unitary management fee structure, Lazard Asset Management LLC (the “Investment Manager”) will pay all expenses of the Portfolio, except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Notwithstanding the foregoing, until May 1, 2027, the Investment Manager has agreed to pay a portion of the Portfolio’s offering costs, so that offering costs borne by the Portfolio do not amount to .01% of its average net assets.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to any waiver and/or the expense reimbursement in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 40	$ 127	$ 223	$ 504

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 88% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in non-U.S. equity securities. In addition to common stocks, preferred stocks and convertible securities, such equity securities also may include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”).

In managing the Portfolio, the Investment Manager utilizes a quantitatively driven, bottom up stock selection process. Utilizing a proprietary quantitative model, the Portfolio management team selects investments for the Portfolio from a broad investment universe of non-U.S. equity securities, including common stocks, preferred stocks and convertible securities, depositary receipts (including ADRs, GDRs and EDRs, as well as real estate investment trusts (“REITs”)), warrants and rights. The active, quantitative approach utilized by the Portfolio management team involves initial screening, risk assessment and evaluation of each company relative to its global peers. The Portfolio will typically invest the majority of its assets in securities of non-U.S. developed market companies, using an objective, systematic investment process that blends both risk and stock ranking assessments designed to capture attractive risk-to-return characteristics. In addition to a multidimensional assessment of risk, each company is evaluated daily according to four independent measures: valuation, growth, quality and sentiment. “Sentiment” is a measure of market enthusiasm and support for a company, including, among other factors, price momentum and trading volume. The Portfolio may invest across the capitalization spectrum and may invest in emerging markets companies.

The allocation of the Portfolio’s assets among countries and regions will vary from time to time based on the Investment Manager’s judgment and its analysis of market conditions. The Portfolio may invest up to 20% of its assets in securities of companies located in the U.S.

The Portfolio considers a company to be a non-U.S. company if: (i) the company is organized under the laws of or domiciled in a country other than the U.S. or maintains its principal place of business in a country other than the US; (ii) the securities of such company are traded principally on a non-U.S. market; or (iii) during the most recent fiscal year of the company, the company derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in countries other than the U.S. or the company has at least 50% of its assets in countries other than the U.S. Non-U.S. developed market countries include all countries identified as Developed Markets (excluding the U.S.) by the MSCI ACWI ex USA Index, which as of March 31, 2026 includes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Emerging market countries include all countries represented by the MSCI Emerging Markets Index, which as of March 31, 2026 includes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The Portfolio may invest in exchange-traded funds (“ETFs”).

The Portfolio is classified as a “diversified” investment company under the Investment Company Act of 1940, as amended.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk: The Portfolio may incur losses due to declines in one or more markets in which it invests. These declines may be the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s). To the extent that such developments impact specific industries, market sectors, countries or geographic regions, the Portfolio’s investments in such industries, market sectors, countries and/or geographic regions can be expected to be particularly affected, especially if such investments are a significant portion of its investment portfolio. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers worldwide. As a result, local, regional or global events such as war or military conflict, acts of terrorism, the spread of infectious illness or other public health issues, social unrest, natural disasters, extreme weather, other geological events, man-made disasters, supply chain disruptions, deflation, inflation, government defaults, government shutdowns, the imposition of sanctions or other similar measures, recessions or other events could have a significant negative impact on global economic and market conditions. For example, a public health or other emergency and aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting travel and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, may have severe negative impacts on markets worldwide. Additionally, general market conditions may affect the value of a Portfolio’s securities, including changes in interest rates, currency rates or monetary policies. Furthermore, the imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions), or the threat or potential of one or more such events and developments, could lead to price volatility and overall declines in the U.S. and global investment markets.

Issuer Risk: The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Non-U.S. Securities Risk: The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-U.S. countries and companies in which the Portfolio invests. Non-U.S. securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. Non-U.S. securities may also subject the Portfolio’s investments to changes in currency rates, which can make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Non-U.S. securities may be subject to economic sanctions or other governmental actions or developments, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) or problems related to share registration, trade settlement or asset custody, which could, among other things, effectively restrict or eliminate the Portfolio’s ability to purchase or sell certain foreign securities. To the extent the Portfolio holds securities subject to such actions, the securities may become difficult to value and/or less liquid (or illiquid). In some cases, the securities may become worthless. In addition, as a result of trade restrictions (including tariffs) and other similar governmental actions or developments, the Portfolio may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices.

Emerging Market Risk: Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. Further, investments in securities of issuers located in certain emerging countries involve the risk of loss resulting from problems in share registration, settlement or custody, substantial economic, political and social disruptions and the threat or imposition of sanctions or exchange controls (including repatriation restrictions). The securities markets of emerging market countries have historically been extremely volatile and less liquid than more developed markets, thus, the Portfolio may be unable to liquidate its positions in such securities at a favorable time or price. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. Significant devaluation of emerging market currencies against the U.S. dollar may occur subsequent to acquisition of investments denominated in emerging market currencies. Emerging market countries may also be more susceptible to fraud, corruption, and money laundering, which may result in negative commercial consequences in relation to the value, liquidity and tradability of investments in or related to those regions.

Foreign Currency Risk: Investments denominated in currencies other than U.S. dollars may experience a decline in value, in U.S. dollar terms, due solely to fluctuations in currency exchange rates. The Portfolio’s investments denominated in such currencies (particularly currencies of emerging markets countries), as well as any investments in currencies themselves, could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of currencies. Irrespective of any foreign currency exposure hedging, the Portfolio may experience a decline in the value of its portfolio securities, in U.S. dollar terms, due solely to fluctuations in currency exchange rates. The Investment Manager does not intend to utilize foreign currency contracts for the purpose of generating investment returns.

Depositary Receipts Risk: ADRs and similar depositary receipts typically will be subject to certain of the risks associated with direct investments in the securities of non-U.S. companies, because their values depend on the performance of the underlying non-U.S. securities. However, currency fluctuations will impact investments in depositary receipts differently than direct investments in non-U.S. dollar-denominated non-U.S. securities, because a depositary receipt will not appreciate in value solely as a result of appreciation in the currency in which the underlying non-U.S. dollar security is denominated.

Quantitative Model Risk: The success of the Portfolio’s investment strategy depends largely upon the effectiveness of the Investment Manager’s quantitative model. A quantitative model, such as the risk and other models used by the Investment Manager requires adherence to a systematic, disciplined process. The Investment Manager’s ability to monitor and, if necessary, adjust its quantitative model could be adversely affected by various factors including incorrect or outdated market and other data inputs. Factors that affect a security’s value can change over time, and these changes may not be reflected in the quantitative model. In addition, factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value.

Large Cap Companies Risk: Investments in large cap companies may underperform other segments of the market when such other segments are in favor or because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Small and Mid Cap Companies Risk: Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Sector Risk: Implementation of the Portfolio’s investment strategy may, during certain periods, result in the investment of a significant portion of the Portfolio’s assets in a particular market sector, such as companies in the financials sector, and the Portfolio would be expected to be affected by developments in that sector.

Financials. Companies in the financials sector can be significantly affected by, among other things: government regulation; changes in interest rates and/or monetary policy and general economic conditions; the availability and cost of capital; capital requirements; decreased liquidity in credit markets; and the rate of defaults on corporate, consumer and government debt.

REIT Risk: REITs are subject to similar risks as an investment in a realty-related company. Consequently, investments in REITs could lead to investment results that may be significantly different from investments in the broader securities markets. The risks related to investments in realty-related companies include, but are not limited to: adverse changes in general economic and local market conditions; adverse developments in employment; changes in supply or demand for similar or competing properties; unfavorable changes in applicable taxes, governmental regulations and interest rates; operating or development expenses; and lack of available financing. Due to certain special considerations that apply to REITs, investments in REITs may carry additional risks not necessarily present in investments in other securities. REIT securities (including those trading on national exchanges) typically have trading volumes that are less than those of securities of other types of companies, which may affect the Portfolio’s ability to trade or liquidate those securities. An investment in a REIT may be adversely affected if the REIT fails to comply with applicable laws and regulations, including failing to qualify as a REIT under the Internal Revenue Code of 1986, as amended. Failure to qualify with any of these requirements could jeopardize a company’s status as a REIT. The Portfolio generally will have no control over the operations and policies of a REIT, including qualification as a REIT.

Other Equity Securities Risk: Investments in rights and warrants involve certain risks, including the possible lack of a liquid market for resale, price fluctuations and the failure of the price of the underlying security to reach a level at which the right or warrant can be prudently exercised, in which case the right or warrant may expire without being exercised and result in a loss of the Portfolio’s entire investment.

Securities Selection Risk: Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Authorized Participant Concentration Risk: Only an authorized participant may engage in creation or redemption transactions directly with the Portfolio. The Portfolio has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. The Portfolio has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Portfolio and no other authorized participant creates or redeems, Shares may trade at a discount to net asset value and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened for ETFs that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

Large Shareholder Risk: Certain shareholders, including other funds advised by the Investment Manager, may from time to time own a substantial amount of the Portfolio’s shares. In addition, a third party investor, the Investment Manager or an affiliate of the Investment Manager, an Authorized Participant, a market maker, or another entity may invest in the Portfolio and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem or sell its investment. Redemptions of a large number of Portfolio shares could require the Portfolio to dispose of assets to meet the redemption requests, which can accelerate the realization of taxable income and/or capital gains and cause the Portfolio to make taxable distributions to its shareholders earlier than the Portfolio otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such year. In some circumstances, the Portfolio may hold a relatively large proportion of its assets in cash in anticipation of large redemptions (to the extent redemptions are effected in cash), diluting its investment returns. These large redemptions may also force the Portfolio to sell portfolio securities when it might not otherwise do so, which may negatively impact the Portfolio’s net asset value, increase the Portfolio’s brokerage costs and/or have a material effect on the market price of the Portfolio shares.

Market Trading Risk: The net asset value of the Portfolio and the market price of your investment in Portfolio shares may fluctuate. Market prices of Portfolio shares may fluctuate, in some cases significantly, in response to the Portfolio’s net asset value, the intraday value of the Portfolio’s holdings and supply and demand for shares. The Portfolio faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for shares. Any of these factors, among others, may result in shares trading at a significant premium or discount to net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asset value. In addition, because liquidity in certain underlying securities may fluctuate, shares may trade at a larger premium or discount to net asset value than shares of other kinds of ETFs. If a shareholder purchases shares at a time when the market price is at a premium to the net asset value or sells shares at a time when the market price is at a discount to the net asset value, the shareholder may pay more for, or receive less than, the underlying value of the shares, respectively. Additionally, in stressed market conditions, the market for shares may become less liquid in response to deteriorating liquidity in the markets for the Portfolio’s underlying holdings.

Where all or a portion of the Portfolio’s underlying securities trade in a market that is closed when the market in which the Portfolio’s shares are listed and trading is open, there may be differences between the last quote from the security’s closed foreign market and the value of the security during the Portfolio’s domestic trading day, and liquidity in such securities may also be reduced after the applicable closing times. This in turn could lead to differences between the market price of the Portfolio’s shares and the underlying value of those shares and widened bid-ask spreads or fixing or settlement times.

No Guarantee of Active Trading Market Risk: There can be no assurance that an active trading market for Portfolio shares will develop or be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in stressed market conditions because market makers and Authorized Participants may step away from making a market in the shares and in executing creation and redemption orders, which could cause a material deviation in the Portfolio’s market price and its underlying net asset value.

Trading Issues Risk: Trading in Portfolio shares may be halted due to market conditions or for reasons that, in the view of the listing exchange, make trading in shares on the listing exchange inadvisable. In addition, trading in shares on the listing exchange is subject to trading halts caused by extraordinary market volatility pursuant to the listing exchange “circuit breaker” rules. In the event of a trading halt or unanticipated early closing of the listing exchange, a shareholder may be unable to purchase or sell shares of the Portfolio. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of the Portfolio will continue to be met or will remain unchanged.

Limited Operating History Risk: The Portfolio has not commenced operations. As a result, prospective investors would not have a track record or history on which to base their investment decisions. In addition, until the Portfolio achieves a certain size, the performance of certain of its investments may disproportionately impact the performance of the Portfolio, which may be subject to heightened volatility. In addition, there can be no assurance that the Portfolio will grow to or maintain an economically viable size.

Performance Bar Chart and Table
Year-by-Year Total Returns
As of December 31, 2025

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. Performance results shown in the bar chart and the performance table below include the performance of the Institutional Class of

Lazard International Equity Advantage Portfolio, another investment company advised by the Investment Manager (the “Predecessor Portfolio”). The assets of the Predecessor Portfolio were transferred to the Portfolio in a tax-free reorganization on May 9, 2025.

The performance of the Predecessor Portfolio has not been restated to reflect the annual operating expenses of the Portfolio, which are lower than those of the Predecessor Portfolio. Because the Portfolio has different fees and expenses than the Predecessor Portfolio, the Portfolio would also have had different performance results. Additionally, if the Predecessor Portfolio had operated as an ETF, its performance may have differed.

The bar chart shows the Portfolio’s year-by-year performance and average annual performance compared to that of a broad measure of market performance and an index that is generally more representative of the types of market sectors and/or types of investments in which the Portfolio invests over the past 10 calendar years. Updated performance information for the Portfolio is available at www.lazardassetmanagement.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Calendar Years ended December 31

Best Quarter:
2022, Q4	18.40%

Worst Quarter:
2020, Q1	-22.12%

Average Annual Total Returns
(for the periods ended December 31, 2025)

After-tax returns of the Portfolio will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

	Inception Date	1 Year	5 Years	10 Years
Fund:	10/31/2013
Returns Before Taxes		40.07%	13.07%	8.99%
Returns After Taxes on Distributions		40.07%	13.07%	8.99%
Returns After Taxes on Distributions and Sale of Portfolio Shares		39.98%	13.06%	8.99%
MSCI ACWI ex USA Index (reflects no deduction for fees, expenses or taxes)		32.39%	7.91%	8.41%
MSCI EAFE/ACWI ex US Linked Index (reflects no deduction for fees, expenses or taxes)		32.39%	9.54%	8.49%

The MSCI ACWI ex USA Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of large and mid-capitalization companies across developed and emerging markets countries (excluding the United States).

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure equity market performance of large and mid-capitalization companies across developed markets countries, excluding the United States and Canada.

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Paul Moghtader, portfolio manager/analyst on various of the Investment Manager’s Equity Advantage teams, has been with the Portfolio since inception in 2025. Mr. Moghtader also had been with the Predecessor Portfolio since 2015.

Peter Kashanek, portfolio manager/analyst on various of the Investment Manager’s Equity Advantage teams, has been with the Portfolio since inception in 2025. Mr. Kashanek also had been with the Predecessor Portfolio since 2024.

Alex Lai, portfolio manager/analyst on various of the Investment Manager’s Equity Advantage teams, has been with the Portfolio since inception in 2025. Mr. Lai also had been with the Predecessor Portfolio since 2019.

Kurt Livermore, portfolio manager/analyst on various of the Investment Manager’s Equity Advantage teams, has been with the Portfolio since inception in 2025. Mr. Livermore also had been with the Predecessor Portfolio since 2024.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 70.

Lazard Active ETF Trust Summary Section

Lazard Japanese Equity ETF

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio, a series of Lazard Active ETF Trust (the “Trust”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and the Example below.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.60%
Other Expenses[1]	None
Total Annual Portfolio Operating Expenses	.60%

1 Pursuant to the Portfolio’s unitary management fee structure, Lazard Asset Management LLC (the “Investment Manager”) will pay all expenses of the Portfolio, except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Notwithstanding the foregoing, until May 1, 2027, the Investment Manager has agreed to pay a portion of the Portfolio’s offering costs, so that offering costs borne by the Portfolio do not amount to .01% of its average net assets.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to any waiver and/or the expense reimbursement in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 60	$ 191	$ 334	$ 749

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the period from April 4, 2025 (commencement of operations) through December 31, 2025, the Portfolio’s portfolio turnover rate was 8% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equities and equity-related securities traded on markets in Japan. Such equity and equity-related securities may include shares, including common and preferred stock, warrants and rights.

The Investment Manager seeks to invest in the equity and equity-related securities of companies operating in sectors which have been identified through research undertaken by the Investment Manager as showing greater potential for growth at any given point of the economic cycle. Investments may be made in companies from across the spectrum of market capitalization and will not be focused on any particular industry or sector.

The Portfolio may invest in exchange-traded funds (“ETFs”). The Portfolio may, but is not required to, enter into futures contracts or swap agreements, in each case for hedging purposes or to seek to increase returns.

The Investment Manager may enter into foreign currency forward contracts to hedge some or all foreign currency exposure in the Portfolio against movements relative to the U.S. dollar and generally not for the purpose of generating investment returns. However, the Investment Manager may determine not to hedge some or all of the Portfolio’s foreign currency exposure from time-to-time or at any time.

The Portfolio is classified as “non-diversified” under the Investment Company Act of 1940, as amended, which means that it may invest a relatively high percentage of its assets in a limited number of issuers, when compared to a diversified fund.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk: The Portfolio may incur losses due to declines in one or more markets in which it invests. These declines may be the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s). To the extent that such developments impact specific industries, market sectors, countries or geographic regions, the Portfolio’s investments in such industries, market sectors, countries and/or geographic regions can be expected to be particularly affected, especially if such investments are a significant portion of its investment portfolio. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers worldwide. As a result, local, regional or global events such as war or military conflict, acts of terrorism, the spread of infectious illness or other public health issues, social unrest, natural disasters, extreme weather, other geological events, man-made disasters, supply chain disruptions, deflation, inflation, government defaults, government shutdowns, the imposition of sanctions or other similar measures, recessions or other events could have a significant negative impact on global economic and market conditions. For example, a public health or other emergency and aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting travel and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, may have severe negative impacts on markets worldwide. Additionally, general market conditions may affect the value of a Portfolio’s securities, including changes in interest rates, currency rates or monetary policies. Furthermore, the imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions), or the threat or potential of one or more such events and developments, could lead to price volatility and overall declines in the U.S. and global investment markets.

Issuer Risk: The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Country Risk: Implementation of the Portfolio’s investment strategy involves the investment of a significant portion of the Portfolio’s assets in a particular country, Japan, and the Portfolio would be expected to be affected by country-specific political, regulatory, market, economic and social developments.

Japan. Over the last few decades, Japan’s economic growth rate had remained relatively low compared to that of its Asian neighbors and other major developed economies mainly due to deflation. Japan has few natural resources and limited land area and is reliant on imports for its commodity needs. Fluctuations or shortages in relevant commodity markets could have a negative impact on Japan’s economy. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, which could negatively affect the Portfolio. The Japanese economy also can be adversely affected by trade tariffs, other protectionist measures, competition from emerging economies, and the economic conditions of its trading partners. Japan has a growing economic relationship with China and other Southeast Asian countries, and economic, political or social instability in those countries could have an adverse effect on Japan’s economy. The Japanese yen has fluctuated widely at times, and any increase in the yen’s value may cause a decline in Japan’s exports.

Non-U.S. Securities Risk: The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-U.S. countries and companies in which the Portfolio invests. Non-U.S. securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. Non-U.S. securities may also subject the Portfolio’s investments to changes in currency rates, which can make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Non-U.S. securities may be subject to economic sanctions or other governmental actions or developments, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) or problems related to share registration, trade settlement or asset custody, which could, among other things, effectively restrict or eliminate the Portfolio’s ability to purchase or sell certain foreign securities. To the extent the Portfolio holds securities subject to such actions, the securities may become difficult to value and/or less liquid (or illiquid). In some cases, the securities may become worthless. In addition, as a result of trade restrictions (including tariffs) and other similar governmental actions or developments, the Portfolio may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices.

Foreign Currency Risk: Investments denominated in currencies other than U.S. dollars may experience a decline in value, in U.S. dollar terms, due solely to fluctuations in currency exchange rates. The Portfolio’s investments denominated in such currencies (particularly currencies of emerging markets countries), as well as any investments in currencies themselves, could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of currencies. Irrespective of any foreign currency exposure hedging, the Portfolio may experience a decline in the value of its portfolio securities, in U.S. dollar terms, due solely to fluctuations in currency exchange rates. The Investment Manager does not intend to utilize foreign currency contracts for the purpose of generating investment returns.

Value Investing Risk: Value investments are believed by the Investment Manager to be undervalued, but may not realize their perceived value for extended periods of time or may never realize their perceived value. These securities may respond differently to market and other developments than other types of securities.

Large Cap Companies Risk: Investments in large cap companies may underperform other segments of the market when such other segments are in favor or because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Small and Mid Cap Companies Risk: Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Sector Risk: Implementation of the Portfolio’s investment strategy may, during certain periods, result in the investment of a significant portion of the Portfolio’s assets in a particular market sector, such as companies in the industrials sector, and the Portfolio would be expected to be affected by developments in that sector.

Industrials. Companies in the industrials sector can be significantly affected by, among other things: supply and demand for products and services, product obsolescence, government regulation, changes in commodity prices, claims for environmental damage and product liability and imposition of import controls.

Other Equity Securities Risk: Investments in rights and warrants involve certain risks, including the possible lack of a liquid market for resale, price fluctuations and the failure of the price of the underlying security to reach a level at which the right or warrant can be prudently exercised, in which case the right or warrant may expire without being exercised and result in a loss of the Portfolio’s entire investment.

Non-Diversification Risk: The Portfolio’s net asset value may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

Securities Selection Risk: Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Authorized Participant Concentration Risk: Only an authorized participant may engage in creation or redemption transactions directly with the Portfolio. The Portfolio has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. The Portfolio has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Portfolio and no other authorized participant creates or redeems, Shares may trade at a discount to net asset value and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened for ETFs that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

Large Shareholder Risk: Certain shareholders, including other funds advised by the Investment Manager, may from time to time own a substantial amount of the Portfolio’s shares. In addition, a third party investor, the Investment Manager or an affiliate of the Investment Manager, an Authorized Participant, a market maker, or another entity may invest in the Portfolio and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem or sell its investment. Redemptions of a large number of Portfolio shares could require the Portfolio to dispose of assets to meet the redemption requests, which can accelerate the realization of taxable income and/or capital gains and cause the Portfolio to make taxable distributions to its shareholders earlier than the Portfolio otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such year. In some circumstances, the Portfolio may hold a relatively large proportion of its assets in cash in anticipation of large redemptions (to the extent redemptions are effected in cash), diluting its investment returns. These large redemptions may also force the Portfolio to sell portfolio securities when it might not otherwise do so, which may negatively impact the Portfolio’s net asset value, increase the Portfolio’s brokerage costs and/or have a material effect on the market price of the Portfolio shares.

Market Trading Risk: The net asset value of the Portfolio and the market price of your investment in Portfolio shares may fluctuate. Market prices of Portfolio shares may fluctuate, in some cases significantly, in response to the Portfolio’s net asset value, the intraday value of the Portfolio’s holdings and supply and demand for shares. The Portfolio faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for shares. Any of these factors, among others, may result in shares trading at a significant premium or discount to net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asset value. In addition, because liquidity in certain underlying securities may fluctuate, shares may trade at a larger premium or discount to net asset value than shares of other kinds of ETFs. If a shareholder purchases shares at a time when the market price is at a premium to the net asset value or sells shares at a time when the market price is at a discount to the net asset value, the shareholder may pay more for, or receive less than, the underlying value of the shares, respectively. Additionally, in stressed market conditions, the market for shares may become less liquid in response to deteriorating liquidity in the markets for the Portfolio’s underlying holdings.

Where all or a portion of the Portfolio’s underlying securities trade in a market that is closed when the market in which the Portfolio’s shares are listed and trading is open, there may be differences between the last quote from the security’s closed foreign market and the value of the security during the Portfolio’s domestic trading day, and liquidity in such securities may also be reduced after the applicable closing times. This in turn could lead to differences between the market price of the Portfolio’s shares and the underlying value of those shares and widened bid-ask spreads or fixing or settlement times.

No Guarantee of Active Trading Market Risk: There can be no assurance that an active trading market for Portfolio shares will develop or be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in stressed market conditions because market makers and Authorized Participants may step away from making a market in the shares and in executing creation and redemption orders, which could cause a material deviation in the Portfolio’s market price and its underlying net asset value.

Trading Issues Risk: Trading in Portfolio shares may be halted due to market conditions or for reasons that, in the view of the listing exchange, make trading in shares on the listing exchange inadvisable. In addition, trading in shares on the listing exchange is subject to trading halts caused by extraordinary market volatility pursuant to the listing exchange “circuit breaker” rules. In the event of a trading halt or unanticipated early closing of the listing exchange, a shareholder may be unable to purchase or sell shares of the Portfolio. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of the Portfolio will continue to be met or will remain unchanged.

Limited Operating History Risk: The Portfolio has not commenced operations. As a result, prospective investors would not have a track record or history on which to base their investment decisions. In addition, until the Portfolio achieves a certain size, the performance of certain of its investments may disproportionately impact the performance of the Portfolio, which may be subject to heightened volatility. In addition, there can be no assurance that the Portfolio will grow to or maintain an economically viable size.

Performance Bar Chart and Table
As of December 31, 2025

Because the Portfolio did not have a full calendar year of performance prior to the date of this Prospectus, no performance returns are presented. Annual performance returns provide some indication of the risks of investing in the Portfolio by showing the changes in performance from year to year. Comparison of Portfolio performance to an appropriate index indicates how the Portfolio’s average annual returns compare with those of a broad measure of market performance. Updated performance information is available at www.lazardassetmanagement.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

June-Yon Kim, portfolio manager/analyst and Head of the Investment Manager’s Japanese Equity team, has been with the Portfolio since inception in 2025.

Scott R. Anderson, portfolio manager/analyst on the Investment Manager’s Japanese Equity team, has been with the Portfolio since inception in 2025.

Matthew R. Bills, portfolio manager/analyst on the Investment Manager’s Japanese Equity team, has been with the Portfolio since inception in 2025.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 70.

Lazard Active ETF Trust Summary Section

Lazard Listed Infrastructure ETF

Investment Objective

The Portfolio seeks total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio, a series of Lazard Active ETF Trust (the “Trust”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and the Example below.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.96%
Other Expenses[1,2]	None
Total Annual Portfolio Operating Expenses	.96%

1 Based on estimated amounts for the current fiscal year.

2 Pursuant to the Portfolio’s unitary management fee structure, Lazard Asset Management LLC (the “Investment Manager”) will pay all expenses of the Portfolio, except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Notwithstanding the foregoing, until May 1, 2027, the Investment Manager has agreed to pay a portion of the Portfolio’s offering costs, so that offering costs borne by the Portfolio do not amount to .01% of its average net assets.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to any waiver and/or the expense reimbursement in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$ 97	$ 305

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the period from October 3, 2025 (commencement of operations) through December 31, 2025, the Portfolio’s portfolio turnover rate was 3% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of Infrastructure Companies that are listed on a national or other recognized securities exchange. Infrastructure Companies derive at least 50% of their revenues from, or have at least 50% of their assets committed to, the generation, production, transmission, sale or distribution of energy or natural resources used to produce energy; distribution, purification and treatment of water; provision of communications services and media; management, ownership and/or operation of infrastructure assets or construction, development or financing of infrastructure assets, such as pipelines, toll roads, airports, railroads or ports.

The Portfolio invests primarily in equity securities, principally common stocks, of infrastructure companies. As a result, the Portfolio concentrates its investments (i.e., holds more than 25% of the value of the Portfolio’s assets) in industries represented by infrastructure companies. The Investment Manager generally focuses on companies with a minimum market capitalization of at least $2 billion. Although the Portfolio generally focuses on large capitalization companies, the market capitalizations of issuers in which the Portfolio invests may vary with market conditions.

The Investment Manager allocates the Portfolio’s assets among various regions and countries, including the United States. The Portfolio may invest in equity securities of companies with some business activities located in emerging market countries. Emerging market countries include all countries represented by the MSCI Emerging Markets Index, which as of March 31, 2026 includes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The Investment Manager may enter into foreign currency forward contracts to hedge some or all foreign currency exposure in the Portfolio against movements relative to the U.S. dollar and generally not for the purpose of generating investment returns. However, the Investment Manager may determine not to hedge some or all of the Portfolio’s foreign currency exposure from time-to-time or at any time.

As part of its investment strategy, the Portfolio may use repurchase agreements or money market mutual funds to maximize the value of its assets held in cash. Under a repurchase agreement, the seller agrees to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed upon time and price. This is intended to insulate the Portfolio from changes in the market value of the security during the period.

Although the Portfolio is classified as “diversified” under the Investment Company Act of 1940, as amended, it may invest in a smaller number of issuers than other, more diversified investment portfolios.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk: The Portfolio may incur losses due to declines in one or more markets in which it invests. These declines may be the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s). To the extent that such developments impact specific industries, market sectors, countries or geographic regions, the Portfolio’s investments in such industries, market sectors, countries and/or geographic regions can be expected to be particularly affected, especially if such investments are a significant portion of its investment portfolio. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers worldwide. As a result, local, regional or global events such as war or military conflict, acts of terrorism, the spread of infectious illness or other public health issues, social unrest, natural disasters, extreme weather, other geological events, man-made disasters, supply chain disruptions, deflation, inflation, government defaults, government shutdowns, the imposition of sanctions or other similar measures, recessions or other events could have a significant negative impact on global economic and market conditions. For example, a public health or other emergency and aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting travel and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, may have severe negative impacts on markets worldwide. Additionally, general market conditions may affect the value of a Portfolio’s securities, including changes in interest rates, currency rates or monetary policies. Furthermore, the imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions), or the threat or potential of one or more such events and developments, could lead to price volatility and overall declines in the U.S. and global investment markets.

Issuer Risk: The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Concentration Risk: The Portfolio will be concentrated (i.e., hold more than 25% of the value of the Portfolio’s assets) in securities of issuers having their principal business activities in the group of industries represented by Infrastructure Companies, and the Portfolio would be expected to be affected by developments in those industries.

Infrastructure Companies. Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel and other natural resources at reasonable prices, the effects of energy conservation policies, unfavorable tax laws or accounting policies and other factors. Infrastructure companies also may be affected by or subject to, among other factors, regulation by various government authorities, including rate regulation, innovations in technology that could render the way in which a company delivers a product or service obsolete and service interruption due to environmental, operational or other mishaps.

Repurchase Agreements Risk: The Portfolio may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed upon time and price. This is intended to insulate the Portfolio from changes in the market value of the security during the repurchase period. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts provide that the purchaser receives any interest on the security paid during the period. Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations.

Non-U.S. Securities Risk: The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-U.S. countries and companies in which the Portfolio invests. Non-U.S. securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. Non-U.S. securities may also subject the Portfolio’s investments to changes in currency rates, which can make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Non-U.S. securities may be subject to economic sanctions or other governmental actions or developments, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) or problems related to share registration, trade settlement or asset custody, which could, among other things, effectively restrict or eliminate the Portfolio’s ability to purchase or sell certain foreign securities. To the extent the Portfolio holds securities subject to such actions, the securities may become difficult to value and/or less liquid (or illiquid). In some cases, the securities may become worthless. In addition, as a result of trade restrictions (including tariffs) and other similar governmental actions or developments, the Portfolio may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices.

Emerging Market Risk: Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. Further, investments in securities of issuers located in certain emerging countries involve the risk of loss resulting from problems in share registration, settlement or custody, substantial economic, political and social disruptions and the threat or imposition of sanctions or exchange controls (including repatriation restrictions). The securities markets of emerging market countries have historically been extremely volatile and less liquid than more developed markets, thus, the Portfolio may be unable to liquidate its positions in such securities at a favorable time or price. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. Significant devaluation of emerging market currencies against the U.S. dollar may occur subsequent to acquisition of investments denominated in emerging market currencies. Emerging market countries may also be more susceptible to fraud, corruption, and money laundering, which may result in negative commercial consequences in relation to the value, liquidity and tradability of investments in or related to those regions.

Foreign Currency Risk: Investments denominated in currencies other than U.S. dollars may experience a decline in value, in U.S. dollar terms, due solely to fluctuations in currency exchange rates. The Portfolio’s investments denominated in such currencies (particularly currencies of emerging markets countries), as well as any investments in currencies themselves, could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of currencies. Irrespective of any foreign currency exposure hedging, the Portfolio may experience a decline in the value of its portfolio securities, in U.S. dollar terms, due solely to fluctuations in currency exchange rates.

Forward Currency Contracts and Currency Hedging Risk: Forward currency contracts, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since forward currency contracts, like most derivative instruments, have a leverage component that provides investment exposure in excess of the amount invested. Forward currency contracts are subject to the risks of the creditworthiness of and default by the counterparty and consequently may lose all or a portion of their value due solely to the creditworthiness of or default by the counterparty. Forward currency contracts also may be illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the value of such contracts. Forward currency contracts are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related currencies. As such, a small investment could have a potentially large impact on the Portfolio’s performance. Forward currency contracts incur costs, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of forward currency contracts, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to accurately predict movements in currency exchange rates and, for hedging transactions, there may be imperfect correlations between movements in exchange rates that could cause the Portfolio to incur significant losses. Use of forward currency contracts, even if entered into for hedging purposes, may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

Value Investing Risk: Value investments are believed by the Investment Manager to be undervalued, but may not realize their perceived value for extended periods of time or may never realize their perceived value. These securities may respond differently to market and other developments than other types of securities.

Large Cap Companies Risk: Investments in large cap companies may underperform other segments of the market when such other segments are in favor or because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Focused Investing Risk: The Portfolio’s net asset value may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

Securities Selection Risk: Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Authorized Participant Concentration Risk: Only an authorized participant may engage in creation or redemption transactions directly with the Portfolio. The Portfolio has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. The Portfolio has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Portfolio and no other authorized participant creates or redeems, Shares may trade at a discount to net asset value and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened for exchange-traded funds (“ETFs”) that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

Large Shareholder Risk: Certain shareholders, including other funds advised by the Investment Manager, may from time to time own a substantial amount of the Portfolio’s shares. In addition, a third party investor, the Investment Manager or an affiliate of the Investment Manager, an Authorized Participant, a market maker, or another entity may invest in the Portfolio and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem or sell its investment. Redemptions of a large number of Portfolio shares could require the Portfolio to dispose of assets to meet the redemption requests, which can accelerate the realization of taxable income and/or capital gains and cause the Portfolio to make taxable distributions to its shareholders earlier than the

Portfolio otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such year. In some circumstances, the Portfolio may hold a relatively large proportion of its assets in cash in anticipation of large redemptions (to the extent redemptions are effected in cash), diluting its investment returns. These large redemptions may also force the Portfolio to sell portfolio securities when it might not otherwise do so, which may negatively impact the Portfolio’s net asset value, increase the Portfolio’s brokerage costs and/or have a material effect on the market price of the Portfolio shares.

Market Trading Risk: The net asset value of the Portfolio and the market price of your investment in Portfolio shares may fluctuate. Market prices of Portfolio shares may fluctuate, in some cases significantly, in response to the Portfolio’s net asset value, the intraday value of the Portfolio’s holdings and supply and demand for shares. The Portfolio faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for shares. Any of these factors, among others, may result in shares trading at a significant premium or discount to net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asset value. In addition, because liquidity in certain underlying securities may fluctuate, shares may trade at a larger premium or discount to net asset value than shares of other kinds of ETFs. If a shareholder purchases shares at a time when the market price is at a premium to the net asset value or sells shares at a time when the market price is at a discount to the net asset value, the shareholder may pay more for, or receive less than, the underlying value of the shares, respectively. Additionally, in stressed market conditions, the market for shares may become less liquid in response to deteriorating liquidity in the markets for the Portfolio’s underlying holdings.

Where all or a portion of the Portfolio’s underlying securities trade in a market that is closed when the market in which the Portfolio’s shares are listed and trading is open, there may be differences between the last quote from the security’s closed foreign market and the value of the security during the Portfolio’s domestic trading day, and liquidity in such securities may also be reduced after the applicable closing times. This in turn could lead to differences between the market price of the Portfolio’s shares and the underlying value of those shares and widened bid-ask spreads or fixing or settlement times.

No Guarantee of Active Trading Market Risk: There can be no assurance that an active trading market for Portfolio shares will develop or be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in stressed market conditions because market makers and Authorized Participants may step away from making a market in the shares and in executing creation and redemption orders, which could cause a material deviation in the Portfolio’s market price and its underlying net asset value.

Trading Issues Risk: Trading in Portfolio shares may be halted due to market conditions or for reasons that, in the view of the listing exchange, make trading in shares on the listing exchange inadvisable. In addition, trading in shares on the listing exchange is subject to trading halts caused by extraordinary market volatility pursuant to the listing exchange “circuit breaker” rules. In the event of a trading halt or unanticipated early closing of the listing exchange, a shareholder may be unable to purchase or sell shares of the Portfolio. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of the Portfolio will continue to be met or will remain unchanged.

Limited Operating History Risk: The Portfolio has not commenced operations. As a result, prospective investors would not have a track record or history on which to base their investment decisions. In addition, until the Portfolio achieves a certain size, the performance of certain of its investments may disproportionately impact the performance of the Portfolio, which may be subject to heightened volatility. In addition, there can be no assurance that the Portfolio will grow to or maintain an economically viable size.

Performance Bar Chart and Table
As of December 31, 2025

Because the Portfolio did not have a full calendar year of performance prior to the date of this Prospectus, no performance returns are presented. Annual performance returns provide some indication of the risks of investing in the Portfolio by showing the changes in performance from year to year. Comparison of Portfolio performance to an appropriate index indicates how the Portfolio’s average annual returns compare with those of a broad measure of market performance. Updated performance information is available at www.lazardassetmanagement.com or by calling (800)

823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Bertrand Cliquet, portfolio manager/analyst on the Investment Manager’s Global Listed Infrastructure and Global Equity Franchise teams, has been with the Portfolio since inception in 2025.

Matthew Landy, portfolio manager/analyst on the Investment Manager’s Global Listed Infrastructure and Global Equity Franchise teams, has been with the Portfolio since inception in 2025.

John Mulquiney, portfolio manager/analyst on the Investment Manager’s Global Listed Infrastructure and Global Equity Franchise teams, has been with the Portfolio since inception in 2025.

Warryn Robertson, portfolio manager/analyst on the Investment Manager’s Global Listed Infrastructure and Global Equity Franchise teams, has been with the Portfolio since inception in 2025.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 70.

Lazard Active ETF Trust Summary Section

Lazard Next Gen Technologies ETF

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio, a series of Lazard Active ETF Trust (the “Trust”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and the Example below.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.60%
Other Expenses[1]	None
Total Annual Portfolio Operating Expenses	.60%
Fee Waiver[2]	.10%
Total Annual Portfolio Operating Expenses After Fee Waiver	.50%

1 Pursuant to the Portfolio’s unitary management fee structure, Lazard Asset Management LLC (the “Investment Manager”) will pay all expenses of the Portfolio, except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Notwithstanding the foregoing, until May 1, 2027, the Investment Manager has agreed to pay a portion of the Portfolio’s offering costs, so that offering costs borne by the Portfolio do not amount to .01% of its average net assets.

2 The Investment Manager has voluntarily agreed to waive a portion of its management fee payable by the Portfolio in the amount of .10% of average daily net assets. This fee waiver arrangement will continue for at least one year from the date of this Prospectus, and prior to such date the Investment Manager may not terminate the arrangement without the approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to any waiver and/or the expense reimbursement in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 50	$ 181	$ 324	$ 739

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the period from April 4, 2025 (commencement of operations) through December 31, 2025, the Portfolio’s portfolio turnover rate was 11% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of or related to Next Gen Technologies Companies located throughout the world. Next Gen Technologies Companies considered for inclusion in the investment universe include artificial intelligence (“AI”) (i.e., computer systems with capabilities to perform tasks typically requiring human cognitive abilities such as learning, reasoning, problem solving, or decision making) companies that are developing the next generation of automation application, including:

• Hardware Infrastructure (e.g., semiconductor designers and manufacturers, cloud service providers, data center builders);

• Enabling Technologies (e.g., software platform developers, cybersecurity vendors); and

• AI Application Vendors (e.g., enterprises developing own AI solutions, AI application developers and related services providers).

The Portfolio typically invests in approximately 40 to 60 companies.

Equity and equity-related securities include common and preferred stock, American Depositary Receipts (“ADRs”), Global Depositary Receipts, warrants, rights and participatory notes.

The Investment Manager employs an internally developed proprietary data science platform to quickly analyze a large number of stocks from the broader equity universe for their exposure to the next generation technologies investment trend and to determine an initial investable universe of Next Gen Technologies Companies. Each of the stocks within this initial investable universe are then ranked by the Investment Manager according to their overall business exposure to the next generation technologies investment trend – the extent to which a company may meet either or both of the foregoing criteria. This exposure is measured in terms of a company’s business activity through its products/services, assets (e.g., intellectual property), research and development pipeline, market share, growth, revenue, and/or earnings.

The Investment Manager then uses a bottom-up stock selection process to assess and value the security on an ongoing basis (the methodology to be used would depend on various factors, such as the lifecycle stage of the issuer. For example, for smaller early lifecycle stage companies, traditional revenue growth metrics may be considered most appropriate for valuation purposes, whereas securities of more established, stable positive cash-flow generative businesses with high market share might be most appropriately valued on the basis of an expected value (“EV”)/earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiple approach). Additionally, detailed financial modeling is performed in order to assess the security’s fair value. Next, the Investment Manager reduces the investable universe using fundamental analysis and research on the companies identified.

The Portfolio will be concentrated (i.e., hold more than 25% of the value of the Portfolio’s assets) in securities of issuers having their principal business activities in the group of industries that comprise the industrials and information technology sectors.

The Portfolio may invest in exchange-traded funds (“ETFs”). The Portfolio may, but is not required to, enter into futures contracts or swap agreements, in each case for hedging purposes or to seek to increase returns.

The Investment Manager may enter into foreign currency forward contracts to hedge some or all foreign currency exposure in the Portfolio against movements relative to the U.S. dollar and generally not for the purpose of generating investment returns. However, the Investment Manager may determine not to hedge some or all of the Portfolio’s foreign currency exposure from time-to-time or at any time.

The Portfolio is classified as “non-diversified” under the Investment Company Act of 1940, as amended, which means that it may invest a relatively high percentage of its assets in a limited number of issuers, when compared to a diversified fund.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk: The Portfolio may incur losses due to declines in one or more markets in which it invests. These declines may be the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s). To the extent that such developments impact specific industries, market sectors, countries or geographic regions, the Portfolio’s investments in such industries, market sectors, countries and/or geographic regions can be expected to be particularly affected, especially if such investments are a significant portion of its investment portfolio. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers worldwide. As a result, local, regional or global events such as war or military conflict, acts of terrorism, the spread of infectious illness or other public health issues, social unrest, natural disasters, extreme weather, other geological events, man-made disasters, supply chain disruptions, deflation, inflation, government defaults, government shutdowns, the imposition of sanctions or other similar measures, recessions or other events could have a significant negative impact on global economic and market conditions. For example, a public health or other emergency and aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting travel and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, may have severe negative impacts on markets worldwide. Additionally, general market conditions may affect the value of a Portfolio’s securities, including changes in interest rates, currency rates or monetary policies. Furthermore, the imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions), or the threat or potential of one or more such events and developments, could lead to price volatility and overall declines in the U.S. and global investment markets.

Issuer Risk: The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Next Generation Technologies Companies Risk: The Portfolio invests primarily in the equity securities of Next Generation Technologies Companies and, as such, is particularly sensitive to risks to those types of companies. These risks include, but are not limited to, small or limited markets for such securities, changes in business cycles, world economic growth, technological progress, rapid obsolescence and government regulation. Securities of Next Generation Technologies Companies, especially smaller, start-up companies, tend to be more volatile than securities of companies that do not rely heavily on technology. Rapid change to technologies that affect a company’s products could have a material adverse effect on such company’s operating results. Next Generation Technologies Companies may rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by these companies to protect their proprietary rights will be adequate to prevent the misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies’ technology. Next Generation Technologies Companies typically engage in significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful. Next Generation Technologies Companies are potential targets for cyberattacks, which can have a materially adverse impact on the performance of these companies. In addition, technology developed and/or utilized by Next Generation Technologies Companies could face increasing regulatory scrutiny in the future, which may limit the development of the technology and impede the growth of Next Generation Technologies Companies. Similarly, the collection of data from consumers and other sources could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. Next Generation Technologies Companies face increased risk from trade agreements between countries that develop these technologies and countries in which customers of these technologies are based. Lack of resolution or potential imposition of trade tariffs may hinder the companies’ ability to successfully deploy their inventories.

Non-U.S. Securities Risk: The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-U.S. countries and companies in which the Portfolio invests. Non-U.S. securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. Non-U.S. securities may also subject the Portfolio’s investments to changes in currency rates, which can make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Non-U.S. securities may be subject to economic sanctions or other governmental actions or developments, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) or problems related to share registration, trade settlement or asset custody, which could, among other things, effectively restrict or eliminate the Portfolio’s ability to purchase or sell certain foreign securities. To the extent the Portfolio holds securities subject to such actions, the securities may become difficult to value and/or less liquid (or illiquid). In some cases, the securities may become worthless. In addition, as a result of trade restrictions (including tariffs) and other similar governmental actions or developments, the Portfolio may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices.

Foreign Currency Risk: Investments denominated in currencies other than U.S. dollars may experience a decline in value, in U.S. dollar terms, due solely to fluctuations in currency exchange rates. The Portfolio’s investments denominated in such currencies (particularly currencies of emerging markets countries), as well as any investments in currencies themselves, could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of currencies. Irrespective of any foreign currency exposure hedging, the Portfolio may experience a decline in the value of its portfolio securities, in U.S. dollar terms, due solely to fluctuations in currency exchange rates. The Investment Manager does not intend to utilize foreign currency contracts for the purpose of generating investment returns.

Depositary Receipts Risk: ADRs and similar depositary receipts typically will be subject to certain of the risks associated with direct investments in the securities of non-U.S. companies, because their values depend on the performance of the underlying non-U.S. securities. However, currency fluctuations will impact investments in depositary receipts differently than direct investments in non-U.S. dollar-denominated non-U.S. securities, because a depositary receipt will not appreciate in value solely as a result of appreciation in the currency in which the underlying non-U.S. dollar security is denominated.

Other Equity Securities Risk: Investments in rights and warrants involve certain risks, including the possible lack of a liquid market for resale, price fluctuations and the failure of the price of the underlying security to reach a level at which the right or warrant can be prudently exercised, in which case the right or warrant may expire without being exercised and result in a loss of the Portfolio’s entire investment.

Large Cap Companies Risk: Investments in large cap companies may underperform other segments of the market when such other segments are in favor or because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Small and Mid Cap Companies Risk: Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Concentration Risk: The Portfolio will be concentrated (i.e., hold more than 25% of the value of the Portfolio’s assets) in securities of issuers having their principal business activities in the group of industries that comprise the industrials and information technology sectors, and the Portfolio would be expected to be affected by developments in those sectors.

Industrials. Companies in the industrials sector can be significantly affected by, among other things: supply and demand for products and services, product obsolescence, government regulation, changes in commodity prices, claims for environmental damage and product liability and imposition of import controls.

Information Technology. Information technology companies generally operate in intensely competitive markets on a worldwide basis. Because technological development in many areas increases at a rapid rate, these companies often produce products with very short life cycles and face the risk of product obsolescence. Information technology companies may be subject to intense market volatility, changing consumer preferences, and government regulation or scrutiny.

Non-Diversification Risk: The Portfolio’s net asset value may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

Securities Selection Risk: Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Authorized Participant Concentration Risk: Only an authorized participant may engage in creation or redemption transactions directly with the Portfolio. The Portfolio has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. The Portfolio has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Portfolio and no other authorized participant creates or redeems, Shares may trade at a discount to net asset value and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened for ETFs that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

Large Shareholder Risk: Certain shareholders, including other funds advised by the Investment Manager, may from time to time own a substantial amount of the Portfolio’s shares. In addition, a third party investor, the Investment Manager or an affiliate of the Investment Manager, an Authorized Participant, a market maker, or another entity may invest in the Portfolio and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem or sell its investment. Redemptions of a large number of Portfolio shares could require the Portfolio to dispose of assets to meet the redemption requests, which can accelerate the realization of taxable income and/or capital gains and cause the Portfolio to make taxable distributions to its shareholders earlier than the Portfolio otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such year. In some circumstances, the Portfolio may hold a relatively large proportion of its assets in cash in anticipation of large redemptions (to the extent redemptions are effected in cash), diluting its investment returns. These large redemptions may also force the Portfolio to sell portfolio securities when it might not otherwise do so, which may negatively impact the Portfolio’s net asset value, increase the Portfolio’s brokerage costs and/or have a material effect on the market price of the Portfolio shares.

Market Trading Risk: The net asset value of the Portfolio and the market price of your investment in Portfolio shares may fluctuate. Market prices of Portfolio shares may fluctuate, in some cases significantly, in response to the Portfolio’s net asset value, the intraday value of the Portfolio’s holdings and supply and demand for shares. The Portfolio faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for shares. Any of these factors, among others, may result in shares trading at a significant premium or discount to net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asset value. In addition, because liquidity in certain underlying securities may fluctuate, shares may trade at a larger premium or discount to net asset value than shares of other kinds of ETFs. If a shareholder purchases shares at a time when the market price is at a premium to the net asset value or sells shares at a time when the market price is at a discount to the net asset value, the shareholder may pay more for, or receive less than, the underlying value of the shares, respectively. Additionally, in stressed market conditions, the market for shares may become less liquid in response to deteriorating liquidity in the markets for the Portfolio’s underlying holdings.

Where all or a portion of the Portfolio’s underlying securities trade in a market that is closed when the market in which the Portfolio’s shares are listed and trading is open, there may be differences between the last quote from the security’s closed foreign market and the value of the security during the Portfolio’s domestic trading day, and liquidity in such securities may also be reduced after the applicable closing times. This in turn could lead to differences between the market price of the Portfolio’s shares and the underlying value of those shares and widened bid-ask spreads or fixing or settlement times.

No Guarantee of Active Trading Market Risk: There can be no assurance that an active trading market for Portfolio shares will develop or be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in stressed market conditions because market makers and Authorized Participants may step away from making a market in the shares and in executing creation and redemption orders, which could cause a material deviation in the Portfolio’s market price and its underlying net asset value.

Trading Issues Risk: Trading in Portfolio shares may be halted due to market conditions or for reasons that, in the view of the listing exchange, make trading in shares on the listing exchange inadvisable. In addition, trading in shares on the listing exchange is subject to trading halts caused by extraordinary market volatility pursuant to the listing exchange “circuit breaker” rules. In the event of a trading halt or unanticipated early closing of the listing exchange, a shareholder may be unable to purchase or sell shares of the Portfolio. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of the Portfolio will continue to be met or will remain unchanged.

Limited Operating History Risk: The Portfolio has not commenced operations. As a result, prospective investors would not have a track record or history on which to base their investment decisions. In addition, until the Portfolio achieves a certain size, the performance of certain of its investments may disproportionately impact the performance of the Portfolio, which may be subject to heightened volatility. In addition, there can be no assurance that the Portfolio will grow to or maintain an economically viable size.

Performance Bar Chart and Table
As of December 31, 2025

Because the Portfolio did not have a full calendar year of performance prior to the date of this Prospectus, no performance returns are presented. Annual performance returns provide some indication of the risks of investing in the Portfolio by showing the changes in performance from year to year. Comparison of Portfolio performance to an appropriate index indicates how the Portfolio’s average annual returns compare with those of a broad measure of market performance. Updated performance information is available at www.lazardassetmanagement.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Tjeert Keijzer, portfolio manager/analyst on the Investment Manager’s Global Robotics and Automation team, has been with the Portfolio since inception in 2025.

Ario Kishida, portfolio manager/analyst on the Investment Manager’s Global Robotics and Automation team, has been with the Portfolio since inception in 2025.

Celine Woo, portfolio manager/analyst on the Investment Manager’s Global Robotics and Automation team, has been with the Portfolio since inception in 2025.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 70.

Lazard Active ETF Trust Summary Section

Lazard Non-Dollar Active Income ETF

Investment Objective

The Portfolio seeks high current income, with capital appreciation as a secondary objective.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio, a series of Lazard Active ETF Trust (the “Trust”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and the Example below.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.50%
Other Expenses[1,2]	None
Total Annual Portfolio Operating Expenses	.50%

1 Based on estimated amounts for the current fiscal year.

2 Pursuant to the Portfolio’s unitary management fee structure, Lazard Asset Management LLC (the “Investment Manager”) will pay all expenses of the Portfolio, except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Notwithstanding the foregoing, the Investment Manager has agreed to pay a portion of the Portfolio’s offering costs during the Portfolio’s first year of operations so that offering costs borne by the Portfolio do not amount to .01% of its average net assets.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to any waiver and/or the expense reimbursement in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$ 50	$ 159

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. Because the Portfolio had not commenced investment operations prior to the date of this Prospectus, no portfolio turnover information is presented.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its assets (plus any borrowings for investment purposes) in fixed income securities denominated in currencies other than the U.S. dollar.

The Portfolio invests primarily in fixed income securities issued or guaranteed by governments, government agencies or supranational bodies or companies or other private-sector entities (including emerging markets issuers), including fixed and/or floating rate investment grade and non-investment grade bonds, commercial paper, short- and medium-term obligations and other fixed-income obligations, and may invest in money market instruments such as certificates of deposit.

In managing the Portfolio, the Investment Manager utilizes a combination of bottom-up fundamental security analysis with a top-down global macroeconomic analysis. The top-down approach involves analysis of various developed and emerging markets fundamental data, cyclical trends, and global supply/demand appetites, and other factors. The Investment Manager engages in issuer, sovereign, asset allocation, risk measurement and scenario analysis during the portfolio construction process and utilizes a variety of research and risk management tools in connection with the overall portfolio construction and analysis.

The Portfolio may invest without limitation in securities rated below investment grade (i.e., lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB by S&P Global Ratings (“S&P”)) (“junk bonds”) or securities that are unrated. Therefore, the Portfolio is permitted to invest all or a substantial portion of its assets in junk bonds issued by foreign governments and their agencies and instrumentalities. Additionally, the Portfolio is not restricted to investments in securities of any particular maturity or duration. Duration is an estimate of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Generally, the longer the duration, the higher the expected volatility. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%.

The Portfolio is classified as “non-diversified” under the Investment Company Act of 1940, as amended, which means that it may invest a relatively high percentage of its assets in a limited number of issuers, when compared to a diversified fund.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk: The Portfolio may incur losses due to declines in one or more markets in which it invests. These declines may be the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s). To the extent that such developments impact specific industries, market sectors, countries or geographic regions, the Portfolio’s investments in such industries, market sectors, countries and/or geographic regions can be expected to be particularly affected, especially if such investments are a significant portion of its investment portfolio. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers worldwide. As a result, local, regional or global events such as war or military conflict, acts of terrorism, the spread of infectious illness or other public health issues, social unrest, natural disasters, extreme weather, other geological events, man-made disasters, supply chain disruptions, deflation, inflation, government defaults, government shutdowns, the imposition of sanctions or other similar measures, recessions or other events could have a significant negative impact on global economic and market conditions. For example, a public health or other emergency and aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting travel and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, may have severe negative impacts on markets worldwide. Additionally, general market conditions may affect the value of a Portfolio’s securities, including changes in interest rates, currency rates or monetary policies. Furthermore, the imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions), or the threat or potential of one or more such events and developments, could lead to price volatility and overall declines in the U.S. and global investment markets.

Issuer Risk: The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Non-U.S. Securities Risk: The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-U.S. countries and companies in which the Portfolio invests. Non-U.S. securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. Non-U.S. securities may also subject the Portfolio’s investments to changes in currency rates, which can make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Non-U.S. securities may be subject to economic sanctions or other governmental actions or developments, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) or problems related to share registration, trade settlement or asset custody, which could, among other things, effectively restrict or eliminate the Portfolio’s ability to purchase or sell certain foreign securities. To the extent the Portfolio holds securities subject to such actions, the securities may become difficult to value and/or less liquid (or illiquid). In some cases, the securities may become worthless. In addition, as a result of trade restrictions (including tariffs) and other similar governmental actions or developments, the Portfolio may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. In addition, investments denominated in currencies other than U.S. dollars may experience a decline in value, in U.S. dollar terms, due solely to fluctuations in currency exchange rates. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

Emerging Market Risk: Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. Further, investments in securities of issuers located in certain emerging countries involve the risk of loss resulting from problems in share registration, settlement or custody, substantial economic, political and social disruptions and the threat or imposition of sanctions or exchange controls (including repatriation restrictions). The securities markets of emerging market countries have historically been extremely volatile and less liquid than more developed markets, thus, the Portfolio may be unable to liquidate its positions in such securities at a favorable time or price. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. Significant devaluation of emerging market currencies against the U.S. dollar may occur subsequent to acquisition of investments denominated in emerging market currencies. Emerging market countries may also be more susceptible to fraud, corruption, and money laundering, which may result in negative commercial consequences in relation to the value, liquidity and tradability of investments in or related to those regions.

Fixed-Income and Debt Securities Risk: The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices. The Portfolio may be subject to heightened interest rate risk due to certain changes in general economic conditions, inflation and monetary policy, such as certain types of interest rate changes by the Federal Reserve.

The Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher rated investments. Credit risk is the risk that an issuer, guarantor or liquidity provider of a fixed-income security will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Sovereign Debt Risk: Investments in non-US sovereign debt obligations create exposure to the direct or indirect consequences of political, social or economic conditions and events in the countries that issue the obligations and involve special risks not present in investments in US government debt or debt of corporate issuers. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of US government debt or debt of corporate issuers and there may be limited secondary market liquidity. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Portfolio may have limited recourse in the event of a default. Sovereign debt risk is increased for emerging market issuers, and certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness. Certain emerging market countries have declared moratoria on the payment of principal and interest on their sovereign debt.

Interest Rate Risk: Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices. The Portfolio may be subject to heightened interest rate risk due to certain changes in general economic conditions, inflation and monetary policy.

Liquidity Risk: The lack of a readily available market may limit the ability of the Portfolio to sell certain securities and other investments at the time and price it would like. The size of certain securities offerings of emerging markets issuers may be relatively smaller in size than offerings in more developed markets and, in some cases, the Portfolio, by itself or together with other Portfolios or other accounts managed by the Investment Manager, may hold a position in a security that is large relative to the typical trading volume for that security; these factors can make it difficult for the Portfolio to dispose of the position at the desired time or price.

Foreign Currency Risk: Investments denominated in currencies other than U.S. dollars may experience a decline in value, in U.S. dollar terms, due solely to fluctuations in currency exchange rates. The Portfolio’s investments denominated in such currencies (particularly currencies of emerging markets countries), as well as any investments in currencies themselves, could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of currencies. Irrespective of any foreign currency exposure hedging, the Portfolio may experience a decline in the value of its portfolio securities, in U.S. dollar terms, due solely to fluctuations in currency exchange rates. The Investment Manager does not intend to utilize foreign currency contracts for the purpose of generating investment returns.

Non-Diversification Risk: The Portfolio’s net asset value may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

Securities Selection Risk: Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Cash Transaction Risk: To the extent the Portfolio sells Portfolio securities to meet some or all of a redemption request with cash, the Portfolio may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in kind. As a result, the Portfolio may pay out higher annual capital gain distributions than if the in-kind redemption process were used. Additionally, the Portfolio may incur additional brokerage costs related to buying and selling securities if it utilizes cash as part of a creation or redemption transaction than it would if the Portfolio had transacted entirely in-kind. The Portfolio imposes transaction fees to offset all or a part of the costs associated with utilizing cash as part of a creation or redemption transaction. To the extent that the transaction fees do not offset the costs associated with a cash transaction, the Portfolio performance may be negatively impacted.

Authorized Participant Concentration Risk: Only an authorized participant may engage in creation or redemption transactions directly with the Portfolio. The Portfolio has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. The Portfolio has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Portfolio and no other authorized participant creates or redeems, Shares may trade at a discount to net asset value and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened for exchange-traded funds (“ETFs”) that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

Large Shareholder Risk: Certain shareholders, including other funds advised by the Investment Manager, may from time to time own a substantial amount of the Portfolio’s shares. In addition, a third party investor, the Investment Manager or an affiliate of the Investment Manager, an Authorized Participant, a market maker, or another entity may invest in the Portfolio and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem or sell its investment. Redemptions of a large number of Portfolio shares could require the Portfolio to dispose of assets to meet the redemption requests, which can accelerate the realization of taxable income and/or capital gains and cause the Portfolio to make taxable distributions to its shareholders earlier than the Portfolio otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such year. In some circumstances, the Portfolio may hold a relatively large proportion of its assets in cash in anticipation of large redemptions (to the extent redemptions are effected in cash), diluting its investment returns. These large redemptions may also force the Portfolio to sell portfolio securities when it might not otherwise do so, which may negatively impact the Portfolio’s net asset value, increase the Portfolio’s brokerage costs and/or have a material effect on the market price of the Portfolio shares.

Market Trading Risk: The net asset value of the Portfolio and the market price of your investment in Portfolio shares may fluctuate. Market prices of Portfolio shares may fluctuate, in some cases significantly, in response to the Portfolio’s net asset value, the intraday value of the Portfolio’s holdings and supply and demand for shares. The Portfolio faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for shares. Any of these factors, among others, may result in shares trading at a significant premium or discount to net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asset value. In addition, because liquidity in certain underlying securities may fluctuate, shares may trade at a larger premium or discount to net asset value than shares of other kinds of ETFs. If a shareholder purchases shares at a time when the market price is at a premium to the net asset value or sells shares at a time when the market price is at a discount to the net asset value, the shareholder may pay more for, or receive less than, the underlying value of the shares, respectively. Additionally, in stressed market conditions, the market for shares may become less liquid in response to deteriorating liquidity in the markets for the Portfolio’s underlying holdings.

Where all or a portion of the Portfolio’s underlying securities trade in a market that is closed when the market in which the Portfolio’s shares are listed and trading is open, there may be differences between the last quote from the security’s closed foreign market and the value of the security during the Portfolio’s domestic trading day, and liquidity in such securities may also be reduced after the applicable closing times. This in turn could lead to differences between the market price of the Portfolio’s shares and the underlying value of those shares and widened bid-ask spreads or fixing or settlement times.

No Guarantee of Active Trading Market Risk: There can be no assurance that an active trading market for Portfolio shares will develop or be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in stressed market conditions because market makers and Authorized Participants may step away from making a market in the shares and in executing creation and redemption orders, which could cause a material deviation in the Portfolio’s market price and its underlying net asset value.

Trading Issues Risk: Trading in Portfolio shares may be halted due to market conditions or for reasons that, in the view of the listing exchange, make trading in shares on the listing exchange inadvisable. In addition, trading in shares on the listing exchange is subject to trading halts caused by extraordinary market volatility pursuant to the listing exchange “circuit breaker” rules. In the event of a trading halt or unanticipated early closing of the listing exchange, a shareholder may be unable to purchase or sell shares of the Portfolio. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of the Portfolio will continue to be met or will remain unchanged.

Limited Operating History Risk: The Portfolio has not commenced operations. As a result, prospective investors would not have a track record or history on which to base their investment decisions. In addition, until the Portfolio achieves a certain size, the performance of certain of its investments may disproportionately impact the performance of the Portfolio, which may be subject to heightened volatility. In addition, there can be no assurance that the Portfolio will grow to or maintain an economically viable size.

Performance Bar Chart and Table

Because the Portfolio had not commenced investment operations prior to the date of this Prospectus, no performance returns are presented. Annual performance returns provide some indication of the risks of investing in the Portfolio by showing changes in performance from year to year. Comparison of Portfolio performance to an appropriate index indicates how the Portfolio’s average annual returns compare with those of a broad measure of market performance. After the Portfolio commences investment operations, performance information will be available at www.lazardassetmanagement.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Alex Kozhemiakin, portfolio manager/analyst on the Investment Manager’s Emerging Markets Debt team, has been with the Portfolio since inception in 2026.

Denise S. Simon, portfolio manager/analyst on the Investment Manager’s Emerging Markets Debt team, has been with the Portfolio since inception in 2026.

Aristotel Kondili, portfolio manager/analyst on the Investment Manager’s Emerging Markets Debt team, has been with the Portfolio since inception in 2026.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 70.

Lazard Active ETF Trust Summary Section

Lazard US High Yield ETF

Investment Objective

The Portfolio seeks maximum total return from a combination of capital appreciation and current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio, a series of Lazard Active ETF Trust (the “Trust”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and the Example below.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.39%
Other Expenses[1]	None
Total Annual Portfolio Operating Expenses	.39%

1 Pursuant to the Portfolio’s unitary management fee structure, Lazard Asset Management LLC (the “Investment Manager”) will pay all expenses of the Portfolio, except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Notwithstanding the foregoing, the Investment Manager has agreed to pay a portion of the Portfolio’s offering costs during the Portfolio’s first year of operations so that offering costs borne by the Portfolio do not amount to .01% of its average net assets.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to any waiver and/or the expense reimbursement in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 40	$ 125	$ 219	$ 493

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate, which was the portfolio turnover rate of the Portfolio’s predecessor portfolio, Lazard US High Yield Portfolio, a series of The Lazard Funds, Inc., was 14% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its assets in high yield fixed-income securities issued by corporations or other non-governmental issuers similar to corporations, which securities are tied economically to the U.S. The Portfolio considers “high yield” fixed income securities to be those rated, at the time of purchase, below investment grade by S&P Global Ratings (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) and as low as C or Ca by S&P or Moody’s, respectively, or the unrated equivalent as determined by the Investment Manager (“junk bonds”). The Portfolio considers a company or issuer to be tied economically to the U.S. if: (i) the company/issuer is organized under the laws of or is domiciled in the U.S. or maintains its principal place of business in the U.S.; (ii) the security, or security of such company/issuer, is traded principally in the U.S.; or (iii) during the most recent fiscal year of the company/issuer, the company/issuer derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the U.S. or that has at least 50% of its assets in the U.S.

Although the Portfolio may invest in fixed-income securities without regard to their maturity, the Portfolio’s average weighted maturity is expected to range between two and ten years.

Investments are evaluated based on their fundamental and structural characteristics. Valuation analysis is tailored to the specific asset class, but may include credit research, prepayment or call options, maturity, duration, coupon, currency and country risks. The Portfolio is constructed using a bottom-up discipline in which the Investment Manager follows a systematic process to seek out undervalued opportunities within each sector.

The Portfolio may invest up to 20% of its assets in other investments which need not be fixed-income securities as described above and need not be tied economically to the U.S.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk: The Portfolio may incur losses due to declines in one or more markets in which it invests. These declines may be the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s). To the extent that such developments impact specific industries, market sectors, countries or geographic regions, the Portfolio’s investments in such industries, market sectors, countries and/or geographic regions can be expected to be particularly affected, especially if such investments are a significant portion of its investment portfolio. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers worldwide. As a result, local, regional or global events such as war or military conflict, acts of terrorism, the spread of infectious illness or other public health issues, social unrest, natural disasters, extreme weather, other geological events, man-made disasters, supply chain disruptions, deflation, inflation, government defaults, government shutdowns, the imposition of sanctions or other similar measures, recessions or other events could have a significant negative impact on global economic and market conditions. For example, a public health or other emergency and aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting travel and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, may have severe negative impacts on markets worldwide. Additionally, general market conditions may affect the value of a Portfolio’s securities, including changes in interest rates, currency rates or monetary policies. Furthermore, the imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions), or the threat or potential of one or more such events and developments, could lead to price volatility and overall declines in the U.S. and global investment markets.

Issuer Risk: The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Fixed-Income and Debt Securities Risk: The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices. The Portfolio may be subject to heightened interest rate risk due to certain changes in general economic conditions, inflation and monetary policy, such as certain types of interest rate changes by the Federal Reserve.

The Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher rated investments. Credit risk is the risk that an issuer, guarantor or liquidity provider of a fixed-income security will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Interest Rate Risk: Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices. The Portfolio may be subject to heightened interest rate risk due to certain changes in general economic conditions, inflation and monetary policy, such as certain types of interest rate changes by the Federal Reserve.

Liquidity Risk: The lack of a readily available market may limit the ability of the Portfolio to sell certain securities and other investments at the time and price it would like. The size of certain securities offerings of emerging markets issuers may be relatively smaller in size than offerings in more developed markets and, in some cases, the Portfolio, by itself or together with other Portfolios or other accounts managed by the Investment Manager, may hold a position in a security that is large relative to the typical trading volume for that security; these factors can make it difficult for the Portfolio to dispose of the position at the desired time or price.

Securities Selection Risk: Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Cash Transaction Risk: To the extent the Portfolio sells Portfolio securities to meet some or all of a redemption request with cash, the Portfolio may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in kind. As a result, the Portfolio may pay out higher annual capital gain distributions than if the in-kind redemption process were used. Additionally, the Portfolio may incur additional brokerage costs related to buying and selling securities if it utilizes cash as part of a creation or redemption transaction than it would if the Portfolio had transacted entirely in-kind. The Portfolio imposes transaction fees to offset all or a part of the costs associated with utilizing cash as part of a creation or redemption transaction. To the extent that the transaction fees do not offset the costs associated with a cash transaction, the Portfolio performance may be negatively impacted.

Authorized Participant Concentration Risk: Only an authorized participant may engage in creation or redemption transactions directly with the Portfolio. The Portfolio has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. The Portfolio has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Portfolio and no other authorized participant creates or redeems, Shares may trade at a discount to net asset value and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened for ETFs that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

Large Shareholder Risk: Certain shareholders, including other funds advised by the Investment Manager, may from time to time own a substantial amount of the Portfolio’s shares. In addition, a third party investor, the Investment Manager or an affiliate of the Investment Manager, an Authorized Participant, a market maker, or another entity may invest in the Portfolio and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem or sell its investment. Redemptions of a large number of Portfolio shares could require the Portfolio to dispose of assets to meet the redemption requests, which can accelerate the realization of taxable income and/or capital gains and cause the Portfolio to make taxable distributions to its shareholders earlier than the Portfolio otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such year. In some circumstances, the Portfolio may hold a relatively large proportion of its assets in cash in anticipation of large redemptions (to the extent redemptions are effected in cash), diluting its investment returns. These large redemptions may also force the Portfolio to sell portfolio securities when it might not otherwise do so, which may negatively impact the Portfolio’s net asset value, increase the Portfolio’s brokerage costs and/or have a material effect on the market price of the Portfolio shares.

Market Trading Risk: The net asset value of the Portfolio and the market price of your investment in Portfolio shares may fluctuate. Market prices of Portfolio shares may fluctuate, in some cases significantly, in response to the Portfolio’s net asset value, the intraday value of the Portfolio’s holdings and supply and demand for shares. The Portfolio faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for shares. Any of these factors, among others, may result in shares trading at a significant premium or discount to net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asset value. In addition, because liquidity in certain underlying securities may fluctuate, shares may trade at a larger premium or discount to net asset value than shares of other kinds of ETFs. If a shareholder purchases shares at a time when the market price is at a premium to the net asset value or sells shares at a time when the market price is at a discount to the net asset value, the shareholder may pay more for, or receive less than, the underlying value of the shares, respectively. Additionally, in stressed market conditions, the market for shares may become less liquid in response to deteriorating liquidity in the markets for the Portfolio’s underlying holdings.

Where all or a portion of the Portfolio’s underlying securities trade in a market that is closed when the market in which the Portfolio’s shares are listed and trading is open, there may be differences between the last quote from the security’s closed foreign market and the value of the security during the Portfolio’s domestic trading day, and liquidity in such securities may also be reduced after the applicable closing times. This in turn could lead to differences between the market price of the Portfolio’s shares and the underlying value of those shares and widened bid-ask spreads or fixing or settlement times.

No Guarantee of Active Trading Market Risk: There can be no assurance that an active trading market for Portfolio shares will develop or be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in stressed market conditions because market makers and Authorized Participants may step away from making a market in the shares and in executing creation and redemption orders, which could cause a material deviation in the Portfolio’s market price and its underlying net asset value.

Trading Issues Risk: Trading in Portfolio shares may be halted due to market conditions or for reasons that, in the view of the listing exchange, make trading in shares on the listing exchange inadvisable. In addition, trading in shares on the listing exchange is subject to trading halts caused by extraordinary market volatility pursuant to the listing exchange “circuit breaker” rules. In the event of a trading halt or unanticipated early closing of the listing exchange, a shareholder may be unable to purchase or sell shares of the Portfolio. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of the Portfolio will continue to be met or will remain unchanged.

Limited Operating History Risk: The Portfolio has not commenced operations. As a result, prospective investors would not have a track record or history on which to base their investment decisions. In addition, until the Portfolio achieves a certain size, the performance of certain of its investments may disproportionately impact the performance of the Portfolio, which may be subject to heightened volatility. In addition, there can be no assurance that the Portfolio will grow to or maintain an economically viable size.

Performance Bar Chart and Table
Year-by-Year Total Returns
As of December 31, 2025

It is currently contemplated that before the Portfolio commences operations, the Predecessor Portfolio, Lazard US High Yield Portfolio, a series of The Lazard Funds, Inc., will transfer its assets and liabilities to the Portfolio in a tax-free reorganization (the “Reorganization”). The Portfolio and the Predecessor Portfolio have the identical investment objective, fundamental investment policies and investment strategy. However, ETFs, such as the Portfolio, are structurally different from mutual funds, such as the Predecessor Portfolio, in several important aspects, including the ability for ETF shareholders to trade shares intraday on an exchange at market prices, the full daily transparency of the ETF’s portfolio holdings and the potential for increased tax efficiency.

The performance of the Predecessor Portfolio has not been restated to reflect the annual operating expenses of the Portfolio, which are lower than those of the Predecessor Portfolio. Because the Portfolio has different fees and expenses than the Predecessor Portfolio, the Portfolio would also have had different performance results. Additionally, if the Predecessor Portfolio had operated as an ETF, its performance may have differed.

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. Performance results shown in the bar chart and the performance table below reflect the performance of the Institutional Class shares of the Predecessor Portfolio. The bar chart shows the Predecessor Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance and an index that is generally more representative of the types of market sectors and/or types of investments in which the Portfolio invests over the past 10 calendar years. Updated performance information for the Predecessor Portfolio is available at www.lazardassetmanagement.com or by calling (800) 823-6300. The Predecessor Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Calendar Years ended December 31

Best Quarter:
2020, Q2	7.80%

Worst Quarter:
2020, Q1	-9.80%

Average Annual Total Returns
(for the periods ended December 31, 2025)

After-tax returns are shown only for Institutional Shares of the Predecessor Portfolio. After-tax returns of the Predecessor Portfolio’s other share classes may vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

	Inception Date	1 Year	5 Years	10 Years
Institutional Shares:	1/02/1998
Returns Before Taxes		10.46%	3.54%	4.77%
Returns After Taxes on Distributions		7.98%	1.63%	2.81%
Returns After Taxes on Distributions and Sale of Portfolio Shares		6.13%	1.84%	2.79%
Open Shares (Returns Before Taxes)	2/24/1998	10.17%	3.27%	4.49%
R6 Shares (Returns Before Taxes)	11/03/2016	10.46%	3.56%	N/A
Bloomberg US Universal Index (reflects no deduction for fees, expenses or taxes)		7.58%	0.06%	2.44%
ICE BofA US High Yield Index (reflects no deduction for fees, expenses or taxes)		8.50%	4.50%	6.45%

The Bloomberg U.S. Universal Index is a broad-based index consisting of U.S. dollar–denominated, taxable bonds that are rated either investment grade or high yield.

The ICE BofA U.S. High Yield Index consists of U.S. dollar–denominated high-yield corporate bonds and at least one year until maturity.

Indexes are unmanaged and have no fees. One cannot invest directly in an index.

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Gordon McKemie, portfolio manager/analyst on the Investment Manager’s Fixed Income team, has been with the Portfolio since inception in 2026. He has been with the Predecessor Portfolio since May 2026.

John R. Senesac, Jr., portfolio manager/analyst on the Investment Manager’s Fixed Income team, has been with the Portfolio since inception in 2026. He has been with the Predecessor Portfolio since February 2024.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 70.

Lazard Active ETF Trust Summary Section

Lazard US Systematic Small Cap Equity ETF

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio, a series of Lazard Active ETF Trust (the “Trust”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and the Example below.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.60%
Other Expenses[1]	None
Acquired Fund Fees and Expenses[1]	.01%
Total Annual Portfolio Operating Expenses[2]	.61%

1 Pursuant to the Portfolio’s unitary management fee structure, Lazard Asset Management LLC (the “Investment Manager”) will pay all expenses of the Portfolio, except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Notwithstanding the foregoing, until May 1, 2027, the Investment Manager has agreed to pay a portion of the Portfolio’s offering costs, so that offering costs borne by the Portfolio do not amount to .01% of its average net assets.

2 Excluding Acquired Fund Fees and Expenses, the Total Annual Portfolio Operating Expenses are .60% of the Portfolio’s average net assets.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to any waiver and/or the expense reimbursement in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 62	$ 195	$ 340	$ 762

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 156% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of small capitalization U.S. companies. The Investment Manager considers “small capitalization companies” to be those companies that, at the time of initial purchase by the Portfolio, have market capitalizations within the range of companies included in the Russell 2000 Index (ranging from approximately $4.4 million to $38.0 billion as of March 31, 2026). Equity securities include common stocks, depositary receipts, including ADRs, Global Depositary Receipts and European Depositary Receipts. The Portfolio considers a company or issuer to be a “U.S. company” if: (i) the company/issuer is organized under the laws of or is domiciled in the U.S. or maintains its principal place of business in the U.S.; (ii) the security, or security of such company/issuer, is traded principally in the U.S.; or (iii) during the most recent fiscal year of the company/issuer, the company/issuer derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the U.S. or that has at least 50% of its assets in the U.S.

The Investment Manager seeks to achieve the investment objective through investing in an actively managed, diversified, long-only portfolio comprised primarily of equity securities of small capitalization U.S. companies. The Portfolio typically invests in 200 to 600 companies.

The Portfolio may invest up to 20% of its assets in other securities which need not be equity securities of small cap U.S. companies, including investments in larger U.S. companies and in non-U.S. companies.

The Investment Manager actively manages the Portfolio using its proprietary investment strategy that creates and applies fundamental and quantitative techniques into a fully systematic process, which is designed to convert fundamental criteria and market data into various quantitative formulas to make investment decisions. The Investment Manager terms this its “Automated Fundamental Analyst” investment framework, which involves steps including the following:

• identification of a fundamental opportunity, a recurring market inefficiency where the Investment Manager believes that investors are not fully incorporating the impact of a company’s changing operating fundamentals and/or attractive valuations;

• converting this market observation into quantified conditions utilizing proprietary process, knowledge and techniques;

• attempting to validate the observation through extensive proprietary testing that includes historical data, minimum targeted return objectives and persistence hurdles;

• through the operation of each Automated Fundamental Analyst, a number of securities are identified; and

• the securities selection process is implemented systematically into automated daily operations.

The Investment Manager selects investments for the Portfolio by applying the foregoing securities selection process to an investable universe of all publicly-traded equity securities, with a focus on small cap companies. However, Automated Fundamental Analysts, which may change over time, may be applied to the broad market or specific to a particular sector or industry. In addition, the selection process described above is not sequential, and certain criteria may be given more importance than others. Target position sizes are determined at the time of investment based on the input of one or more Automated Fundamental Analysts and subsequently monitored on an ongoing basis.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk: The Portfolio may incur losses due to declines in one or more markets in which it invests. These declines may be the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s). To the extent that such developments impact specific industries, market sectors, countries or geographic regions, the Portfolio’s investments in such industries, market sectors, countries and/or geographic regions can be expected to be particularly affected, especially if such investments are a significant portion of its investment portfolio. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers worldwide. As a result, local, regional or global events such as war or military conflict, acts of terrorism, the spread of infectious illness or other public health issues, social unrest, natural disasters, extreme weather, other geological events, man-made disasters, supply chain disruptions, deflation, inflation, government defaults, government shutdowns, the imposition of sanctions or other similar measures, recessions or other events could have a significant negative impact on global economic and market conditions. For example, a public health or other emergency and aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting travel and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, may have severe negative impacts on markets worldwide. Additionally, general market conditions may affect the value of a Portfolio’s securities, including changes in interest rates, currency rates or monetary policies. Furthermore, the imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions), or the threat or potential of one or more such events and developments, could lead to price volatility and overall declines in the U.S. and global investment markets.

Issuer Risk: The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Small Cap Companies Risk: Small cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Quantitative Model Risk: The success of the Portfolio’s investment strategy depends largely upon the effectiveness of the Investment Manager’s quantitative model. A quantitative model, such as the risk and other models used by the Investment Manager requires adherence to a systematic, disciplined process. The Investment Manager’s ability to monitor and, if necessary, adjust its quantitative model could be adversely affected by various factors including incorrect or outdated market and other data inputs. Factors that affect a security’s value can change over time, and these changes may not be reflected in the quantitative model. In addition, factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value.

Depositary Receipts Risk: ADRs and similar depositary receipts typically will be subject to certain of the risks associated with direct investments in the securities of non-U.S. companies, because their values depend on the performance of the underlying non-U.S. securities. However, currency fluctuations will impact investments in depositary receipts differently than direct investments in non-U.S. dollar-denominated non-U.S. securities, because a depositary receipt will not appreciate in value solely as a result of appreciation in the currency in which the underlying non-U.S. dollar security is denominated.

Non-U.S. Securities Risk: The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-U.S. countries and companies in which the Portfolio invests. Non-U.S. securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. Non-U.S. securities may also subject the Portfolio’s investments to changes in currency rates, which can make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Non-U.S. securities may be subject to economic sanctions or other governmental actions or developments, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) or problems related to share registration, trade settlement or asset custody, which could, among other things, effectively restrict or eliminate the Portfolio’s ability to purchase or sell certain foreign securities. To the extent the Portfolio holds securities subject to such actions, the securities may become difficult to value and/or less liquid (or illiquid). In some cases, the securities may become worthless. In addition, as a result of trade restrictions (including tariffs) and other similar governmental actions or developments, the Portfolio may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. In addition, investments denominated in currencies other than U.S. dollars may experience a decline in value, in U.S. dollar terms, due solely to fluctuations in currency exchange rates. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

Sector Risk: Implementation of the Portfolio’s investment strategy may, during certain periods, result in the investment of a significant portion of the Portfolio’s assets in a particular market sector, such as companies in the industrials sector, and the Portfolio would be expected to be affected by developments in that sector.

Industrials. Companies in the industrials sector can be significantly affected by, among other things: supply and demand for products and services, product obsolescence, government regulation, changes in commodity prices, claims for environmental damage and product liability and imposition of import controls.

Securities Selection Risk: Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

High Portfolio Turnover Risk: The Portfolio’s investment strategy may involve high portfolio turnover (such as 100% or more). A portfolio turnover rate of 100%, for example, is equivalent to the Portfolio buying and selling all of its securities once during the course of the year. A high portfolio turnover rate could result in high transaction costs and an increase in taxable capital gains distributions to the Portfolio’s shareholders, which will reduce returns to shareholders.

Authorized Participant Concentration Risk: Only an authorized participant may engage in creation or redemption transactions directly with the Portfolio. The Portfolio has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. The Portfolio has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Portfolio and no other authorized participant creates or redeems, Shares may trade at a discount to net asset value and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened for ETFs that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

Large Shareholder Risk: Certain shareholders, including other funds advised by the Investment Manager, may from time to time own a substantial amount of the Portfolio’s shares. In addition, a third party investor, the Investment Manager or an affiliate of the Investment Manager, an Authorized Participant, a market maker, or another entity may invest in the Portfolio and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem or sell its investment. Redemptions of a large number of Portfolio shares could require the Portfolio to dispose of assets to meet the redemption requests, which can accelerate the realization of taxable income and/or capital gains and cause the Portfolio to make taxable distributions to its shareholders earlier than the Portfolio otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such year. In some circumstances, the Portfolio may hold a relatively large proportion of its assets in cash in anticipation of large redemptions (to the extent redemptions are effected in cash), diluting its investment returns. These large redemptions may also force the Portfolio to sell portfolio securities when it might not otherwise do so, which may negatively impact the Portfolio’s net asset value, increase the Portfolio’s brokerage costs and/or have a material effect on the market price of the Portfolio shares.

Market Trading Risk: The net asset value of the Portfolio and the market price of your investment in Portfolio shares may fluctuate. Market prices of Portfolio shares may fluctuate, in some cases significantly, in response to the Portfolio’s net asset value, the intraday value of the Portfolio’s holdings and supply and demand for shares. The Portfolio faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for shares. Any of these factors, among others, may result in shares trading at a significant premium or discount to net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asset value. In addition, because liquidity in certain underlying securities may fluctuate, shares may trade at a larger premium or discount to net asset value than shares of other kinds of ETFs. If a shareholder purchases shares at a time when the market price is at a premium to the net asset value or sells shares at a time when the market price is at a discount to the net asset value, the shareholder may pay more for, or receive less than, the underlying value of the shares, respectively. Additionally, in stressed market conditions, the market for shares may become less liquid in response to deteriorating liquidity in the markets for the Portfolio’s underlying holdings.

Where all or a portion of the Portfolio’s underlying securities trade in a market that is closed when the market in which the Portfolio’s shares are listed and trading is open, there may be differences between the last quote from the security’s closed foreign market and the value of the security during the Portfolio’s domestic trading day, and liquidity in such securities may also be reduced after the applicable closing times. This in turn could lead to differences between the market price of the Portfolio’s shares and the underlying value of those shares and widened bid-ask spreads or fixing or settlement times.

No Guarantee of Active Trading Market Risk: There can be no assurance that an active trading market for Portfolio shares will develop or be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in stressed market conditions because market makers and Authorized Participants may step away from making a market in the shares and in executing creation and redemption orders, which could cause a material deviation in the Portfolio’s market price and its underlying net asset value.

Trading Issues Risk: Trading in Portfolio shares may be halted due to market conditions or for reasons that, in the view of the listing exchange, make trading in shares on the listing exchange inadvisable. In addition, trading in shares on the listing exchange is subject to trading halts caused by extraordinary market volatility pursuant to the listing exchange “circuit breaker” rules. In the event of a trading halt or unanticipated early closing of the listing exchange, a shareholder may be unable to purchase or sell shares of the Portfolio. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of the Portfolio will continue to be met or will remain unchanged.

Limited Operating History Risk: The Portfolio has not commenced operations. As a result, prospective investors would not have a track record or history on which to base their investment decisions. In addition, until the Portfolio achieves a certain size, the performance of certain of its investments may disproportionately impact the performance of the Portfolio, which may be subject to heightened volatility. In addition, there can be no assurance that the Portfolio will grow to or maintain an economically viable size.

Performance Bar Chart and Table
Year-by-Year Total Returns
As of December 31, 2025

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. Performance results shown in the bar chart and the performance table below include the performance of the Institutional Class of Lazard US Systematic Small Cap Equity Portfolio, another investment company advised by the Investment Manager (the “Predecessor Portfolio”). The assets of the Predecessor Portfolio were transferred to the Portfolio in a tax-free reorganization on September 12, 2025.

The performance of the Predecessor Portfolio has not been restated to reflect the annual operating expenses of the Portfolio, which are lower than those of the Predecessor Portfolio. Because the Portfolio has different fees and expenses than the Predecessor Portfolio, the Portfolio would also have had different performance results. Additionally, if the Predecessor Portfolio had operated as an ETF, its performance may have differed.

The bar chart shows the Portfolio’s year-by-year performance and average annual performance compared to that of a broad measure of market performance and an index that is generally more representative of the types of market sectors and/or types of investments in which the Portfolio invests. Updated performance information for the Portfolio is available at www.lazardassetmanagement.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Calendar Years ended December 31

Best Quarter:
2022, Q4	18.40%

Worst Quarter:
2020, Q1	-22.12%

Average Annual Total Returns
(for the periods ended December 31, 2025)

After-tax returns of the Portfolio will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

	Inception Date	1 Year	Life of Portfolio
Fund:	10/29/2021
Returns Before Taxes		5.78%	5.12%
Returns After Taxes on Distributions		5.78%	5.11%
Returns After Taxes on Distributions and Sale of Portfolio Shares		5.85%	3.93%
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)		17.15%	10.41%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)		12.81%	3.34%

The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies designed to represent approximately 98% of the investable U.S. equity market.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index which is designed to represent approximately 98% of the investable U.S. equity market. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Oren Shiran, portfolio manager/analyst on the Investment Manager’s Baylight team, has been with the Portfolio since inception in 2025. Mr. Shiran also had been with the Predecessor Portfolio since 2021.

Stefan T. Tang, portfolio manager/analyst on the Investment Manager’s Baylight team, has been with the Portfolio since inception in 2025. Mr. Tang also had been with the Predecessor Portfolio since 2021.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 70.

Lazard Active ETF Trust Additional Information about the Portfolios

Purchase and Sale of Portfolio Shares

Individual shares of a Portfolio may only be purchased and sold in secondary market transactions through brokers or financial intermediaries. Shares are listed for trading on an exchange, and because shares trade at market prices rather than net asset value (“NAV”), shares of the Portfolio may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Portfolio (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the bid-ask spread). Recent information, including information about the Portfolio’s NAV, market price, premiums and discounts, and bid-ask spreads, will be included on the Portfolio’s website at www.lazardassetmanagement.com.

Tax Information

All dividends and short-term capital gains distributions are generally taxable to you as ordinary income, and long-term capital gains are generally taxable as such, whether you receive the distribution in cash or reinvest it in additional shares.

Financial Intermediary Compensation
Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and/or the Investment Manager and its affiliates may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Lazard Active ETF Trust Investment Strategies and Investment Risks

Overview

Lazard Active ETF Trust (the “Trust”) consists of eleven separate Portfolios, including three Portfolios that have not yet commenced investment operations as of the date of this Prospectus. It is currently contemplated that before the Lazard US High Yield ETF commences operations, the Lazard US High Yield Portfolio, a series of The Lazard Funds, Inc., will transfer its assets and liabilities to the Portfolio in a tax-free reorganization. Each Portfolio has its own investment objective, strategies, and risk/return and expense profile. There is no guarantee that any Portfolio will achieve its investment objective. Because you could lose money by investing in a Portfolio, be sure to read all risk disclosures carefully before investing.

Each Portfolio has adopted a policy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in specified securities appropriate to its name and to provide its shareholders with at least 60 days’ prior written notice of any change with respect to this policy.

The investment objective for Lazard Hybrid Financial Income ETF and Lazard US High Yield ETF is maximum total return from a combination of capital appreciation and current income. The investment objective for Lazard Listed Infrastructure ETF is total return. The investment objective for Lazard Non-Dollar Active Income ETF is high current income, with capital appreciation as a secondary objective. The investment objective for each of the other Portfolios is long-term capital appreciation. The investment objective for each Portfolio other than Lazard US High Yield ETF may be changed without the approval of the Portfolio’s shareholders upon 60 days’ notice to shareholders; for Lazard US High Yield ETF, the investment objective may only be changed with the approval of the Portfolio's shareholders.

Investment Strategies

Lazard Emerging Markets Opportunities ETF

Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies whose principal business activities are located in emerging market countries. Emerging market countries include all countries represented by the MSCI Emerging Markets Index, which as of March 31, 2026 includes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. Companies that have 50% or more of their assets in or revenue or net income from one or more emerging market country are considered to have their principal activities in emerging markets countries.

The Portfolio invests primarily in equity securities, principally common stocks, of non-U.S. companies whose principal activities are located in emerging market countries that Lazard Asset Management LLC (the “Investment Manager”) believes are undervalued based on their earnings, cash flow or asset values. Implementation of the Portfolio’s investment strategy may result in significant exposure to large cap companies, however, the market capitalizations of issuers in which the Portfolio invests may vary with market conditions and the Portfolio also may invest in mid cap and small cap companies. The allocation of the Portfolio’s assets among emerging market countries may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

In addition to common stocks, preferred stocks and convertible securities, such equity securities also may include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). While the Portfolio’s investment strategy is not designed to focus investment in any particular market sector or sectors, implementation of the Portfolio’s investment strategy may, from time to time, result in the investment of a significant portion of the Portfolio’s assets in different market sectors. The Portfolio may invest in exchange-traded funds (“ETFs”).

A certain portion of the Portfolio’s assets may be held as reserves, typically invested in repurchase agreements or shares of a money market mutual fund. Under a repurchase agreement, the seller agrees to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed upon time and price. This is intended to insulate the Portfolio from changes in the market value of the security during the period. In addition, when the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

The Investment Manager incorporates environmental, social and governance (“ESG”) considerations into its security selection and portfolio construction processes by consistently assessing the impact that financially material ESG considerations may have on the long-term financial performance (including growth and financial productivity) of an issuer. Such considerations could include considerations relating to product/service, natural capital (e.g., resource management, resource intensity), human capital (e.g., employee, community, supply chain, consumer) and governance. The Portfolio may invest in businesses that have poor ESG characteristics if the Investment Manager is aware of those deficiencies and has considered them when constructing the Portfolio. ESG factors are considered alongside non-ESG factors and are generally no more significant than other factors in the selection process, such that ESG may not be determinative in deciding to include or exclude any particular investment in the Portfolio.

Lazard Equity Megatrends ETF

Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity and equity-related securities include common stocks, depositary receipts (including ADRs, GDRs and EDRs) evidencing ownership of common stock), preferred stocks and other preferred securities, convertible securities, rights and warrants, and other securities, such as hybrid securities and trust preferred securities, believed to have equity-like characteristics.

The Portfolio will seek to achieve its investment objective by investing primarily in an actively managed portfolio of established, well managed companies located around the world, including emerging markets. The Portfolio typically invests in companies with market capitalizations generally over $5 billion at the time of purchase. Although the Portfolio generally focuses on large cap companies, the market capitalizations of issuers in which the Portfolio invests may vary with market conditions.

In seeking to achieve the investment objective of the Portfolio, the Investment Manager intends to pursue a thematic investment approach that is proprietary to the Investment Manager. This approach aims to identify trends that are “megatrends” (i.e., significant macroeconomic trends) or “themes” (resulting from changes over time in global, economic and social factors such as, for example, demographics, lifestyles, governmental policies and spending, regulations, technological innovation or the environment) and select investments that it expects to benefit from or which are well positioned to take advantage of those trends. Examples of such themes or trends might include: companies employing data and digital technology in order to profit from demand for credit and financial services in emerging markets or business-to business models exploiting artificial intelligence technologies to provide higher value-added solutions to customers.

The Investment Manager will accordingly seek to identify companies, which, in the Investment Manager’s view based upon its proprietary research, are likely to benefit from the global long-term market themes or trends it identifies, taking into account factors such as the quality, growth prospects and valuation of such companies, which factors are assessed and identified by the Investment Manager through the bottom-up fundamental company research undertaken by the Investment Manager’s team of analysts.

This fundamental analysis is conducted to develop an in-depth understanding of the fundamentals of each company coming within the investable universe. This is achieved, for example, through examining a company’s financials and analyzing a company’s quality and depth of management (i.e., the caliber and effectiveness of the company’s management team). It is also achieved by assessing a company’s competitive environment (i.e., the environment in which a business competes and functions and its position relative to its competitors), return potential (a company’s potential for growth and generation of profits) and valuation (the value attributed to a company based on earnings, cash flows, profits etc.). By undertaking this form of investment analysis, the Investment Manager builds an understanding of each stock’s risk-reward profile. The Investment Manager conducts this fundamental assessment for each company in the Portfolio, both prior to the initial investment and from time to time.

Emerging market countries include all countries represented by the MSCI Emerging Markets Index, which as of March 31, 2026 includes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea,

Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

Geographic, sectoral and industrial exposures and weightings within the portfolio may change over time in accordance with the themes and trends identified through the Investment Manager’s ongoing research and are also considered within the context of the continuous risk assessment process (which monitors, amongst other things, issuer concentration, sectoral concentration and the liquidity profile of the portfolio) to which the portfolio is subject with a view to ensuring sufficient diversification.

The Portfolio may invest in ETFs. The Portfolio may, but is not required to, enter into futures contracts or swap agreements, in each case for hedging purposes or to seek to increase returns.

The Investment Manager may enter into foreign currency forward contracts to hedge some or all foreign currency exposure in the Portfolio against movements relative to the U.S. dollar and generally not for the purpose of generating investment returns. However, the Investment Manager may determine not to hedge some or all of the Portfolio’s foreign currency exposure from time-to-time or at any time.

The Portfolio is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”), which means that it may invest a relatively high percentage of its assets in a limited number of issuers, when compared to a diversified fund.

A certain portion of the Portfolio’s assets may be held as reserves, typically invested in repurchase agreements or shares of a money market mutual fund. Under a repurchase agreement, the seller agrees to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed upon time and price. This is intended to insulate the Portfolio from changes in the market value of the security during the period. In addition, when the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

The Investment Manager incorporates ESG considerations into its security selection and portfolio construction processes by consistently assessing the impact that financially material ESG considerations may have on the long-term financial performance (including growth and financial productivity) of an issuer. Such considerations could include considerations relating to product/service, natural capital (e.g., resource management, resource intensity), human capital (e.g., employee, community, supply chain, consumer) and governance. The Portfolio may invest in businesses that have poor ESG characteristics if the Investment Manager is aware of those deficiencies and has considered them when constructing the Portfolio. ESG factors are considered alongside non-ESG factors and are generally no more significant than other factors in the selection process, such that ESG may not be determinative in deciding to include or exclude any particular investment in the Portfolio.

Lazard Hybrid Financial Income ETF

Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in Hybrid Securities issued by companies in the Financials sector. Hybrid Securities are instruments that exhibit both bond- and equity-like features, including, but not limited to, preferred securities, contingent convertible securities (“CoCos”), capital securities and subordinated debt. The financials sector is made up of companies engaged in banking, financial services, consumer finance, capital markets and insurance activities. It also includes Financial Exchanges & Data and Mortgage Real Estate Investment Trusts (REITs).

Hybrid Securities are often subordinated in a company’s capital structure and may have higher risk than senior or secured debt.

Capital securities are instruments issued by banks, insurance companies, and other financial institutions that are designed to qualify as regulatory capital. They typically feature long-dated or perpetual maturities and subordination to an issuer’s senior debt, and interest or distribution payments may be discretionary or deferrable. CoCos are hybrid instruments issued primarily by banks and other financial institutions as a form of loss-absorbing regulatory capital.

Unlike conventional bonds, CoCos are structured to automatically convert into equity or have their principal written down, potentially to zero, upon the occurrence of a pre-specified "trigger" event. Common triggers include the issuer's regulatory capital ratio (e.g., Common Equity Tier 1 ratio) falling below a defined threshold, or a determination by the relevant regulator, at its discretion, that the issuer has reached a point of non-viability. This loss-absorption mechanism allows CoCos to strengthen an issuer's capital base in times of stress, which is why they are typically issued to satisfy Additional Tier 1 or Tier 2 regulatory capital requirements. In exchange for bearing this conversion or write-down risk, CoCos generally offer higher yields than an issuer's senior or traditional subordinated debt.

In managing the Portfolio, the Investment Manager uses a bottom-up approach that involves Investment Manager engagement with issuers, fundamental analysis, risk measurement and scenario analysis and use of a variety of research and risk management tools in connection with the overall portfolio construction and analysis. As a complement, the Investment Manager also includes a top-down approach which involves analysis of macro and market data, cyclical trends and other factors.

The Portfolio will invest in securities issued across the globe, with a focus of its investments in Europe and North America, although the allocation of the Portfolio’s assets among countries and regions may vary from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

The Portfolio may invest without limitation in securities rated below investment grade (i.e., lower than Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB- by S&P Global Ratings (“S&P”)) (“junk bonds”) or securities that are unrated. Additionally, the Portfolio is not restricted to investments in securities of any particular maturity or duration. Duration is an estimate of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Generally, the longer the duration, the higher the expected volatility. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%.

The Portfolio generally will not purchase equity securities; however, the Portfolio may from time to time acquire and hold equity securities as a result of exercising a convertible debt security or holding a convertible debt security to maturity or in connection with the reorganization or bankruptcy of an issuer of a debt security held by the Portfolio.

The Portfolio may, but is not required to, purchase listed equity options and currencies and enter into forward currency contracts and credit default swaps, for hedging purposes or to seek to increase returns.

The Portfolio will be concentrated in securities of issuers having their principal business activities in the group of industries that comprise the financials sector.

The Portfolio is classified as “non-diversified” under the 1940 Act, which means that it may invest a relatively high percentage of its assets in a limited number of issuers, when compared to a diversified fund.

A certain portion of the Portfolio’s assets may be held as reserves, typically invested in repurchase agreements or shares of a money market mutual fund. Under a repurchase agreement, the seller agrees to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed upon time and price. This is intended to insulate the Portfolio from changes in the market value of the security during the period. In addition, when the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

The Investment Manager incorporates environmental, social and governance (“ESG”) considerations into its security selection and portfolio construction processes by consistently assessing the impact that financially material ESG considerations may have on the long-term financial performance (including growth and financial productivity) of an issuer. Such considerations could include considerations relating to product/service, natural capital (e.g., resource management, resource intensity), human capital (e.g., employee, community, supply chain, consumer) and governance. The Portfolio may invest in businesses that have poor ESG characteristics if the Investment Manager is aware of those deficiencies and has considered them when constructing the Portfolio. ESG factors are considered alongside non-ESG factors and are generally no more significant than other factors in the selection process, such that ESG may not be determinative in deciding to include or exclude any particular investment in the Portfolio.

Lazard India Equity Opportunities ETF

Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies whose principal business activities are located in India. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities include common stocks, depositary receipts (including ADRs, GDRs and EDRs) evidencing ownership of common stock), preferred stocks and other preferred securities, convertible securities, rights and warrants, and other securities, such as hybrid securities and trust preferred securities, believed to have equity-like characteristics. Companies that have 50% or more of their assets in or revenue or net income from India are considered to have their principal activities located in India.

The Portfolio invests primarily in companies that the Investment Manager believes are undervalued relative to their perceived intrinsic value based on their earnings, cash flow or asset values.

The Investment Manager uses a proprietary system for fundamental securities analysis, including models generated at the security level, and seeks to identify investment opportunities at any phase of a company’s development. The Investment Manager may sell a security from the Portfolio when the target price is achieved, risk analysis is unfavorable, fundamental investment drivers deteriorate or the investment thesis is invalidated, or there is a negative change in corporate strategy or corporate governance.

The Portfolio may invest in securities across various market sectors and across the capitalization spectrum. While the Portfolio’s investment strategy is not designed to focus investment in any particular market sector or sectors, implementation of the Portfolio’s investment strategy may, from time to time, result in the investment of a significant portion of the Portfolio’s assets in a limited number of market sectors. Additionally, implementation of the Portfolio’s investment strategy may result in significant exposure to large cap companies, however, the market capitalizations of issuers in which the Portfolio invests may vary with market conditions and the Portfolio also may invest in mid cap and small cap companies.

The Investment Manager may enter into foreign currency forward contracts to hedge some or all foreign currency exposure in the Portfolio against movements relative to the U.S. dollar and generally not for the purpose of generating investment returns. However, the Investment Manager may determine not to hedge some or all of the Portfolio’s foreign currency exposure from time-to-time or at any time.

The Portfolio is classified as “non-diversified” under the 1940 Act, which means that it may invest a relatively high percentage of its assets in a limited number of issuers, when compared to a diversified fund. A certain portion of the Portfolio’s assets may be held as reserves, typically invested in repurchase agreements or shares of a money market mutual fund. Under a repurchase agreement, the seller agrees to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed upon time and price. This is intended to insulate the Portfolio from changes in the market value of the security during the period. In addition, when the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

The Investment Manager incorporates environmental, social and governance (“ESG”) considerations into its security selection and portfolio construction processes by consistently assessing the impact that financially material ESG considerations may have on the long-term financial performance (including growth and financial productivity) of an issuer. Such considerations could include considerations relating to product/service, natural capital (e.g., resource management, resource intensity), human capital (e.g., employee, community, supply chain, consumer) and governance. The Portfolio may invest in businesses that have poor ESG characteristics if the Investment Manager is aware of those deficiencies and has considered them when constructing the Portfolio. ESG factors are considered alongside non-ESG factors and are generally no more significant than other factors in the selection process, such that ESG may not be determinative in deciding to include or exclude any particular investment in the Portfolio.

Lazard International Dynamic Equity ETF

Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in non-U.S. equity securities. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities include common stocks, depositary receipts (including ADRs, GDRs and EDRs) evidencing ownership of common stock), preferred stocks and other preferred securities, convertible securities, rights and warrants, and other securities, such as hybrid securities and trust preferred securities, believed to have equity-like characteristics.

In managing the Portfolio, the Investment Manager utilizes a quantitatively driven, bottom up stock selection process. Utilizing a proprietary quantitative model, the Portfolio management team selects stocks for the Portfolio from a broad investment universe of non-U.S. equity securities, including common stocks, preferred stocks and convertible securities, and depositary receipts (including ADRs, GDRs and EDRs, as well as real estate investment trusts (“REITs”)), warrants and rights. The active, quantitative approach utilized by the Portfolio management team involves initial screening based on proprietary quantitative analysis, risk assessment and evaluation of each company relative to its global peers. The Portfolio will typically invest the majority of its assets in securities of non-U.S. developed market companies, using an objective, systematic investment process that blends both risk and stock ranking assessments designed to capture attractive risk-to-return characteristics. In addition to a multidimensional assessment of risk, each company is evaluated daily according to four independent measures: valuation, growth, quality and sentiment. “Sentiment” is a measure of market enthusiasm and support for a company, including, among other factors, price momentum and trading volume. The Portfolio may invest across the capitalization spectrum and may invest in emerging markets companies.

The allocation of the Portfolio’s assets among countries and regions will vary from time to time based on the Investment Manager’s judgment and its analysis of market conditions. The Portfolio may invest in ETFs.

The Portfolio considers a company to be a non-U.S. company if: (i) the company is organized under the laws of or domiciled in a country other than the U.S. or maintains its principal place of business in a country other than the US; (ii) the securities of such company are traded principally on a non-U.S. market; or (iii) during the most recent fiscal year of the company, the company derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in countries other than the U.S. or the company has at least 50% of its assets in countries other than the U.S. Non-U.S. developed market countries include all countries identified as Developed Markets (excluding the U.S.) by the MSCI ACWI ex USA Index, which as of March 31, 2026 includes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Emerging market countries include all countries represented by the MSCI Emerging Markets Index, which as of March 31, 2026 includes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The Portfolio is classified as a “diversified” investment company under the Investment Company Act of 1940, as amended.

A certain portion of the Portfolio’s assets may be held as reserves, typically invested in repurchase agreements or shares of a money market mutual fund. Under a repurchase agreement, the seller agrees to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed upon time and price. This is intended to insulate the Portfolio from changes in the market value of the security during the period. In addition, when the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

The Investment Manager incorporates ESG considerations into its security selection and portfolio construction processes by consistently assessing the impact that financially material ESG considerations may have on the long-term financial performance (including growth and financial productivity) of an issuer. Such considerations could include considerations relating to product/service, natural capital (e.g., resource management, resource intensity), human capital (e.g., employee, community, supply chain, consumer) and governance. The Portfolio may invest in businesses that have poor ESG characteristics if the Investment Manager is aware of those deficiencies and has considered them when constructing the Portfolio. ESG factors are considered alongside non-ESG factors and are generally no more significant than other factors in the selection process, such that ESG may not be determinative in deciding to include or exclude any particular investment in the Portfolio.

Lazard Japanese Equity ETF

Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equities and equity-related securities traded on markets in Japan. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities include common stocks, depositary receipts (including ADRs, GDRs and EDRs) evidencing ownership of common stock), preferred stocks and other preferred securities, convertible securities, rights and warrants, and other securities, such as hybrid securities and trust preferred securities, believed to have equity-like characteristics.

The Investment Manager seeks to invest in the equity and equity-related securities of companies operating in sectors which have been identified through research undertaken by the Investment Manager as showing greater potential for growth at any given point of the economic cycle. Investments may be made in companies from across the spectrum of market capitalization and will not be focused on any particular industry or sector. The Portfolio may invest in ETFs.

The Portfolio may, but is not required to, enter into futures contracts or swap agreements, in each case for hedging purposes or to seek to increase returns.

The Investment Manager may enter into foreign currency forward contracts to hedge some or all foreign currency exposure in the Portfolio against movements relative to the U.S. dollar and generally not for the purpose of generating investment returns. However, the Investment Manager may determine not to hedge some or all of the Portfolio’s foreign currency exposure from time-to-time or at any time.

The Portfolio is classified as “non-diversified” under the 1940 Act, which means that it may invest a relatively high percentage of its assets in a limited number of issuers, when compared to a diversified fund.

A certain portion of the Portfolio’s assets may be held as reserves, typically invested in repurchase agreements or shares of a money market mutual fund. Under a repurchase agreement, the seller agrees to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed upon time and price. This is intended to insulate the Portfolio from changes in the market value of the security during the period. In addition, when the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

The Investment Manager incorporates ESG considerations into its security selection and portfolio construction processes by consistently assessing the impact that financially material ESG considerations may have on the long-term financial performance (including growth and financial productivity) of an issuer. Such considerations could include considerations relating to product/service, natural capital (e.g., resource management, resource intensity), human capital (e.g., employee, community, supply chain, consumer) and governance. The Portfolio may invest in businesses that have poor ESG characteristics if the Investment Manager is aware of those deficiencies and has considered them when constructing the Portfolio. ESG factors are considered alongside non-ESG factors and are generally no more significant than other factors in the selection process, such that ESG may not be determinative in deciding to include or exclude any particular investment in the Portfolio.

Lazard Listed Infrastructure ETF

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of Infrastructure Companies that are listed on a national or other recognized securities exchange. Infrastructure Companies derive at least 50% of their revenues from, or have at least 50% of their assets committed to, the generation, production, transmission, sale or distribution of energy or natural resources used to produce energy; distribution, purification and treatment of water; provision of communications services and media; management, ownership and/or operation of infrastructure assets or construction, development or financing of infrastructure assets, such as pipelines, toll roads, airports, railroads or ports.

The Portfolio invests primarily in equity securities, principally common stocks, of infrastructure companies.  As a result, the Portfolio concentrates its investments in industries represented by infrastructure companies. The Investment Manager generally focuses on companies with a minimum market capitalization of at least $2 billion. Although the Portfolio generally focuses on large capitalization companies, the market capitalizations of issuers in which the Portfolio invests may vary with market conditions.

The Investment Manager allocates the Portfolio’s assets among various regions and countries, including the United States. The Portfolio may invest in equity securities of companies with some business activities located in emerging market countries. Emerging market countries include all countries represented by the MSCI Emerging Markets Index, which as of March 31, 2026 includes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The Portfolio seeks to focus its investments in a subset of infrastructure securities that are considered “preferred infrastructure” securities by the Investment Manager. Generally, the Investment Manager considers securities that are more likely to exhibit certain desirable characteristics, such as longevity of the issuer, lower risk of capital loss and revenues linked to inflation, to be “preferred infrastructure” securities.

The Investment Manager may enter into foreign currency forward contracts to hedge some or all foreign currency exposure in the Portfolio against movements relative to the U.S. dollar and generally not for the purpose of generating investment returns. However, the Investment Manager may determine not to hedge some or all of the Portfolio’s foreign currency exposure from time-to-time or at any time.

The Portfolio may invest in ETFs, generally those that pursue a passive index-based strategy.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements.

Although the Portfolio is classified as “diversified” under the 1940 Act, it may invest in a smaller number of issuers than other, more diversified, investment portfolios.

A certain portion of the Portfolio’s assets may be held as reserves, typically invested in repurchase agreements or shares of a money market mutual fund. Under a repurchase agreement, the seller agrees to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed upon time and price. This is intended to insulate the Portfolio from changes in the market value of the security during the period. In addition, when the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

The Investment Manager incorporates ESG considerations into its security selection and portfolio construction processes by consistently assessing the impact that financially material ESG considerations may have on the long-term financial performance (including growth and financial productivity) of an issuer. Such considerations could include considerations relating to product/service, natural capital (e.g., resource management, resource intensity), human capital (e.g., employee, community, supply chain, consumer) and governance. The Portfolio may invest in businesses that have poor ESG characteristics if the Investment Manager is aware of those deficiencies and has considered them when constructing the Portfolio. ESG factors are considered alongside non-ESG factors and are generally no more significant than other factors in the selection process, such that ESG may not be determinative in deciding to include or exclude any particular investment in the Portfolio.

Lazard Next Gen Technologies ETF

Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of or related to Next Gen Technologies Companies located throughout the world. Next Gen Technologies Companies considered for inclusion in the investment universe include artificial intelligence (“AI”) (i.e., computer systems with capabilities to perform tasks typically requiring human cognitive abilities such as learning, reasoning, problem solving, or decision making) companies that are developing the next generation of automation application, including:

• Hardware Infrastructure (e.g., semiconductor designers and manufacturers, cloud service providers, data center builders);

• Enabling Technologies (e.g., software platform developers, cybersecurity vendors); and

•  AI Application Vendors (e.g., enterprises developing own AI solutions, AI application developers and related services providers).

The Portfolio typically invests in approximately 40 to 60 companies.

Equity and equity-related securities include common and preferred stock, ADRs, GDRs, warrants, rights and participatory notes.

The Investment Manager employs an internally developed proprietary data science platform to quickly analyze a large number of stocks from the broader equity universe for their exposure to the next generation technologies investment trend and to determine an initial investable universe of Next Gen Technologies Companies. Each of the stocks within this initial investable universe are then ranked by the Investment Manager according to their overall business exposure to the next generation technologies investment trend – the extent to which a company may meet either or both of the foregoing criteria. This exposure is measured in terms of a company’s business activity through its products/services, assets (e.g., intellectual property), research and development pipeline, market share, growth, revenue, and/or earnings.

The Investment Manager then uses a bottom-up stock selection process to assess and value the security on an ongoing basis (the methodology to be used would depend on various factors, such as the lifecycle stage of the issuer. For example, for smaller early lifecycle stage companies, traditional revenue growth metrics may be considered most appropriate for valuation purposes, whereas securities of more established, stable positive cash-flow generative businesses with high market share might be most appropriately valued on the basis of an EV/EBITDA multiple approach). Additionally, detailed financial modeling is performed in order to assess the security’s fair value. Next, the Investment Manager reduces the investable universe using fundamental analysis and research on the companies identified.

The Portfolio will be concentrated (i.e., hold more than 25% of the value of the Portfolio’s assets) in securities of issuers having their principal business activities in the group of industries that comprise the industrials and information technology sectors.

The Portfolio may invest in ETFs. The Portfolio may, but is not required to, enter into futures contracts or swap agreements, in each case for hedging purposes or to seek to increase returns.

The Investment Manager may enter into foreign currency forward contracts to hedge some or all foreign currency exposure in the Portfolio against movements relative to the U.S. dollar and generally not for the purpose of generating investment returns. However, the Investment Manager may determine not to hedge some or all of the Portfolio’s foreign currency exposure from time-to-time or at any time.

The Portfolio is classified as “non-diversified” under the 1940 Act, which means that it may invest a relatively high percentage of its assets in a limited number of issuers, when compared to a diversified fund.

A certain portion of the Portfolio’s assets may be held as reserves, typically invested in repurchase agreements or shares of a money market mutual fund. Under a repurchase agreement, the seller agrees to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed upon time and price. This is intended to insulate the Portfolio from changes in the market value of the security during the period. In addition, when the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

The Investment Manager incorporates ESG considerations into its security selection and portfolio construction processes by consistently assessing the impact that financially material ESG considerations may have on the long-term financial performance (including growth and financial productivity) of an issuer. Such considerations could include considerations relating to product/service, natural capital (e.g., resource management, resource intensity), human capital (e.g., employee, community, supply chain, consumer) and governance. The Portfolio may invest in businesses that have poor ESG characteristics if the Investment Manager is aware of those deficiencies and has considered them when constructing the Portfolio. ESG factors are considered alongside non-ESG factors and are generally no more significant than other factors in the selection process, such that ESG may not be determinative in deciding to include or exclude any particular investment in the Portfolio.

Lazard Non-Dollar Active Income ETF

Under normal circumstances, the Portfolio invests at least 80% of its assets (plus any borrowings for investment purposes) in fixed income securities denominated in currencies other than the U.S. dollar. Fixed-income securities are securities that pay a fixed or a variable rate of interest until a stated maturity date.

The Portfolio invests primarily in fixed income securities issued or guaranteed by governments, government agencies or supranational bodies or companies or other private-sector entities (including emerging markets issuers), including fixed and/or floating rate investment grade and non-investment grade bonds, commercial paper, short- and medium-term obligations and other fixed-income obligations, and may invest in money market instruments such as certificates of deposit.

In managing the Portfolio, the Investment Manager utilizes a combination of bottom-up fundamental security analysis with a top-down global macroeconomic analysis. The top-down approach involves analysis of various developed and emerging markets fundamental data, cyclical trends, and global supply/demand appetites, and other factors. The Investment Manager engages in issuer, sovereign, asset allocation, risk measurement and scenario analysis during the portfolio construction process and utilizes a variety of research and risk management tools in connection with the overall portfolio construction and analysis.

The Portfolio may invest without limitation in securities rated below investment grade (i.e., lower than Baa by Moody’s or lower than BBB by S&P) (“junk bonds”) or securities that are unrated. Therefore, the Portfolio is permitted to invest all or a substantial portion of its assets in junk bonds issued by foreign governments and their agencies and instrumentalities. Additionally, the Portfolio is not restricted to investments in securities of any particular maturity or duration. Duration is an estimate of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Generally, the longer the duration, the higher the expected volatility. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%.

The Portfolio may enter into futures contracts on US Treasury securities to seek to hedge the Portfolio’s exposure to the risk of rising interest rates on US Treasury securities embedded in the Portfolio’s emerging market debt securities (to a greater or lesser degree, depending on the currency in which the debt security is denominated). Similarly, the Portfolio also may enter into futures contracts on US Treasury securities in combination with a credit default swap that provides exposure to emerging markets debt securities, baskets of securities or indices.

The Portfolio may, but is not required to, purchase options on ETFs and currencies and enter into forward currency contracts and credit default swaps, for hedging purposes or to seek to increase returns.

The Portfolio may invest in ETFs, generally those that pursue a passive index-based strategy.

The Portfolio is classified as “non-diversified” under the 1940 Act, which means that it may invest a relatively high percentage of its assets in a limited number of issuers, when compared to a diversified fund.

A certain portion of the Portfolio’s assets may be held as reserves, typically invested in repurchase agreements or shares of a money market mutual fund. Under a repurchase agreement, the seller agrees to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed upon time and price. This is intended to insulate the Portfolio from changes in the market value of the security during the period. In addition, when the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard US High Yield ETF

Under normal circumstances, the Portfolio invests at least 80% of its assets in high yield fixed-income securities issued by corporations or other non-governmental issuers similar to corporations, which securities are tied economically to the U.S. The Portfolio considers “high yield” fixed income securities to be those rated, at the time of purchase, below investment grade by S&P or Moody’s and as low as C or Ca by S&P or Moody’s, respectively, or the unrated equivalent as determined by the Investment Manager (“junk bonds”). The Portfolio considers a company or issuer to be a “U.S. issuer” if: (i) the company/issuer is organized under the laws of or is domiciled in the U.S. or maintains its principal place of business in the U.S.; (ii) the security, or security of such company/issuer, is traded principally in the U.S.; or (iii) during the most recent fiscal year of the company/issuer, the company/issuer derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the U.S. or that has at least 50% of its assets in the U.S.

Although the Portfolio may invest in fixed-income securities without regard to their maturity, the Portfolio’s average weighted maturity is expected to range between two and ten years.

Investments are evaluated based on their fundamental and structural characteristics. Valuation analysis is tailored to the specific asset class, but may include credit research, prepayment or call options, maturity, duration, coupon, currency and country risks. The Portfolio is constructed using a bottom-up discipline in which the Investment Manager follows a systematic process to seek out undervalued opportunities within each sector.

The Portfolio may invest in dollar-denominated securities of non-U.S. companies, including, to a limited extent, in emerging market companies.

The Portfolio may invest up to 20% of its assets in other investments which need not be fixed-income securities as described above and need not be tied economically to the U.S. The Portfolio currently intends to invest no more than 25% of its assets in municipal securities.

The Investment Manager typically sells an investment for any of the following reasons:

• the yield spread declines to a level at which the Investment Manager believes the investment no longer reflects relative value

• the original underlying investment conditions are no longer valid, including a change in the fundamental rationale for the purchase

• in the opinion of the Investment Manager, the investment’s respective asset category or sector has become overvalued relative to investment risks

The Portfolio may invest in ETFs, generally those that pursue a passive index-based strategy.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements, including credit default swaps, such as those on indices. Among other reasons, the Portfolio might engage in such transactions in an effort to protect the Portfolio’s investments in a relatively rapid and efficient manner against market moves.

A certain portion of the Portfolio’s assets may be held as reserves, typically invested in repurchase agreements or shares of a money market mutual fund. Under a repurchase agreement, the seller agrees to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed upon time and price. This is intended to insulate the Portfolio from changes in the market value of the security during the period. In addition, when the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard US Systematic Small Cap Equity ETF

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of small capitalization U.S. companies. The Investment Manager considers “small capitalization companies” to be those companies that, at the time of initial purchase by the Portfolio, have market capitalizations within the range of companies included in the Russell 2000 Index (ranging from approximately $4.4 million to $38.0 billion as of March 31, 2026). Because “small cap companies” are defined in part by reference to an index, the market capitalization of companies in which the Portfolio invests may vary with market conditions. The Investment Manager is not required to sell a company’s securities from the Portfolio’s holdings when the capitalization of that company increases such that the company no longer meets the definition of a “small cap company.” Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities include common stocks, depositary receipts (including ADRs, GDRs and EDRs) evidencing ownership of common stock), preferred stocks and other preferred securities, convertible securities, rights and warrants, and other securities, such as hybrid securities and trust preferred securities, believed to have equity-like characteristics. The Portfolio considers a company or issuer to be a “U.S. company” if: (i) the company/issuer is organized under the laws of or is domiciled in the U.S. or maintains its principal place of business in the U.S.; (ii) the security, or the securities of such company/issuer, is traded principally in the U.S.; or (iii) during the most recent fiscal year of the company/issuer, the company/issuer derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the U.S. or that has at least 50% of its assets in the U.S.

The Investment Manager seeks to achieve the investment objective through investing in an actively managed, diversified, long-only portfolio comprised primarily of equity securities of small capitalization U.S. companies. The Portfolio typically invests in 200 to 600 companies.

The Portfolio may invest up to 20% of its assets in other securities which need not be equity securities of small cap U.S. companies, including investments in larger U.S. companies and in non-U.S. companies.

The Investment Manager actively manages the Portfolio using its proprietary investment strategy that creates and applies fundamental and quantitative techniques into a fully systematic process, which is designed to convert fundamental criteria and market data into various quantitative formulas to make investment decisions. The Investment Manager terms this its “Automated Fundamental Analyst” investment framework, which involves steps including the following:

• identification of a fundamental opportunity, a recurring market inefficiency where the Investment Manager believes that investors are not fully incorporating the impact of a company’s changing operating fundamentals and/or attractive valuations;

• converting this market observation into quantified conditions utilizing proprietary process, knowledge and techniques;

• attempting to validate the observation through extensive proprietary testing that includes historical data, minimum targeted return objectives and persistence hurdles;

• through the operation of each Automated Fundamental Analyst, a number of securities are identified; and

• the securities selection process is implemented systematically into automated daily operations.

The Investment Manager selects investments for the Portfolio by applying the foregoing securities selection process to an investable universe of all publicly-traded equity securities, with a focus on small cap companies. However, Automated Fundamental Analysts, which may change over time, may be applied to the broad market or specific to a particular sector or industry. In addition, the selection process described above is not sequential, and certain criteria may be given more importance than others. Target position sizes are determined at the time of investment based on the input of one or more Automated Fundamental Analysts and subsequently monitored on an ongoing basis.

The Portfolio may invest in ETFs, generally those that pursue a passive index-based strategy.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements.

A certain portion of the Portfolio’s assets may be held as reserves, typically invested in repurchase agreements or shares of a money market mutual fund. Under a repurchase agreement, the seller agrees to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed upon time and price. This is intended to insulate the Portfolio from changes in the market value of the security during the period. In addition, when the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

The Investment Manager incorporates ESG considerations into its security selection and portfolio construction processes by consistently assessing the impact that financially material ESG considerations may have on the long-term financial performance (including growth and financial productivity) of an issuer. Such considerations could include considerations relating to product/service, natural capital (e.g., resource management, resource intensity), human capital (e.g., employee, community, supply chain, consumer) and governance. The Portfolio may invest in businesses that have poor ESG characteristics if the Investment Manager is aware of those deficiencies and has considered them when constructing the Portfolio. ESG factors are considered alongside non-ESG factors and are generally no more significant than other factors in the selection process, such that ESG may not be determinative in deciding to include or exclude any particular investment in the Portfolio.

Additional Information about the Portfolios’ Investment Strategies

Each Portfolio is an ETF, which is a fund that trades like other publicly-traded securities. Each Portfolio is not an index fund. Each Portfolio is actively managed and does not seek to replicate the performance of a specified index.

The name, investment objective and policies of a Portfolio are similar to other funds advised by the Investment Manager or its affiliates. However, the investment results of a Portfolio may be higher or lower than, and there is no guarantee that the investment results of the Portfolio will be comparable to, any other of these funds.

Investment Risks

You should be aware that the Portfolios:

• are not bank deposits

• are not guaranteed, endorsed or insured by any bank, financial institution or government entity, such as the Federal Deposit Insurance Corporation

• are not guaranteed to achieve their stated goals

The Portfolios also are subject to the investment risks listed in the tables below. Principal risks of each Portfolio are those risks indicated in the Portfolio’s summary section. For a description of the risks listed in the tables, please see “Glossary—Investment Risks” immediately following the tables. See also the Portfolios’ Statement of Additional Information (“SAI”) for information on certain other investments in which the Portfolios may invest and other investment techniques in which the Portfolios may engage from time to time and related risks.

	Emerging Markets Opportunities ETF	Equity Megatrends ETF	Hybrid Financial Income ETF	India Equity Opportunities ETF
Authorized Participant Concentration Risk	✓	✓	✓	✓
Capital Securities Risk			✓
Cash Transaction Risk	✓		✓	✓
Concentration Risk			✓
Contingent Convertible Securities Risk			✓
Country Risk	✓			✓
Cybersecurity Risk	✓	✓	✓	✓
Depositary Receipts Risk	✓	✓		✓
Derivatives and Hedging Risk	✓	✓	✓	✓
Emerging Market Risk	✓	✓		✓
ESG Integration Risk	✓	✓	✓	✓
Fixed-Income and Debt Securities Risk			✓
Foreign Currency Risk	✓	✓	✓	✓
Forward Currency Contracts and Currency Hedging Risk	✓		✓	✓
Government Securities Risk			✓
Growth Investing Risk				✓
Hybrid Securities Risk			✓
Interest Rate Risk			✓
Issuer Risk	✓	✓	✓	✓
Large Cap Companies Risk	✓	✓		✓
Large Shareholder Risk	✓	✓	✓	✓
Limited Operating History Risk	✓	✓	✓	✓
Liquidity Risk	✓		✓	✓
Market Risk	✓	✓	✓	✓
Market Trading Risk	✓	✓	✓	✓
No Guarantee of Active Trading Market Risk	✓	✓	✓	✓
Non-Diversification Risk		✓	✓	✓
Non-U.S. Securities Risk	✓	✓	✓	✓
Operational Risk	✓	✓	✓	✓
Other Equity Securities Risk		✓
Preferred Securities Risk			✓
Repurchase Agreements Risk	✓	✓	✓	✓
Sector Risk	✓	✓
Securities Selection Risk	✓	✓	✓	✓
Small and Mid Cap Companies Risk	✓			✓
Thematic Investing Risk		✓
Trading Issues Risk	✓	✓	✓	✓
Underlying ETF Risk	✓	✓	✓
Value Investing Risk	✓			✓

	International Dynamic Equity ETF	Japanese Equity ETF	Listed Infrastructure ETF	Next Gen Technologies ETF
Authorized Participant Concentration Risk	✓	✓	✓	✓
Concentration Risk			✓	✓
Country Risk		✓
Cybersecurity Risk	✓	✓	✓	✓
Depositary Receipts Risk	✓		✓	✓
Derivatives and Hedging Risk	✓	✓	✓	✓
Emerging Market Risk	✓		✓	✓
ESG Integration Risk	✓	✓	✓	✓
Focused Investing Risk			✓
Foreign Currency Risk	✓	✓	✓	✓
Forward Currency Contracts and Currency Hedging Risk			✓
Issuer Risk	✓	✓	✓	✓
Large Cap Companies Risk	✓	✓	✓	✓
Large Shareholder Risk	✓	✓	✓	✓
Limited Operating History Risk	✓	✓	✓	✓
Market Risk	✓	✓	✓	✓
Market Trading Risk	✓	✓	✓	✓
Natural Resources Risk			✓
Next Generation Technologies Companies Risk				✓
No Guarantee of Active Trading Market Risk	✓	✓	✓	✓
Non-Diversification Risk		✓		✓
Non-U.S. Securities Risk	✓	✓	✓	✓
Operational Risk	✓	✓	✓	✓
Other Equity Securities Risk	✓	✓	✓	✓
Quantitative Model Risk	✓
Real Estate Investments and REITs Risk	✓
Repurchase Agreements Risk	✓	✓	✓	✓
Sector Risk	✓	✓
Securities Selection Risk	✓	✓	✓	✓
Small and Mid Cap Companies Risk	✓	✓		✓
Trading Issues Risk	✓	✓	✓	✓
Underlying ETF Risk	✓	✓	✓	✓
Value Investing Risk		✓	✓

	Non-Dollar Active Income ETF	US High Yield ETF	US Systematic Small Cap Equity ETF
Authorized Participant Concentration Risk	✓	✓	✓
Cash Transaction Risk	✓	✓
Country Risk			✓
Cybersecurity Risk	✓	✓	✓
Depositary Receipts Risk			✓
Derivatives and Hedging Risk	✓	✓	✓
Emerging Market Risk	✓		✓
ESG Integration Risk			✓
Fixed-Income and Debt Securities Risk	✓	✓
Foreign Currency Risk	✓		✓
Forward Currency Contracts and Currency Hedging Risk	✓
Government Securities Risk	✓	✓
High Portfolio Turnover Risk			✓
Interest Rate Risk	✓	✓
Issuer Risk	✓	✓	✓
Large Shareholder Risk	✓	✓	✓
Limited Operating History Risk	✓	✓	✓
Liquidity Risk	✓	✓
Market Risk	✓	✓	✓
Market Trading Risk	✓	✓	✓
No Guarantee of Active Trading Market Risk	✓	✓	✓
Non-Diversification Risk	✓
Non-U.S. Securities Risk	✓		✓
Operational Risk	✓	✓	✓
Other Equity Securities Risk			✓
Quantitative Model Risk			✓
Repurchase Agreements Risk	✓	✓	✓
Sector Risk			✓
Securities Selection Risk	✓	✓	✓
Small Cap Companies Risk			✓
Sovereign Debt Risk	✓
Structured Products Risk	✓
Trading Issues Risk	✓	✓	✓
Underlying ETF Risk	✓	✓	✓

Glossary—Investment Risks

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Portfolio. The Portfolio has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. The Portfolio has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Portfolio and no other authorized participant creates or redeems, Shares may trade at a discount to net asset value and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened for ETFs that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

Capital Securities Risk. The value of capital securities may decline in response to changes in legislation and regulations applicable to financial institutions and financial markets, increased competition, adverse changes in general or industry-specific economic conditions, or unfavorable interest rates.

Capital securities in particular are also subject to: the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event; the risk that coupon or distribution payments may be cancelled, deferred, or suspended at the issuer’s discretion or upon the occurrence of certain regulatory or financial conditions, without constituting an event of default; the risk that the principal amount may be written down to a lesser amount, including potentially to zero, or converted into equity, automatically upon the occurrence of a trigger event, independent of any liquidation or bankruptcy proceeding; the risk that such securities may be called by the issuer prior to maturity, or, if not called, may remain outstanding longer than expected, in each case affecting the security's value and the Portfolio's returns; and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk, and liquidity risk, and to equity investments, any of which could result in losses to the Portfolio. Changes to regulatory capital requirements or related supervisory guidance may affect the value, ranking, or terms of capital securities.

Cash Transaction Risk. To the extent the Portfolio sells Portfolio securities to meet some or all of a redemption request with cash, the Portfolio may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in kind. As a result, an investment in the Portfolio may be less tax-efficient than an investment in other ETFs. Other ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to raise cash to meet redemption requests. Because the Portfolio currently intends to effect all or a portion of redemptions, as applicable, for cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. If the Portfolio recognizes gain on these sales, this generally will cause the Portfolio to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. The Portfolio generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Portfolio level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF. Moreover, transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable transaction fees and taxes. Additionally, the Portfolio may incur additional brokerage costs related to buying and selling securities if it utilizes cash as part of a creation or redemption transaction than it would if the Portfolio had transacted entirely in-kind. The Portfolio imposes transaction fees to offset all or a part of the costs associated with utilizing cash as part of a creation or redemption transaction. To the extent that the transaction fees do not offset the costs associated with a cash transaction, the Portfolio performance may be negatively impacted.

Concentration Risk. The Portfolio will be concentrated (i.e., hold more than 25% of the value of the Portfolio’s assets) in securities of issuers having their principal business activities in a particular sector. As a result, the Portfolio would be expected to be affected by developments in that sector. See Sector Risk below for descriptions of particular market sectors.

Contingent Convertible Securities Risk. CoCos are hybrid securities, most commonly issued by foreign financial institutions (e.g., European banks), that are intended to either convert into equity or have their principal written down (including potentially to zero) upon the occurrence of certain “triggers.” When an issuer’s capital ratio falls below a specified trigger level, or in a regulator’s discretion depending on the regulator’s judgment about the issuer’s solvency prospects, a CoCo may be written down, written off or converted into an equity security. Due to the contingent write-down, write-off and conversion feature, CoCos may have substantially greater risk than other securities in times of financial stress. If the trigger level is breached, the issuer's decision to write down, write off or convert a CoCo may be outside its control, and the Portfolio may suffer a complete loss on an investment in CoCos with no chance of recovery even if the issuer remains in existence. The value of CoCos is unpredictable and may be influenced by many factors including, without limitation: the creditworthiness of the issuer and/or fluctuations in such issuer's applicable capital ratios; supply and demand for CoCos; general market conditions and available liquidity; and economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Country Risk. When a significant portion of a Portfolio’s assets are invested in a particular country, the Portfolio would be expected to be affected by political, regulatory, market, economic and social developments affecting that country.

India. The economy of India differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, interest rates, allocation of resources, capital reinvestment, the potential for nationalization or expropriation of assets and competition from low-cost issuers of other emerging economies in Asia, among others.

Issuers in India are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are issuers in more developed markets, and therefore all material information pertaining to Indian issuers may not be available or reliable. The laws in India relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the U.S. It may be more difficult to obtain or enforce a judgment in the courts in India than it is in the U.S. The Indian stock exchanges have in the past been subject to repeated temporary closures, broker defaults, and settlement delays, and there can be no certainty that this will not recur.

The securities markets in India are comparatively underdeveloped, and stockbrokers and other intermediaries may not perform as well as their counterparts in the U.S. and other more developed securities markets. The limited liquidity of the Indian securities markets may also affect the Portfolio’s ability to acquire or dispose of securities at the price and time that it desires. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. In addition, the Reserve Bank of India (“RBI”) has imposed limits on foreign ownership of Indian securities, which may decrease the liquidity of the Portfolio’s investments and result in extreme volatility in the prices of Indian securities. Further, certain Indian regulatory approvals, including approvals from the Securities and Exchange Board of India, the RBI, the central government and the tax authorities (to the extent that tax benefits need to be utilized), may be required before the Portfolio can make investments in the securities of Indian companies. Capital gains from Indian securities may be subject to local taxation.

In addition, the Indian economy could be adversely impacted by natural disasters, such as monsoons, tsunamis and earthquakes. The economy of India is developing and largely agrarian, and the agricultural sector is one of its most important components and therefore, India remains especially sensitive economically to such environmental disasters. Social and religious factors, and the status of India’s relations with other countries, may have an adverse effect on the Portfolio’s investments. For example, India has experienced civil unrest and hostilities with neighboring countries, including Pakistan, and the Indian government has confronted separatist movements in several Indian states. India has also experienced acts of terrorism that have targeted foreigners, which have had a negative impact on tourism, an important sector of the Indian economy. India has tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy and escalating tensions could impact the broader region.

The Indian government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. Accordingly, Indian government actions in the future could have a significant effect on the Indian economy, which could affect private sector companies, market conditions, and prices and yields of securities in the Portfolio. Large portions of many Indian companies remain in the hands of individuals and corporate governance standards of Indian issuers may be weaker and less transparent than in other securities markets, which may increase the risk of loss and unequal treatment of investors.

Japan. Over the last few decades, Japan’s economic growth rate had remained relatively low compared to that of its Asian neighbors and other major developed economies mainly due to deflation. The economy is characterized by an aging demographic, a declining population, a large government debt and a highly regulated labor market. Monetary and fiscal policies designed to stimulate economic growth in Japan have had limited success in the past prior to the current government. Overseas trade is important to Japan’s economy, although exports as a percentage of global domestic product is lower than other Asian countries and most developed countries. Japan has few natural resources and limited land area and is reliant on imports for its commodity needs. Fluctuations or shortages in relevant commodity markets could have a negative impact on Japan’s economy. The Japanese economy also faces several concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits. These issues may cause a slowdown of the Japanese economy. The Japanese economy also can be adversely affected by trade tariffs, other protectionist measures, competition from emerging economies, and the economic conditions of its trading partners.

Japan has a growing economic relationship with China and other Southeast Asian countries, and economic, political or social instability in those countries, whether resulting from country, regional or global events, could have an adverse effect on Japan’s economy. Japan’s relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns. Most recently, the Japanese government has shown concern over the increased nuclear and military activity by North Korea and China. Strained relations may cause uncertainty in the Japanese markets and adversely affect the overall Japanese economy, particularly in times of crisis. In addition, China has become an important trading partner with Japan. Japan’s political relationship with China, however, is strained and delicate. Should political tension increase, it could adversely affect the Japanese economy and destabilize the region as a whole.

The Japanese yen has fluctuated widely at times, and any increase in the yen’s value may cause a decline in Japan’s exports. The Japanese government has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen, and such intervention could cause the value of the yen to fluctuate sharply and unpredictably and could cause losses to investors.

Natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, could occur in Japan or surrounding areas and could negatively affect the Japanese economy, and, in turn, could negatively affect the value of the Portfolio. The specific risks of investing in Japan, certain of which are summarized in this section, could, individually or in the aggregate, adversely impact investments in Japan.

Cybersecurity Risk. The Portfolio and its service providers are susceptible to operational and information security and related risks of cybersecurity incidents. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Geopolitical tensions may increase the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing. Cybersecurity incidents affecting the Investment Manager, transfer agent or custodian or other service providers such as financial intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by impediments to the Portfolio’s investment trading; interference with the Portfolio’s ability to calculate its NAV; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Portfolio invests; counterparties with which the Portfolio engages in transactions; governmental and other regulatory authorities, exchange and other financial market operators; and banks, brokers, dealers, insurance companies and other financial institutions and other parties. There are inherent limitations in any cybersecurity risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

Depositary Receipts Risk. ADRs and similar depositary receipts typically will be subject to certain of the risks associated with direct investments in the securities of non-U.S. companies, because their values depend on the performance of the underlying non-U.S. securities. However, currency fluctuations will impact investments in depositary receipts differently than direct investments in non-U.S. dollar-denominated non-U.S. securities, because a depositary receipt will not appreciate in value solely as a result of appreciation in the currency in which the underlying non-U.S. dollar security is denominated. Certain countries may limit the ability to convert depositary receipts into the underlying non-U.S. securities and vice versa, which may cause the securities of the non-U.S. company to trade at a discount or premium to the market price of the related depositary receipt. The Portfolio may invest in depositary receipts through an unsponsored facility where the depositary issues the depositary receipts without an agreement with the company that issues the underlying securities. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of the depositary receipts with respect to the deposited securities. As a result, available information concerning the issuer may not be as current as for sponsored depositary receipts, and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer.

Derivatives and Hedging Risk. Derivatives and other similar transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Swap agreements; forward currency contracts; writing or purchasing over-the-counter options on securities (including options on interests in ETFs and ETNs, indexes and currencies; structured notes; and other over-the-counter derivatives transactions are subject to the risks of the creditworthiness of and default by the counterparty and consequently may lose all or a portion of their value due solely to the creditworthiness of or default by the counterparty. Over-the-counter derivatives frequently may be illiquid and difficult to value. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions, as well as the exchange-traded futures and options in which the Portfolio may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related reference asset, security or rate. As such, a small investment could have a potentially large impact on the Portfolio’s performance. Purchasing options will reduce returns by the amount of premiums paid for options that are not exercised. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even when entered into for hedging purposes, may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions. When the Portfolio enters into derivatives transactions, it may be required to post margin and make settlement payments while the positions are open, and the Portfolio may have to sell a security at a disadvantageous time or price to meet such obligations. Derivatives transactions also are subject to operational risk (including from documentation issues, settlement issues, systems failures, inadequate controls, and human error) and legal risk (including risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract).

Emerging Market Risk. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from limited reliable access to capital, extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries may be subject to manipulation and have historically been extremely volatile and less liquid than more developed markets, thus, the Portfolio may be unable to liquidate its positions in such securities at a favorable time or price. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include the lack of, or limitations on, regulatory oversight by U.S. or even local authorities; limited corporate governance standards; limited investor protections and less protection of property rights, including the limited availability of legal recourse; risk of loss resulting from problems in share registration, settlement or custody; uncertain political and economic policies; and the threat or imposition by a country of sanctions, foreign investment limitations and/or capital controls (including repatriation restrictions); nationalization of businesses. Differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could impede the availability of reliable information for the Investment Manager to evaluate and monitor local companies and impact the Portfolio’s performance. Significant devaluation of emerging market currencies against the U.S. dollar may occur subsequent to acquisition of investments denominated in emerging market currencies. Emerging market countries may also be more susceptible to fraud, corruption, and money laundering, which may result in negative commercial consequences in relation to the value, liquidity and tradability of investments in or related to those regions.

ESG Integration Risk. The ESG characteristics that may be evaluated as part of a Portfolio’s security selection and portfolio construction process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG characteristics are not the only factors that may be considered by the Investment Manager and as a result, the companies (or issuers) in which a Portfolio invests may not be issuers with favorable ESG characteristics or high ESG ratings. ESG characteristics may not be considered for each and every investment decision, and there is no guarantee that the integration of ESG characteristics will result in better performance. The incorporation of ESG considerations may also affect the Portfolio’s exposure to certain sectors and/or types of investments, and may adversely impact the Portfolio’s performance depending on whether such sectors or investments are in or out of favor in the market. As part of its security selection and portfolio construction processes, the Investment Manager may rely on third-party data that it believes to be reliable, but it does not guarantee the accuracy of such third-party data. ESG data from third-party data providers may be incomplete, inaccurate or unavailable, which may adversely affect the investment process. Moreover, ESG information, whether from an external and/or internal source, is, by nature and in many instances, based on a qualitative and subjective assessment. Investors can differ in their views of what constitutes positive or negative ESG characteristics. Moreover, the current lack of common standards may result in different approaches to integrating ESG considerations. As a result, the Portfolio may invest in companies that do not reflect the beliefs and values of any particular investor. The Investment Manager’s approach to incorporating ESG considerations may develop and change over time, both due to a refinement of investment decision-making processes to address ESG indicators and risks, and because of legal and regulatory developments.

Fixed-Income and Debt Securities Risk. The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect debt securities and, accordingly, will cause the value of the Portfolio’s investments in these securities to decline. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. When interest rates fall, the Portfolio’s investments in new securities may be at lower yields and may reduce the Portfolio’s income. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices. Interest rate policies of governments and central banks, including the Federal Reserve System, the central bank of the United States (the “Federal Reserve”), may adversely affect the value, volatility and liquidity of interest paying securities in particular. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, the Portfolio may be subject to a greater risk of principal decline from rising interest rates. Changing interest rates, including the current interest rate environment, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Portfolio performance. Conversely, a wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Other market developments can adversely affect fixed-income securities markets. For example, in the U.S., regulations and business practices have led some financial institutions to curtail their capacity to engage in trading (i.e., “market making”) activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets.

During periods of reduced market liquidity, the Portfolio may not be able to readily sell debt securities at prices at or near their perceived value. An unexpected increase in Portfolio redemption requests, including a single large request for a significant percentage of the Portfolio’s shares, which may be triggered by market turmoil or an increase in interest rates, could cause the Portfolio to sell its holdings at a loss or at undesirable prices and adversely affect the Portfolio’s share price and increase the Portfolio’s liquidity risk and/or Portfolio expenses. Economic and other developments can adversely affect debt securities markets.

The Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher rated investments. Credit risk is the risk that an issuer, guarantor or liquidity provider of a fixed-income security will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The prices of high yield securities can fall in response to negative news about the issuer or its industry, or the economy in general to a greater extent than those of higher rated securities. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some fixed-income securities may give the issuer the option to call, or redeem, the securities before their maturity. If securities held by the Portfolio are called during a time of declining interest rates (which is typically the case when issuers exercise options to call outstanding securities), the Portfolio may have to reinvest the proceeds in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

Adjustable rate securities provide the Portfolio with a certain degree of protection against rises in interest rates, although such securities will participate in any declines in interest rates as well. Certain adjustable rate securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. Certain fixed-income securities may be issued at a discount from their face value (such as zero coupon securities) or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of “original issue discount” previously accrued thereon, i.e., purchased at a “market discount.” The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of market discount together with original issue discount will cause the Portfolio to realize income prior to the receipt of cash payments with respect to these securities.

Structured notes are privately negotiated debt instruments where the principal and/or interest is determined by reference to a specified asset, market or rate, or the differential performance of two assets or markets. Structured notes can have risks of both debt securities and derivative transactions.

Focused Investing Risk. The NAV of the Portfolio may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

Foreign Currency Risk. Investments denominated in currencies other than U.S. dollars may experience a decline in value, in U.S. dollar terms, due solely to fluctuations in currency exchange rates. The Portfolio’s investments denominated in such currencies (particularly currencies of emerging markets countries), as well as any investments in currencies themselves, could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of currencies. Irrespective of any foreign currency exposure hedging, the Portfolio may experience a decline in the value of its portfolio securities, in U.S. dollar terms, due solely to fluctuations in currency exchange rates. Except as specifically stated for a Portfolio, the Investment Manager generally does not intend to actively hedge the Portfolio’s foreign currency exposure.

Forward Currency Contracts and Currency Hedging Risk. Forward currency contracts, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since forward currency contracts, like most derivative instruments, have a leverage component that provides investment exposure in excess of the amount invested. Forward currency contracts are subject to the risks of the creditworthiness of and default by the counterparty and consequently may lose all or a portion of their value due solely to the creditworthiness of or default by the counterparty. Forward currency contracts also may be illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the value of such contracts. Forward currency contracts are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related currencies. As such, a small investment could have a potentially large impact on the Portfolio’s performance. Forward currency contracts incur costs, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of forward currency contracts, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to accurately predict movements in currency exchange rates and, for hedging transactions, there may be imperfect correlations between movements in exchange rates that could cause the Portfolio to incur significant losses. Use of forward currency contracts, even if entered into for hedging purposes, may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

Government Securities Risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Portfolio does not apply to the market value of such security or to shares of the Portfolio itself. A security backed by the U.S. Treasury or the full faith and credit of the

United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the U.S. Congress to increase the statutory debt ceiling. If the U.S. Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the U.S. government may default on payments on certain U.S. government securities, including those held by the Portfolio, which could have a material negative impact on the Portfolio. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

Growth Investing Risk. Growth investments are believed by the Investment Manager to have the potential for growth, but may not realize such perceived potential for extended periods of time or may never realize such perceived growth potential. Such stocks may be more volatile than other stocks because they can be more sensitive to investor perceptions of the issuing company’s growth potential. These stocks may respond differently to market and other developments than other types of stocks.

High Portfolio Turnover Risk. The Portfolio’s investment strategies may involve high portfolio turnover (such as 100% or more). A portfolio turnover rate of 100%, for example, is equivalent to the Portfolio buying and selling all of its securities once during the course of the year. A high portfolio turnover rate could result in high transaction costs and an increase in taxable capital gains distributions to the Portfolio’s shareholders, which will reduce returns to shareholders.

Hybrid Securities Risk. Hybrid Securities are subordinated debt securities. The claims of holders of Hybrid Securities of an issuer are subordinated to those of holders of Senior debt securities in bankruptcy, and thus Hybrid Securities may be more volatile and subject to greater risk than traditional debt securities. Hybrid securities may not fully participate in gains of their issuer and thus potential returns of such securities are generally more limited than traditional equity securities, which would participate in such gains.

The terms of Hybrid Securities may vary substantially and the risks of a particular hybrid security will depend upon the terms of the instrument, but may include the credit risk of the issuer. Hybrid Securities also carry risk of non-payment of interest and loss of capital in certain circumstances. These securities are also exposed to potentially significant fluctuations in price if the issuer lacks capital or experiences difficulties. Many hybrid securities are subject to provisions permitting their issuers to omit or defer distributions under specified circumstances. Hybrid securities may also be more limited in their rights to participate in management decisions of an issuer (such as voting for the board of directors). Certain hybrid securities may also carry more liquidity risk than either publicly issued equity securities or debt securities, especially hybrid securities that are “customized” to meet the needs of particular investors, and therefore the number of investors willing and able to buy such investments in the secondary market may be small. Any of these features could cause a loss in market value of hybrid securities held by the Portfolio or otherwise adversely affect the Portfolio.

Interest Rate Risk. Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect debt securities and, accordingly, will cause the value of the Portfolio’s investments in these securities to decline. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. When interest rates fall, the Portfolio’s investments in new securities may be at lower yields and may reduce the Portfolio’s income. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices. Interest rate policies of governments and central banks, including the Federal Reserve System, the central bank of the United States (the “Federal Reserve”), may adversely affect the value, volatility and liquidity of interest paying securities in particular. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, the Portfolio may be subject to a greater risk of principal decline from rising interest rates. Changing interest rates, including the current interest rate environment, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Portfolio performance. Conversely, a wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Other market developments can adversely affect fixed-income securities markets. For example, in the U.S., regulations and business practices have led some financial institutions to curtail their capacity to engage in trading (i.e., “market making”) activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets.

During periods of reduced market liquidity, the Portfolio may not be able to readily sell debt securities at prices at or near their perceived value. An unexpected increase in Portfolio redemption requests, including a single large request for a significant percentage of the Portfolio’s shares, which may be triggered by market turmoil or an increase in interest rates, could cause the Portfolio to sell its holdings at a loss or at undesirable prices and adversely affect the Portfolio’s share price and increase the Portfolio’s liquidity risk and/or Portfolio expenses. Economic and other developments can adversely affect debt securities markets.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Large Cap Companies Risk. Investments in large cap companies may underperform other segments of the market when such other segments are in favor or because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Large Shareholder Risk. Certain shareholders, including other funds advised by the Investment Manager, may from time to time own a substantial amount of the Portfolio’s shares. In addition, a third party investor, the Investment Manager or an affiliate of the Investment Manager, an Authorized Participant, a market maker, or another entity may invest in the Portfolio and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem or sell its investment. Redemptions of a large number of Portfolio shares could require the Portfolio to dispose of assets to meet the redemption requests, which can accelerate the realization of taxable income and/or capital gains and cause the Portfolio to make taxable distributions to its shareholders earlier than the Portfolio otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such year. In some circumstances, the Portfolio may hold a relatively large proportion of its assets in cash in anticipation of large redemptions (to the extent redemptions are effected in cash), diluting its investment returns. These large redemptions may also force the Portfolio to sell portfolio securities when it might not otherwise do so, which may negatively impact the Portfolio’s net asset value, increase the Portfolio’s brokerage costs and/or have a material effect on the market price of the Portfolio shares.

Limited Operating History Risk. The Portfolio has not commenced operations. As a result, prospective investors would not have a track record or history on which to base their investment decisions. In addition, until the Portfolio achieves a certain size, the performance of certain of its investments may disproportionately impact the performance of the Portfolio, which may be subject to heightened volatility. In addition, there can be no assurance that the Portfolio will grow to or maintain an economically viable size.

Liquidity Risk. The lack of a readily available market may limit the ability of the Portfolio to sell certain securities and other investments at the time and price it would like. The size of certain securities offerings of emerging markets issuers may be relatively smaller in size than offerings in more developed markets and, in some cases, the Portfolio, by itself or together with other Portfolios or other accounts managed by the Investment Manager, may hold a position in a security that is large relative to the typical trading volume for that security; these factors can make it difficult for the Portfolio to dispose of the position at the desired time or price.

Market Risk. The Portfolio may incur losses due to declines in one or more markets in which it invests. These declines may be the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s). To the extent that such developments impact specific industries, market sectors, countries or geographic regions, the Portfolio’s investments in such industries, market sectors, countries and/or geographic regions can be expected to be particularly affected, especially if such investments are a significant portion of its investment portfolio. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Policies of governments and central banks, such as the Federal Reserve, may impact not only markets in a specific country but also financial markets worldwide. Policy and legislative changes worldwide are affecting many aspects of financial regulation. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as war or military conflict, acts of terrorism, the spread of infectious illness or other public health issues, social unrest, natural disasters, extreme weather, other geological events, man-made disasters, supply chain disruptions, market manipulations, deflation, inflation, government defaults, government shutdowns, the imposition of sanctions or other similar measures, recessions or other events could have a significant negative impact on global economic and market conditions. For example, a public health or other emergency and aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting international and domestic travel, and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, may have severe negative impacts on markets worldwide. Additionally, general market conditions may affect the value of a Portfolio’s securities, including changes in interest rates, currency rates or monetary policies. Furthermore, the imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions), or the threat or potential of one or more such events or developments, could lead to price volatility and overall declines in the U.S. and global investment markets.

Market Trading Risk. The NAV of the Portfolio and the market price of your investment in Portfolio shares may fluctuate. Market prices of Portfolio shares may fluctuate, in some cases significantly, in response to the Portfolio’s NAV, the intraday value of the Portfolio’s holdings and supply and demand for shares. The Portfolio faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for shares. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may pay more for, or receive less than, the underlying value of the shares, respectively. The Investment Manager cannot predict whether shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the securities in the Portfolio trading individually or in the aggregate at any point in time. While the creation/redemption feature is designed to make it more likely that the Portfolio’s shares normally will trade on stock exchanges at prices close to the Portfolio’s next calculated NAV, exchange prices are not expected to correlate exactly with the Portfolio’s NAV due to timing reasons, supply and demand imbalances, perception of unreliability of disclosed NAV, and other factors. Any of these factors, among others, may result in shares trading at a significant premium or discount to NAV, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to NAV. During such periods, you may be unable to sell your shares or may incur significant losses if you sell your shares. Additionally, in stressed market conditions, the market for shares may become less liquid in response to deteriorating liquidity in the markets for the Portfolio’s underlying holdings. There are various methods by which investors can purchase and sell shares and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Portfolio.

An investor that buys or sells shares through a broker will likely incur a brokerage commission or other charge imposed by the broker. In addition, the market price of shares, like other exchange-traded securities, includes a “bid-ask spread” (the difference between the price at which investors are willing to buy shares and the price at which investors are willing to sell shares). The bid-ask spread will vary over time based on the Portfolio’s trading volume and market liquidity and may increase as a result of a decrease in the Portfolio’s trading volume, the spread of the Portfolio’s underlying securities, or market liquidity. The bid-ask spread may increase significantly in times of market disruption, meaning that shares may trade at a discount to the Portfolio’s NAV and that discount is likely to be greatest during significant market volatility. During such periods, you may be unable to sell your shares or may incur significant losses if you sell your shares. There may also be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Portfolio shares, frequent trading may detract significantly from investment results and an investment in Portfolio shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.

Shares of the Portfolio, like other publicly-traded securities, may be sold short. Shares are therefore subject to the risk of price decreases and increased volatility associated with being sold short. In addition, trading activity in derivative products based on the Portfolio may lead to increased trading volume and volatility in the secondary market for the shares of the Portfolio.

Natural Resources Risk. Investments related to natural resources may be affected by numerous factors, including events occurring in nature, inflationary pressures and domestic and international politics. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups or military confrontations) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and other risks to which non-U.S. companies are subject also may affect U.S. companies if they have significant operations or investments in non-U.S. countries. In addition, interest rates, prices of raw materials and other commodities, international economic developments, energy conservation, tax and other government regulations (both U.S. and non-U.S.) may affect the supply of and demand for natural resources, which can affect the profitability and value of securities issued by companies in the natural resources category. Securities of companies within specific natural resources sub-categories can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions.

Next Generation Technologies Companies Risk. The risks of Next Generation Technologies Companies include, but are not limited to, small or limited markets for such securities, changes in business cycles, world economic growth, technological progress, rapid obsolescence and government regulation. Securities of Next Generation Technologies Companies, especially smaller, start-up companies, tend to be more volatile than securities of companies that do not rely heavily on technology. Rapid change to technologies that affect a company’s products could have a material adverse effect on such company’s operating results. Next Generation Technologies Companies may rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by these companies to protect their proprietary rights will be adequate to prevent the misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies’ technology. Next Generation Technologies Companies typically engage in significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful. Next Generation Technologies Companies are potential targets for cyberattacks, which can have a materially adverse impact on the performance of these companies. In addition, technology developed and/or utilized by Next Generation Technologies Companies could face increasing regulatory scrutiny in the future, which may limit the development of the technology and impede the growth of Next Generation Technologies Companies. Similarly, the collection of data from consumers and other sources could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. Next Generation Technologies Companies face increased risk from trade agreements between countries that develop these technologies and countries in which customers of these technologies are based. Lack of resolution or potential imposition of trade tariffs may hinder the companies’ ability to successfully deploy their inventories.

No Guarantee of Active Trading Market Risk. There can be no assurance that an active trading market for Portfolio shares will develop or be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in stressed market conditions because market makers and Authorized Participants may step away from making a market in the shares and in executing creation and redemption orders, which could cause a material deviation in the Portfolio’s market price and its underlying NAV.

Foreside Fund Services, LLC, the distributor of the shares, does not maintain a secondary market in the shares. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those Authorized Participants creating and redeeming directly with the Portfolio.

Decisions by market makers or Authorized Participants to reduce their role or “step away” from these activities in stressed market conditions could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the Portfolio securities and the Portfolio’s market price. This reduced effectiveness could result in Portfolio shares trading at a price which differs materially from NAV and also in greater than normal intraday bid/ask spreads for Portfolio shares.

Non-Diversification Risk. The Portfolio’s NAV may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

Non-U.S. Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-U.S. countries and companies in which the Portfolio invests. Non-U.S. securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. Non-U.S. securities may also subject the Portfolio’s investments to changes in currency rates, which can make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Non-U.S. securities may be subject to economic sanctions or other governmental actions or developments, exchange controls (including repatriation restrictions), confiscations, or problems related to share registration, trade settlement or asset custody, which could, among other things, effectively restrict or eliminate the Portfolio’s ability to purchase or sell certain foreign securities. To the extent the Portfolio holds securities subject to such actions, the securities may become difficult to value and/or less liquid (or illiquid). In some cases, the securities may become worthless. In addition, as a result of trade restrictions (including tariffs) and other similar governmental actions or developments, the Portfolio may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. Additionally, certain non-U.S. markets may rely heavily on particular industries and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect the Portfolio’s foreign holdings or exposures.

There are ongoing concerns regarding the economies of certain European countries and/or their sovereign debt following the withdrawal of the United Kingdom from the European Union (known as “Brexit”). Any additional exits from the European Union, or the possibility of such exits, may have a significant impact on European and global economies, which may result in increased volatility and illiquidity, new legal and regulatory uncertainties and potentially lower economic growth.

Operational Risk. The Portfolio is exposed to operational risk arising from a number of factors, including human error, natural disaster, acts of war or terrorism, pandemics, governmental actions, processing and communication errors, errors of the Portfolio’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures.

Other Equity Securities Risk. Preferred stock is subject to credit and interest rate risk and the risk that the dividend on the stock may be changed or omitted by the issuer and, unlike common stock, participation in the growth of an issuer may be limited. The market value of a convertible security tends to perform like that of a regular debt security so that, if market interest rates rise, the value of the convertible security falls. Investments in rights and warrants involve certain risks including the possible lack of a liquid market for resale, price fluctuations and the failure of the price of the underlying security to reach a level at which the right or warrant can be prudently exercised, in which case the right or warrant may expire without being exercised and result in a loss of the Portfolio’s entire investment.

Preferred Securities Risk. There are various risks associated with investing in preferred securities, including credit risk; interest rate risk; deferral and omission of distributions; subordination; call and reinvestment risk; limited liquidity; limited voting rights and special issuer redemption rights. In addition, unlike common stock, participation in the growth of an issuer may be limited.

• Credit risk is the risk that a security held by the Portfolio will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status.

• Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. Securities with longer periods before maturity or effective durations may be more sensitive to interest rate changes.

• Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer.

• Preferred securities are generally subordinated to bonds and other debt instruments in an issuer’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

• During periods of declining interest rates, an issuer may be able to exercise an option to call, or redeem, its issue at par earlier than the scheduled maturity, which is generally known as call risk. If this occurs during a time of lower or declining interest rates, the Portfolio may have to reinvest the proceeds in lower yielding securities (and the Portfolio may not benefit from any increase in the value of its portfolio holdings as a result of declining interest rates). This is known as reinvestment risk.

• Certain preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Portfolio or at prices approximating the value at which the Portfolio is carrying the securities on its books.

• Generally, traditional preferred securities offer no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. Hybrid-preferred security holders generally have no voting rights.

• In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in U.S. federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Portfolio

Repurchase Agreements Risk. The Portfolio may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed upon time and price. This is intended to insulate the Portfolio from changes in the market value of the security during the repurchase period. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts provide that the purchaser receives any interest on the security paid during the period. Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. If the seller or guarantor becomes insolvent, the Portfolio may suffer delays, costs and possible losses in connection with the disposition of collateral.

Quantitative Model Risk. The success of a Portfolio’s investment strategy may depend largely upon the effectiveness of the Investment Manager’s quantitative model. A quantitative model, such as the risk and other models used by the Investment Manager requires adherence to a systematic, disciplined process. The Investment Manager’s ability to monitor and, if necessary, adjust its quantitative model could be adversely affected by various factors, including incorrect or outdated market and other data inputs. Factors that affect a security’s value can change over time, and these changes may not be reflected in the quantitative model. In addition, the factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value.

Real Estate Investments and REITs Risk. The Portfolio’s investments in real estate investments, including REITs, could lose money due to the performance of real estate-related securities even if securities markets generally are experiencing positive results. The performance of these investments may be determined to a great extent by the current status of the real estate industry in general, or by other factors (such as interest rates and the availability of loan capital) that may affect the real estate industry, even if other industries would not be so affected. Consequently, investments in real estate investments could lead to investment results that may be significantly different from investments in other real assets categories or investments in the broader securities markets. The risks related to investments in real estate investments include, but are not limited to: adverse changes in general economic and local market conditions; adverse developments in employment; changes in supply or demand for similar or competing properties; unfavorable changes in applicable taxes, governmental regulations and interest rates; operating or development expenses; and lack of available financing.

Due to certain special considerations that apply to REITs, investments in REITs may carry additional risks not necessarily present in investments in other securities. REIT securities (including those trading on national exchanges) typically have trading volumes that are less than those of securities of other types of companies, which may affect the Portfolio’s ability to trade or liquidate those securities. An investment in a REIT may be adversely affected if the REIT fails to comply with applicable laws and regulations, including failing to qualify as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”). Failure to qualify with any of these requirements could jeopardize a company’s status as a REIT. The Portfolio generally will have no control over the operations and policies of a REIT, and the Portfolio generally will have no ability to cause a REIT to take the actions necessary to qualify as a REIT.

Repurchase Agreements Risk. The Portfolio may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed upon time and price. This is intended to insulate the Portfolio from changes in the market value of the security during the repurchase period. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts provide that the purchaser receives any interest on the security paid during the period. Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. If the seller or guarantor becomes insolvent, the Portfolio may suffer delays, costs and possible losses in connection with the disposition of collateral.

Sector Risk. When a significant portion of a Portfolio’s assets are invested in a particular market sector, the Portfolio would be expected to be affected by developments in that sector.

Financials. Companies in the financials sector can be significantly affected by, among other things: government regulation; changes in interest rates and/or monetary policy and general economic conditions; the availability and cost of capital; capital requirements; decreased liquidity in credit markets; and the rate of defaults on corporate, consumer and government debt. Deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including the U.S. and international credit and interbank markets generally, which could affect a wide range of financial institutions and markets. In addition, companies in the financials sector are often more highly leveraged than other companies, making them inherently riskier.

Industrials. Companies in the industrials sector can be significantly affected by, among other things: supply and demand for products and services, product obsolescence, government regulation, changes in commodity prices, claims for environmental damage and product liability and imposition of import controls.

Infrastructure Companies. Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of an economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel and other natural resources at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies also face operating risks, including the risk of fire, explosions, leaks, mining and drilling accidents or other catastrophic events. Changes in law or regulations or general changes in market sentiment towards infrastructure assets may be difficult to predict or respond to, which may adversely affect the operations of infrastructure companies. Certain infrastructure companies may operate in limited areas, have few sources of revenue or face intense competition.

Infrastructure companies also may be affected by or subject to:

• regulation by various government authorities, including rate regulation and import controls;

• service interruption due to environmental, operational or other mishaps;

• the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards;

• difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets;

• inexperience with and potential losses resulting from a developing deregulatory environment; and

• technological innovations that may render existing plants, equipment or products obsolete.

Other factors that may affect the operations of infrastructure companies include significant changes to the number of ultimate end-users of a company’s products, increased susceptibility to terrorist acts or political actions, risk that corruption may negatively affect publicly funded infrastructure projects resulting in delays and cost overruns, and risks of environmental damage due to a company’s operations.

Information Technology. Information technology companies generally operate in intensely competitive markets on a worldwide basis. This level of competition can put pressure on the prices of their products and services which could adversely affect their profitability. Also, because technological development in many areas increases at a rapid rate, these companies often produce products with very short life cycles and face the risk of product obsolescence. Other risks include changes in consumer preferences, competition for qualified personnel, the effects of economic slowdowns, dependence on intellectual property rights and the impact of government regulation or scrutiny. Information technology companies may face unexpected risks and costs associated with technological developments, such as artificial intelligence and machine learning. Failure to introduce new products, develop and maintain a loyal customer base, or achieve general market acceptance for their products could have a material adverse effect on a company’s business.

Securities Selection Risk. Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Small Cap Companies Risk. Small cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Sovereign Debt Risk. Investments in non-U.S. sovereign debt obligations create exposure to the direct or indirect consequences of political, social or economic conditions and events in the countries that issue the obligations and involve special risks not present in investments in U.S. government debt or debt of corporate issuers. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of U.S. government debt or debt of corporate issuers and there may be limited secondary market liquidity. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Portfolio may have limited recourse in the event of a default. For example, there may be no bankruptcy or similar proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign debt risk is increased for emerging market issuers, and certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness. Certain emerging markets countries have declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debt obligor’s ability or willingness to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the size of the debt service burden to its economy as a whole, the political constraints to which the debtor may be subject and other political or diplomatic considerations. Certain issuers of sovereign debt may be dependent on disbursements from governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. Such disbursements may be conditioned upon the debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. A failure on the part of the debtor to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the debtor, which may impair the debtor’s ability or willingness to service its debts on a timely basis.

Structured Products Risk. Structured notes and other structured products are privately negotiated debt instruments where the principal and/or interest is determined by reference to a specified asset, market or rate, or the differential performance of two assets or markets. Structured products can have risks of both fixed income securities and derivatives transactions (described above).

Thematic Investing Risk. The Portfolio’s thematic investment strategy limits the universe of investment opportunities available to the Portfolio and will affect the Portfolio’s exposure to certain companies, sectors, regions and countries, which may result in the Portfolio forgoing opportunities to buy or sell certain securities when it might otherwise be advantageous to do so. Adhering to the Portfolio’s thematic investment strategy may also affect the Portfolio’s performance relative to similar funds that do not seek to invest in companies exposed to the themes/trends identified by the Investment Manager.

There is no guarantee that the Investment Manager’s views, security selection criteria or investment judgment will reflect the beliefs or values of any particular investor or that companies in which the Portfolio invests will benefit from the global long-term market themes/trends the Investment Manager identifies. When assessing whether an issuer meets the Portfolio’s investment strategy and criteria, the Investment Manager may rely on third-party data that it believes to be reliable, but it does not guarantee the accuracy of such third-party data. Certain investments may be dependent on U.S. and foreign government policies, including tax incentives and subsidies, which may change without notice. The Portfolio’s thematic investment strategy and criteria may be changed without shareholder approval.

Trading Issues Risk. Trading in Portfolio shares may be halted due to market conditions or for reasons that, in the view of the listing exchange, make trading in shares on the listing exchange inadvisable. In addition, trading in shares on the listing exchange is subject to trading halts caused by extraordinary market volatility pursuant to the listing exchange “circuit breaker” rules. In the event of a trading halt or unanticipated early closing of the listing exchange, a shareholder may be unable to purchase or sell shares of the Portfolio. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of the Portfolio will continue to be met or will remain unchanged.

Underlying ETF Risk. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to NAV. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The Portfolio may incur brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF’s fees and expenses, which are passed through to ETF shareholders. Fees and expenses incurred by an ETF may include trading costs, operating expenses, licensing fees, trustee fees and marketing expenses. With a passive index ETF, these costs may contribute to the ETF not fully matching the performance of the index it is designed to track.

Value Investing Risk. Value investments are believed by the Investment Manager to be undervalued, but may not realize their perceived value for extended periods of time or may never realize their perceived value. These stocks may respond differently to market and other developments than other types of stocks.

Tax-Advantaged Product Structure

Unlike many conventional mutual funds which are only bought and sold at closing NAV, the shares of the Portfolios have been designed to be tradable in a secondary market on an intra-day basis and to be created and redeemed, principally in-kind (though shares of the Portfolio may be created and redeemed partially or primarily in cash, such as Lazard Emerging Markets Opportunities ETF, Lazard Hybrid Financial Income ETF, Lazard Non-Dollar Active Income ETF and

Lazard US High Yield ETF, whose shares are created and redeemed partially in cash, and Lazard India Equity Opportunities ETF, whose shares are created and redeemed primarily in cash), in Creation Units at each day’s market close. These in-kind arrangements are designed to mitigate the adverse effects on a Portfolio’s holdings that could arise from frequent cash purchase and redemption transactions that affect the NAV of the Portfolio. Moreover, in contrast to conventional mutual funds, where frequent redemptions can have an adverse tax impact on taxable shareholders because of the need to sell portfolio securities which, in turn, may generate taxable gain, the in-kind redemption mechanism of each Portfolio, to the extent used, generally is not expected to lead to a tax event for shareholders whose Shares are not being redeemed.

Lazard Active ETF Trust Fund Management

Investment Manager

Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, serves as the Investment Manager of each Portfolio. The Investment Manager provides day-to-day management of each Portfolio’s investments and assists in the overall management of the Trust’s affairs. The Investment Manager and its global affiliates provide investment management services to client discretionary and non-discretionary accounts with assets totaling approximately $284.7 billion as of June 30, 2026. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of several of the Portfolios.

The Trust has agreed to pay the Investment Manager an investment management fee at the annual rate set forth below as a percentage of the relevant Portfolio’s average daily net assets. The investment management fees are accrued daily and paid monthly. For the fiscal year ended December 31, 2025, the Investment Manager waived all or a portion of its management fees with respect to certain Portfolios (or their respective predecessor portfolios, as applicable), which resulted in such Portfolios paying the Investment Manager an investment management fee at the effective annual rate set forth below as a percentage of the relevant Portfolio’s average daily net assets.

Name of Portfolio	Investment Management Fee Rate	Effective Annual Rate of Investment Management Fee Paid
Emerging Markets Opportunities ETF	.74%	.67%
Equity Megatrends ETF	.60%	.50%
Hybrid Financial Income ETF*	.60%	N/A
International Dynamic Equity ETF	.40%	.38%
India Equity Opportunities ETF*	.74%	N/A
Japanese Equity ETF	.60%	.60%
Listed Infrastructure ETF	.96%	.96%
Next Gen Technologies ETF	.60%	.50%
Non-Dollar Active Income ETF*	.50%	N/A
US High Yield ETF*	.39%	.34%
US Systematic Small Cap ETF	.60%	.38%

*  The Portfolio had not commenced investment operations as of December 31, 2025. Lazard US High Yield ETF’s predecessor portfolio, Lazard US High Yield Portfolio, a series of The Lazard Funds, Inc., pays an investment management fee at the annual rate of .55% of the value of its daily net assets, accrued daily and paid monthly. The Lazard US High Yield Portfolio’s effective management fee for the fiscal year ended December 31, 2025 was .34%.

Pursuant to a contractual agreement with each Portfolio (the “Management Agreement”), the Investment Manager is responsible for all expenses of each Portfolio, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payment under the Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Notwithstanding the foregoing, until May 1, 2027 (or the Portfolio’s first year of operations, if longer), the Investment Manager has agreed to pay a portion of each Portfolio’s offering costs so that offering costs borne by the Portfolio do not amount to .01% of its average net assets. In addition to the management fee waivers described above, the Investment Manager may waive an additional portion of its management fee, including fees earned as the Investment Manager to any of the affiliated funds in which the Portfolio invests, from time to time, and may discontinue or modify any such waivers in the future, consistent with the terms of any fee waiver arrangements that may be in place.

A discussion regarding the basis for the approval of the Management Agreement with respect to each Portfolio (except Lazard Emerging Markets Opportunities ETF, Lazard Hybrid Financial Income ETF, Lazard India Equity Opportunities ETF, Lazard Listed Infrastructure ETF, Lazard Non-Dollar Active Income ETF, Lazard US High Yield ETF and Lazard US Systematic Small Cap ETF) is available in the Trust’s Form N-CSR filing for the period ended June 30, 2025. A discussion regarding the basis for the approval of the Management Agreement with respect to Lazard Emerging Markets Opportunities ETF, Lazard Listed Infrastructure ETF and Lazard US Systematic Small Cap ETF is available in the Trust’s Form N-CSR filing for the year ended December 31, 2025. A discussion regarding the basis for the approval of the Management Agreement with respect to Lazard Hybrid Financial Income ETF, Lazard India Equity Opportunities ETF,

Lazard Non-Dollar Active Income ETF and Lazard US High Yield ETF will be available in the Trust’s Form N-CSR filing for the semi-annual period in which the Portfolio commences investment operations.

Portfolio Management

The Investment Manager manages the Portfolios on a team basis. The team is involved in all levels of the investment process. This team approach allows for every portfolio manager to benefit from the views of his or her peers. Each portfolio management team is comprised of multiple team members. Although their roles and the contributions they make may differ, each member of the team participates in the management of the respective Portfolio. Members of each portfolio management team discuss the portfolio, including making investment recommendations, overall portfolio composition, and the like. Research analysts perform fundamental research on issuers (based on, for example, sectors or geographic regions) in which the Portfolio may invest. In rendering investment advisory services to the Portfolios, the Investment Manager uses the portfolio management, research and other resources of a foreign (non-U.S.) affiliate of the Investment Manager and may provide services to the Portfolios through a “participating affiliate” arrangement, as that term is used in relief granted by the staff of the SEC. Under this relief, U.S. registered investment advisers are allowed to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser.

The names of the persons on each Portfolio’s management team (along with the year they joined the Portfolio’s management team) are as follows:

Emerging Markets Opportunities ETF—Rohit Chopra, Thomas Boyle and James Donald (each since inception in 2025). Mr. Chopra (since 2023) and Mr. Boyle (since 2013) managed the Portfolio’s predecessor portfolio prior to its reorganization into an ETF.

Equity Megatrends ETF—Nicholas Bratt, John King, Sarbjit Nahal and Steve Wreford (each since inception in 2025)

Hybrid Financial Income ETF—François Lavier, Alexis Lautrette and John R. Senesac, Jr.* (since inception in 2026)

India Equity Opportunities ETF— Rohit Chopra and Thomas Boyle (each since inception in 2026)

International Dynamic Equity ETF—Paul Moghtader, Peter Kashanek, Alex Lai and Kurt Livermore (each since inception in 2025). Mr. Moghtader (since 2015), Mr. Kashanek (since 2024), Mr. Lai (since 2019) and Mr. Livermore (since 2024) managed the Portfolio’s predecessor portfolio prior to its reorganization into an ETF.

Japanese Equity ETF—June-Yon Kim, Scott R. Anderson and Matthew R. Bills (each since inception in 2025)

Listed Infrastructure ETF—Bertrand Cliquet, Matthew Landy, John Mulquiney and Warryn Robertson (each since inception in 2025)

Next Gen Technologies ETF—Tjeert Keijzer, Ario Kishida and Celine Woo (each since inception in 2025)

Non-Dollar Active Income ETF—Alex Kozhemiakin, Denise S. Simon and Aristotel Kondili (each since inception in 2026)

US High Yield ETF—Gordon McKemie and John R. Senesac, Jr. (each since inception in 2026). Mr. McKemie (since 2026) and Mr. Senesac (since 2024) managed the Portfolio’s predecessor portfolio prior to its reorganization into an ETF.

US Systematic Small Cap Equity ETF—Oren Shiran and Stefan T. Tang (each since inception in 2025). Messrs. Shiran and Tang (each since 2021) each managed the Portfolio’s predecessor portfolio prior to its reorganization into an ETF.

* With regard to Lazard Hybrid Financial Income ETF, Mr. Senesac is responsible for creation and redemption transactions with Authorized Participants, but is not responsible for day-to-day management of the Portfolio.

Biographical Information of Portfolio Management Team

Scott R. Anderson, a Director of Lazard Japan Asset Management K.K., is a portfolio manager/analyst on the Investment Manager’s Japanese Equity team. He began working in the investment field in 1998. Prior to joining the Investment Manager in 2016, Mr. Anderson was the head of Japanese equity research for Russell Investments. Mr. Anderson is a Chartered Financial Analyst (“CFA”) Charterholder.

Matthew R. Bills, a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Japanese Equity team. He began working in the investment field in 1998. Prior to joining the Investment Manager in 2005, Mr. Bills was Hedge Fund Manager for Deutsche Trust Bank.

Thomas Boyle, a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Emerging Markets Core Equity team, focusing primarily on emerging markets investments within Latin America. Prior to joining the Investment Manager in 2010, Mr. Boyle spent 11 years with Deutsche Asset Management, providing expertise in the areas of bottom-up research, portfolio construction and client service for their Emerging Markets and Latin America Equity institutional and retail strategies.

Nicholas Bratt, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Global Thematic Equity team. He began working in the investment field in 1973. Prior to joining the Investment Manager in 2003, Mr. Bratt was a Director of Global Products, Head of International Portfolio Management, Head of the Global Equity Group and Global Chief Investment Officer with Scudder/Deutsche Asset Management.

Rohit Chopra, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Emerging Markets Equity and Emerging Markets Core Equity teams, focusing on consumer and telecommunications research and analysis. He began working in the investment field in 1996. Prior to joining the Investment Manager in 1999, Mr. Chopra was with Financial Resources Group, Deutsche Bank and Morgan Stanley.

Bertrand Cliquet is a portfolio manager/analyst on the Investment Manager’s Global Listed Infrastructure and Global Equity Franchise teams. Prior to joining the Investment Manager in 2004, Mr. Cliquet was a utility analyst at Goldman Sachs International in London, and a merger and acquisition analyst at Deutsche Bank. He has been working in the investment field since 1999.

James Donald, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Emerging Markets Equity team and Head of the Emerging Markets Group. Prior to joining the Investment Manager in 1996, Mr. Donald was a portfolio manager with Mercury Asset Management. Mr. Donald is a CFA Charterholder.

Peter Kashanek, a Director of the Investment Manager, is a portfolio manager/analyst on various of the Investment Manager’s Equity Advantage teams. Prior to joining the Investment Manager in 2007, he was a Principal and a Portfolio Manager in the Global Active Equity group at SSGA. Mr. Kashanek began working in the investment field in 1994.

Tjeert Keijzer, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Global Robotics and Automation team. He began working in the investment field in 2003. Prior to joining the Investment Manager in 2011, Mr. Keijzer was a portfolio manager and quantitative analyst with ING Investment Management, ABN AMRO and AEGON Asset Management. He is a CFA Charterholder.

June-Yon Kim, a Managing Director of Lazard Japan Asset Management K.K., is a portfolio manager/analyst on and Head of the Investment Manager’s Japanese Equity team. He began working in the investment field in 1996. Prior to joining the Investment Manager in August 2019, Mr. Kim served as Chief Investment Officer and Co-Portfolio Manager of a Japan-focused long/short fund at Azabu Value Fund.

John King, a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Global Thematic Equity team. He began working in the investment field in 2004. Prior to joining the Investment Manager in 2013, Mr. King was a Vice President on the Special Situations Desk at Bank of America Merrill Lynch.

Ario Kishida, a Managing Director of Lazard Japan Asset Management K.K., is a portfolio manager/analyst on the Investment Manager’s Global Robotics and Automation team. He began working in the investment field in 1989. Prior to joining the Investment Manager in 2011, Mr. Kishida was the Chief Analyst at Mizuho Trust & Banking as well as covering the Japanese TMT sector.

Aristotel Kondili, a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Emerging Markets Debt team. He began working in the investment field in 2001 upon joining Lazard. Previously, Aristotel worked at PortfolioPR, an investor relations/public relations firm.

Alex Kozhemiakin, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Emerging Markets Debt team. He began working in the investment industry in 1997. Prior to joining Lazard in 2026, Alex served as the Head of Emerging Markets Debt at Macquarie Asset Management. His career spans more than 25 years in the asset class, including senior investment and leadership roles at Standish, Putnam Investments, and Citicorp. He is a Chartered Financial Analyst (“CFA”) charterholder.

Alex Lai, a Managing Director of the Investment Manager, is a portfolio manager/analyst on various of the Investment Manager’s Equity Advantage teams. Prior to joining the Investment Manager in 2008, he was a Vice President and Quantitative Portfolio Manager in the Global Active Equity group at SSGA. Mr. Lai began working in the investment field in 2002 and is a CFA Charterholder.

Matthew Landy is a portfolio manager/analyst on the Investment Manager’s Global Listed Infrastructure and Global Equity Franchise teams. Prior to joining the Investment Manager in 2005, Mr. Landy worked in the private equity industry where he was involved in early stage venture capital in Europe and management buy-out investing in Australia. Previously he was an Equity Analyst with Tyndall Investment Management.

Alexis Lautrette, a Director of Lazard Frères Gestion (“LFG”), is a portfolio manager/analyst on the Investment Manager’s Fixed Income team. Prior to joining LFG in 2018, he worked as a financial engineer and portfolio manager at Financière de la Cité, specializing in subordinated financial and corporate debts. He is also a qualified Actuary member of the French Institute of Actuaries.

François Lavier, a Managing Director of Lazard Frères Gestion (“LFG”), is a portfolio manager/analyst on the Investment Manager’s Fixed Income team. Prior to joining LFG in 2008, his responsibilities at Groupe OFI included head of credit analysis (2004-2008), head of internal control (2002-2003), and head of risk control for proprietary activities (1998-2001). He is a CFA charterholder.

Kurt Livermore, a Director of the Investment Manager, is a portfolio manager/analyst on various of the Investment Manager’s Equity Advantage teams. Prior to joining the Investment Manager in 2023, he was a senior quantitative equity Portfolio Manager with Acadian Asset Management. Mr. Livermore began working in the investment field in 1997 and is a CFA Charterholder.

Gordon McKemie, a Managing Director and Head of Leveraged Loans and High Yield, is a portfolio manager/analyst on the Investment Manager's Fixed Income team. He began working in the investment field in 2007. Prior to joining Lazard in 2026, he was a Managing Director and Portfolio Manager within the Liquid Credit Strategies group at Blackstone Credit & Insurance. Previously, he held various roles at Citigroup, Barclays Capital, and Lehman Brothers. He is a CFA charterholder.

Paul Moghtader, a Managing Director of the Investment Manager, is a portfolio manager/analyst on various of the Investment Manager’s Equity Advantage teams. Prior to joining the Investment Manager in 2007, he was Head of the Global Active Equity Group and a Senior Portfolio Manager at SSGA. Mr. Moghtader began his career at Dain Bosworth as a research assistant when he began working in the investment field in 1992. He is a CFA Charterholder.

John Mulquiney is a portfolio manager/analyst on the Investment Manager’s Global Listed Infrastructure and Global Equity Franchise teams. Prior to joining the Investment Manager in August 2005, Mr. Mulquiney worked at Tyndall Australia and in the Asset and Infrastructure Group at Macquarie Bank, where he undertook transactions and developed valuation models for airports, electricity generators, rail projects and health infrastructure. Mr. Mulquiney is a CFA Charterholder.

Sarbjit Nahal, a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Global Thematic Equity team. He began working in the investment field in 1998. Prior to joining the Investment Manager in 2024, Mr. Nahal was Partner, Head of Strategy and Portfolio Manager at Signal Capital Partners.

Warryn Robertson is a portfolio manager/analyst on the Investment Manager’s Global Listed Infrastructure and Global Equity Franchise teams. Prior to joining the Investment Manager in April 2001, Mr. Robertson spent three years with Capital Partners, an independent advisory house, where he was an associate director developing business valuations for infrastructure assets and other alternative equity investments including airports, toll roads, timber plantations, power stations and coal mines. Mr. Robertson is a member of the Securities Institute of Australia and the Institute of Chartered Accountants.

John R. Senesac, Jr., a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Fixed Income team. Prior to joining the Investment Manager in 2000, Mr. Senesac was associated with Alliance Capital/Regent Investor Services and Trenwick America Reinsurance Corporation. Mr. Senesac is a CFA Charterholder.

Oren Shiran, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Baylight team, responsible for managing various U.S. Equity strategies. He began working in the investment field in 2005. Prior to joining the Investment Manager in 2019, Mr. Shiran was a co-founder and managing partner with Baylight Capital, LLC (“Baylight Capital”).

Denise S. Simon, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Emerging Markets Debt team. She began working in the investment field in 1986 and has been investing in Emerging Market Debt for over twenty years. Prior to joining Lazard in 2010, Denise was with HSBC Asset Management (formerly Halbis) where she was a Managing Director and Portfolio Manager for three global emerging markets strategies. Prior to HSBC, she was a Partner and senior portfolio manager at The Atlantic Advisors (acquired by HSBC in 2005).

Stefan T. Tang, a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Baylight team, responsible for managing various U.S. Equity strategies. He began working in the investment field in 2005. Prior to joining the Investment Manager in 2019, Mr. Tang was a co-founder and managing partner with Baylight Capital.

Celine Woo, a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Global Robotics and Automation team. She began working in the investment field in 2004. Prior to joining the Investment Manager in 2010, Ms. Woo was a research analyst on Global Emerging Markets Equities strategy at Deutsche Asset Management.

Steve Wreford, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Global Thematic Equity team. He began working in the investment field in 1995. Prior to joining Lazard in 2010, Mr. Wreford was a Partner and Portfolio Manager with Hampstead Capital.

Additional information about the compensation and other accounts managed by members of the portfolio management team, as well as each team member’s ownership of shares of the relevant Portfolio(s), is contained in the Trust’s SAI.

Administrator and Custodian

State Street Bank and Trust Company (“State Street”), located at One Iron Street, Boston, Massachusetts 02210, serves as administrator for each Portfolio and acts as custodian of each Portfolio’s investments.

Transfer Agent

State Street also acts as the Trust’s transfer agent and dividend disbursing agent.

Distributor

Foreside Fund Services LLC (the “Distributor”), a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group) acts as distributor for the Trust’s shares.

Lazard Active ETF Trust Shareholder Information

Distribution of Portfolio Shares

The Distributor is the distributor of Creation Units of the Portfolio. The Distributor or its agent distributes Creation Units for the Portfolio on an agency basis. The Distributor does not maintain a secondary market in shares of the Portfolio. The Distributor has no role in determining the investment policies of the Portfolio or the securities that are purchased or sold by the Portfolio. The Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Net Asset Value

The NAV per share for each Portfolio is determined each day the New York Stock Exchange (the “NYSE”) is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Portfolio will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. The Portfolio values securities and other assets for which market quotations are readily available at market value. Securities and other assets for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees (the “Board”).

Calculation of NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable, such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-U.S. securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of U.S. securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The effect of using fair value pricing is that the NAV will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs. Non-U.S. securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

Book Entry

The Depository Trust Company (“DTC”) serves as securities depository for the shares. The shares may be held only in book-entry form; stock certificates will not be issued. DTC, or its nominee, is the record or registered owner of all outstanding shares. Beneficial ownership of shares will be shown on the records of DTC or its participants (described below). Beneficial owners of shares are not entitled to have shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) “DTC Participants,” i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) “Indirect Participants,” i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all shares for all purposes.

Buying and Selling Shares

Shares of the Portfolio may be acquired or redeemed directly from the Portfolio at NAV only in Creation Units or multiples thereof, as discussed in the “Creations and Redemptions” section of the Prospectus. Only an Authorized Participant (as defined in the “Creations and Redemptions” section below) may engage in creation or redemption transactions directly with the Portfolio. Once created, shares of the Portfolio generally trade in the secondary market in amounts less than a Creation Unit.

Shares of the Portfolio are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day at market price like shares of other publicly traded companies. However, there can be no guarantee that an active trading market will develop or be maintained, or that the Portfolio shares listing will continue or remain unchanged. The Trust does not impose any minimum investment for shares of the Portfolio purchased on an exchange. Buying or selling the Portfolio’s shares involves certain costs that apply to all securities transactions. When buying or selling shares of the Portfolio through a financial intermediary, you may incur a brokerage commission or other charges determined by your financial intermediary. Due to these brokerage costs, if any, frequent trading may detract significantly from investment returns. In addition, you may also incur the cost of the spread (the difference between the bid price and the ask price). The commission is frequently a fixed amount and may be a significant cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Portfolio based on its trading volume and market liquidity, and is generally less if the Portfolio has more trading volume and market liquidity and more if the Portfolio has less trading volume and market liquidity.

The shares of Lazard Emerging Markets Opportunities ETF, Lazard International Dynamic Equity ETF and Lazard Listed Infrastructure ETF are listed on NYSE Arca, Inc. (“NYSE Arca”) and shares of Lazard Equity Megatrends ETF, Lazard Japanese Equity ETF, Lazard Next Gen Technologies ETF and Lazard US Systematic Small Cap Equity ETF are listed on The NASDAQ Stock Market LLC (“NASDAQ”). Shares of Lazard India Equity Opportunities ETF and Lazard US High Yield ETF have been approved for listing on NYSE Arca. Shares of Lazard Hybrid Financial Income ETF and Lazard Non-Dollar Active Income ETF have been approved for listing on NASDAQ. NYSE Arca and NASDAQ are each referred to as an “Exchange” and collectively, the “Exchanges.” Each Exchange is open for trading Monday through Friday and is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

A “business day” with respect to the Portfolio is each day the Exchange and the Trust are open and includes any day that the Portfolio is required to be open under Section 22(e) of the 1940 Act. Orders from authorized participants to create or redeem Creation Units will only be accepted on a business day. On days when the Exchange closes earlier than normal, the Portfolio may require orders to create or redeem Creation Units to be placed earlier in the day. See the SAI for more information.

The Board has not adopted a policy of monitoring for frequent purchases and redemptions of Portfolio shares (“frequent trading”) that appear to attempt to take advantage of potential arbitrage opportunities presented by a lag between a change in the value of the portfolio securities after the close of the primary markets for the portfolio securities and the reflection of that change in the Portfolio’s NAV (“market timing”). The Trust believes this is appropriate because ETFs, such as the Portfolio, are intended to be attractive to arbitrageurs, as trading activity is critical to ensuring that the market price of Portfolio shares remains at or close to NAV. Since the Portfolio issues and redeems Creation Units at NAV plus applicable transaction fees, and the Portfolio’s shares may be purchased and sold on the Exchange at prevailing market prices, the risks of frequent trading are limited.

Section 12(d)(1) of the 1940 Act limits investments by registered investment companies and companies relying on Sections 3(c)(1) or 3(c)(7) of the 1940 Act in the securities of other investment companies. Registered investment companies are permitted to invest in the Portfolio beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions, including that such investment companies enter into an agreement with the Trust.

The Trust and the Distributor reserve the right to reject a creation order transmitted to it by the Trust’s transfer agent for any reason, provided that such action does not result in a suspension of sales of Creation Units in contravention of Rule 6c-11 and the SEC’s positions thereunder. For example, the Portfolio may reject or revoke acceptance of a creation order when: (a) the order is not in proper form; (b) the creator or creators, upon obtaining the shares, would own 80% or more of the currently outstanding shares of the Portfolio; (c) the Deposit Securities delivered are not as specified by the Administrator; (d) the acceptance of the portfolio deposit would, in the opinion of counsel, be unlawful; or (e) in the event that circumstances outside the control of the Trust, the Distributor and the Investment Manager make it for all practical purposes impossible to process creation orders.

Examples of such circumstances include, without limitation, acts of God or public service or utility problems such as earthquakes, fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; wars; civil or military disturbances, including acts of civil or military authority or governmental actions; terrorism;

sabotage; epidemics; riots; labor disputes; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Investment Manager, the Distributor, DTC, the NSCC or any other participant in the creation process, and similar extraordinary events. The Trust’s transfer agent will notify an Authorized Participant if an order is rejected. The Trust, the Trust’s custodian, any sub-custodian, the Distributor and the Trust’s transfer agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits to Authorized Participants nor shall any of them incur any liability to Authorized Participants for the failure to give any such notification. All questions as to the amounts of the deposit securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creations and Redemptions

Prior to trading in the secondary market, shares of the Portfolio are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each Authorized Participant enters into an authorized participant agreement with the Distributor. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Portfolio or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.

A creation transaction, which is subject to acceptance by the Distributor, generally takes place when an Authorized Participant deposits into the Portfolio a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and/or a specified amount of cash in exchange for a specified number of Creation Units.

Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Portfolio and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Portfolio.

The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.

In the event of a system failure or other interruption, including disruptions at market makers or authorized participants, orders to purchase or redeem Creation Units either may not be executed according to the Portfolio’s instructions or may not be executed at all, or the Portfolio may not be able to place or change orders.

To the extent the Portfolio engages in in-kind transactions, the Portfolio intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive restricted securities eligible for resale under Rule 144A.

The in-kind arrangements are intended to protect ongoing shareholders from adverse effects on a Portfolio that could arise from frequent cash creation and redemption transactions and generally will not lead to a tax event for the Portfolio or its ongoing shareholders.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC Participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) and the applicable transaction fees is included in the Trust’s SAI.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the Trust’s SAI.

Dividends, Taxes and Other Information

Dividends and Distributions

For Lazard Hybrid Financial Income ETF, Lazard Non-Dollar Active Income ETF and Lazard US High Yield ETF, income dividends, if any, are anticipated to be paid monthly. For Lazard Emerging Markets Opportunities ETF, Lazard International Dynamic Equity ETF and Lazard Japanese Equity ETF, income dividends, if any, are anticipated to be paid semi-annually. For Lazard India Equity Opportunities ETF, income dividends, if any, are anticipated to be paid annually. For all other Portfolios, income dividends, if any, are anticipated to be paid quarterly. Net capital gains, if any, are normally distributed annually but may be distributed more frequently.

Dividends and distributions of a Portfolio are expected to be paid in cash.

Tax Information

Please be aware that the following tax information is general and refers to the provisions of the Code, which are in effect as of the date of this Prospectus. You should consult a tax adviser about the status of your distributions from your Portfolio.

Distributions you receive from a Portfolio are generally subject to federal income tax, and may also be subject to state or local taxes. All dividends and short-term capital gains distributions are generally taxable to you as ordinary income, and long-term capital gains distributions are generally taxable as long-term capital gains. A portion of certain distributions of dividends to non-corporate shareholders may qualify for taxation at the long-term capital gain rate, as long as certain holding period and other requirements are met. Distributions in excess of a Portfolio’s current and accumulated earnings and profits are treated as a tax-free return of your investment to the extent of your basis in the Portfolio shares, and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in the Portfolio shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of the Portfolio shares.

Keep in mind that distributions may be taxable to you at different rates which generally depend on the length of time a Portfolio held the applicable investment, not the length of time that you held your Portfolio shares. The tax status of any distribution is the same regardless of how long you have been in a Portfolio and whether you reinvest your distributions or take them in cash. High portfolio turnover and more volatile markets can result in taxable distributions to shareholders, regardless of whether their shares increased in value. A distribution may also be subject to state or local income tax. Depending on the rules of your state, however, a portion of the dividends may be exempt from state and local taxation to the extent they are attributable to interest earned on direct obligations of the U.S. governments and meet certain requirements. Character and tax status of all distributions will be available to you after the close of each calendar year.

If you buy shares of the Portfolio before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”

A Portfolio may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, a Portfolio may deduct these taxes in computing its taxable income. The Portfolio may also elect to pass-through certain non-U.S. income taxes (including withholding taxes and capital gain taxes) paid by the Portfolio if certain requirements are met.

Non-U.S. investors are generally subject to U.S. withholding tax and may be subject to estate tax with respect to their Portfolio shares. However, withholding is generally not required on properly reported distributions to non-U.S. investors of qualifying interest income or long-term capital gains.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

When you do sell your Portfolio shares, you may have a taxable capital gain or loss, unless such shares were held in an IRA or other tax-deferred account, and you may also be subject to state and local taxes. An exchange of a Portfolio’s shares for shares of another Portfolio will be treated as a sale of the Portfolio’s shares. When you sell your Portfolio shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this capital gain or loss is long-term or short-term depending on whether your holding period exceeds one year, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of Shares of the Portfolio may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Portfolio within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition, such as pursuant to a dividend reinvestment in shares of the Portfolio If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Reporting to you and the IRS is required annually on Form 1099-B not only with respect to the gross proceeds of Portfolio shares you sell or redeem but also their cost basis. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first-out”) or some other specific identification method. Cost basis will be calculated using the Portfolio’s default method of average cost, unless you instruct the Portfolio to use a different methodology. You should consult with your tax advisors to determine the best cost basis method for your tax situation.

Withholding of U.S. tax at a 30% rate is required with respect to payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. You may be requested to provide additional information to enable the applicable withholding agent to determine whether withholding is required.

Federal law requires a Portfolio to withhold taxes on distributions paid to shareholders who:

• fail to provide a social security number or taxpayer identification number

• fail to certify that their social security number or taxpayer identification number is correct

• fail to certify, or otherwise establish in accordance with applicable law, that they are exempt from withholding.

Premium/Discount Information

Information regarding how often the closing trading price of the shares of the Portfolio was above (i.e., at a premium) or below (i.e., at a discount) the NAV of the shares of the Portfolio for the most recently completed calendar year and the most recently completed calendar quarter(s) since that year (or the life of the Portfolio, if shorter) can be found at www.lazardassetmanagement.com.

Continuous Offering Information

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, a “distribution,” as such term is used in the Securities Act may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(a)(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the listing exchange is satisfied by the fact that the prospectus is available at the listing exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

In addition, certain affiliates of the Trust and the Investment Manager may purchase and resell Portfolio shares pursuant to this Prospectus.

Derivative Actions

The Trust’s charter documents contain provisions regarding derivative claims of shareholders. Under these provisions, prior to the commencement of a derivative action, a shareholder must make a written demand on the Board requesting that the Board cause the Trust to file the action itself on behalf of the Trust or the affected Portfolio. Within 30 calendar days of the receipt of a shareholder demand submitted in accordance with the requirements of the Trust’s charter documents, the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act will consider the merits of the claim and determine whether maintaining a suit would be in the best interests of the Trust or the affected Portfolio, as applicable.

In addition to all suits, claims or other actions (collectively, “claims”) that under applicable law must be brought as derivative claims, each shareholder of the Trust or any Portfolio agrees that any claim that affects all shareholders of the Trust or any Portfolio equally, that is, proportionately based on their number of shares in the Trust or in such Portfolio, must be brought as a derivative claim subject to the provisions of the Trust’s charter irrespective of whether such claim involves a violation of the shareholders’ rights under this Trust’s charter or any other alleged violation of contractual or individual rights that might otherwise give rise to a direct claim. At least 10% of the shareholders of the Trust or the affected Portfolio, as applicable, must join in bringing the derivative action. After considering the merits of the claim, if the Board has determined that maintaining a suit would not be in the best interests of the Trust or the affected Portfolio, as applicable, the complaining shareholders shall be barred from commencing the derivative action. The provisions noted in this paragraph do not apply to claims arising under federal securities laws.

With the exception of any claims arising under federal securities laws, any claims brought by or in the right of any shareholder or any person claiming any interest in any Portfolio shares seeking to enforce any provision of, or based on any matter arising out of, or in connection with, the Trust, its charter or any Portfolio, including any claim of any nature against the Trust, a Portfolio, the Trustees or officers or employees of the Trust, shall be the Court of Chancery of the State of Delaware, or, if the Court of Chancery of the State of Delaware does not have jurisdiction, the Superior Court of the State of Delaware; provided, however, that unless the Trust consents in writing to the selection of an alternative forum, the Federal District Courts of the United States of America shall be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under any federal securities law. As a result of these provisions, shareholders may have to bring suit in an inconvenient and less favorable forum. In connection with any such claim brought in the Superior Court in the State of Delaware, all shareholders irrevocably waive the right to a trial by jury to the fullest extent permitted by law.

Lazard Active ETF Trust Financial Highlights

Financial Highlights

The financial highlights tables presented for each of the Portfolios are intended to help you understand each Portfolio’s financial performance for the past five years or, if shorter, the period of each Portfolio’s operations. The financial highlights shown below prior to May 9, 2025, with respect to Lazard International Dynamic Equity ETF, September 12, 2025, with respect to Lazard US Systematic Small Cap Equity ETF, and October 24, 2025, with respect to Lazard Emerging Markets Equity Opportunities ETF, reflect the Institutional Class shares of each Portfolio's respective predecessor portfolio.

Lazard US High Yield ETF (the "New ETF") will acquire the assets and liabilities of the Predecessor Portfolio (the “Reorganization”). The financial highlights for the Institutional Shares of the Predecessor Portfolio, Lazard US High Yield Portfolio, are presented to represent the financial highlights of the New ETF for the fiscal periods indicated. The performance of the Predecessor Portfolio has not been restated to reflect the annual operating expenses of the New ETF, which are lower than those of the Predecessor Portfolio. Because the New ETF has different fees and expenses than the Predecessor Portfolio, the New ETF would also have had different performance results. Additionally, if the Predecessor Portfolio had operated as an ETF, its performance may have differed.

No financial highlights are presented for Lazard Hybrid Financial Income ETF, India Equity Opportunities ETF or Lazard Non-Dollar Active Income ETF because they had not commenced investment operations prior to the date of this Prospectus.

Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions), if any. The financial highlights information has been audited by Deloitte & Touche LLP, whose reports, along with each Portfolio’s financial statements, are available upon request and are included in the Trust’s Form N-CSR filing. The financial highlights for the fiscal period ended June 30, 2026, with respect to Lazard US High Yield Portfolio, are unaudited.

Lazard Emerging Markets Opportunities ETF

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/25*	12/31/24*	12/31/23*	12/31/22*	12/31/21*

Net asset value, beginning of period	$19.67	$18.58	$16.80	$21.89	$24.84

Income (loss) from investment operations:
Net investment income (loss)(a)	0.32	0.25	0.32	0.32	0.15
Net realized and unrealized gain (loss)	5.47	1.09	1.74	(5.05)	(2.93)
Total from investment operations	5.79	1.34	2.06	(4.73)	(2.78)

Less distributions from:
Net investment income	(0.25)	(0.25)	(0.28)	(0.36)	(0.17)
Total distributions	(0.25)	(0.25)	(0.28)	(0.36)	(0.17)
Net asset value, end of period	$25.21	$19.67	$18.58	$16.80	$21.89
Total Return(b)	29.50%	7.26%	12.29%	-21.63%	-11.21%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$122,419	$109,428	$115,633	$92,730	$156,284
Ratios to average net assets:
Net expenses	1.04%	1.10%	11.50%	1.22%	1.16%
Gross expenses	1.13%	1.24%	12.70%	12.30%	11.60%
Net investment income (loss)	1.44%	1.27%	1.82%	1.75%	0.64%
Portfolio turnover rate	71% ^	39%	74%	28%	31%

*	Per share amounts have been adjusted to account for changes in the capital structure resulting from the merger.
^	Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any.

Lazard Equity Megatrends ETF

Selected data for a share of capital	For the Period 4/7/25* to
stock outstanding throughout each period	12/31/25

Net asset value, beginning of period	$25.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.10
Net realized and unrealized gain (loss)	7.55
Total from investment operations	7.65

Less distributions from:
Net investment income	(0.10)

Total distributions	(0.10)
Net asset value, end of period	$32.55
Total Return(b)	30.64%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$46,378
Ratios to average net assets(c):
Net expenses	0.51%
Gross expenses	0.61%
Net investment income (loss)	0.46%
Portfolio turnover rate^	5%

*	The Portfolio commenced operations on April 7, 2025.
^	Portfolio turnover rate is not annualized for the periods less than one year and does not include in-kind transactions, if applicable.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. The Investment Manager has voluntarily agreed to waive a portion of its management fee payable by the Portfolio in the amount of 0.10% of average daily net assets, without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.

(c)	Annualized for a period of less than one year.

Lazard International Dynamic Equity ETF

Selected data for a share of capital	Year Ended
stock outstanding throughout each period	12/31/25*	12/31/24*	12/31/23*	12/31/22*	12/31/21*

Net asset value, beginning of period	$22.48	$21.19	$17.79	$21.32	$19.66

Income (loss) from investment operations:
Net investment income (loss)(a)	0.52	0.42	0.50	0.55	0.55
Net realized and unrealized gain (loss)	8.31	2.03	3.03	(3.41)	2.19
Total from investment operations	8.83	2.45	3.53	(2.86)	2.74

Less distributions from:
Net investment income	(0.78)	(0.40)	(0.13)	(0.57)	(0.55)
Net realized gains	(0.16)	(0.76)	—	(0.10)	(0.53)
Total distributions	(0.94)	(1.16)	(0.13)	(0.67)	(1.08)
Net asset value, end of period	$30.37	$22.48	$21.19	$17.79	$21.32
Total Return(b)	40.07%	11.68%	19.82%	-13.45%	13.94%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$511,557	$5,384	$3,076	$2,444	$2,855
Ratios to average net assets:
Net expenses	0.42%	0.80%	0.80%	0.85%	0.90%
Gross expenses	0.43%	1.54%	5.66%	7.06%	5.81%
Net investment income (loss)	1.84%	1.79%	2.50%	3.01%	2.54%
Portfolio turnover rate	88% ^	82%	88%	85%	99%

*	Per share amounts have been adjusted to account for changes in the capital structure resulting from the merger.
^	Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any.

Lazard Japanese Equity ETF

Selected data for a share of capital	For the Period 4/7/25* to
stock outstanding throughout each period	12/31/25

Net asset value, beginning of period	$25.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.36
Net realized and unrealized gain (loss)	7.25
Total from investment operations	7.61

Less distributions from:
Net investment income	(0.76)

Total distributions	(0.76)
Net asset value, end of period	$31.85
Total Return(b)	30.81%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$65,299
Ratios to average net assets(c):
Net expenses	0.61%
Gross expenses	0.61%
Net investment income (loss)	1.64%
Portfolio turnover rate^	8%

*	The Portfolio commenced operations on April 7, 2025.
^	Portfolio turnover rate is not annualized for the periods less than one year and does not include in-kind transactions, if applicable.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Returns for a period of less than one year are not annualized.
(c)	Annualized for a period of less than one year.

Lazard Listed Infrastructure ETF

Selected data for a share of capital	For the Period 10/6/25* to
stock outstanding throughout each period	12/31/25

Net asset value, beginning of period	$25.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.15
Net realized and unrealized gain (loss)	0.02 (b)
Total from investment operations	0.17

Less distributions from:
Net investment income	(0.32)

Total distributions	(0.32)
Net asset value, end of period	$24.85
Total Return(c)	0.70%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$18,635
Ratios to average net assets(d):
Net expenses	0.96%
Gross expenses	0.96%
Net investment income (loss)	2.48%
Portfolio turnover rate^	3%

*	The Portfolio commenced operations on October 6, 2025.
^	Portfolio turnover rate is not annualized for the periods less than one year and does not include in-kind transactions, if applicable.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)

The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values for investments held by the Portfolio.

(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year.

Lazard Next Gen Technologies ETF

Selected data for a share of capital	For the Period 4/7/25* to
stock outstanding throughout each period	12/31/25

Net asset value, beginning of period	$25.00

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.01)
Net realized and unrealized gain (loss)	12.49
Total from investment operations	12.48

Less distributions from:
Net investment income	(0.02)

Total distributions	(0.02)
Net asset value, end of period	$37.46
Total Return(b)	49.92%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$48,697
Ratios to average net assets(c):
Net expenses	0.51%
Gross expenses	0.61%
Net investment income (loss)	(0.05)%
Portfolio turnover rate^	11%

*	The Portfolio commenced operations on April 7, 2025.
^	Portfolio turnover rate is not annualized for the periods less than one year and does not include in-kind transactions, if applicable.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. The Investment Manager has voluntarily agreed to waive a portion of its management fee payable by the Portfolio in the amount of 0.10% of average daily net assets, without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.

(c)	Annualized for a period of less than one year.

Lazard US High Yield Portfolio

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/26†	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
Institutional Shares
Net asset value, beginning of period	$18.74	$17.94	$17.92	$16.93	$19.63	$19.80

Income (loss) from investment operations:
Net investment income (loss)(a)	0.53	1.02	0.90	0.76	0.72	0.72
Net realized and unrealized gain (loss)	(0.13)	0.81	0.03	1.00	(2.69)	(0.17)
Total from investment operations	0.40	1.83	0.93	1.76	(1.97)	0.55

Less distributions from:
Net investment income	(0.54)	(1.03)	(0.91)	(0.77)	(0.73)	(0.72)
Total distributions	(0.54)	(1.03)	(0.91)	(0.77)	(0.73)	(0.72)
Net asset value, end of period	$18.60	$18.74	$17.94	$17.92	$16.93	$19.63
Total Return(b)	2.15%	10.46%	5.31%	10.65%	-10.11%	2.86%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$137,049	$123,245	$121,893	$170,290	$222,884	$299,518
Ratios to average net assets(c):
Net expenses	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Gross expenses	0.73%	0.75%	0.73%	0.70%	0.70%	0.66%
Net investment income (loss)	5.77%	5.59%	5.00%	4.40%	4.06%	3.64%
Portfolio turnover rate	26%	14%	49%	26%	7%	30%

†	Unaudited
(a)	Net investment income (loss) has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or SS&C Global Investor and Distribution Solutions, Inc.; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

(c)	Annualized for a period of less than one year.

Lazard US Systematic Small Cap Equity ETF

Selected data for a share of capital	Year Ended				For the Period 10/29/21* to
stock outstanding throughout each period	12/31/25*	12/31/24*	12/31/23*	12/31/22*	12/31/21†

Net asset value, beginning of period	$25.42	$23.18	$19.42	$23.39	$22.80

Income (loss) from investment operations:
Net investment income (loss)(a)	0.15	0.21	0.11	0.21	0.05
Net realized and unrealized gain (loss)	1.23	2.81	3.74	(4.04)	0.59
Total from investment operations	1.38	3.02	3.85	(3.83)	0.64

Less distributions from:
Net investment income	(0.14)	(0.14)	(0.09)	(0.14)	(0.05)

Net realized gains	(1.39)	(0.64)	—	—	—

Total distributions	(1.53)	(0.78)	(0.09)	(0.14)	(0.05)
Net asset value, end of period	$25.27	$25.42	$23.18	$19.42	$23.39
Total Return(b)	5.78%	12.92%	19.80%	-16.33%	-2.83%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$55,293	$59,298	$39,779	$24,786	$3,983
Ratios to average net assets(c):
Net expenses	0.81%	0.90%	0.90%	0.90%	0.90%
Gross expenses	1.05%	1.15%	1.37%	2.67%	5.13%
Net investment income (loss)	0.62%	0.83%	0.53%	1.00%	1.39%
Portfolio turnover rate	156% ^	111%	110%	74%	22%

†	Per share amounts have been adjusted to account for changes in the capital structure resulting from the merger.
*	The Target Portfolio commenced operations on October 29, 2021.
^	Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any.
(c)	Annualized for a period of less than one year.

Lazard Active ETF Trust Other Performance of the Investment Manager

This is not the Portfolios’ performance

The investment objectives, policies and strategies of the Lazard Equity Megatrends ETF and Lazard Japanese Equity ETF (for purposes of this section, the “Portfolios”) are substantially similar to those used by the Investment Manager in advising certain discretionary accounts (“Other Accounts”).

Each chart below shows the historical investment performance for a composite (each, a “Composite”) of Other Accounts that corresponds to the strategies employed by the referenced Portfolio. The performance of each Composite is compared to appropriate securities market indices (which are unmanaged, have no fees or costs and are not available for investment).

Each of the Other Accounts are portfolios separate and distinct from the corresponding Portfolio. Therefore, the performance information of the Other Accounts should not be considered a substitute for a Portfolio’s own performance information, nor indicative of the future performance of the Portfolio.

Certain Other Accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed on registered investment companies, such as the Portfolios, by the 1940 Act and the Code, which, if applicable, may have adversely affected the performance of the Other Accounts.

The performance results are presented net of all fees and expenses (other than custody fees). The Portfolios may bear fees and operational expenses not typically borne by managed accounts such as the Other Accounts. Performance shown below would have been lower if the Other Accounts had been subject to the fees and expenses of the Portfolios.

Additionally, although it is anticipated that the Portfolios and the respective Other Accounts will hold similar securities, the investment results of the Portfolios and the respective Other Accounts are expected to differ. In particular, differences in asset size and cash flows may result in different securities selections, differences in the relative weightings of securities or differences in the prices paid for particular portfolio holdings. However, such differences do not alter the conclusion that the Portfolios and the respective Other Accounts have substantially similar investment objectives, policies and strategies.

The returns of the Other Accounts are dollar-weighted based upon beginning period market values. This calculation methodology differs from guidelines of the SEC for calculating performance of mutual funds.

Lazard Equity Megatrends Composite Performance
Average Annual Total Returns	Inception Date	One Year	Five Years	Since Inception
(for the periods ended December 31, 2025)
Lazard Equity Megatrends Composite	6/1/18[1]	15.61%	7.65%	11.29%
MSCI ACW Index[2]	N/A	20.65%	11.19%	11.37%

1 The inception date of the oldest Other Account in the composite.

2 The MSCI ACW Index captures large and mid cap representation across 23 developed markets and 24 emerging markets countries. The index covers approximately 85% of the global investable equity opportunity set. An index is unmanaged and it is not possible to invest directly in an index. Index performance figures do not account for any sales charges, fees or fund expenses.

Lazard Japanese Equity Composite Performance
Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years
(for the periods ended December 31, 2025)
Lazard Japanese Equity Composite	8/1/97[3]	25.06%	10.71%	10.48%
TOPIX With Dividend Index[4]	N/A	25.79%	7.02%	7.89%
MSCI Japan Index[5]	N/A	24.60%	6.60%	7.62%

3 The inception date of the oldest Other Account in the composite.

4 The TOPIX With Dividend Index is a capitalization-weighted index comprising all stocks listed in the Tokyo Stock Exchange, calculated on a total return basis with dividends reinvested (gross of withholding taxes). An index is unmanaged and it is not possible to invest directly in an index. Index performance figures do not account for any sales charges, fees or fund expenses.

5 The MSCI Japan Index is designed to measure the performance of the large and mid cap segments of the Japanese market. The index covers approximately 85% of the free float-adjusted market capitalization in Japan. An index is unmanaged and it is not possible to invest directly in an index. Index performance figures do not account for any sales charges, fees or fund expenses.

For more information about the Portfolios, the following documents are available, free of charge, upon request:

Annual and Semi-Annual Reports (“Reports”):
The Trust’s annual and semi-annual reports to shareholders contain additional information on each Portfolio’s investments. In the annual report, you will find a broad discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year.

Statement of Additional Information (“SAI”):
The SAI provides more detailed information about the Portfolios, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

You can get a free copy of the Reports and the SAI at http://www.lazardassetmanagement.com, or request the Reports and the SAI and other information and discuss your questions about the Portfolios, by contacting the Trust at:

Lazard Active ETF Trust
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: (800) 823-6300
http://www.lazardassetmanagement.com

You also can get a free copy of the Reports and the SAI from the SEC’s website at http://www.sec.gov.

Investment Company Act file no. 811-24041

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: (800) 823-6300

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Custodian
State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent
State Street Bank and Trust Company

One Iron Street

Boston, Massachusetts 02210

Legal Counsel
Dechert LLP
1095 Avenue of the Americas
New York, New York 10036-6797

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112-0015

No person has been authorized to give any information or to make any representations not contained in this Prospectus, and information or representations not contained herein must not be relied upon as having been authorized by the Trust or the Distributor. This Prospectus does not constitute an offer of any security other than the registered securities to which it relates or an offer to any person in any jurisdiction where such offer would be unlawful.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • 800-823-6300 • www.lazardassetmanagement.com

LAZARD ACTIVE ETF TRUST
30 Rockefeller Plaza
New York, New York 10112-6300
(800) 823-6300
STATEMENT OF ADDITIONAL INFORMATION
September 14, 2026

Lazard Active ETF Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the current Prospectuses, dated May 1, 2026 and September 14, 2026, as may be revised or supplemented from time to time (the “Prospectus”), relating to the following 11 portfolios (individually, a “Portfolio” and collectively, the “Portfolios”):

	Ticker	Exchange
Lazard Emerging Markets Opportunities ETF	EMKT	NYSE Arca
Lazard Equity Megatrends ETF	THMZ	NASDAQ
Lazard Hybrid Financial Income ETF	HYFY	NASDAQ
Lazard India Equity Opportunities ETF	RUPE	NYSE Arca
Lazard International Dynamic Equity ETF	IDEQ	NYSE Arca
Lazard Japanese Equity ETF	JPY	NASDAQ
Lazard Listed Infrastructure ETF	GLIX	NYSE Arca
Lazard Next Gen Technologies ETF	TEKY	NASDAQ
Lazard Non-Dollar Active Income ETF	XDLR	NASDAQ
Lazard US High Yield ETF	HYB	NYSE Arca
Lazard US Systematic Small Cap Equity ETF	SYZ	NASDAQ

To obtain a copy of the Prospectus, please write or call the Trust at the address and telephone number above or go to https://www.lazardassetmanagement.com/us/en_us/investment-solutions/how-to-invest/etfs. The most recent Annual Reports and Semi-Annual Reports to Shareholders for each Portfolio will be provided to shareholders free of charge.

The audited financial statements, accompanying notes and report of the independent registered public accounting firm with respect to each Portfolio, except for Lazard India Equity Opportunities ETF, Lazard Hybrid Financial Income ETF, Lazard Non-Dollar Active Income ETF and Lazard US High Yield ETF, appearing in the filing on Form N-CSR for the fiscal year ended December 31, 2025 and filed electronically with the Securities and Exchange Commission (“SEC”) are incorporated by reference into this SAI.

Additionally, it is currently contemplated that prior to its commencement of operations, Lazard US High Yield ETF will acquire the assets and liabilities of Lazard US High Yield Portfolio, a series of The Lazard Funds, Inc. (the “Predecessor High Yield Portfolio”), in a tax-free reorganization. With respect to the Predecessor High Yield Portfolio, the audited financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the filing on Form N-CSR for the fiscal year ended December 31, 2025 and the unaudited financial statements and accompanying notes appearing in the filing on Form N-CSR for the fiscal semi-annual period ended June 30, 2026, which have been filed electronically with the SEC, are incorporated by reference into this SAI. No other portions of the Predecessor High Yield Portfolio's filings on Form N-CSR are incorporated by reference herein.

TABLE OF CONTENTS

Appendix B B- 1

The Trust is a Delaware statutory trust organized on October 30, 2024. Each Portfolio is a separate series of the Trust, an open-end management investment company. Each of Lazard Emerging Markets Opportunities ETF, Lazard International Dynamic Equity ETF, Lazard Listed Infrastructure ETF, Lazard US High Yield ETF and Lazard US Systematic Small Cap Equity ETF is classified as a “diversified” investment company, which means that, with respect to 75% of the Portfolio’s total assets, the Portfolio will not invest more than 5% of its total assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer. All other Portfolios are classified as “non-diversified” investment companies, which may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer.

On May 9, 2025, Lazard International Dynamic Equity ETF acquired the assets and liabilities of Lazard International Equity Advantage Portfolio, a series of The Lazard Funds, Inc. (the “Predecessor Dynamic Portfolio”) in a tax-free reorganization. On September 12, 2025, Lazard US Systematic Small Cap Equity ETF acquired the assets and liabilities of Lazard US Systematic Small Cap Equity Portfolio, a series of The Lazard Funds, Inc. (the “Predecessor Systematic Portfolio”) in a tax-free reorganization. On October 24, 2025, Lazard Emerging Markets Opportunities ETF acquired the assets and liabilities of Lazard Emerging Markets Core Equity Portfolio, a series of The Lazard Funds, Inc. (the “Predecessor Emerging Markets Portfolio” and each of the Predecessor Dynamic Portfolio, Predecessor Emerging Markets Portfolio, Predecessor High Yield Portfolio, and Predecessor Systematic Portfolio, a “Predecessor Portfolio,” and collectively, the “Predecessor Portfolios”) in a tax-free reorganization. Information in this SAI prior to a Portfolio’s reorganization date reflects the operations of the respective Predecessor Portfolio.

This SAI provides additional information about the investment strategies and operations of the Trust and the Portfolios. Lazard Asset Management LLC serves as the investment manager (the “Investment Manager”) to each of the Portfolios. Foreside Fund Services, LLC (the “Distributor”) is the distributor of each Portfolio’s shares. “Portfolio” as used herein and under “Investments, Investment Techniques and Risk” refers to each Portfolio listed on the cover page of this SAI (unless otherwise noted).

The Portfolios will offer and issue shares at their net asset value (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit”), generally in exchange for a basket of securities and/or instruments together with a deposit of a specified cash payment, if any. Similarly, shares will be redeemable by the Portfolios only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Portfolios and/or a specified amount of cash. The shares of Lazard Emerging Markets Opportunities ETF, Lazard International Dynamic Equity ETF and Lazard Listed Infrastructure ETF are listed on NYSE Arca, Inc. (“NYSE Arca”) and the shares of Lazard Equity Megatrends ETF, Lazard Japanese Equity ETF, Lazard Next Gen Technologies ETF and Lazard US Systematic Small Cap Equity ETF are listed on The NASDAQ Stock Market LLC (“NASDAQ”). Shares of Lazard Hybrid Financial Income ETF and Lazard Non-Dollar Active Income ETF are anticipated to be listed on NASDAQ. Shares of Lazard India Equity Opportunities ETF and Lazard US High Yield ETF are anticipated to be listed on NYSE Arca. NASDAQ and NYSE Arca are each referred to herein as the “Exchange,” unless otherwise specified. Shares of the Portfolios trade in the secondary market at market prices that may differ from the shares’ NAV. The Trust reserves the right to permit or require a “cash” option for creations and redemptions of shares (subject to applicable legal requirements).

Purchases and redemptions of Creation Units primarily with cash, rather than through in-kind delivery of Portfolio securities, may cause the Portfolios to incur certain costs, including brokerage costs and/or taxable gains or losses that it might not have incurred if the purchase or redemption had been made through in-kind delivery of Portfolio securities. These costs could be imposed on the Portfolios and, to the extent they are not offset by transaction fees payable by investors who are authorized to deal in Creation Units (“Authorized Participants”), could decrease a Portfolio’s NAV.

INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

The following information supplements and should be read in conjunction with the Trust’s Prospectus.

Market Risk; Market Developments

The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, political

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developments, actions taken by the Federal Reserve System, the central bank of the United States (the “Federal Reserve”), or other central banks, market disruptions caused by trade disputes or other events or circumstances, natural disasters, a pandemic or other public health crisis, investor sentiment and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events; trading and tariff arrangements; armed conflicts or terrorist activities; wars; economic sanctions and countermeasures in response to sanctions; major cybersecurity events; environmental disasters; natural disasters; public health crises; and other events or circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not a Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected by such events or circumstances, the value and liquidity of the Portfolio’s investments may be negatively affected. Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Market volatility, inflation (or expectations for inflation), deflation (or expectations for deflation), dramatic interest rate moves and/or unfavorable economic conditions may lower a Portfolio’s performance or impair a Portfolio’s ability to achieve its investment objective. The Investment Manager intends to monitor developments and seek to manage the Portfolios in a manner consistent with achieving each Portfolio’s investment objective, but there can be no assurance that it will be successful in doing so.

Recent events, such as wars in Ukraine and the Middle East and the rapid and global spread of COVID-19, have demonstrated the potential for volatility in financial markets worldwide; reduced liquidity of many instruments; border closings and other restrictions on international and, in some cases, local travel; significant disruptions to business operations, including disruptions to supply chains, consumer demand and employee availability, and, in some cases, business closures; strained health care systems; and quarantines, health screenings and testing and other measures intended to contain the spread of diseases. Such global, as well as local or regional, phenomena can affect individuals, businesses of all types, government operations, public and private educational systems, and public and private cultural, charitable and other institutions. Some sectors of the economy, certain industries and individual issuers have experienced particularly adverse effects and there may be adverse impacts on the broader financial and credit markets. Certain risks discussed in the Prospectus and elsewhere in this SAI may be exacerbated by these circumstances, such as credit risk, liquidity risk, interest rate risk and the risks of investing in certain sectors, industries or issuers.

The interconnectedness of certain markets, particularly the markets for novel or emerging products or services, such as artificial intelligence or blockchain technology and cryptocurrencies and digital assets, and the related impacts on economies, markets and issuers as well as systemic risk may not be known until a future time, making it difficult to predict the potential impact of adverse events in those markets on a Portfolio or a Portfolio’s investments.

Developing or emerging market countries may be more affected by public health or other emergencies. In addition, international trade tensions may give rise to concerns about economic and geopolitical stability and have had and likely will continue to have an adverse impact on global economic conditions. Trade disputes between the United States and other countries may be an ongoing source of instability, potentially resulting in significant currency fluctuations, or have other adverse effects on international markets, international trade agreements, or other existing cross-border cooperation arrangements. Tariffs, trade restrictions, economic sanctions, export controls, or retaliatory measures, or the threat or potential of one or more such events and developments, may result in material adverse effects on the global economy and a Portfolio.

In recent years, the U.S. government and the Federal Reserve, as well as certain other governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to geopolitical and social events affecting markets. These actions have resulted, and any similar future actions may be expected to further result, in significant expansion of public debt, including in the U.S., the long-term consequences of which are not known. The U.S. and other governments have also made investments and engaged in infrastructure modernization projects that have also increased public debt and spending. Actions taken to-date and any similar future actions, such as government intervention in the economy and financial markets intended to address market developments may not be successful, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Further Federal Reserve actions in response to market conditions, including with respect to interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying

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securities in particular. Extraordinary government actions have contributed, and may continue to contribute, to market volatility, which may result in heightened volatility and/or losses in the value of the Portfolios’ investments.

Some of these actions resulted in an adverse impact on interest rates and higher inflation. It is difficult to accurately predict changes in interest rates, or the timing, frequency or magnitude of any such changes. Additionally, various economic and political factors could cause the Federal Reserve or other foreign central banks to change their approach in the future and such actions may result in an economic slowdown both in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. Changes in inflation rates may also adversely affect market and economic conditions as well as a Portfolio’s investment and an investment in a Portfolio. Government efforts to support the economy and financial markets may increase the risk that asset prices have a higher degree of correlation than historically seen across markets and asset classes. Many markets reached historical highs during recent periods and could be approaching the end of an economic expansion cycle. Furthermore, there is no guarantee that actions taken by the Federal Reserve and other governmental bodies to reduce inflation will be effective.

Cybersecurity Risk

The Portfolios and their service providers are susceptible to operational and information security and related risks of cybersecurity incidents, despite the efforts of the Portfolios or their service providers to adopt technologies, processes, and practices intended to mitigate these risks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cybersecurity attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial of service attacks on websites (i.e., efforts to make services unavailable to intended users). Geopolitical tensions may, from time to time, increase the scale and sophistication of deliberate cyberattacks. Cybersecurity incidents affecting the Investment Manager, custodian, transfer agent or other Trust service providers, such as financial intermediaries, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by impediments to a Portfolio’s investment trading; the inability of Authorized Participants to purchase and redeem Portfolio shares or transact business; interference with a Portfolio’s ability to calculate its NAV; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which a Portfolio invests; counterparties with which a Portfolio engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators; and banks, brokers, dealers, insurance companies and other financial institutions and other parties. There are inherent limitations in any cybersecurity risk management system or business continuity plan, including the possibility that certain risks have not been identified.

In addition, substantial costs may be incurred in order to prevent any cybersecurity incidents in the future.

The rapid development and increasingly widespread use of artificial intelligence (“AI”) technologies (as discussed under “Artificial Intelligence Risk” herein) could increase the effectiveness of cyberattacks and exacerbate the risks.

Artificial Intelligence Risk

The rapid development and increasingly widespread use of certain AI technologies, including machine learning models and generative AI, may adversely impact markets, the overall performance of a Portfolio’s investments, or the services provided to a Portfolio by its service providers. For example, issuers in which a Portfolio invests and/or service providers to the Portfolios may use and/or expand the use of AI technologies in their business operations, and the challenges with properly managing its use could result in reputational harm, competitive harm, legal liability, and/or an adverse effect on business operations. AI technologies are highly reliant on the collection and analysis of large amounts of data and complex algorithms, and it is possible that the information provided through the use of AI could be insufficient, incomplete, inaccurate or biased and lead to adverse effects for a Portfolio, including, potentially, operational errors and investment losses.

Additionally, the use of AI technologies could impact the market as a whole, including through the use of AI by malicious actors for market manipulation, fraud and cyberattacks. The use of AI technologies may face regulatory

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scrutiny in the future, which could limit the development of AI and impede the growth of companies that develop and use AI.

Actual usage of AI technologies by a Portfolio’s service providers and issuers in which a Portfolio invests will vary. AI technologies and their current and potential future applications, and the regulatory frameworks within which they operate, continue to rapidly evolve, and it is impossible to predict the full extent of future applications or regulations and the associated risks to a Portfolio.

Equity Securities

Common and preferred stocks and other equity securities, such as common limited partnership units, represent ownership interests in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. Equity securities, including common stock, preferred stock, convertible securities and warrants, fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Increases and decreases in earnings are usually reflected in the price of a company’s common equity securities, so common equity securities generally have the greatest appreciation and depreciation potential of all corporate securities. While common stockholders usually have voting rights on a number of significant matters, other types of equity securities, such as preferred stock and common limited partnership units, may not ordinarily have voting rights.

Common Stocks. Stocks and similar securities, such as common limited partnership units and limited liability company interests, represent shares of ownership in a company. After other claims are satisfied, common stockholders and other common equity owners participate in company profits on a pro-rata basis after other claims are satisfied; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s common equity securities, so common equity securities generally have the greatest appreciation and depreciation potential of all corporate securities. Common stock may be received upon the conversion of convertible securities.

Preferred Stocks. There are two basic types of preferred securities, traditional and hybrid-preferred securities. Traditional preferred securities consist of preferred stock issued by an entity taxable as a corporation. Preferred stocks, which may offer fixed or floating rate dividends, are perpetual instruments and considered equity securities. Preferred securities are subordinated to senior debt instruments in a company’s capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments. Alternatively, hybrid-preferred securities may be issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Hybrid-preferred securities are considered debt securities. Due to their similar attributes, the Investment Manager also considers senior debt perpetual issues, certain securities with convertible features as well as exchange-listed senior debt issues that trade with attributes of exchange-listed perpetual and hybrid-preferred securities to be part of the broader preferred securities market.

Traditional Preferred Securities. Traditional preferred securities pay fixed or floating dividends to investors and have “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on preferred securities may be cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case, all accumulated dividends must be paid before any dividend on the common stock can be paid. However, many traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A Portfolio may invest in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any missed payments to its stockholders. There is no assurance that dividends or distributions on the traditional preferred securities in which a Portfolio may invest will be declared or otherwise made payable. Preferred securities may also contain provisions under which payments must be stopped (i.e., stoppage is compulsory, not discretionary). The conditions under which this occurs may relate to, for instance, capitalization levels. Hence, if a company incurs significant losses that deplete retained earnings, automatic payment stoppage could occur. In some cases, the terms of the preferred

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securities provide that the issuer would be obligated to attempt to issue common shares to raise funds for the purpose of making the preferred payments. However, there is no guarantee that the issuer would be successful in placing common shares.

Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation preference that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by, among other factors, favorable and unfavorable changes impacting the issuer or industries in which they operate, movements in interest rates and inflation, and the broader economic and credit environments, and by actual and anticipated changes in tax laws, such as changes in corporate and individual income tax rates. Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, a Portfolio’s holdings of higher rate-paying fixed rate preferred securities may be reduced, and the Portfolio may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Pursuant to the dividends received deduction, corporations may generally deduct 50% of the income they receive from dividends on traditional preferred securities issued by domestic corporations that are paid out of earnings and profits of the issuer, provided holding period and certain other requirements are met. However, not all traditional preferred securities pay dividends that are eligible for the dividends received deduction, including preferred securities issued by real estate investment trusts (“REITs”). In addition, individuals will generally be taxed at long-term capital gain rates on qualified dividend income, provided holding period and certain other requirements are met. However, not all traditional preferred securities will provide significant benefits under the rules relating to qualified dividend income, including preferred securities issued by REITs.

Hybrid-Preferred Securities. Hybrid-preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, hybrid-preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the maximum deferral period is five years. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the hybrid preferred securities have not been made), these hybrid-preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Hybrid-preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Hybrid-preferred securities include, but are not limited to, types of securities referred to as trust preferred securities, trust-originated preferred securities, monthly- or quarterly-income bond, debt or preferred securities, corporate trust securities and other similarly structured securities.

Hybrid-preferred securities are typically issued with a final maturity date. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many hybrid-preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for U.S. federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the hybrid-preferred securities are generally treated as interest rather than dividends for U.S. federal income tax purposes and, as such, are not eligible for the dividends received deduction or the reduced rates of tax that apply to qualified dividend income. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits

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over the operating company’s common stockholders, but would typically be subordinated to other classes of the operating company’s debt. Typically, a preferred security has a credit rating that is lower than that of its corresponding operating company’s senior debt securities.

Within the category of hybrid-preferred securities are senior debt instruments that trade in the broader preferred securities market. These debt instruments, which are sources of long-term capital for the issuers, have structural features similar to other preferred securities such as maturities ranging from 30 years to perpetuity, call features, quarterly payments, exchange listings and the inclusion of accrued interest in the trading price.

In some cases, traditional and hybrid-preferred securities may include loss absorption provisions that make the securities more equity like. Events in global financial markets in recent periods have caused regulators to review the function and structure of preferred securities more closely. In one version of a preferred security with loss absorption characteristics, the liquidation value of the security may be adjusted downward to below the original par value under certain circumstances. This may occur, for instance, in the event that business losses have eroded capital to a substantial extent. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company. Such securities may provide for circumstances under which the liquidation value may be adjusted back up to par, such as an improvement in capitalization and/or earnings.

Another preferred structure with loss absorption characteristics is the contingent convertible capital security (sometimes referred to as “CoCos”). These securities may have loss absorption characteristics that may include downward adjustment of the liquidation value of the security to below the original par value or a mandatory conversion that might relate, for instance, to maintenance of a capital minimum whereby falling below the minimum would trigger automatic conversion. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion to common stock would deepen the subordination of the investor, hence worsening standing in a bankruptcy. CoCos typically sit above equity and below senior debt with respect to seniority and are described further below under “Convertible Securities.” In addition, some such instruments have a set stock conversion rate that would cause an automatic write-down of capital if the price of the stock is below the conversion price on the conversion date.

Preferred securities may be subject to changes in regulations and there can be no assurance that the current regulatory treatment of preferred securities will continue.

Convertible Securities. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

A convertible security may be subject to redemption at the option of the issuer at a price established in a charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

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Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

CoCos are slightly different than regular convertible bonds in that the likelihood of the bonds converting to equity is “contingent” on a specified event or trigger. CoCos are securities typically issued by a bank that are designed to absorb the bank’s losses during a period of financial stress, thereby improving the bank’s capital position. CoCos absorb losses by converting to equity or having their principal written down (either partially or in full) when a pre-specified trigger event occurs. Absent a trigger event, the securities are hybrid instruments with debt-like characteristics. CoCos may be structured with various types of trigger events.

Warrants. A warrant is a form of derivative that gives the holder the right to subscribe to a specified amount of the issuing corporation’s capital stock at a set price for a specified period of time. Each Portfolio may invest up to 5% of its total assets in warrants, except that this limitation does not apply to warrants purchased by the Portfolio that are sold in units with, or attached to, other securities.

Initial Public Offerings. An initial public offering (“IPO”) is a company’s first offering of equity securities to the public. Shares are given a market value reflecting expectations for the corporation’s future growth. Special rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) apply to the distribution of IPOs. Companies offering securities in IPOs generally have limited operating histories and may involve greater investment risk than companies with longer operating histories. Special risks associated with IPOs may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, and limited operating history, all of which may contribute to price volatility. The limited number of shares available for trading in some IPOs may make it more difficult for a Portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of such. Foreign IPOs are subject to foreign political and currency risks. Many IPOs are issued by undercapitalized companies of small or microcap size. The prices of these companies’ securities can be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons. To the extent a Portfolio holds shares from an IPO for only a short period of time (due to, for example, possible price volatility), this may result in increased portfolio turnover and expenses, such as commissions and transaction costs, and potentially result in taxable gains that the fund will subsequently distribute to shareholders. IPO securities will be sold when the Investment Manager believes the price has reached full value. IPO securities may be sold by a Portfolio on the same day the Portfolio receives an allocation.

Fixed-Income Securities

Fixed-income securities include interest-bearing securities, such as corporate debt securities. Interest-bearing securities are investments which promise a stable stream of income, although the prices of fixed-rate fixed-income securities are inversely affected by changes in interest rates and, therefore, are subject to interest rate risk, as well as the risk of unrelated market price fluctuations. Recent interest rate volatility may subject a Portfolio to heightened interest rate risk. Furthermore, in market environments where interest rates are rising, issuers may be less willing or able to make principal and interest payments on fixed-income investments when due. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from Portfolio performance to the extent a Portfolio is exposed to such interest rates and/or volatility. Fixed-income securities may have various interest rate payment and reset terms, including fixed rate, floating or adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. Floating rate instruments, the rates of which adjust periodically by reference to another measure, such as the market interest rate, are generally less sensitive to interest rate changes than fixed rate instruments, although the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates or as expected. Certain securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index,

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are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. Certain fixed income securities may be issued at a discount from their face value or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of “original issue discount” previously accrued thereon, i.e., purchased at a “market discount.” The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of market discount together with original issue discount will cause a Portfolio to realize income prior to the receipt of cash payments with respect to these securities. To maintain its qualification as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and avoid liability for U.S. federal income taxes, a Portfolio may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a fixed-income security (known as credit risk), can cause the security’s price to fall, potentially lowering a Portfolio’s share price. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Such securities may include those whose principal amount or redemption price is indexed to, and thus varies directly with, changes in the market price of certain commodities, including gold bullion or other precious metals.

The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Fixed-income securities rated below investment grade by Moody’s Investors Service, Inc. (“Moody’s”) or S&P Global Ratings (together with Moody’s, the “Rating Agencies”) may be subject to greater risks with respect to the issuing entity and to greater market fluctuations (and not necessarily inversely with changes in interest rates) than certain lower yielding, higher-rated fixed-income securities. See “Lower-Rated Securities” below for a discussion of those securities.

As a measure of a fixed-income security’s cash flow, duration is an alternative to the concept of “term to maturity” in assessing the price volatility associated with changes in interest rates (known as interest rate risk). Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 3% if interest rates fell 1%. The market price of a bond with a duration of six years would be expected to increase or decline twice as much as the market price of a bond with a three-year duration. Duration is a way of measuring a security’s maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security’s cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security’s yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond’s cash flows, where the present values of the cash flows serve as weights. In computing the duration of a Portfolio, the Investment Manager will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other embedded options, taking into account the influence of interest rates on prepayments and coupon flows.

Average weighted maturity is the length of time, in days or years, until the securities held by a Portfolio, on average, will mature or be redeemed by their issuers. The average maturity is weighted according to the dollar amounts invested in the various securities by the Portfolio. In general, the longer a Portfolio’s average weighted maturity, the more its share price will fluctuate in response to changing interest rates.

For purposes of calculating average effective portfolio maturity, a security that is subject to redemption at the option of the issuer on a particular date (the “call date”) which is prior to the security’s stated maturity may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average effective portfolio maturity when the Investment Manager reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The Investment Manager may base its conclusion on such factors as the interest rate paid on the security compared to prevailing market rates, the amount of cash available to the issuer of the security, events affecting the issuer of the security, and other factors that may compel or make it advantageous for the issuer to redeem a security prior to its stated maturity.

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When interest rates fall, the principal on certain fixed-income securities, including mortgage-backed and certain asset-backed securities (discussed below), may be prepaid. The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce a Portfolio’s potential price gain in response to falling interest rates, reduce a Portfolio’s yield, or cause a Portfolio’s share price to fall. This is known as prepayment risk. Conversely, when interest rates rise, the effective duration of a Portfolio’s fixed rate mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase a Portfolio’s sensitivity to rising interest rates and its potential for price declines.

U.S. Government Securities. U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. U.S. government securities include bills, notes and bonds issued by the U.S. Department of the Treasury (“Treasury”), which differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of Treasury; others by the right of the issuer to borrow from Treasury; others by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. government currently provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. A security backed by Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity. Neither the market value nor a Portfolio’s share price is guaranteed.

On August 5, 2011, S&P Global Ratings lowered its long-term sovereign credit rating for the United States from “AAA” to “AA+”. On August 1, 2023, Fitch Investors Service, Inc. lowered long-term foreign-currency issuer default rating for the United States from “AAA” to “AA+”. On May 16, 2025, Moody’s lowered its long-term issuer and senior unsecured rating for the United States from “Aaa” to “Aa1.” The value of shares of a Portfolio that invests in U.S. government obligations may be adversely affected by any future downgrades of the U.S. government’s credit rating. In addition, the high and rising national debt may adversely impact the U.S. economy and securities in which a Portfolio may invest. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could: increase the risk that the U.S. government default on payments on certain U.S. government securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt.

Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including certain convertible securities. Corporate debt securities may be acquired with warrants attached to purchase additional fixed-income securities at the same coupon rate. A decline in interest rates would permit a Portfolio to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value. Corporate income-producing securities also may include forms of preferred or preference stock, which may be considered equity securities. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate such as interest rates or other financial indicators.

Ratings of Securities; Unrated Securities. Subsequent to its purchase by a Portfolio, an issue of rated securities may cease to be rated or its rating may be reduced below any minimum that may be required for purchase by the Portfolio. Once the rating of a portfolio security has been changed or a rated security has ceased to be rated, a Portfolio will consider all circumstances deemed relevant in determining whether to continue to hold the security. In addition, it is possible that a Rating Agency might not timely change its ratings of a particular issue to reflect subsequent events. To the extent the ratings given by a Rating Agency for any securities change as a result of changes in such organizations or their rating systems, a Portfolio will attempt to use comparable ratings as standards for its investments in accordance with any investment policies described in such Portfolio’s Prospectus and this SAI. The ratings of the Rating Agencies represent their opinions as to the quality of the obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be useful in evaluating the safety or interest and principal payments, they do not evaluate the market value risk of such obligations.

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Unrated securities may be less liquid than comparable rated securities, because dealers may not maintain daily markets in such securities and retail markets for many of these securities may not exist. As a result, a Portfolio’s ability to sell these securities when, and at a price, the Investment Manager deems appropriate may be diminished. To the extent that a Portfolio invests in unrated securities, the Portfolio’s success in achieving its investment objective may depend more heavily on the Investment Manager’s credit analysis than if the Portfolio invested exclusively in rated securities.

Lower-Rated Securities. Fixed-income securities rated below investment grade, such as those rated Ba by Moody’s or BB by S&P Global Ratings, and as low as those rated Caa/CCC by a Rating Agency at the time of purchase (commonly known as “high yield” or “junk bonds”), or, if unrated, deemed to be of comparable quality by the Investment Manager, though higher yielding, are characterized by higher risk. See Appendix A for a general description of securities ratings. These securities may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated securities. These securities generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to the issuer’s ability to make principal and interest payments in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories. Such securities’ higher yield compared to yields of securities rated investment grade is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and, to the extent a Portfolio invests in such securities, will be a substantial factor in the Portfolio’s relative share price volatility. Although the ratings of Rating Agencies may be an initial criterion for selection of portfolio investments, the Investment Manager also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal based upon financial and other available information. The success of a Portfolio’s investments in lower-rated securities may be more dependent on the Investment Manager’s credit analysis than might be the case for investments in higher-rated securities.

Bond prices generally are inversely related to interest rate changes. However, bond price volatility also may be inversely related to coupon. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon.

The prices of these securities can fall dramatically in response to negative news about the issuer or its industry. The market values of many of these securities also tend to be more sensitive to general economic conditions, particularly economic downturns, than are higher-rated securities and will fluctuate over time. Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. An economic downturn could adversely affect the ability of the issuers of lower-rated securities to repay principal and pay interest thereon and increase the incidence of default for such securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer. It is likely that an economic recession also would disrupt severely the market for such securities and have an adverse impact on their value.

Because there is no established retail secondary market for many of these securities, it is anticipated that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and a Portfolio’s ability to dispose of particular issues when necessary to meet the Portfolio’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing its portfolio and calculating its NAV and could result in the Portfolio selling such securities at lower prices than those used in calculating the Portfolio’s NAV, particularly if selling securities on short notice. Adverse publicity and investor perceptions, whether or not based on fundamental

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analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

A Portfolio may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Portfolios do not have an arrangement with any persons concerning the acquisition of such securities.

The credit risk factors pertaining to lower-rated securities discussed above generally also may apply to lower-rated preferred, convertible, zero coupon, pay-in-kind and step up securities.

Distressed and Defaulted Securities. Investing in securities that are the subject of bankruptcy proceedings or in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by a Portfolio (“Distressed Securities”) is speculative and involves significant risks. A Portfolio may make such investments when, among other circumstances, the Investment Manager believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Portfolio will receive new securities in return for the Distressed Securities. There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Portfolio makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that the Portfolio would receive any interest payments on the Distressed Securities, the Portfolio would be subject to significant uncertainty as to whether the exchange offer or plan of reorganization will be completed and the Portfolio may be required to bear certain extraordinary expenses to protect and/or recover its investment. A Portfolio also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by the Distressed Securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the Distressed Securities or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a Portfolio, there can be no assurance that the securities or other assets received by the Portfolio in connection with the exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made, or no value. Moreover, any securities received by a Portfolio upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if a Portfolio participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Portfolio may be restricted from disposing of such securities for a period of time. To the extent that a Portfolio becomes involved in such proceedings, the Portfolio may have a more active participation in the affairs of the issuer than that assumed generally by an investor.

Variable and Floating Rate Securities. Variable and floating rate securities provide for adjustment in the interest rate paid on the obligations. The interest rate on variable or floating rate securities is ordinarily determined by reference to or is a percentage of a bank’s prime rate, the 90-day Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates or some other objective measure. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as a change in the prime rate. Variable rate obligations typically provide for a specified periodic adjustment in the interest rate, while floating rate obligations typically have an interest rate which changes whenever there is a change in the external interest or market rate. Because of the interest rate adjustment feature, variable and floating rate securities typically provide a Portfolio with a certain degree of protection against rises in interest rates, although the Portfolio will participate in any declines in interest rates as well. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.

The interest rate on an inverse floating rate debt instrument (“inverse floater”) resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Certain of these securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

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Variable and floating rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days’ notice. In other cases, the demand feature is exercisable at any time on 30 days’ notice or on similar notice at intervals of not more than one year. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

Variable Rate Instruments and the Government Money Market Portfolio. Variable or floating rate instruments with stated maturities of more than 397 days may, under the SEC rule applicable to money market funds, Rule 2a-7 under the 1940 Act, be deemed to have shorter maturities (other than in connection with the calculation of dollar-weighted average life to maturity of a portfolio) as follows:

▪ Adjustable Rate Government Securities. A U.S. Government security which is a variable rate security where the variable rate of interest is readjusted no less frequently than every 397 days shall be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A U.S. Government security which is a floating rate security shall be deemed to have a remaining maturity of one day.

▪ Short-Term Variable Rate Securities. A variable rate security, the principal amount of which, in accordance with the terms of the security, must unconditionally be paid in 397 calendar days or less shall be deemed to have maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

▪ Long-Term Variable Rate Securities. A variable rate security, the principal amount of which is scheduled to be paid in more than 397 days, that is subject to a demand feature shall be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

▪ Short-Term Floating Rate Securities. A floating rate security, the principal amount of which, in accordance with the terms of the security, must unconditionally be paid in 397 calendar days or less shall be deemed to have a maturity of one day.

▪ Long-Term Floating Rate Securities. A floating rate security, the principal amount of which is scheduled to be paid in more than 397 days, that is subject to a demand feature, shall be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

Variable and floating rate instruments for which no readily available market exists will be purchased in an amount which, together with securities with legal or contractual restrictions on resale or for which no readily available market exists (including repurchase agreements providing for settlement more than seven days after notice), exceeds 5% of total assets for the Government Money Market Portfolio only if such instruments are subject to a demand feature that will permit the Portfolio to demand payment of the principal within seven days after demand by the Government Money Market Portfolio. If not rated, such instruments must be found by the Investment Manager to be of comparable quality to instruments in which the Government Money Market Portfolio may invest.

Low or Negative Interest Rates. In a low or negative interest rate environment, debt instruments may trade at negative yields, which means the purchaser of the instrument may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent a Portfolio holds a negatively-yielding debt instrument or has a bank deposit with a negative interest rate, the Portfolio would generate a negative return on that investment. If negative interest rates become more prevalent in the market and/or if low or negative interest rates persist for a sustained period of time, some investors may seek to reallocate assets to other income producing assets, such as investment-grade and higher-yield debt instruments, or equity investments that pay a dividend, absent other market risks that may make such alternative investments unattractive. This increased demand for higher yielding assets may cause the price of such instruments to rise while triggering a corresponding decrease in yield over time, thus reducing the value of such alternative investments. In addition, a move to higher yielding investments may cause investors, including a Portfolio (to the extent permitted by its investment objective and strategies), to seek fixed-income investments with longer maturities and/or potentially reduced credit quality in order to seek the desired level of yield. These considerations may limit a Portfolio’s ability to locate fixed-income instruments containing the desired risk/return profile. Changing interest rates, including, but not limited to, rates that fall below zero, could have unpredictable effects on the markets and may expose fixed-

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income and related markets to heightened volatility and potential illiquidity. For the Government Money Market Portfolio, a low or negative interest rate environment could impact the Portfolio’s ability to maintain a stable $1.00 share price. During a low or negative interest rate environment, the Government Money Market Portfolio may reduce the number of shares outstanding on a pro rata basis through share cancellation (also referred to as a reverse distribution mechanism) to seek to maintain a stable $1.00 price per share, to the extent permissible by applicable law and its organizational documents. Alternatively, the Government Money Market Portfolio may discontinue using the amortized cost method of valuation to maintain a stable $1.00 price per share and establish a fluctuating NAV per share rounded to four decimal places by using available market quotations or equivalents.

Loan Interests. Loans interests are subject to credit risk, including the risk of nonpayment of principal or interest. Loan interests generally are subject to restrictions on transfer, and a Portfolio may be unable to sell loan interests at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than what a Portfolio regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and typically have extended settlement periods (generally greater than 7 days). This exposes a Portfolio to the risk that the receipt of principal and interest payments may be late due to delayed interest settlement. Extended settlement periods during significant Portfolio redemption activity could potentially cause increased short-term liquidity demands on a Portfolio. As a result, a Portfolio may be forced to sell investments at unfavorable prices, or borrow money or effect short settlements where possible (at a cost to the Portfolio), in an effort to generate sufficient cash to pay redeeming shareholders. A Portfolio’s actions in this regard may not be successful. Interests in loans created to finance highly leveraged companies or transactions, such as corporate acquisitions, may be especially vulnerable to adverse changes in economic or market conditions. Loan interests may not be considered “securities,” and purchasers, such as a Portfolio, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets, although many covenants may be waived or modified with the consent of a certain percentage of the holders of the loans even if a Portfolio does not consent. There is a risk that the value of any collateral securing a loan in which a Portfolio has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In most loan agreements there is no formal requirement to pledge additional collateral. In the event the borrower defaults, a Portfolio’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, there is a risk that a court could take action with respect to a loan that is adverse to the holders of the loan, including a Portfolio. Such actions may include invalidating the loan, the lien on the collateral, the priority status of the loan, or ordering the refund of interest previously paid by the borrower. Any such actions by a court could adversely affect a Portfolio’s performance. A default or expected default of a loan could also make it difficult for a Portfolio to sell the loan at a price approximating the value previously placed on it. In order to enforce its rights in the event of a default, bankruptcy or similar situation, a Portfolio may be required to retain legal or similar counsel. This may increase a Portfolio’s operating expenses and adversely affect its NAV. Loans that have a lower priority for repayment in an issuer’s capital structure may involve a higher degree of overall risk than more senior loans of the same borrower. In the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the first lien secured lenders. The remaining collateral may not be sufficient to cover the full amount owed on the loan in which a Portfolio has an interest. In addition, if a secured loan is foreclosed, a Portfolio would likely bear the costs and liabilities associated with owning and disposing of the collateral. The collateral may be difficult to sell and a Portfolio would bear the risk that the collateral may decline in value while the Portfolio is holding it. From time to time, disagreements may arise amongst the holders of loans and debt in the capital structure of an issuer, which may give rise to litigation risks, including the risk that a court could take action adverse to the holders of the loan, which could negatively impact a Portfolio’s performance.

A Portfolio may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, a Portfolio will usually succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. Alternatively, a Portfolio may acquire a participation interest in a loan that is held by another party. When a Portfolio’s loan interest is a participation, the Portfolio may have less control over the exercise of remedies than the party selling the participation interest, and the Portfolio normally

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would not have any direct rights against the borrower. As a participant, a Portfolio would also be subject to the risk that the party selling the participation interest would not remit the Portfolio’s pro rata share of loan payments to the Portfolio. It may also be difficult for a Portfolio to obtain an accurate picture of a lending bank’s financial condition.

Participation Interests. Corporate obligations denominated in U.S. or foreign currencies may be originated, negotiated and structured by a syndicate of lenders (“Co-Lenders”) consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which administers the security on behalf of the syndicate (the “Agent Bank”). Co-Lenders may sell such securities to third parties called “Participants.” A Portfolio investing in such securities may participate as a Co-Lender at origination or by acquiring an interest in the security from a Co-Lender or a Participant (collectively, “participation interests”). Co-Lenders and Participants interposed between the Portfolio and the corporate borrower (the “Borrower”), together with Agent Banks, are referred to herein as “Intermediate Participants.”

A Portfolio may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the Fund, on behalf of the Portfolio, and the Borrower. A participation interest gives the Portfolio an undivided interest in the security in the proportion that the Portfolio’s participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Portfolio, the participation interest will be collateralized by U.S. government securities, or, in the case of unrated participation interests, the Investment Manager must have determined that the instrument is of comparable quality to those instruments in which the Portfolio may invest. The Portfolio would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the Portfolio’s rights against the Borrower, but also for the receipt and processing of payments due to the Portfolio under the security. The Portfolio would have the right to receive payments of principal, interest and any fees to which it is entitled only from the Intermediate Participant and only upon receipt of the payments from the Borrower. The Portfolio generally will have no right to enforce compliance by the Borrower nor any rights of set-off against the Borrower, and the Portfolio may not directly benefit from any collateral supporting the obligation in which it has purchased the participation interest. Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, if the Borrower fails to pay principal and interest when due the Portfolio may be subject to delays, expenses and risks that are greater than those that would be involved if the Portfolio were to enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, the Portfolio may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Portfolio also may be subject to the risk that the Intermediate Participant may become insolvent. In the event of the insolvency of the Intermediate Participant, the Portfolio may be treated as a general creditor of the Intermediate Participant and may not benefit from any set-off between the Intermediate Participant and the Borrower. Certain participation interests may be structured in a manner designed to avoid purchasers being subject to the credit risk of the Intermediate Participant, but even under such a structure, in the event of the Intermediate Participant’s insolvency, the Intermediate Participant’s servicing of the participation interests may be delayed and the assignability of the participation interest impaired. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of the Portfolio were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank’s creditors. In such case, the Portfolio might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

A Portfolio may have difficulty disposing of participation interests because to do so it will have to sell such securities to a third party. Because there is no established secondary market for such securities, it is anticipated that such securities could be sold only to a limited number of institutional investors. The lack of an established secondary market may have an adverse impact on the value of such securities and the Portfolio’s ability to dispose of particular participation interests when necessary to meet the Portfolio’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the Borrower. The lack of an established secondary market for participation interests also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio’s investments and calculating its NAV.

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Mortgage-Related Securities. Mortgage-related securities, which may be considered a form of derivative, are collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as those described below and include pass-through securities, adjustable rate mortgages or other kinds of mortgage-backed securities, including those with fixed, floating and variable interest rates; interest rates based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates; and those that do not bear interest.

Mortgage-related securities are complex instruments, subject to credit, prepayment risk and interest rate risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. Although certain mortgage-related securities are guaranteed by a third party (such as a U.S. government agency or instrumentality with respect to government-related mortgage-backed securities) or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured. Mortgage-backed securities issued by private issuers, whether or not such securities are subject to guarantees or another form of credit enhancement, may entail greater risk than securities directly or indirectly guaranteed by the U.S. government. The market value of mortgage-related securities depends on, among other things, the level of interest rates, the securities’ coupon rates and the payment history of the mortgagors of the underlying mortgages. Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties and to prepayment risk. In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support. Improved credit risk does not reduce prepayment risk which is unrelated to the rating assigned to the mortgage-related security. Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if the market value of the security declines, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral (the rates of which are highly dependent upon changes in interest rates, as discussed below). Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these securities may be subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such securities may be redeemed prior to their scheduled maturities or even prior to ordinary call dates. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period. The ability of issuers of mortgage-backed securities to make payments depends on such factors as rental income, occupancy levels, operating expenses, mortgage default rates, taxes, government regulations and appropriation of subsidies. Certain mortgage-related securities, such as inverse floating rate collateralized mortgage obligations (“CMOs”), have coupons that move inversely to a multiple of a specific index which may result in increased price volatility.

As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since during periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security’s stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security’s return to a Portfolio. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security’s expected maturity, which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments on a Portfolio’s mortgage-related securities to decrease broadly, the Portfolio’s effective duration, and thus sensitivity to interest rate fluctuations, would increase. Commercial real property loans, however, often contain provisions that substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases, there may be prohibitions on principal prepayments for several years following origination.

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Residential Mortgage-Related Securities. Residential mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or instrumentalities, such as the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”), or issued by private entities, have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes. Some mortgage-related securities have structures that make their reactions to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the U.S. government. Ginnie Maes are created by an “issuer,” which is a Federal Housing Administration (“FHA”) approved mortgagee that also meets criteria imposed by GNMA. The issuer assembles a pool of FHA or Department of Veterans’ Affairs (“VA”) insured or guaranteed mortgages which are homogeneous as to interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the Ginnie Maes backed by the mortgages included in the pool. The Ginnie Maes, endorsed by GNMA, then are sold by the issuer through securities dealers. Ginnie Maes bear a stated “coupon rate” which represents the effective underlying mortgage rate at the time of issuance, less GNMA’s and the issuer’s fees. GNMA may borrow Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying a Ginnie Mae are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the Ginnie Mae is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular Ginnie Mae. Payments to holders of Ginnie Maes consist of the monthly distributions of interest and principal less GNMA’s and the issuer’s fees. The actual yield to be earned by a holder of a Ginnie Mae is calculated by dividing interest payments by the purchase price paid for the Ginnie Mae (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on Ginnie Maes.

Mortgage-related securities issued by FNMA, including FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”), are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the U.S. government. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). Freddie Macs are not guaranteed by the U.S. government or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. In 2019, FHFA (as defined below) began mandating that FNMA and FHLMC cease issuing their own mortgage-backed securities and begin issuing “Uniform Mortgage-Backed Securities” or “UMBS.” Each UMBS has a 55-day remittance cycle and can be used as collateral in either a FNMA or a FHLMC CMO or held for investment. Investors may be approached to convert existing mortgage-backed securities into UMBS, possibly with an inducement fee being offered to holders of FHLMC PCs.

FNMA and FHLMC Conservatorship and Treasury Support. It is possible that issuers of U.S. Government securities will not have the funds to meet their payment obligations in the future. FNMA and FHLMC (together, the “Enterprises”) continue to operate under conservatorship of the Federal Housing Finance Agency (“FHFA”), as they have since 2008. Treasury provides the Enterprises with financial support through the Senior Preferred Stock Purchase Agreements (“SPSPAs”), which were executed on September 7, 2008, one day after the Enterprises were placed in conservatorships. The SPSPAs were designed to ensure that the Enterprises: (i) provide stability to the financial markets; (ii) prevent disruptions in the availability of mortgage finance; and (iii) protect the taxpayer.

The FHFA and U.S. Presidential administration have made public statements regarding plans to consider ending the conservatorships. Under a letter agreement between the FHFA (in its role as conservator) and the U.S. Treasury, the FHFA is prohibited from removing its conservatorship of each Enterprise until litigation regarding the

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conservatorship has ended and each Enterprise has retained equity capital levels equal to three percent of their total assets. It is unclear how long it will be before the FHFA will be able to remove its conservatorship of the Enterprises under this letter agreement. The FHFA has indicated that the conservatorship of each Enterprise will end when the director of FHFA determines that FHFA’s plan to restore the Enterprise to a safe and solvent condition has been completed. The FHFA recently announced plans to consider taking the Enterprises out of conservatorship and has begun a multi-step process, including its first pricing review of Enterprise products since 2015, to unwind the Enterprises from government control. In the event that the Enterprises are taken out of conservatorship, it is unclear how their respective capital structure would be constructed and what impact, if any, there would be on each of the Enterprises’ creditworthiness and guarantees of certain mortgage-backed securities. The Enterprises are dependent upon the continued support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of the Enterprises and the value of their securities and the securities which they guarantee.

Commercial Mortgage-Related Securities. Commercial mortgage-related securities generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. Similar to residential mortgage-related securities, commercial mortgage-related securities have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes. These mortgage-related securities generally are constructed to provide protection to holders of the senior classes against potential losses on the underlying mortgage loans. This protection is generally provided by having the holders of the subordinated classes of securities (“Subordinated Securities”) take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans. In addition, the repayment of loans secured by income-producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on certain types of commercial properties than those secured by loans on residential properties. The risks that recovery or repossessed collateral might be unavailable or inadequate to support payments on commercial mortgage-related securities may be greater than is the case for non-multifamily residential mortgage-related securities.

Subordinated Securities. Subordinated Securities, including those issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers, have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgages. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.

CMOs and Multi-Class Pass-Through Securities. CMOs are multi-class bonds backed by pools of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (a) GNMA, FNMA or FHLMC pass-through certificates, (b) unsecuritized mortgage loans insured by the FHA-related securities or (c) any combination thereof.

Each class of CMOs, often referred to as a “tranche,” is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index or market rate, or sometimes more than one index. These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the opposite direction to an applicable index or market rate. Accordingly, the coupon rate thereon will increase as

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interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs.The US High Yield ETF may invest, to a limited extent, in residual interests in real estate mortgage investment conduits (“REMICs”).

Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes. The coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics may at times be very thin. Each Portfolio’s ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security’s principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

Private Entity Securities. Mortgage-related securities may be issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers the Portfolio or the price of the Portfolio’s shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing (“CMO Residuals”).

The cash flow generated by the mortgage assets underlying series of CMOs is applied first to make required payments of principal of and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO Residual represents dividend or interest income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMOs, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO Residuals is extremely sensitive to prepayments on the related underlying mortgage assets in the same manner as an IO class of stripped mortgage-back securities. See “Stripped Mortgage-Backed Securities” above. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to the level of the index upon which interest rate adjustments are based. As described above with respect to stripped mortgage-back securities, in certain circumstances, the Portfolio may fail to fully recoup its initial investment in a CMO Residual.

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CMO Residuals generally are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. CMO Residuals may not have the liquidity of other more established securities trading in other markets. Transactions in CMO Residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, whether or not registered under the Securities Act of 1933, as amended (the “Securities Act”), CMO Residuals may be subject to certain restrictions of transferability. Ownership of certain CMO Residuals imposes liability for certain of the expenses of the related CMO issuer on the purchaser. The Investment Manager will not purchase any CMO Residual that imposes such liability on the Portfolio.

Other Mortgage-Related Securities. Other mortgage-related securities in which a Portfolio may invest include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Asset-Backed Securities. Asset-backed securities are a form of derivative instrument. Non-mortgage asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities, including the issuance of securities in senior and subordinated classes (see “Mortgage-Related Securities—Commercial Mortgage-Related Securities” and “—Subordinated Securities” above). These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. Other types of asset-backed securities may be developed in the future. The purchase of non-mortgage asset-backed securities raises considerations particular to the financing of the instruments underlying such securities.

Asset-backed securities present certain risks of mortgage-backed securities, such as prepayment risk, as well as risks that are not presented by mortgage-backed securities. Primarily, these securities may provide a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to so do, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the securities, usually is not amended to reflect the assignment of the seller’s security interest for the benefit of the holders of the securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner’s obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related securities.

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Municipal Securities. U.S. municipal securities, the interest on which is, in the opinion of the issuer’s counsel at the time of issuance, exempt from regular U.S. federal income tax (“Municipal Securities”), are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities, to obtain funds for various public purposes, and include certain industrial development bonds issued by or on behalf of public authorities. Municipal Securities are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds, in most cases, are revenue bonds that generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond issuance, collection of taxes or receipt of other revenues. Municipal Securities include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Securities bear fixed, floating or variable rates of interest which are determined in some instances by formulas under which the Municipal Securities’ interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum.

The Municipal Securities market is not subject to the same level of regulation as other sectors of the U.S. capital markets due to broad exemptions under the federal securities laws for Municipal Securities. As a result, there may be less publicly available information about the financial condition of municipal security issuers than for issuers of securities registered under the Securities Act. Therefore, municipal securities may be more difficult to value accurately.

For the purpose of diversification under the 1940 Act, the identification of the issuer of Municipal Securities depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and will be treated as an issue of such government or other entity.

The yields on Municipal Securities are dependent on a variety of factors, including general economic and monetary conditions, conditions in the Municipal Securities market, size of a particular offering, maturity of the obligation and rating of the issue and certain other factors. While, in general, Municipal Securities are tax exempt securities having relatively low yields as compared to taxable, non-Municipal Securities of similar quality, certain Municipal Securities are taxable obligations offering yields comparable to, and in some cases greater than, the yields available on other permissible Portfolio investments. Dividends received by shareholders of the Portfolios which are attributable to interest income received by the Portfolios from Municipal Securities generally will be subject to U.S. federal income tax.

Municipal Securities include certain private activity bonds (a type of revenue bond), the income from which is subject to the federal alternative minimum tax. Although RICs generally are not subject to the alternative minimum tax, the Code provides that shareholders of a RIC that receive an exempt-interest dividend attributable to income arising from a specified private activity bond will be subject to the alternative minimum tax on their proportionate share of interest attributable to the private activity bonds, in a manner to be prescribed in Treasury regulations; however, as of the date hereof, no regulations implementing this rule have been proposed by Treasury, and it is not known when such regulations are expected to be issued, nor what form such regulations will take.

Certain provisions in the Code relating to the issuance of Municipal Securities may reduce the volume of Municipal Securities qualifying for federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Securities available for purchase and thus reduce available yield.

Floating and Variable Rate Demand Obligations. Floating and variable rate demand notes and bonds are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Accordingly, where these obligations are not secured by

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letters of credit or other credit support arrangements, the Portfolio’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

Municipal Lease Obligations. Municipal lease obligations or installment purchase contract obligations (collectively, “lease obligations”) may take the form of a lease, installment purchase or a conditional sale contract and are issued by state and local governments and authorities to acquire land or a wide variety of equipment and facilities. Lease obligations have special risks not ordinarily associated with Municipal Securities. Although lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation ordinarily is backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations in which the Portfolio may invest may contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. There have been challenges to the legality of lease financing in numerous states, and, from time to time, certain municipalities have considered not appropriating money for lease payments. Certain lease obligations may be illiquid.

Zero Coupon, Pay-In-Kind and Step Up Securities. Zero coupon securities are securities issued or sold at a discount from their face value that do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date. Pay-in-kind bonds are bonds that generally pay interest through the issuance of additional bonds. Step-up coupon bonds are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The market prices of these securities generally are more volatile, particularly during periods no interest is paid, and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay interest periodically having similar maturities and credit qualities. In addition, unlike bonds that pay interest throughout the period to maturity, a Portfolio will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Portfolio may obtain no return at all on its investment. U.S. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step up bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a RIC and avoid liability for U.S. federal income taxes, a Portfolio may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Inflation-Indexed Securities. Inflation-indexed securities are indexed to inflation so that principal and interest payments rise and fall with the rate of inflation. Two structures are common. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond, which has the effect of changing the interest amount paid. Other issuers pay out inflation-indexed accruals as part of a semi-annual coupon.

The periodic adjustment of Treasury Inflation Protected Securities (“TIPS”) is tied to the Consumer Price Index for All Urban Consumers (the “CPI-U”), which is calculated monthly by the Bureau of Labor Statistics of the U.S. Department of Labor and measures the changes in the price of a basket of goods and services purchased by urban consumers. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any other inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Treasury has guaranteed that, in the event of a drop in prices, TIPS would repay the adjusted principal or the original principal, whichever is greater, so that investors will not receive less than the originally invested principal. However, the current market value of TIPS is not guaranteed and will fluctuate. Inflation-indexed securities issued by corporations generally do not guarantee repayment of principal.

The value of inflation-indexed securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities. Any increase in

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the principal amount of an inflation-indexed security generally will be considered taxable ordinary income, even though investors do not receive their principal until maturity. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure. In addition, because inflation-indexed securities are intended to provide protection from inflation, they generally have lower expected returns.

Cryptocurrency. Cryptocurrencies (also referred to as “virtual currencies,” “coins,” “tokens” and “digital currencies”) are digital assets and may act as a store of wealth, a medium of exchange or an investment vehicle. Cryptocurrency is an emerging asset class. There are thousands of cryptocurrencies, the most well-known of which is bitcoin. Although the Portfolios have no current intention of directly investing in cryptocurrencies, some issuers have begun to accept cryptocurrency for payment of services, use cryptocurrencies as reserve assets or invest in cryptocurrencies, and the Portfolios may invest in securities of such issuers. The Portfolios may also invest in securities of issuers which provide cryptocurrency-related services.

Cryptocurrencies are subject to fluctuations in value. Cryptocurrencies are not backed by any government, corporation or other identified body. Rather, the value of a cryptocurrency is determined by other factors, such as the perceived future prospects or the supply and demand for such cryptocurrency in the global market for the trading of cryptocurrency. Such trading markets are unregulated and may be more exposed to operational or technical issues as well as fraud or manipulation in comparison to established, regulated exchanges for securities, derivatives and traditional currencies. The value of a cryptocurrency may decline precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes, a loss of confidence in its network or a change in user preference to other cryptocurrencies. An issuer that owns cryptocurrencies may experience custody issues, and may lose its cryptocurrency holdings through theft, hacking, or technical glitches in the applicable blockchain. The Portfolios may experience losses as a result of the decline in value of its securities of issuers that own cryptocurrencies or which provide cryptocurrency-related services. If an issuer that owns cryptocurrencies intends to pay a dividend using such holdings or to otherwise make a distribution of such holdings to its shareholders, such dividends or distributions may face regulatory, operational and technical issues.

Factors affecting the further development of cryptocurrencies include, but are not limited to: continued worldwide growth of, or possible cessation of or reversal in, the adoption and use of cryptocurrencies and other digital assets; the developing regulatory environment relating to cryptocurrencies, including the characterization of cryptocurrencies as currencies, commodities, or securities, the tax treatment of cryptocurrencies, and government and quasi-government regulation or restrictions on, or regulation of access to and operation of, cryptocurrency networks and the exchanges on which cryptocurrencies trade, including anti-money laundering regulations and requirements; perceptions regarding the environmental impact of a cryptocurrency; changes in consumer demographics and public preferences; general economic conditions; maintenance and development of open-source software protocols; the availability and popularity of other forms or methods of buying and selling goods and services; the use of the networks supporting digital assets, such as those for developing smart contracts and distributed applications; and general risks tied to the use of information technologies, including cyber risks. A hack or failure of one cryptocurrency may lead to a loss in confidence in, and thus decreased usage and/or value of, other cryptocurrencies.

Non-U.S. Securities

Non-U.S. securities include the securities of companies organized under the laws of countries other than the United States and those issued or guaranteed by governments other than the U.S. government or by foreign supranational entities. They also include securities of companies whose principal trading market is in a country other than the United States or of companies (including those that are located in the United States or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a majority of their assets outside the United States. They may be traded on foreign securities exchanges or in the foreign over-the-counter markets. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development

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(the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

Investing in the securities of foreign issuers, as well as instruments that provide investment exposure to foreign securities and markets, involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates (i.e., affecting the value of assets as measured in U.S. dollars), changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. A change in the value of such foreign currency against the U.S. dollar also will result in a change in the amount of income available for distribution. If a portion of a Portfolio’s investment income may be received in foreign currencies, the Portfolio will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the Portfolio will absorb the cost of currency fluctuations. After a Portfolio has distributed income, subsequent foreign currency losses may result in the Portfolio having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders. In addition, if the exchange rate for the currency in which a Portfolio receives interest payments declines against the U.S. dollar before such income is distributed as dividends to shareholders, a Portfolio may have to sell portfolio securities to obtain sufficient cash to enable the Portfolio to pay such dividends. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets, and foreign custodial costs are higher than domestic custodial costs. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers, including depositary receipts, foreign government obligations and securities of supranational entities, are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States. However, the capital markets in the U.S. and internationally have experienced periods of significant volatility in recent years, causing significant declines in the value and liquidity of many securities. These market conditions may reoccur at any time. Additionally, many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline.

Foreign investments involve risks unique to the local political, economic, and regulatory structures in place, as well as the potential for social instability, military unrest, or diplomatic developments that could prove adverse to the interests of U.S. investors. Individual foreign economies can differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In addition, significant external political and economic risks currently affect some foreign countries. For example, both Taiwan and China claim sovereignty over Taiwan and there is a demilitarized border and hostile relations between North and South Korea. War and terrorism affect many countries, especially those in Africa and the Middle East. Russia’s war in Ukraine is likely to impact countries throughout the world. The future proliferation and effects of these and similar events and other socio-political or geographical issues are not known but could suddenly and/or profoundly affect global economies, markets, certain industries and/or specific securities.

From time to time, certain of the companies in which a Portfolio may invest may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. and other governments or identified by the U.S. government as state sponsors of terrorism. Economic and trade sanctions may prohibit, among other things, transactions with and the provision of services to certain countries, territories, entities and individuals. Non-U.S. securities may be subject to economic sanctions or other similar governmental actions or developments which could, among other things, effectively restrict or eliminate the Portfolio’s ability to purchase or sell certain foreign securities. Furthermore, as a result of economic sanctions or other similar governmental actions, a Portfolio may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. To the extent the Portfolio holds securities subject to such actions, the securities may become difficult to value and/or less liquid (or illiquid). In some cases, the securities may become worthless. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes

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imposed by the U.S. government as state sponsors of terrorism. As an investor in such companies, a Portfolio will be indirectly subject to those risks. Iran, for example, is subject to several United Nations sanctions and is an embargoed country by Treasury’s Office of Foreign Assets Control (“OFAC”).

In addition, from time to time, certain of the companies in which a Portfolio may invest may engage in, or have dealings with countries or companies that engage in, activities that may not be considered socially and/or environmentally responsible. As a result, a company may suffer damage to its reputation if it is identified as a company which engages in, or has dealings with countries or companies that engage in, the above referenced activities. As an investor in such companies, a Portfolio would be indirectly subject to those risks.

Because evidences of ownership of such securities usually are held outside the United States, a Portfolio will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions, which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage, exchange control regulation or otherwise. Moreover, foreign securities held by a Portfolio may trade on days when the Portfolio does not calculate its NAV and thus affect the Portfolio’s NAV on days when investors have no access to the Portfolio. Because foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

Investing in North America. A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire North American region. The U.S. is Canada’s and Mexico’s largest trading and investment partner, and the Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Political developments, including policy and legislative changes, in one North American country may have a significant effect on North American markets generally, as well as on the value of Portfolio investments in or related to these markets.

Investing in Europe and the U.K. Ongoing concerns regarding the economies of certain European countries and/or their sovereign debt, as well as the possibility that one or more countries might leave the European Union (the “E.U.”), create risks for investing in the E.U.

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced significant volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside of Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not be effective, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of outstanding debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

The departure of the United Kingdom (the “U.K.”) from the E.U. (known as “Brexit”) added greater volatility in the global financial and currency markets, as well as added uncertainty on both the U.K. economy and the economies of other countries in Europe. It is also unknown whether the U.K.’s exit from the E.U. will increase the likelihood of other countries also departing the E.U. Any additional exits from the E.U., or the possibility of such exits, may have a significant impact on European and global economies, which may result in increased volatility and illiquidity, new legal and regulatory uncertainties and potentially lower economic growth. It is not possible to ascertain the precise impact these events may have on a Portfolio or its investments from an economic, financial, tax or regulatory perspective but any such impact could have material consequences for the Portfolios and their investments.

Whether or not a Portfolio invests in securities of issuers located in Europe or has significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Portfolio’s investment.

Investing in Japan. Over the last few decades, Japan’s economic growth rate had remained relatively low compared to that of its Asian neighbors and other major developed economies mainly due to deflation. The economy is characterized by an aging demographic, a declining population, a large government debt and a highly regulated

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labor market. Monetary and fiscal policies designed to stimulate economic growth in Japan have had limited success in the past prior to the current government. Overseas trade is important to Japan’s economy, although exports as a percentage of Japan’s gross domestic product is lower than other Asian countries and most developed countries. Japan has few natural resources and limited land area and is reliant on imports for its commodity needs. Fluctuations or shortages in relevant commodity markets could have a negative impact on Japan’s economy. The Japanese economy also can be adversely affected by trade tariffs, other protectionist measures, competition from emerging economies, and the economic conditions of its trading partners. Furthermore, the Japanese economic growth rate could be impacted by Bank of Japan monetary policies, rising interest rates, tax increases, budget deficits, consumer confidence and volatility in the Japanese yen. Japan has previously had a growing economic relationship with China and other Southeast Asian countries, and economic, political or social instability in those countries, whether resulting from country, regional or global events, could have an adverse effect on Japan’s economy. For instance, strained relations with neighboring countries (China, South Korea, North Korea and Russia) may negatively impact the Japanese economy, the geographic region and the global economy. The specific risks of investing in Japan, certain of which are summarized in this section, could, individually or in the aggregate, adversely impact investments in Japan.

Labor Market. Japan’s labor market, affected by the aging and shrinking population, appears to be undergoing fundamental structural changes. The changing population has increased the cost of Japan’s pension and public welfare system. Japan’s labor market, which traditionally preferred lifetime employment, also has sought to adjust to meet the need for increased labor mobility. Issues in Japan’s labor market may, among other consequences, adversely affect Japan’s economic competitiveness.

Currency Fluctuations. The Japanese yen has fluctuated widely at times, and any material increase in its value may cause a decline in exports that could weaken the Japanese economy. The Japanese government has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen. Japan’s intervention in the currency markets could cause the value of the yen to fluctuate dramatically and unpredictably. A decline in value of the yen relative to the U.S. dollar will affect the value of these investments held by a Portfolio.

Natural Disasters. Japan has experienced natural disasters, such as earthquakes and tidal waves, of varying degrees of severity. The risks of such phenomena, and the resulting damage, continue to exist and could have a severe and negative impact on a Portfolio’s holdings in Japanese securities. Japan also has one of the world’s highest population densities, with a significant percentage of its total population concentrated in the metropolitan areas of Tokyo, Osaka and Nagoya. As a result, a natural disaster centered in or very near one of these cities could have a particularly devastating effect on Japan’s financial markets.

Emerging Markets. Investments in, or economically tied to, emerging market countries may be subject to higher risks than investments in companies in developed countries. Risks of investing in emerging markets and emerging market securities include (in addition to those described above): less social, political and economic stability; less diverse and mature economic structures; higher volatility; the lack of publicly available information, including reports of payments of dividends or interest on outstanding securities; certain national policies that may restrict a Portfolio’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; local taxation; the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; the absence until recently, in certain countries, of a capital structure or market-oriented economy; the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in these countries; restrictions that may make it difficult or impossible for a Portfolio to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; the risk of uninsured loss due to lost, stolen, or counterfeit stock certificates; possible losses through the holding of securities in domestic and foreign custodial banks and depositories; heightened opportunities for governmental corruption; large amounts of foreign debt to finance basic governmental duties that could lead to restructuring or default; and heavy reliance on exports that may be severely affected by global economic downturns.

The purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of a Portfolio, its Investment Manager and its affiliates and their respective clients

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and other service providers. A Portfolio may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to government intervention and the imposition of “capital controls.” Countries use these controls to restrict volatile movements of capital entering (inflows) and exiting (outflows) their country to respond to certain economic conditions. Such controls are mainly applied to short-term capital transactions to counter speculative flows that threaten to undermine the stability of the exchange rate and deplete foreign exchange reserves. Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets in such a way that may adversely affect the ability of a Portfolio to repatriate their income and capital. These limitations may have a negative impact on the Portfolio’s performance and may adversely affect the liquidity of the Portfolio’s investment to the extent that it invests in certain emerging market countries. Some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market countries’ currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. If a Portfolio does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the Portfolio’s NAV will be adversely affected. In addition, some countries in which a Portfolio may invest have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, adverse effects on the economies and securities markets of certain of these countries. Further, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Frontier Markets. Certain companies are organized or have their principal place of business, or majority of assets or business, in pre-emerging markets, also known as frontier markets. The risks associated with investments in frontier market countries include all the risks described above for investments in foreign securities and emerging markets, although the risks are magnified for frontier market countries. Because frontier markets are among the smallest, least mature and least liquid of the emerging markets, investments in frontier markets generally are subject to a greater risk of loss than investments in developed markets or traditional emerging markets. Frontier market countries have smaller economies, less developed capital markets, more political and economic instability, weaker legal, financial accounting and regulatory infrastructure, and more governmental limitations on foreign investments than typically found in more developed countries, and frontier markets typically have greater market volatility, lower trading volume, lower capital flow, less investor participation, fewer large global companies and greater risk of a market shutdown than more developed markets. Frontier markets are more prone to economic shocks associated with political and economic risks than are emerging markets generally. Many frontier market countries may be dependent on commodities, foreign trade or foreign aid.

Additionally, the local taxation of income and capital gains accruing to non-residents varies among emerging market countries and may be comparatively high. Emerging market countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the Portfolios could in the future become subject to local tax liabilities that had not been anticipated in valuing its assets or making investments.

Other than for the purpose of a Portfolio’s policy with respect to the investment of 80% of its assets, the Portfolios consider emerging market countries to include all countries represented by the Morgan Stanley Capital International (“MSCI®”) Emerging Markets Index and other countries not considered developed countries by MSCI, and investments in emerging markets may include those companies included in the MSCI Emerging Markets Index and companies with their principal business activities located in, or that have 50% or more of their assets in or revenue or net income from, emerging market countries. The MSCI Emerging Markets Index currently includes the following countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

For the purpose of a Portfolio’s policy with respect to the investment of 80% of its assets, with respect to derivative instruments, the Investment Manager generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such

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currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries.

Investing in China. Investments in Chinese securities, including certain Hong Kong-listed securities, subject a Portfolio to risks specific to China. Specific risks associated with investments in China include, among others, (i) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese markets and issuers, including the risk that the U.S. government or other governments may sanction Chinese issuers or otherwise prohibit U.S. persons (such as the Portfolio) from investing in certain Chinese issuers, resulting in lack of liquidity and in price volatility, (ii) currency revaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of active intervention by the Chinese government in the Chinese securities markets (including both direct and indirect market stabilization efforts, which may affect valuations of Chinese issuers) and operations of Chinese issuers, whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) limitations on the use of brokers (or action by the Chinese government that discourages brokers from serving international clients), (vii) higher rates of inflation, (viii) greater political, economic and social uncertainty, (ix) market volatility caused by any potential regional or territorial conflicts (such as military, diplomatic, or trade conflicts and government intervention in economic and securities markets) or natural disasters, (x) the risk of increased trade tariffs, embargoes, sanctions and other trade limitations or retaliatory measures, (xi) custody risks associated with investing via Stock Connect (as defined below), (xii) both interim and permanent market regulations which may affect the ability of certain stockholders to sell Chinese securities when it would otherwise be advisable, (xiii) foreign ownership limits of any listed Chinese company, (xiv) different regulatory and audit requirements related to the quality of financial statements of Chinese issuers, (xv) limitations on the ability to inspect the quality of audits performed in China, particularly the Public Company Accounting Oversight Board’s (“PCAOB’s”) lack of access to inspect PCAOB-registered accounting firms in China, (xvi) limitations on the ability of U.S. authorities to enforce actions against non-U.S. companies and non-U.S. persons, and (xvii) limitations on the rights and remedies of investors as a matter of law.

The economy of China differs from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, interest rates, allocation of resources and capital reinvestment, among others. Over the last few decades, the Chinese government has undertaken reform of economic and market practices and has expanded the sphere of private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation.

The Chinese central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership or other involvement and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. It may do so in the future as well, potentially having a significant adverse effect on economic conditions in China. Economic reform programs in China have contributed to growth, but there is no guarantee that such reforms will continue. Reduced spending on Chinese products and services, which may result in substantial price reductions of goods and services and possible failure of individual companies and/or large segments of China’s export industry; institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the U.S. or other countries; or a downturn in any of the economies of China’s key trading partners, may have an adverse impact on the Chinese economy. China has experienced security concerns, such as terrorism and strained international relations. Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity, including

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purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities.

Events in any one country within Asia may impact other countries in the region as a whole. For example, the actual or potential escalation of hostility between China and Taiwan would likely have a significant adverse impact on the value or liquidity of investments in China. Investments in certain Hong Kong-listed securities may also subject a Portfolio to exposure to Chinese companies. In 1997, the United Kingdom handed over control of Hong Kong to the People’s Republic of China (the “PRC”). Since Hong Kong reverted to Chinese sovereignty in 1997, it has been governed by the Basic Law, which guarantees a high degree of autonomy for Hong Kong in certain matters until 2047. However, there have been tensions between the Chinese government and many people in Hong Kong who perceive China as tightening control over Hong Kong's semi-autonomous liberal political, economic, legal, and social framework. Recent protests and unrest have increased tensions even further. Due to the interconnected nature of the Hong Kong and Chinese economies, this instability in Hong Kong may cause uncertainty in the Hong Kong and Chinese markets. China has a complex territorial dispute regarding the sovereignty of Taiwan and has made threats of invasion. Taiwan-based companies and individuals are significant investors in China. Military conflict between China and Taiwan may adversely affect securities of Chinese issuers.

In addition, there is less regulation and monitoring of the securities markets and the activities of investors, brokers and other participants in China than in the U.S. Accordingly, issuers of securities in China are not subject to the same degree of regulation as those in the U.S. with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely and accurate disclosure of information. Stock markets in China are in the process of change and further development. This may lead to trading volatility, and difficulties in the settlement and recording of transactions and interpretation and application of the relevant regulations. Custodians may not be able to offer the level of service and safe-keeping in relation to the settlement and administration of securities in China that is customary in more developed markets. In particular, there is a risk that a Portfolio may not be recognized as the owner of securities that are held on behalf of the Portfolio.

Investing in Chinese Companies through Variable Interest Entities. The Portfolios may obtain exposure to companies based or operated in China by investing through legal structures known as variable interest entities (“VIEs”). Because of Chinese governmental restrictions on non-Chinese ownership of companies in certain industries in China, certain Chinese companies have used VIEs to facilitate foreign investment without distributing direct ownership of companies based or operated in China. In such cases, the Chinese operating company establishes an offshore company, and the offshore company enters into contractual arrangements with the Chinese company. These contractual arrangements are intended to give the offshore company the ability to exercise power over and obtain economic rights from the Chinese company. Shares of the offshore company, in turn, are listed and traded on exchanges outside of China and are available to non-Chinese investors, such as the Portfolios. This arrangement allows non-Chinese investors in the offshore company to obtain economic exposure to the Chinese company without direct equity ownership in the Chinese company.

Although VIEs are a longstanding industry practice and well known to officials and regulators in China, VIEs are not formally recognized under Chinese law. There is a risk that China may cease to tolerate VIEs at any time or impose new restrictions on the structure, in each case either generally or with respect to specific industries, sectors or companies. Actions by Chinese authorities could include revoking the business licenses of Chinese operating companies with VIE structures, imposing fines or penalties, confiscating income or assets, nationalizing the Chinese operating company, discontinuing or restricting operations in China, requiring changes to corporate structuring and contractual arrangements, prohibiting the use of proceeds from overseas financing or otherwise taking adverse regulatory or enforcement actions. Investments involving a VIE may also pose additional risks because such investments are made through a company whose interests in the underlying Chinese company are established through contract rather than through equity ownership. For example, in the event of a dispute, the offshore company’s contractual claims with respect to the Chinese company may be deemed unenforceable in China, thus limiting (or eliminating) the remedies and rights available to the offshore company and its investors, and a U.S.-listed company may expend substantial resources attempting to enforce the arrangements. There is also uncertainty related to the Chinese taxation of VIEs and the Chinese tax authorities could take positions that result in increased tax liabilities. Such legal uncertainty may also be exploited against the interests of the offshore company and its investors. Further, the interests of the equity owners of the Chinese company may conflict with the interests of the investors of the offshore company, and the fiduciary duties of the officers and directors of the Chinese company may

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differ from, or conflict with, the fiduciary duties of the officers and directors of the offshore company. The VIE structure generally restricts the Portfolios’ ability to influence the Chinese company through proxy voting and other means and may restrict the ability of an issuer to pay dividends to shareholders from the Chinese company’s earnings. Additionally, the Chinese government has taken positions that prevent the PCAOB from inspecting the audit work and practices of accounting firms in Mainland China and Hong Kong for compliance with U.S. law and professional standards. Audits performed by PCAOB-registered accounting firms in Mainland China and Hong Kong may be less reliable than those performed by firms subject to PCAOB inspection. Accordingly, information about the Chinese securities in which a Portfolio invests may be less reliable or complete. VIE structures also could face delisting or other ramifications for failure to meet the requirements of the SEC, the PCAOB or other United States regulators. If these risks materialize, the value of investments in VIEs could be adversely affected and the Portfolios could incur significant losses with no recourse available.

In December 2021, the China Securities Regulatory Commission (“CSRC”) published for consultation the Provisions of the State Council on the Administration of Overseas Securities Offering and Listing by Domestic Companies (Draft for Comments) and Administrative Measures for the Filing of Overseas Securities Offering and Listing by Domestic Companies (Draft for Comments) (together, the “Draft Rules”), which, in effect, require Chinese companies pursuing listings outside of Mainland China, including those doing so through the VIE structure, to make a filing with the CSRC. The Draft Rules propose that companies already listed using an existing VIE structure will be grandfathered. Although the Draft Rules acknowledge the VIE structure, they are not an endorsement and there is no guarantee that the Draft Rules will ultimately be enacted in their current form, nor is there a guarantee that the final version of the Draft Rules will not set out more stringent requirements that interfere with the operation of VIE structures by listed Chinese companies.

Stock Connect. Certain Portfolios may invest in eligible renminbi-denominated class A shares of equity securities that are listed and traded on certain Chinese stock exchanges (“China A-Shares”) through the Shanghai-Hong Kong Stock Connect Program or Shenzhen-Hong Kong Stock Connect Program (“Stock Connect”). Trading in China A-Shares through Stock Connect is subject to certain risks, which may change over time. A Portfolio’s investment in China A-Shares may only be traded through Stock Connect and is not otherwise transferable. The list of eligible China A-Shares may change from time to time. When a China A-Shares issue is recalled from the scope of securities eligible for trading through Stock Connect, a Portfolio may only sell, but not buy, the securities, which may adversely affect the Portfolio’s investment strategy.

While Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to all Stock Connect participants, which may restrict or preclude a Portfolio’s ability to invest in China A-Shares. For example, these quota limitations require that buy orders for China A-Shares be rejected once the remaining balance of the relevant quota drops to zero or the daily quota is exceeded (although a Portfolio would be permitted to sell China A-Shares regardless of the quota balance). These limitations may restrict a Portfolio from investing in China A-Shares on a timely basis, which could affect the Portfolio’s ability to effectively pursue its investment strategy. Investment quotas are also subject to change.

Chinese regulations prohibit over-selling of China A-Shares. If a Portfolio intends to sell China A-Shares it holds, it must transfer those securities to the accounts of the Portfolio’s participant broker before the market opens. As a result, the Portfolio may not be able to dispose of its holdings of China A-Shares in a timely manner.

Stock Connect also is generally available only on business days when both the exchange on which China A-Shares are offered and the Stock Exchange of Hong Kong are open. Therefore, an investment in China A-Shares through Stock Connect may subject a Portfolio to a risk of price fluctuations on days where the Chinese stock markets are open, but Stock Connect is not operating.

Stock Connect regulations provide that investors, such as a Portfolio, enjoy the rights and benefits of equities purchased through Stock Connect. However, the nominee structure under Stock Connect requires that China A-Shares be held through the Hong Kong Securities Clearing Company (the “HKSCC”) as nominee on behalf of investors. While a Portfolio’s ownership of China A-Shares will be reflected on the books of the custodian’s records, a Portfolio will only have beneficial rights in such A-Shares. The precise nature and rights of the Portfolio as the beneficial owner of the SSE equities through the HKSCC as nominee is not well defined under the law of the PRC. Although the CSRC has issued guidance indicating that participants in Stock Connect will be able to exercise rights of beneficial owners in the PRC, the exact nature and methods of enforcement of the rights and interests of a

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Portfolio under PRC law is uncertain. In particular, the courts may consider that the nominee or custodian as registered holder of China A-Shares has full ownership over the securities rather than the Portfolio as the underlying beneficial owner. The HKSCC, as nominee holder, does not guarantee the title to China A-Shares held through it and is under no obligation to enforce title or other rights associated with ownership on behalf of beneficial owners. Consequently, title to these securities, or the rights associated with them, such as participation in corporate actions or shareholder meetings, cannot be assured.

While certain aspects of the Stock Connect trading process are subject to Hong Kong law, PRC rules applicable to share ownership will apply. For defaults by Hong Kong brokers occurring on or after January 1, 2020, the Hong Kong Investor Compensation Fund will cover losses incurred by investors with a cap at HK$500,000 per investor with respect to securities traded on a stock market operated by the Shanghai Stock Exchange and/or Shenzhen Stock Exchange and in respect of which an order for sale or purchase is permitted to be routed through the northbound link of the Stock Connect. Defaults in respect of transactions using Stock Connect before this date are not subject to the Hong Kong investor compensation fund, which means that a Portfolio will be unable to make monetary claims on the investor compensation fund that it might otherwise be entitled to with respect to investments in Hong Kong securities. Other risks associated with investments in PRC securities apply fully to China A-Shares purchased through Stock Connect.

China A-Shares traded via Stock Connect are subject to various risks associated with the legal and technical framework of Stock Connect. In the event that the relevant systems fail to function properly, trading in China A-Shares through Stock Connect could be disrupted. In the event of high trade volume or unexpected market conditions, Stock Connect may be available only on a limited basis, if at all. Both the PRC and Hong Kong regulators are permitted, independently of each other, to suspend Stock Connect in response to certain market conditions. Since the inception of Stock Connect, foreign investors investing in China A-Shares through Stock Connect have been temporarily exempt from Chinese corporate income tax and value-added tax on the gains on disposal of such China A-Shares. Dividends are subject to Chinese corporate income tax on a withholding basis at 10% unless reduced under a double tax treaty with China upon application to and obtaining approval from the competent tax authority. Additionally, uncertainties in permanent Chinese tax rules governing taxation of income and gains from investments in Stock Connect China A-Shares could result in unexpected tax liabilities for the Portfolio.

Bond Connect. Chinese debt instruments trade on the China Interbank Bond Market (“CIBM”) and may be purchased through a market access program that is designed to, among other things, enable foreign investment in the PRC (“Bond Connect”). There are significant risks inherent in investing in Chinese debt instruments, similar to the risks of other fixed-income securities markets in emerging markets. The prices of debt instruments traded on the CIBM may fluctuate significantly due to low trading volume and potential lack of liquidity. The rules to access debt instruments that trade on the CIBM through Bond Connect are relatively new and subject to change, which may adversely affect a Portfolio’s ability to invest in these instruments and to enforce its rights as a beneficial owner of these instruments. Trading through Bond Connect is subject to a number of restrictions that may affect a Portfolio’s investments and returns.

Investments made through Bond Connect are subject to order, clearance and settlement procedures that are relatively untested in China, which could pose risks to a Portfolio. CIBM does not support all trading strategies (such as short selling). Investments in Chinese debt instruments that trade on the CIBM are subject to the risks of suspension of trading without cause or notice, trade failure or trade rejection and default of securities depositories and counterparties. Furthermore, Chinese debt instruments purchased via Bond Connect will be held via a book entry omnibus account in the name of the Hong Kong Monetary Authority Central Money Markets Unit (“CMU”) maintained with a China-based depository (either the China Central Depository & Clearing Co. (“CDCC”) or the Shanghai Clearing House (“SCH”)). A Portfolio’s ownership interest in these Chinese debt instruments will not be reflected directly in book entry with CDCC or SCH and will instead only be reflected on the books of a Portfolio’s Hong Kong sub-custodian. Therefore, a Portfolio’s ability to enforce its rights as a bondholder may depend on CMU’s ability or willingness as record-holder of the bonds to enforce the Portfolio’s rights as a bondholder. Additionally, the omnibus manner in which Chinese debt instruments are held could expose a Portfolio to the credit risk of the relevant securities depositories and a Portfolio’s Hong Kong sub-custodian. While a Portfolio holds a beneficial interest in the instruments it acquires through Bond Connect, the mechanisms that beneficial owners may use to enforce their rights are untested. In addition, courts in China have limited experience in applying the concept

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of beneficial ownership. Moreover, Chinese debt instruments acquired through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.

A Portfolio’s investments in Chinese debt instruments acquired through Bond Connect are generally subject to a number of regulations and restrictions, including Chinese securities regulations and listing rules, loss recovery limitations and disclosure of interest reporting obligations. A Portfolio will not benefit from access to Hong Kong investor compensation funds, which are set up to protect against defaults of trades, when investing through Bond Connect. Bond Connect can only operate when both China and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. The rules applicable to taxation of Chinese debt instruments acquired through Bond Connect remain subject to further clarification. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments via Bond Connect could result in unexpected tax liabilities for a Portfolio, which may negatively affect investment returns. Furthermore, market volatility and potential lack of liquidity due to low trading volume of certain debt securities in the China interbank bond market may result in prices of certain debt securities traded on such market fluctuating significantly, resulting in a Portfolio being subject to liquidity and volatility risks. The bid and offer spreads of the prices of such securities may be large and a Portfolio could incur significant trading and realization costs.

Since the inception of Bond Connect, foreign investors investing in Chinese debt instruments through the Bond Connect have been temporarily exempt from Chinese corporate income tax and value-added tax on interest income derived since November 7, 2018. Interest income is subject to Chinese corporate income tax on a withholding basis at 10% unless reduced under a double tax treaty with China upon application to and obtaining approval from the competent tax authority. Additionally, uncertainties in permanent Chinese tax rules governing taxation of income and gains from investments via the Bond Connect could result in unexpected tax liabilities for the Portfolio.

Investments in CCMC Securities. Pursuant to an Executive Order issued in November 2020 and subsequently amended in June 2021 (collectively, the “Order”), U.S. persons, including the Portfolios, are prohibited from transacting in publicly traded securities of any “Communist Chinese Military Company” (“CCMC”) specifically identified in the Order. The Order is intended to prevent China from exploiting U.S. investors to finance the development and modernization of its military. The substantive requirements of this executive order were subsequently implemented by the Department of the Treasury’s Office of Foreign Assets Control through formal rulemaking. Also, in December 2020, the Holding Foreign Companies Accountable Act (“HFCAA”) was signed into law and requires companies publicly listed on stock exchanges in the U.S. to declare they are not owned or controlled by any foreign government. Under the HFCAA, Chinese companies listed on stock exchanges in the U.S. could be de-listed if they utilize an auditor that is not subject to inspection from the PCAOB. In September 2021, the PCAOB adopted a final rule implementing the HFCAA, which prohibits foreign companies from listing their securities on U.S. stock exchanges if these companies do not permit oversight of the audit by the PCAOB for three consecutive years. In addition, in December 2021, the SEC adopted final amendments implementing the disclosure and submission requirements of the HFCAA. The Order, HFCAA or similar future actions by the United States government, may limit the securities in which a Portfolio may invest.

Investing in India. The economy of India differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, interest rates, allocation of resources, capital reinvestment, the potential for nationalization or expropriation of assets and competition from low-cost issuers of other emerging economies in Asia, among others.

Issuers in India are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are issuers in more developed markets, and therefore all material information pertaining to Indian issuers may not be available or reliable. The laws in India relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the U.S. It may be more difficult to obtain or enforce a judgment in the courts in India than it is in the U.S. India also has less developed clearance and settlement procedures, and there have been times when settlements have been unable to keep pace with the volume of securities and have been significantly delayed. The Indian stock exchanges have in the past been subject to repeated temporary closures, and there can be no certainty that this will not recur. In addition, significant delays are common in registering transfers of securities and a Portfolio may be unable to sell securities until the registration process is completed and may experience delays in receipt of dividends and other entitlements.

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The securities markets in India are comparatively underdeveloped, and stockbrokers and other intermediaries may not perform as well as their counterparts in the U.S. and other more developed securities markets. The limited liquidity of the Indian securities markets may also affect the Portfolio’s ability to acquire or dispose of securities at the price and time that it desires. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. In addition, the Reserve Bank of India (“RBI”) has imposed limits on foreign ownership of Indian securities, which may decrease the liquidity of the Portfolio’s investments and result in extreme volatility in the prices of Indian securities. Further, certain Indian regulatory approvals, including approvals from the Securities and Exchange Board of India, the RBI, the central government and the tax authorities (to the extent that tax benefits need to be utilized), may be required before the Portfolio can make investments in the securities of Indian companies. Capital gains from Indian securities may be subject to local taxation.

India’s guidelines under which foreign investors may invest in Indian securities are evolving. There can be no assurance that these investment control regimes will not change in a way that makes it more difficult or impossible for a Portfolio to implement its investment objective or repatriate its income, gains and initial capital from these countries. India may require withholding on dividends paid on portfolio securities and on realized capital gains. In the past, these taxes have sometimes been substantial. There can be no assurance that restrictions on repatriation of a Portfolio’s income, gains or initial capital from India will not occur.

In addition, the Indian economy could be adversely impacted by natural disasters, such as monsoons, tsunamis and earthquakes. The economy of India is developing and largely agrarian, and the agricultural sector is one of its most important components and therefore, India remains especially sensitive economically to such environmental disasters. Social and religious factors, and the status of India’s relations with other countries, may have an adverse effect on the Portfolio’s investments. For example, India has experienced civil unrest and hostilities with neighboring countries, including Pakistan, and the Indian government has confronted separatist movements in several Indian states. India has also experienced acts of terrorism that have targeted foreigners, which have had a negative impact on tourism, an important sector of the Indian economy. India has tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy and escalating tensions could impact the broader region.

The Indian government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. Accordingly, Indian government actions in the future could have a significant effect on the Indian economy, which could affect private sector companies, market conditions, and prices and yields of securities in the Portfolio. Large portions of many Indian companies remain in the hands of individuals and corporate governance standards of Indian issuers may be weaker and less transparent than in other securities markets, which may increase the risk of loss and unequal treatment of investors.

Investing in Russia and other Eastern European Countries. Many formerly communist, eastern European countries have experienced significant political and economic reform over the past decade. However, the democratization process is still relatively new in a number of the smaller states and political turmoil and popular uprisings remain threats. Investments in these countries are particularly subject to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies and the risk of nationalization or expropriation of assets, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, unpredictable taxation and the imposition of capital controls and/or foreign investment limitations by a country and the imposition of sanctions on an Eastern European country by other countries, such as the U.S.. Adverse currency exchange rates are a risk and there is a lack of available currency hedging instruments.

These securities markets, as compared to U.S. markets, have significant price volatility, less liquidity, a smaller market capitalization and a smaller number of exchange-traded securities. A limited volume of trading may result in difficulty in obtaining accurate prices and trading. There is little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of insufficient registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of shares. It is possible that a Portfolio’s ownership rights could be lost through fraud or negligence. While applicable regulations may impose liability on registrars for losses resulting from their errors, it may be difficult for a Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.

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Political risk in Russia remains high, and steps that Russia may take to assert its geopolitical influence may increase the tensions in the region and affect economic growth. Russia’s economy is heavily dependent on exportation of natural resources, which may be vulnerable to economic sanctions by other countries during times of political tension or crisis. In response to political and military actions undertaken by Russia, the United States and certain other countries, as well as the E.U., have instituted economic sanctions against certain Russian individuals and companies. In particular, following Russia’s invasion of Ukraine, on February 24, 2022, the U.S. began to issue new economic sanctions against Russia and Belarus and many of the U.S.’s European allies followed with similar sanctions, expanding and adding to sanctions that had already been in place. The political and economic situation in Russia, and the current and any future sanctions or other government actions against Russia, may result in the decline in the value and liquidity of Russian securities, devaluation of Russian currency, a downgrade in Russia’s credit rating, the inability to freely trade sanctioned companies (either due to the sanctions imposed or related operational issues) and/or other adverse consequences to the Russian economy, any of which could negatively impact a Portfolio’s investments in Russian securities. Sanctions could result in the immediate freeze of Russian securities, impairing the ability of a Portfolio to buy, sell, receive or deliver those securities. Sanctions and other measures have resulted in defaults on debt obligations by some corporate issuers and the Russian Federation, which could lead to cross-defaults of other obligations of these issuers or could impact credit default swaps relating to the Russian Federation. Sanctions may restrict a Portfolio’s ability to participate in any resulting credit default swap auction or physical settlement process. Both the current and potential future sanctions or other government actions against Russia also could result in Russia taking counter measures or retaliatory actions, which may impair further the value or liquidity of Russian securities and negatively impact a Portfolio. Additionally, disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activities, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on the Russian government, companies or individuals, including politicians, may impact Russia’s economy and Russian issuers of securities in which a Portfolio invests. Any or all of these potential results could lead Russia’s economy into a recession.

Investing in Central and South America. Securities markets in Central and South American countries may experience greater volatility than in other emerging countries. In addition, a number of Central and South American countries are among the largest emerging country debtors. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

Many of the currencies of Central and South American countries have experienced steady devaluation relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Any devaluations in the currencies in which a Portfolio’s portfolio securities are denominated may have a detrimental impact on the Portfolio. There is also a risk that certain Central and South American countries may restrict the free conversion of their currencies into other currencies. Some Central and South American countries may have managed currencies which are not free floating against the U.S. dollar. This type of system can lead to sudden and large adjustments in the currency that, in turn, can have a disruptive and negative effect on foreign investors. Certain Central and South American currencies may not be internationally traded and it would be difficult for a Portfolio to engage in foreign currency transactions designed to protect the value of the Portfolio’s interests in securities denominated in such currencies.

The emergence of the Central and South American economies and securities markets will require continued economic and fiscal discipline that has been lacking at times in the past, as well as stable political and social conditions. Governments of many Central and South American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. The political history of certain Central and South American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres and political corruption. Such developments, if they were to recur, could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers.

International economic conditions, particularly those in the U.S., as well as world prices for oil and other commodities may also influence the recovery of the Central and South American economies. Because commodities such as oil, gas, minerals and metals represent a significant percentage of the region’s exports, the economies of Central and South American countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many of these countries can experience significant volatility.

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Certain Central and South American countries have entered into regional trade agreements that would, among other things, reduce barriers among countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be implemented, will be implemented but not completed or will be completed but then partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including share appreciation or depreciation of participant’s national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Central and South American markets, an undermining of Central and South American economic stability, the collapse or slowdown of the drive toward Central and South American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on a Portfolio’s investments in Central and South America generally or in specific countries participating in such trade agreements.

Investing in the Middle East. Instability and armed conflict in Afghanistan, Egypt, Iran, Iraq, Israel, Libya, Pakistan, Syria and other countries in the Middle East may result in market volatility in those countries, may have long-term effects on worldwide financial markets and may cause further economic uncertainties worldwide. The wars and occupation, terrorism and related geopolitical risks have led to increased market volatility and may have adverse long-term effects on economies and markets located in the region and on world economies and markets generally. These events also could have a material adverse effect on individual issuers or related groups of issuers located in or doing substantial business with countries in the Middle East and also could adversely affect securities markets, interest rates, liquidity, credit risk, inflation, deflation and other factors affecting a Portfolio’s investments in the Middle East.

Depositary Receipts. Securities of foreign issuers in the form of American Depositary Receipts and American Depositary Shares (collectively, “ADRs”), European Depositary Receipts and European Depositary Shares (collectively, “EDRs”), Global Depositary Receipts and Global Depositary Shares (collectively, “GDRs”) and other forms of depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe, and GDRs are receipts issued outside the United States, typically by non-United States banks and trust companies, that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the U.S. securities markets, EDRs in bearer form are designed for use in Europe, and GDRs in bearer form are designed for use outside the United States.

Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not subject to many of the considerations and risks discussed in the Prospectus and this SAI that apply to foreign securities traded and held abroad. A U.S. dollar investment in ADRs or shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer.

Sovereign Debt Obligations. Sovereign debt obligations are issued or guaranteed by one or more non-U.S. governments or any of their political subdivisions, agencies or instrumentalities. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. Obligations of the World Bank and certain other supranational organizations are

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supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

Investments in sovereign debt obligations involve special risks which are not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Portfolio may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the NAV of a Portfolio, to the extent it invests in such securities, may be more volatile than market prices of U.S. government debt or the debt of corporate issuers. In the past, certain countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Moreover, no established secondary markets may exist for many of the sovereign debt obligations in which a Portfolio may invest. Reduced secondary market liquidity may have an adverse effect on the market price and a Portfolio’s ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations also may make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices of actual sales.

Sovereign Debt Obligations of Emerging Market Countries. Investing in foreign government obligations and the sovereign debt of emerging market countries creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which a Portfolio may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries also are characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the World Bank and other international agencies. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A governmental obligor may default on its obligations. If such an event occurs, a Portfolio may have limited legal recourse against the issuer and/or guarantor. In some cases, remedies must be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements. Sovereign obligors in emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended

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credit agreements or converting outstanding principal and unpaid interest to “Brady Bonds” (securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructuring), and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a Portfolio may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Portfolio’s holdings. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

Eurodollar and Yankee Dollar Investments. Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars generally held in banks outside the United States, primarily in Europe. Yankee Dollar instruments are U.S. dollar-denominated bonds typically issued in the United States by foreign governments and their agencies and foreign banks and corporations. Eurodollar certificates of deposit are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks; Eurodollar time deposits are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or in a foreign bank; and Yankee certificates of deposit are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Sukuk. Foreign securities and emerging market securities include sukuk. Sukuk are certificates, similar to bonds, issued by the issuer to obtain an upfront payment in exchange for an income stream. Sukuks are also known as Islamic financial certificates that are designed to comply with Islamic religious law commonly known as Sharia. Such income stream may or may not be linked to a tangible asset. For sukuk that are not linked to a tangible asset, the sukuk represents a contractual payment obligation of the issuer or issuing vehicle to pay income or periodic payments to the investor, and such contractual payment obligation is linked to the issuer or issuing vehicle and not from interest on the investor’s money for the sukuk. For sukuk linked to a tangible asset, a Portfolio will not have a direct interest in the underlying asset or pool of assets. The issuer also makes a contractual promise to buy back the certificate at a future date at par value. Even when the certificate is linked to the returns generated by certain assets of the issuer, the underlying assets are not pledged as security for the certificates, and a Portfolio (as the investor) is relying on the creditworthiness of the issuer for all payments required by the sukuk. The issuer may be a special purpose vehicle with no other assets. Investors do not have direct legal ownership of any underlying assets. In the event of default, the process may take longer to resolve than conventional bonds. Changing interpretations of Islamic law by courts or prominent scholars may affect the free transferability of sukuk in ways that cannot now be foreseen. In such an event, a Portfolio may be required to hold its sukuk for longer than intended, even if their condition is deteriorating.

Issuers of sukuk may include international financial institutions, foreign governments and agencies of foreign governments. Underlying assets may include, without limitation, real estate (developed and undeveloped), lease contracts and machinery and equipment. Although the sukuk market has grown significantly in recent years, there may be times when the market is illiquid and where it is difficult for a Portfolio to make an investment in or dispose of sukuk at the Portfolio’s desired time. Furthermore, the global sukuk market is significantly smaller than conventional bond markets, and restrictions imposed by the Shariah board of the issuing entity may limit the number of investors who are interested in investing in particular sukuk. The unique characteristics of sukuk may lead to uncertainties regarding their tax treatment within a Portfolio.

A Portfolio’s ability to pursue and enforce actions with respect to these payment obligations or to otherwise enforce the terms of the sukuk, restructure the sukuk, obtain a judgment in a court of competent jurisdiction, and/or attach assets of the obligor may be limited. Sukuk are also subject to the risks associated with developing and emerging market economies, which include, among others, the risk of sanctions and inconsistent accounting and legal principles.

Investments in Specific Market Sectors

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Consumer Discretionary. The value of companies in the consumer discretionary sector, which manufacture products and provide discretionary services directly to consumers, is tied closely to the performance of the overall U.S. and international economies, interest rates, currency exchange rates and consumer confidence. Success depends heavily on disposable household income and consumer spending. As a result, the consumer discretionary sector encompasses those companies that tend to be the most sensitive to economic cycles. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on profitability. Changes in demographics, social trends and consumer preferences also can affect the demand for, and success of, consumer discretionary products in the marketplace.

Financials. Financial institutions may be particularly sensitive to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. Adverse developments in banking and other financial industries may cause a Portfolio to underperform relative to other funds that invest more broadly across different industries or have a smaller exposure to financial institutions. In March 2023, the shut‐down of certain financial institutions raised economic concerns over disruption in the U.S. banking system. Other adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, may reduce liquidity in the market generally or have other adverse effects on the economy. In addition, a Portfolio may not be able to identify all potential solvency or stress concerns with respect to a financial institution or to transfer assets from one bank or financial institution to another in a timely manner in the event such bank or financial institution comes under stress or fails. Changes in governmental regulation and oversight of financial institutions may have an adverse effect on the financial condition or the earnings or operations of a financial institution and on the types and amounts of businesses in which a financial institution may engage. A Portfolio may be delayed or prevented from exercising certain remedies against a financial institution. The amount of a Portfolio’s assets that may be invested in any financial institution, or financial institutions generally, may be limited by applicable law.

Health Care. Companies in the health care sector can be significantly affected by the adverse impact of legislative actions and government regulations. These actions and regulations can affect the approval process for patents, medical devices and drugs, the funding of research and medical care programs, and the operation and licensing of facilities and personnel. Failure to obtain regulatory approvals or changes in governmental policies regarding funding or subsidies may also adversely affect healthcare companies. Healthcare companies are subject to competitive forces that may make raising prices difficult and, at times, may result in price discounting. Healthcare companies may also be strongly affected by scientific or technological developments, and their products may quickly become obsolete. Furthermore, these companies may be adversely affected by product liability-related lawsuits. Healthcare companies are also heavily dependent on patent and other intellectual property rights, and the loss or impairment of these rights, or the length of time and cost to obtain a patent, may adversely affect the company’s profitability.

Industrials. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, trade disputes, world events and economic conditions. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors or liability for environmental damage and product liability claims. For example, commodity price declines and unit volume reductions resulting from an over-supply of materials used in the industrials sector can adversely affect the sector. Furthermore, companies in the industrials sector may be subject to liability for environmental damage, product liability claims, depletion of resources, and mandated expenditures for safety and pollution control.

Information Technology. Information technology companies generally operate in intensely competitive markets on a worldwide basis. This level of competition can put pressure on the prices of their products and services which could adversely affect their profitability. Also, because technological development in many areas increases at a rapid rate, these companies often produce products with very short life cycles and face the risk of product obsolescence. Other risks include worldwide competition, changes in consumer preferences, problems with product compatibility, the effects of economic slowdowns, and changes in government regulation. Information technology companies are also heavily dependent on patent and other intellectual property rights, and the loss or impairment of these rights, or the length of time and cost to obtain a patent, may adversely affect the company’s profitability. The securities of

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companies in the technology sector may experience more price volatility than securities of companies in other sectors.

Infrastructure. Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the level of government spending on infrastructure projects and the impact of government budgetary consideration, the effects of an economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Changes in law or regulations or general changes in market sentiment towards infrastructure assets may be difficult to predict or respond to, which may adversely affect the operations of infrastructure companies. Certain infrastructure companies may operate in limited areas, have few sources of revenue or face intense competition.

Infrastructure companies also may be affected by or subject to:

▪ regulation by various government authorities, including rate regulation;

▪ service interruption due to environmental, operational or other mishaps;

▪ the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards;

▪ difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets;

▪ inexperience with and potential losses resulting from a developing deregulatory environment; and

▪ technological innovations that may render existing plants, equipment or products obsolete.

Other factors that may affect the operations of infrastructure companies include significant changes to the number of ultimate end-users of a company’s products, increased susceptibility to terrorist acts or political actions, and risks of environmental damage due to a company’s operations or an accident. Infrastructure companies also face operating risks, including the risk of fire, explosions, leaks, mining and drilling accidents or other catastrophic events.

Some infrastructure companies’ assets are not movable, which creates the risk that an event may occur in the region of the company’s asset that may impair the performance of that asset and the performance of the issuer. Natural disasters, such as earthquakes, flood, lightning, hurricanes and wind or other man-made disasters, terrorist attacks or political activities could result in substantial damage to the facilities of companies located in the affected areas, and significant volatility in the products or services of infrastructure companies could adversely impact the prices of infrastructure companies’ securities. Any destruction or loss of an infrastructure asset may have a major impact on the infrastructure company. Failure by the infrastructure company to carry adequate insurance or to operate the asset appropriately could lead to significant losses and damages.

Infrastructure companies’ revenues may also be impacted by a number of factors, including a decrease in the number of users of the asset, inability to meet user demand, failure to efficiently maintain and operate infrastructure assets, failure of customers or counterparties to pay their contractual obligations, difficulties in obtaining financing for construction programs during inflationary periods or the inability to complete a project within budget. In addition, infrastructure assets can be highly leveraged, which makes such companies more susceptible to changes in interest rates. The market value of infrastructure companies also may decline in value in times of higher inflation rates.

Other factors that may affect the operations of infrastructure companies include changes in technology that could render the way in which a company delivers a product or service obsolete, significant changes to the number of ultimate end-users of a company’s products, increased susceptibility to terrorist acts or political actions, and risks of environmental damage due to a company’s operations or an accident.

Natural Resources. Natural resources business are affected by several significant factors, including: demand and price fluctuations for the natural resource products; the time and expenses of exploration, acquisition and development; the necessity of a high level of continuing capital expenditures, competition and increases in operating costs which may not be offset by increases in revenues; national, regional, state and local laws governing licenses

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and permits; political and community opposition; energy costs and other required commodities; and environmental and hazardous waste issues, including costs of regulatory compliance and remediation. Many companies in the natural resources sector may experience more price volatility than securities of companies in other industries. Some of the commodities that these industries use or provide are subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These factors can affect the profitability of companies in the natural resources sector and, as a result, the value of their securities.

Real Estate, Including REITs. Risks of investing in real estate include: declines in the value of real estate; adverse general, regional or local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; and changes in interest rates. Real estate-related companies also may be subject to liabilities under environmental and hazardous waste laws, which could negatively affect their value. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of real estate investments also may drop because of the failure of borrowers to pay their loans and poor management. Real estate-related companies may be affected by a high level of continuing capital expenditures, competition or increases in operating costs, which may not be offset by increases in revenues. The value and successful operation of certain types of commercial properties may be affected by a number of factors, such as the location of the property, the knowledge and experience of the management team, the level of mortgage rates, presence of competing properties and adverse economic conditions in the locale. Many real estate-related companies use leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates as well as risks normally associated with debt financing, including financial covenants associated with the financing that may affect the company’s ability to operate effectively. Real estate-related companies may be adversely affected by a lack of available financing or tightening of credit.

Certain companies may carry comprehensive liability, fire, flood, earthquake, extended coverage and rental loss insurance with various policy specifications, limits and deductibles, but uninsured losses would affect profits, cash flows and performance.

REITs. A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level U.S. federal income tax and making the REIT a pass-through vehicle for U.S. federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can hold REMIC residual interests and can hold or make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans or REMIC interests. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act. A Portfolio will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of a Portfolio.

A Portfolio’s investments in REITs may be adversely affected by deteriorations of the real estate rental market, in the case of REITs that primarily own real estate, or by deteriorations in the creditworthiness of property owners and changes in interest rates in the case of REITs that primarily hold mortgages. Equity and mortgage REITs also are

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dependent upon specialized management skills, may not be diversified in their holdings and are subject to the risks of financing projects.

REITs are subject to a highly technical and complex set of provisions in the Code. A Portfolio might invest in a real estate company that purports to be a REIT and then the company unexpectedly could fail to qualify as a REIT. In the event of any such failure to qualify as a REIT which is not cured in accordance with applicable savings provisions in the Code, the company would be subject to corporate-level taxation, significantly reducing the return to a Portfolio on the Portfolio’s investment in such company. REITs could possibly fail to qualify for tax-free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above enumerated risks may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. If a REIT’s borrowers or lessees default, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Utilities. Utility companies are subject to a variety of risk factors that may adversely affect their business or operations, including: high interest costs in connection with capital construction and improvement programs; difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; governmental regulation of rates charged to customers; costs associated with the reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, and the effects of energy conservation policies; and inexperience with and potential losses resulting from a developing deregulatory environment.

Investment Companies, Including Exchange-Traded Funds

A Portfolio’s investment in the securities of other investment companies is subject to the applicable provisions of the 1940 Act and the rules thereunder. Specifically, Section 12(d)(1) of the 1940 Act contains various limitations on the ability of a registered investment company (an “acquiring portfolio”) to acquire shares of another registered investment company (an “acquired portfolio”). Under these limits, a Portfolio’s investment in securities issued by other investment companies, including exchange-traded funds (“ETFs”) subject to certain exceptions, currently is limited to (1) 3% of the total voting stock of any one investment company, (2) 5% of the Portfolio’s total assets with respect to any one investment company and (3) 10% of the Portfolio’s total assets in the aggregate (such limits do not apply to investments in money market funds).

Exemptions in the 1940 Act or the rules thereunder may allow a Portfolio to invest in another investment company in excess of these limits. In particular, Rule 12d1-4 under the 1940 Act allows the Portfolio to acquire the securities of another investment company, including ETFs and investment companies for which the Investment Manager acts as the investment adviser, in excess of the limitations imposed by Section 12 of the 1940 Act, subject to certain limitations and conditions on the Portfolios and the Investment Manager, including limits on control and voting of acquired funds’ shares, evaluations and findings by the Investment Manager and limits on most three-tier fund structures.

Section 12(d)(1)(G) of the 1940 Act permits a portfolio to invest in acquired portfolios in the “same group of investment companies” (“affiliated portfolios”), government securities and short-term paper. In order to be an eligible investment under Section 12(d)(1)(G), an affiliated acquired portfolio must have a policy prohibiting it from investing in other registered open-end funds under Section 12(d)(1)(F) or (G) of the 1940 Act and, under certain circumstances, limit itself from investing in other investment companies and private funds.

In addition to the management fees the Portfolios bear directly in connection with their own operation, a Portfolio will also bear its pro rata portion of the advisory and operational expenses incurred indirectly through its investments in other investment companies and will be subject to the risks associated with the portfolio investments of the underlying investment company.The Investment Manager may waive an additional portion of its management fee, including fees earned as the Investment Manager to any affiliated portfolios in which a Portfolio invests, from time to time, and may discontinue or modify any such waivers in the future, consistent with the terms of any fee waiver arrangements that may be in place.

Exchange-Traded Funds. Investments in investment companies may include shares of ETFs, including ETFs for which the Investment Manager acts as the investment adviser. ETFs may be actively managed or index-based. ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities. Actively managed ETFs are subject to management risk and may not achieve their objective if the

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ETF’s manager’s expectations regarding particular securities or markets are not met. Generally, an index-based ETF’s objective is to track the performance of a specified index. Index-based ETFs may invest in a securities portfolio that includes substantially all of the securities in substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. Because passively managed ETFs are designed to track an index, securities may be purchased, retained and sold at times when an actively managed ETF would not do so. As a result, shareholders of a Portfolio that invest in such an ETF can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of securities that are heavily weighted in the index than would be the case if the ETF were not fully invested in such securities. This risk is increased if a few component securities represent a highly concentrated weighting in the designated index.

ETF shares are listed on an exchange and trade in the secondary market on a per-share basis. At times, the market price may be at a premium or discount to the ETF’s per share NAV. In addition, ETFs are subject to the risk that an active trading market for an ETF’s shares may not develop or be maintained. Because shares of ETFs trade on an exchange, they may be subject to trading halts on the exchange. Trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or market-wide “circuit breakers” (which are tied to large decreases in stock prices) halt stock trading generally.

The values of ETFs’ shares are subject to change as the values of their respective component securities fluctuate according to market volatility (although, as noted above, the market price of an ETF’s shares may be at a premium or discount to the ETF’s per share NAV). Investments in ETFs that are designed to correspond to an equity index, for example, involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by a Portfolio. Moreover, a Portfolio’s investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.

Master Limited Partnerships

Although master limited partnership (“MLP”) investments may take many forms, a Portfolio investing in MLPs would be expected to invest primarily in MLPs that are classified as partnerships for U.S. federal income tax purposes and whose interests or “units” are traded on securities exchanges like shares of corporate stock. MLPs generally have two classes of partners, the general partner and the limited partners. The general partner normally controls the MLP through an equity interest plus units that are subordinated to the common (publicly traded) units for an initial period and then only converting to common if certain financial tests are met. As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of most MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. The general partner’s incentive compensation typically increases up to 50% of incremental income. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike stockholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a minimum quarterly distribution prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions). Common unit holders typically have arrearage rights if the minimum quarterly distribution is not met. In the event of liquidation, MLP common unit holders have first right to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter. Some limited liability companies (“LLCs”) may be treated as MLPs for U.S. federal income tax purposes. Similar to MLPs, these LLCs typically do not pay U.S. federal income tax at the entity level and are required by their operating agreements to

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distribute a large percentage of their current operating earnings. In contrast to MLPs, these LLCs have no general partner and there are no incentives that entitle management or other unit holders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unit holders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights. MLP common units and other equity securities can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or its business sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors, and may be purchased in direct placements from such persons. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified minimum quarterly distributions, plus any arrearages, and may receive less in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to a minimum quarterly distribution prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, they generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. These units do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. The value of a convertible security is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights to MLP common units. Because convertible subordinated units generally convert to common units on a one-to-one ratio, the price that the Portfolio could be expected to pay upon purchase or to realize upon resale is generally tied to the common unit price less a discount. The size of the discount varies depending on a variety of factors including the likelihood of conversion, and the length of time remaining to conversion, and the size of the block purchased.

MLP I-Shares represent an indirect investment in MLP I-units. I-units are equity securities issued to affiliates of MLPs, typically a limited liability company, that own an interest in and manage the MLP. The issuer has management rights but is not entitled to incentive distributions. The I-Share issuer’s assets consist exclusively of MLP I-units. Distributions by MLPs to I-unit holders are made in the form of additional I-units, generally equal in amount to the cash received by common unit holders of MLPs. Distributions to I-Share holders are made in the form of additional I-Shares, generally equal in amount to the I-units received by the I-Share issuer. The issuer of the I-Share is taxed as a corporation for U.S. federal income tax purposes; however, the MLP does not allocate income or loss to the I-Share issuer. Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLPs and are not subject to state income tax filing obligations. The price of I-Shares and their volatility tend to be correlated to the price of common units, although the price correlation is not precise.

A Portfolio’s investments in MLPs are anticipated to consist primarily of “qualified publicly traded partnerships” that do not generate non-qualifying income for the purposes of satisfying the Portfolio’s “gross income test,” as further discussed in “Certain Material U.S. Federal Income Tax Considerations” below.

Illiquid Securities

Each Portfolio may invest up to 15% of the value of its net assets in illiquid securities, provided such investments are consistent with the Portfolio’s investment objective. These securities, which are securities that a Portfolio reasonably expects to be unable to sell or dispose of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities, may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale (such as private placements and certain restricted securities), repurchase agreements providing for settlement in more than seven days after notice, certain mortgage-related securities, and certain privately negotiated and non-exchange traded derivatives. Illiquid securities may be difficult to value accurately, and a Portfolio is subject to the risk that should the Portfolio desire to sell them when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Portfolio’s net assets could be adversely affected.

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Money Market Instruments; Temporary Defensive Positions

When the Investment Manager determines that adverse market conditions exist, a Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments, including shares of money market mutual funds, U.S. government securities, repurchase agreements, bank obligations and commercial paper and other short-term obligations (“Money Market Instruments”). Each Portfolio also may purchase Money Market Instruments when it has cash reserves or in anticipation of taking a market position, and certain Portfolios may invest in Money Market Instruments as part of their investment strategies as described in the Prospectus.

Repurchase Agreements. Repurchase agreements are transactions by which a Portfolio purchases a security and simultaneously commits to resell that security to the seller at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to a Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Portfolio together with the repurchase price on repurchase. In either case, the income to a Portfolio is unrelated to the interest rate on the security itself. The Portfolios will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities. Repurchase agreements carry the risk that the market value of the securities declines below the repurchase price. A Portfolio could also lose money if it is unable to recover the securities and the value of any collateral held is less than the value of the securities. In the event the borrower commences bankruptcy proceedings, a court may characterize the transaction as a loan. If a Portfolio has not perfected a security interest in the underlying collateral, the Portfolio may be required to return the underlying collateral to the borrower’s estate and be treated as an unsecured creditor. As an unsecured creditor, the Portfolio could lose some or all of the principal and interest involved in the transaction.

In December 2023, the SEC adopted rule amendments providing that any covered clearing agency (“CCA”) for U.S. Treasury securities require that every direct participant of the CCA (which generally would be a bank or broker-dealer) submit for clearance and settlement all eligible secondary market transactions in U.S. Treasury securities to which it is a counterparty. The clearing mandate includes in its scope all repurchase or reverse repurchase agreements of such direct participants collateralized by U.S. Treasury securities (collectively, “Treasury repo transactions”) of a type accepted for clearing by a registered CCA, including both bilateral Treasury repo transactions and triparty Treasury repo transactions where a bank agent provides custody, collateral management and settlement services.

The Treasury repo transactions of registered funds with any direct participants of a CCA will be subject to the mandatory clearing requirement. The Fixed Income Clearing Corporation (“FICC”) operates a “Sponsored Program” for clearing of Treasury repo transactions pursuant to which a registered fund may enter into a clearing arrangement with a “sponsoring member” bank or broker-dealer that is a direct participant of FICC as a “sponsored member” of FICC.

Compliance with the clearing mandate for Treasury repo transactions is scheduled to be required by June 30, 2027. The clearing mandate is expected to result in each Portfolio being required to clear all or substantially all of its Treasury repo transactions as of the compliance date, and may necessitate expenditures by each Portfolio that trades in Treasury repo transactions in connection with entering into new agreements with sponsoring members and taking other actions to comply with the new requirements. The Investment Manager will monitor developments in the Treasury repo transactions market as the implementation period progresses.

Bank Obligations. Bank obligations in which the Portfolios may invest consist of certificates of deposit, banker’s acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions, the accounts of which are insured by the Federal Deposit Insurance Corporation or the Savings Association Insurance Fund. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Banker’s acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.

Foreign Banking Obligations. Obligations of foreign branches and foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks may be general obligations of the parent banks in addition to the

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issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls, seizure of assets, declaration of a moratorium and foreign withholding and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

Commercial Paper. Commercial paper consists of short-term (usually from one to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to a Portfolio’s policy with respect to illiquid investments unless, in the judgment of the Trust, such note is considered to be liquid.

Borrowing Money

Each Portfolio may borrow to the extent permitted under the 1940 Act (except as provided below), which permits an investment company to borrow in an amount up to 33⅓% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (including the amount borrowed) at the time the borrowing is made. Such borrowings are generally limited to borrowing from banks for temporary purposes, including the meeting of redemption requests which might require the untimely disposition of securities. While such borrowings exceed 5% of a Portfolio’s total assets, the Portfolio will not make any additional investments. If borrowings exceed 33⅓% of the value of a Portfolio’s total assets as a result of a change in values or assets, the Portfolio must take steps to reduce such borrowings at least to the extent of such excess within three days (not including Sundays and holidays).

In addition, the Portfolios may borrow for investment purposes to the extent permitted under the 1940 Act. Money borrowed will be subject to interest costs. See “Borrowing Money for Leverage” below.

Borrowing Money for Leverage. Buying securities using borrowed money exaggerates the effect on net asset value of any increase or decrease in the market value of the Portfolio’s investment. Money borrowed for leveraging is limited to 33⅓% of the value of the Portfolio’s total assets. Interest costs may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. For borrowings for investment purposes, the 1940 Act requires the Portfolio to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio holdings within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Portfolio also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Reverse Repurchase Agreements. Reverse repurchase agreements may be entered into with banks, broker/dealers or other financial institutions. This form of borrowing involves the transfer by a Portfolio of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Portfolio retains the

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right to receive interest and principal payments on the security. As a result of these transactions, the Portfolio is exposed to greater potential fluctuation in the value of its assets and its net asset value per share. At an agreed upon future date, the Portfolio repurchases the security at principal plus accrued interest. Except for these transactions, a Portfolio’s borrowings generally will be unsecured. If the income earned from the investment of proceeds of the transaction does not exceed the interest expense of the transaction, the use of this technique will diminish the investment performance of the Portfolio. Reverse repurchase agreements also involve the risk that the market value of the securities retained in lieu of sale by a Portfolio may decline below the price of the securities or other assets the Trust has sold but is obligated to repurchase. Reverse repurchase agreements involve the risk that the buyer of the securities sold by a Portfolio might be unable to deliver them when that fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce a Portfolio’s obligation to repurchase the securities, and the Portfolio’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. A counterparty insolvency may result in a delay in the recovery of the securities sold by the Portfolio, which may result in a loss to the extent that the value of the purchased securities decreases during the delay. The use of reverse repurchase agreements may increase the possibility of fluctuation in a Portfolio’s net asset value.

Under the SEC’s rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies, when a fund trades reverse repurchase agreements or similar financing transactions, it needs to aggregate the amount of indebtedness associated with such transactions with the aggregate amount of other senior securities representing indebtedness when calculating the fund’s asset coverage ratio or treat all such transactions as derivatives transactions. (See “Derivatives” below.)

Lending Portfolio Securities

Portfolio securities may be lent to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Portfolio remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. The Portfolio also has the right to terminate a loan at any time. The Portfolio may call the loan to vote proxies if a material issue affecting the Portfolio’s investment is to be voted upon. Loans of portfolio securities may not exceed 33⅓% of the value of the Portfolio’s total assets. The Portfolio will receive collateral consisting of cash, U.S. government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Portfolio a loan premium fee. If the collateral consists of cash, the Portfolio will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment. Should the borrower of the securities fail financially, the Portfolio may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Investment Manager to be of good financial standing. In a loan transaction, the Portfolio will also bear the risk of any decline in value of securities acquired with cash collateral.The Portfolios did not engage in any securities lending activity during the most recent fiscal year.

Derivatives

Derivatives, such as options, futures contracts, options on futures contracts and swap agreements, may be entered into for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a less expensive, quicker or more specifically focused way for the Portfolio to invest than “traditional” securities would.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Portfolio to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Portfolio can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Portfolio’s performance. As a result, derivatives may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially.

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If a Portfolio invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Portfolio’s return or result in a loss. A Portfolio also could experience losses if its derivatives were poorly correlated with its other investments, or if the Portfolio were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. When a Portfolio enters into derivatives transactions, it may be required to post margin and make settlement payments while the positions are open, and the Portfolio may have to sell a security at a disadvantageous time or price to meet such obligations.

Each Portfolio is operated by the Investment Manager in reliance on an exclusion, granted to operators of registered investment companies such as the Portfolios, from the definition of a “commodity pool operator” (“CPO”), with respect to the Portfolio, under the Commodity Exchange Act (the “CEA”) and, therefore, is not subject to registration or regulation as a CPO under the CEA. The Portfolios may be limited in their ability to use commodity interests, including any commodity futures or options thereon, swaps or certain other investments (collectively, “commodity interests”) if the Investment Manager continues to claim the exclusion from the definition of CPO with respect to such Portfolios. In order for the Investment Manager to be eligible to continue to claim this exclusion, if a Portfolio uses commodity interests other than for bona fide hedging purposes (as defined by the Commodity Futures Trading Commission (the “CFTC”)), the aggregate initial margin and premiums required to establish those positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Portfolio’s NAV, or, alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the Portfolio’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, a Portfolio may not market itself as a commodity pool or otherwise as a vehicle for trading in commodity interests. Even if a Portfolio’s direct use of commodity interests complies with the trading limitations described above, the Portfolio may have indirect exposure to commodity interests in excess of such limitations. Such exposure may result from the Portfolio’s investment in other investment vehicles, including investment companies that are not managed by the Investment Manager or one of its affiliates, certain securitized vehicles that may invest in commodity interests and/or non-equity REITs that may invest in commodity interests (collectively, “underlying funds”). Because the Investment Manager may have limited or no information as to the commodity interests in which an underlying fund invests at any given time, the CFTC has issued temporary no-action relief permitting registered investment companies, such as the Portfolios, to continue to rely on the exclusion from the definition of CPO. The Investment Manager, on behalf of the relevant Portfolios, files the required notice to claim this no-action relief as necessary. In order to rely on the temporary no-action relief, the Investment Manager must meet certain conditions and the Portfolios must otherwise comply with the trading and market limitations described above with respect to their direct investments in commodity interests.

If a Portfolio were to invest in commodity interests in excess of the trading limitations discussed above and/or market itself as a vehicle for trading in the commodity futures, commodity options or swaps markets, the Investment Manager would withdraw its exclusion from the definition of CPO with respect to the Portfolio and the Investment Manager would become subject to regulation as a CPO, and would need to comply with the Harmonization Rules, with respect to that Portfolio, in addition to all applicable SEC regulations.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risks of the creditworthiness of and default by the counterparty and consequently may lose all or a portion of their value due solely to the creditworthiness of or default by the counterparty. Accordingly, the Investment Manager will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Portfolio. Over-the-counter derivatives are less liquid than exchange-traded derivatives and may be difficult to value since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

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Successful use of derivatives by a Portfolio also is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant market and to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the derivatives transaction. For example, if a Portfolio uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Portfolio will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Use of derivatives transactions, even if entered into for hedging purposes, may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

Derivatives transactions also are subject to operational risk, including from documentation issues, settlement issues, systems failures, inadequate controls, and human error, and legal risk, including risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

Rule 18f-4 under the 1940 Act regulates and, in some cases limits, the use of derivatives, reverse repurchase agreements, and certain other transactions by funds registered under the 1940 Act. Unless a Portfolio qualifies as a “limited derivatives user” as defined in Rule 18f-4, the rule requires the Portfolio to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits and reporting requirements, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If a Portfolio qualifies as a limited derivatives user, Rule 18f-4 would require the Portfolio to have policies and procedures to manage its aggregate derivatives risk and limit its derivatives exposure. Under the rule, when a Portfolio trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Portfolio’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a Portfolio satisfies the limited derivatives users exception, but for Portfolios subject to the value-at-risk testing requirement, reverse repurchase agreements and similar financing transactions must not be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the rule regarding the use of securities lending collateral that may limit a Portfolio’s securities lending activities. In addition, under the rule, a Portfolio is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that (i) the Trust intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A Portfolio may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Portfolio treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under the rule, a Portfolio is permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Portfolio reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements could have an impact on a Portfolio, including a potential increase in cost to enter into derivatives transactions and may require a Portfolio to alter, perhaps materially, its use of derivatives.

Futures Contracts—In General. Futures contracts may be entered into in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits a Portfolio might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Portfolio could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not.

Engaging in these transactions involves risk of loss to the Portfolio which could adversely affect the value of the Portfolio’s net assets. Although a Portfolio would intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in

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futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses.

Specific Futures Contracts. A stock index future obligates the Portfolio to pay (or receive) an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

An interest rate future obligates the Portfolio to purchase (or sell) an amount of a specific debt security at a future date at a specific price.

A currency future obligates the Portfolio to purchase (or sell) an amount of a specific currency at a future date at a specific price.

A commodity futures contract is an agreement in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity, at a later date at a price and quantity agreed-upon when the contract is made. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, weather, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These factors, when applicable, can be expected to impact related commodity futures contracts.

Options—In General. An (American) call option gives the purchaser of the option the right to buy, and obligates the seller (writer) to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, an (American) put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

A covered call option written by a Portfolio is a call option with respect to which the Portfolio owns the underlying security. A put option written by a Portfolio is covered when, among other things, the Portfolio enters into an offsetting transaction or segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. A Portfolio receives a premium from writing an option, which it retains whether or not the option is exercised.

There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Specific Options Transactions. Call and put options in respect of specific securities (or groups or “baskets” of specific securities) or indices may be bought and sold on national securities exchanges or in the over-the-counter market. An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or less than, in the

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case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

As the writer (seller) of a call option, a Portfolio would receive cash (the premium) from the purchaser of the option, and the purchaser has the right to receive from the Portfolio the cash value of the underlying index or any appreciation in the underlying security over the exercise price on the expiration date or otherwise upon exercise. In effect, the Portfolio forgoes, during the life of the option, the opportunity to profit from increases in the market value of the underlying security or securities held by the Portfolio with respect to which the option was written above the sum of the premium and the exercise price. For index options, this will depend, in part, on the extent of correlation of the performance of the Portfolio’s portfolio securities with the performance of the relevant index. Covered call option writing will generally limit the Portfolio’s ability to benefit from the full appreciation potential of its stock investments underlying the options, and the Portfolio retains the risk of loss (less premiums received) if the value of these stock investments declines. The Portfolio’s written call options on individual stocks will be “covered” because the Portfolio will hold the underlying stock in its portfolio throughout the term of the option. The Portfolio also may “cover” its written index call option positions by entering into offsetting positions.

A Portfolio may write call options that are “at-the-money” (the exercise price of the option is equal to the value of the underlying index or stock when the option is written), “close-to-the-money” (with an exercise price close to the current cash value of the underlying index or the market value of the underlying security when the option is written), “out-of-the-money” (with an exercise price above the current cash value of the underlying index or the market value of the underlying security when the option is written) or “in-the-money” (with an exercise price below the current cash value of the underlying index or market value of the underlying security when the option is written), based on market conditions and other factors.

The purchase or sale of call and put options on foreign currencies convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments) denominated in U.S. dollars or foreign currency. Equity index swaps involve the exchange by the Portfolio with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

Successful use by a Portfolio of options will be subject to the Investment Manager’s ability to predict correctly movements in the prices of individual stocks, the stock market generally, foreign currencies or interest rates. To the extent the Investment Manager’s predictions are incorrect, the Portfolio may incur losses.

Swap Agreements. Swap agreements are contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a particular security or basket of securities (an equity or total return swap), at a particular interest rate, in a particular foreign currency, or in a particular index. Forms of interest rate swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Swaps that are centrally cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. For example, a Portfolio could lose margin payments it has deposited with a clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its

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agreement with the Portfolio or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the Portfolio may be entitled to the net amount of gains the Portfolio is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the Portfolio.

Most swap agreements entered into by a Portfolio would calculate the obligations of the parties to the agreement on a “net” basis. Consequently, the Portfolio’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make. If the other party to a swap defaults, the Portfolio’s risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive.

Structured Securities. Structured securities are securities whose cash flow characteristics depend upon one or more indices or that have embedded forwards or options or securities where a Portfolio’s investment return and the issuer’s payment obligations are contingent on, or highly sensitive to, changes in the value of underlying assets, indices, interest rates, cash flows or market (the “embedded index”). When a Portfolio purchases a structured security, it will make a payment of principal to the counterparty. Some structured securities have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. Guarantees are subject to the risk of default by the counterparty or its credit provider. The terms of such structured securities normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured securities are outstanding. As a result, the interest and/or principal payments that may be made on a structured security may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured securities may be determined by applying a multiplier to the performance or differential performance of the embedded index. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Structured securities may be issued in subordinated and unsubordinated classes, with subordinated classes typically having higher yields and greater risks than an unsubordinated class. Structured securities may not have an active trading market, which may have an adverse impact on a Portfolio’s ability to dispose of such securities when necessary to meet the Portfolio’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of an active trading market also may make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio’s portfolio and calculating its NAV.

Future Developments. A Portfolio may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Portfolio’s investment objective and legally permissible for the Portfolio. Before entering into such transactions or making any such investment, the Portfolio will provide appropriate disclosure in its Prospectus.

Foreign Currency Transactions

Investments in foreign currencies, including investing directly in foreign currencies, holding financial instruments that provide exposure to foreign currencies, or investing in securities that trade in, or receive revenues in, foreign currencies, are subject to the risk that those currencies will decline in value relative to the U.S. dollar.

Currency hedging may substantially change a Portfolio’s exposure to changes in currency exchange rates and could result in losses if currencies do not perform as the Investment Manager anticipates. There is no assurance that a Portfolio’s currency hedging activities will be advantageous to the Portfolio or that the Investment Manager will hedge at an appropriate time.

The cost of engaging in foreign currency exchange contracts for the purchase or sale of a specified currency at a specified future date (“forward contracts”) varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Generally, secondary markets do not exist for forward contracts, with the result that closing transactions can be made for forward contracts only by negotiating directly with the counterparty to the contract. As with other over-the-counter derivatives transactions, forward contracts are subject to the credit risk of the counterparty.

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Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

Foreign currency transactions may be entered into for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Portfolio has agreed to buy or sell; to hedge the U.S. dollar value of securities the Portfolio already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains. Foreign currency transactions may involve, for example, the Portfolio’s purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. A short position would involve the Portfolio agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Portfolio contracted to receive. The Portfolio’s success in these transactions will depend principally on the Investment Manager’s ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

Commodities and Commodity-Related Instruments, Including Commodity ETPs

Commodities are assets that have tangible properties, such as oil, metals, livestock or agricultural products. Historically, commodity investments have had a relatively high correlation with changes in inflation and a relatively low correlation to stock and bond returns. Commodity-related instruments provide exposure, which may include long and/or short exposure, to the investment returns of physical commodities that trade in commodities markets, without investing directly in physical commodities. A Portfolio may invest in commodity-related securities and other instruments that derive value from the price movement of commodities, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. For example, a Portfolio may invest in exchange-traded commodity pools or exchange-traded metals trusts (“Commodity ETPs”). However, the ability of a Portfolio to invest directly in commodities and certain commodity-related securities and other instruments is subject to significant limitations in order to enable the Portfolio to maintain its status as a RIC under the Code.

The value of commodity-related instruments and Commodity ETPs involve the same risks associated with a direct investment in commodities and may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, acts of terrorism, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-related instruments will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-related instruments may be subject to greater volatility than non-commodity based investments. A liquid secondary market may not exist for certain commodity-related instruments, and there can be no assurance that one will develop. Certain commodity-related instruments also are subject to credit and interest rate risks that in general affect the values of debt securities.

The CFTC and various exchanges have rules limiting the maximum net long or short positions which any person or group may own, hold or control in any given futures contract or option on such futures contract. The Investment Manager will need to consider whether the exposure created under these contracts might exceed the applicable limits in managing each relevant Portfolio, and the limits may constrain the ability to use such contracts. In addition, the CFTC has adopted amendments to its position limits rules that establish certain new and amended position limits for 25 specified physical commodity futures and related options contracts traded on exchanges, other futures contracts and related options directly or indirectly linked to such 25 specified contracts, and any OTC transactions that are economically equivalent to the 25 specified contracts. The amendments also modify the bona fide hedging exemption for which certain swap dealers have historically been eligible, which could limit the amount of speculative OTC transaction capacity each such swap dealer would have available for a Portfolio.

Commodity ETPs. Investments in Commodity ETPs involve the same types of risks of investing in an ETF except that the investments made by a Commodity ETP typically are commodities futures or physical commodities included in the index the Commodity ETP is designed to replicate or invest in and Commodity ETPs are not registered investment companies and are not regulated under the 1940 Act. Interests in Commodity ETPs may trade

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at prices that vary from their NAVs, sometimes significantly. In addition, the performance of a Commodity ETP may diverge from the performance of the relevant index. The Portfolio’s investments in Commodity ETPs are subject to the risks of the investments made by the Commodity ETPs, as well as to the general risks of investing in Commodity ETPs. The Portfolio will bear not only the Portfolio’s management fees, but also the Portfolio’s proportional share of the fees and operating expenses of the Commodity ETPs in which the Portfolio invests.

Short-Selling

A short sale involves the sale of a security that a Portfolio does not own in the expectation of purchasing the same security (or a security exchangeable therefor) at a later date and at a lower price. To complete a short sale transaction and make delivery to the buyer, the Portfolio must borrow the security. The Portfolio is obligated to replace the borrowed security to the lender, which is accomplished by a later purchase of the security by the Portfolio. Until the security is replaced, the Portfolio is required to pay the lender any dividends or interest accruing during the period of the loan. To borrow the security, the Portfolio also may have to pay a fee to the lender, which would increase the cost to the Portfolio of the security it sold short. The Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those two dates. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise, thereby exacerbating any loss, especially in an environment where others are taking the same actions. Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock. In theory, stocks sold short have unlimited risk. The amount of any gain will be decreased and the amount of any loss will be increased by any interest, premium and transaction charges or other costs a Portfolio may be required to pay in connection with the short sale. A Portfolio may not always be able to borrow a security that the Portfolio seeks to sell short at a particular time or at an acceptable price.

A Portfolio also may make short sales “against the box,” in which the Portfolio enters into a short sale of a security it owns or has the immediate and unconditional right to acquire at no additional cost at the time of the sale.

When a Portfolio makes a short sale, it must leave the proceeds thereof with the broker and deposit with, or pledge to, the broker an amount of cash or liquid securities sufficient under current margin regulations to collateralize its obligation to replace the borrowed securities that have been sold. Short-selling is considered “leverage” and may involve substantial risk.

A Portfolio may only enter into such transactions in compliance with the SEC’s rule related to the use of derivatives, reverse repurchase agreements and similar transactions. (See “Derivatives” above.)

Forward Commitments

Purchasing or selling debt securities on a forward commitment, when-issued or delayed delivery basis means that delivery and payment take place a number of days after the date of the commitment to purchase or sell. The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed-delivery security are fixed when the Portfolio enters into the commitment, but the Portfolio does not make a payment until it receives delivery from the counterparty. A Portfolio may engage in forward commitments to increase the Portfolio’s financial exposure to the types of securities in which it invests, which would increase the Portfolio’s exposure to changes in interest rates and will increase the volatility of its returns. If the Portfolio is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. At no time will a Portfolio have more than 33⅓% of its total assets committed to purchase securities on a forward commitment basis.

Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose a Portfolio to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed-delivery

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basis when the Portfolio is fully or almost fully invested may result in greater potential fluctuation in the value of the Portfolio’s net assets and its net asset value per share.

A fund may only enter into such transactions in compliance with the SEC’s rule related to the use of derivatives, reverse repurchase agreements and similar transactions. (See “Derivatives” above.)

Smaller Company Securities

The prices of securities of smaller capitalization companies may be subject to more abrupt or erratic market movements than securities of larger, more established companies, because securities of smaller companies typically are traded in lower volume and the issuers typically are subject to greater changes in earnings and prospects. Smaller capitalization companies often have limited product lines, markets or financial resources. They may be dependent on management for one or a few key persons, and can be more susceptible to losses and the risk of bankruptcy. In addition, securities of the small capitalization sector may be thinly traded (and therefore may have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may pose a greater chance of loss than investments in securities of larger capitalization companies.

INVESTMENT RESTRICTIONS

The Portfolios have adopted the investment restrictions below as fundamental policies, which cannot be changed without approval by the holders of a majority of the Portfolio’s outstanding voting securities (as defined in the 1940 Act).

1. The Portfolios may not issue senior securities, purchase securities on margin, borrow money, pledge or mortgage its assets or invest in commodities or commodities contracts, except to the extent permitted under the 1940 Act.

2. The Portfolios may not make loans, except loans of portfolio securities not having a value in excess of 33⅓% of a Portfolio’s total assets and except that each Portfolio may purchase debt obligations in accordance with its investment objectives and policies.

3. The Portfolios may not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Portfolio’s investments in that industry would exceed 25% of the current value of such Portfolio’s total assets, provided that there is no limitation with respect to investments in obligations of the U.S. Government, its agencies or instrumentalities, except that

• Lazard Hybrid Financial Income ETF will concentrate in securities of issuers in the financials sector;

• Lazard Next Gen Technologies ETF will concentrate in securities of issuers having their principal business activities in the group of industries that comprise the industrials and information technology sectors; and

• Lazard Listed Infrastructure ETF will concentrate in securities in industries represented by infrastructure companies.

4. The Portfolios may not purchase or sell real estate or real estate limited partnerships, except that each Portfolio may purchase and sell securities of companies which deal in real estate or interests therein and also may purchase and sell securities that are secured by real estate.

5. The Portfolios may not underwrite securities of other issuers, except to the extent that the purchase of municipal obligations or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Portfolio’s investment program may be deemed to be an underwriting.

If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction. For purposes of Investment Restriction No. 1, references to “commodities” and “commodity contracts” are to physical commodities or commodity contracts in respect of physical commodities, typically natural resources or agricultural products, and are not intended to refer

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to instruments that are strictly financial in nature and are not related to the purchase or delivery of physical commodities. For purposes of Investment Restriction No. 3, municipal securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multistate agencies and authorities are not subject to industry concentration restrictions.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Portfolios is contained in the “Shareholder Information” section of the Portfolios’ Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.

Shares of each Portfolio are approved for listing (or, for pending Portfolio launches, are expected to be approved for listing, subject to notice of issuance) on the applicable Exchange. Shares of each Portfolio may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of the Portfolio will continue to be met. The Exchange  may, but is not required to, remove the shares of the Portfolio from listing if, among other things: (i) following the initial 12-month period beginning upon the commencement of trading of Portfolio shares, there are fewer than 50 record and/or beneficial owners of shares of the Portfolio; (ii) the Portfolio is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (iii) any of the other listing requirements are not continuously maintained; or (iv) any event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange  inadvisable. The Exchange will also remove shares of the Portfolio from listing and trading upon termination of the Portfolio. As in the case of other publicly-traded securities, when you buy or sell shares of the Portfolios through a broker, you may incur a brokerage commission determined by that broker, as well as other charges. The Trust reserves the right to adjust the share price of the Portfolio in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Portfolio or an investor’s equity interest in the Portfolio.

MANAGEMENT

Board’s Oversight Role; Board Composition and Structure

The role of the Trust’s Board of Trustees (the “Board” or “Trustees”) in the management of the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily the Investment Manager and its affiliates, have responsibility for the day-to-day management of the Portfolios, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, or its committees or delegates, interacts with and receives reports from senior personnel of service providers, including senior investment personnel of the Investment Manager, the Trust’s and the Investment Manager’s Chief Compliance Officer and portfolio management personnel with responsibility for management of the Portfolios. The Board’s Audit Committee (which consists of all of the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”)) meets during its scheduled meetings with, and between meetings has access to, the Trust’s independent registered public accounting firm and the Trust’s Chief Financial Officer and Treasurer. The Board also receives periodic presentations from senior personnel of the Investment Manager or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as trading and brokerage allocation and execution, portfolio management and internal audit. The Board also receives reports from counsel regarding regulatory compliance and governance matters. The Board has adopted policies and procedures designed to address certain risks to the Portfolios. In addition, the Investment Manager and other service providers to the Trust have adopted a variety of policies, procedures and controls designed to address particular risks to the Portfolios. However, it is not possible to eliminate all of the risks applicable to the Portfolios. The Board’s oversight role does not make the Board a guarantor of the Portfolios’ investments or activities.

The 1940 Act requires that at least 40% of the Trustees be Independent Trustees and as such are not affiliated with the Investment Manager. To rely on certain exemptive rules under the 1940 Act, a majority of the Trustees must be Independent Trustees, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Trustees. Currently, 75% of the Trustees are Independent Trustees. The Board does not have a

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Chairman, but the Independent Trustees have designated a lead Independent Trustee who chairs meetings or executive sessions of the Independent Trustees, reviews and comments on Board meeting agendas and facilitates communication among the Independent Trustees, their counsel and management. The Board has determined that its leadership structure, in which the Independent Trustees have designated a lead Independent Trustee to function as described above is appropriate in light of the specific characteristics and circumstances of the Trust, including, but not limited to: (i) services that the Investment Manager and its affiliates provide to the Trust and potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of the Trust are conducted by Trust officers and employees of the Investment Manager and its affiliates; and (iii) the Board’s oversight role in management of the Trust.

Trustees and Officers

Set forth in the chart below are the names and certain biographical and other information for each Trustee. Following the chart is additional information about the Trustees’ experience, qualifications, attributes or skills.

Name (Year of Birth) Address(1)	Position(s) with the Trust (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)
Non-Interested Trustees:

Franci J. Blassberg (1953)	Trustee (November 2024)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present) Cornell Law School, Adjunct Professor (2013 – present) New York University School of Law, Adjunct Professor (2022 – present)

Kenneth S. Davidson (1945)	Trustee (November 2024)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Nancy A. Eckl (1962)	Trustee (November 2024)

College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

TIAA-CREF Funds and TIAA-CREF Life Funds, Trustee (2007 – 2023)

Trevor W. Morrison (1971)	Trustee (November 2024)

New York University, Chief Legal Officer and Senior Presidential Advisor (2025 – present); New York University School of Law, Eric M. and Laurie B. Roth Professor of Law (2013 – present, previously Dean from 2013 – 2022)

Richard Reiss, Jr. (1944)	Trustee (November 2024)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present) Osprey Technology Acquisition Corp., a special purpose acquisition company, Director (2019 –

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Name (Year of Birth) Address(1)	Position(s) with the Trust (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)
2021)

Robert M. Solmson (1947)	Trustee (November 2024)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, Co-Managing Partner and Managing Director (2008 – present)

Interested Trustees(3):

Robert L. Forsyth (1981)	Trustee (March 2026)	Investment Manager, Global Head of ETFs (2024 – present) State Street Investment Management, Global Head of ETF Strategy (2024 – 2024), previously Head of ETF Strategy and Research (2018-2024)

Jennifer A. Ryan (1971)	Trustee, Chief Executive Officer and President (March 2026)	Investment Manager, Head of North American Distribution (2023 – present) BlackRock, Inc., Head of UK Institutional Distribution (2020 – 2022)

(1) The address of each Trustee is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2) Each Trustee also serves on the Board of The Lazard Funds, Inc. and Lazard Retirement Series, Inc., each, an open-end registered management investment company, and Lazard Global Total Return and Income Fund, Inc., a closed-end registered management investment company (collectively with the Trust, the “Lazard Fund Complex,” currently comprised of 29 active investment portfolios). Each Trustee serves an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation.

(3) Mr. Forsyth and Ms. Ryan are “interested persons” (as defined in the 1940 Act) of the Trust because of their respective positions with the Investment Manager.

Additional information about each Trustee follows (supplementing the information provided in the chart above), which describes some of the specific experiences, qualifications, attributes or skills that each Trustee possesses which the Board believes has prepared them to be effective Trustees. The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Trust) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Board’s nominating committee contains certain other factors considered by the committee in identifying potential Trustee nominees. To assist them in evaluating matters under federal and

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state law, the Independent Trustees are counseled by their independent legal counsel, who participates in Board meetings and interacts with the Investment Manager; Trust and independent legal counsel to the Independent Trustees have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

• Franci J. Blassberg is a Retired Partner and Of Counsel to the law firm of Debevoise & Plimpton LLP, where she focused her legal practice on mergers and acquisitions, private equity and corporate governance. Ms. Blassberg currently teaches at Cornell Law School and New York University School of Law. Prior to 2013, Ms. Blassberg was a Partner and Co-Chair of the Private Equity Group at Debevoise. Ms. Blassberg also serves on the boards of several prominent non-profit organizations. Ms. Blassberg serves as Secretary and a Director at NYC Ballet and serves as Vice Chair and a Director at The New School. She received a BA with distinction from Cornell University and a JD from Cornell Law School.

• Kenneth S. Davidson is President of Davidson Capital Management Corporation. Previously, he was associated with Aquiline Holdings LLC (from 2006 to 2012), a New York-based global investment firm, where he was a founding member, and was a Senior Advisor at Landseer Advisors LLC from 2012 to 2014. From 1977 through 1995, Mr. Davidson was the founder and Managing Partner of Davidson Weil Associates, and was previously a Vice President and Senior Portfolio Manager at Oppenheimer Capital Corporation. He also serves on (or has served on) the boards of several prominent non-profit organizations. Mr. Davidson is a graduate of Colgate University.

• Nancy A. Eckl has over 30 years of experience in the mutual fund/investment management field in a wide range of capacities, including investment manager selection/oversight, accounting, compliance, operations and board membership. From 1990 to 2006, Ms. Eckl was Vice President of American Beacon Advisors, Inc., an investment management firm, and of the American Beacon Funds (open-end mutual funds). Ms. Eckl also served as Vice President of certain other funds advised by American Beacon Advisors. Ms. Eckl graduated from the University of Notre Dame and is a Certified Public Accountant in the State of Texas.

• Robert L. Forsyth is a Managing Director and the Global Head of ETFs, leading LAM’s active ETF platform. He began working in the investment field in 2004. Prior to joining LAM in 2024, Mr. Forsyth was the Global Head of ETF Strategy at State Street Investment Management. Previously, he led sales and trading of exchange traded products and derivatives at UBS. He has a BA in Economics from Fairfield University.

• Trevor W. Morrison is currently the Chief Legal Officer and Senior Presidential Advisor for Institutional Policy at New York University. He is also the Eric M. and Laurie B. Roth Professor of Law at New York University School of Law, where he previously served as Dean from 2013 to 2022. Before coming to NYU, he was the Liviu Librescu Professor of Law at Columbia Law School. Earlier in his career, Mr. Morrison served as associate counsel to President Obama and as a law clerk to Supreme Court Justice Ruth Bader Ginsburg. He was appointed by President Obama to the Public Interest Declassification Board and by President Biden to the Presidential Commission on the Supreme Court of the United States. Mr. Morrison has been a trustee of the Brennan Center for Justice since 2013, of the Abraham Joshua Heschel School since 2014, of Leadership Enterprise for a Diverse America (LEDA) since 2024 and of Fellowships at Auschwitz for the Study of Professional Ethics (FASPE) since 2025. He is a fellow of the American Academy of Arts and Sciences and a member of the American Law Institute and the Council on Foreign Relations. Mr. Morrison received a BA (hons.) in history from the University of British Columbia in 1994 and a JD from Columbia Law School in 1998.

• Richard Reiss, Jr. is the founder and Chairman of Georgica Advisors LLC and its affiliated entities, Reiss Capital Management and Value Insight Partners. Previously, Mr. Reiss was Managing Partner of Cumberland Associates and its three investment funds and a Senior Vice President and Director of Research at Shearson Hayden Stone. Mr. Reiss has served on the boards of a number of companies and non-profit organizations. He received an AB, cum laude, from Dartmouth College and a JD from New York University School of Law.

• Jennifer A. Ryan is a Managing Director and the Head of North American Distribution and a member of LAM’s Executive Committee. Ms. Ryan leads a team of approximately 100 professionals across

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institutional, consultant relations, and wealth distribution. Prior to LAM, Ms. Ryan spent six years at BlackRock, where she held senior leadership roles in both the United States and the United Kingdom. Most recently, she served as BlackRock’s Head of UK Institutional Client Business, with responsibility for strategy, client coverage, and talent management across corporate and public pensions and fiduciary management (OCIO). Earlier roles included leading the US Fiduciary Management Client Business and managing the Northeastern US Institutional Client Business, covering large public and corporate pension relationships. Before BlackRock, Ms. Ryan spent over 15 years at Goldman Sachs Asset Management, including roles as Head of US Consultant Relations and Co-Head of Endowments and Foundations, working closely with investment consultants, fiduciaries, and institutional investors. Ms. Ryan began her career at Ernst & Young LLP. She holds a BA from Boston College and an MBA from Columbia Business School, completing the Executive MBA program while working full time at Goldman Sachs.

• Robert M. Solmson is the Co-Managing Partner and Managing Director of Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments. Previously, Mr. Solmson was the former Chairman and Chief Executive Officer of RFS Hotel Investors, a real estate investment trust which he formed in 1993. He also served as its President. Mr. Solmson has served on the boards of a number of corporations and non-profit organizations. He presently serves as a director and chairman of the audit committee of Orgill, Inc., a large privately held national distributor of hardware products and lumber. He graduated from Washington and Lee University.

Set forth below are the names and certain biographical and other information for the Trust’s officers (in addition to Ms. Ryan).

Name (Year of Birth) Address(1)	Position(s) with the Trust (Since) and Term(2)	Principal Occupation(s) During the Past Five Years
Mark R. Anderson (1970)	Vice President and Secretary (November 2024)	Managing Director (since February 2017), and General Counsel (since April 2017) of the Investment Manager (previously Chief Compliance Officer)

Kyle C. DiGangi (1987)	Chief Compliance Officer (September 2025)

Managing Director and Chief Compliance Officer of the Investment Manager (since August 2025)

Global Head of Compliance and Associate General Counsel of AllianceBernstein L.P. (since November 2023); previously, Chief Compliance Officer and Counsel (March 2020 – November 2023)

Christina Kennedy (1990)	Chief Financial Officer (November 2024) and Treasurer (June 2026)	Director of the Investment Manager (since January 2026); previously Senior Vice President (January 2023 – January 2026) and Vice President (July 2019 – January 2023)

Robert Spiro (1988)	Assistant Secretary (November 2024)	Senior Vice President of the Investment Manager (since September 2024) Associate, Dechert LLP (May 2022 – September 2024) Associate, Proskauer Rose LLP (November 2017 – May 2022)

Cesar A. Trelles (1975)	Assistant Treasurer (November 2024)	Senior Vice President of the Investment Manager (since February 2024); previously Vice President (2004 – February 2024)

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(1) The address of each officer of the Trust is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2) Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.

BOARD COMMITTEES, SHARE OWNERSHIP AND COMPENSATION

The Trust has standing audit and nominating committees, each comprised of its Independent Trustees.

The function of the audit committee is to (1) oversee the accounting and financial reporting processes of the Trust and the audits of the Trust’s financial statements and (2) assist Board oversight of (i) the integrity of the Trust’s financial statements, (ii) the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audits, and (iii) the qualifications, independence and performance of the Trust’s independent registered public accounting firm. The audit committee met three times during the fiscal year ended December 31, 2025.

While the nominating committee is solely responsible for the selection and nomination of the Trustees, the nominating committee may consider nominations for the office of Trustee made by the Trust’s current Trustees, officers, shareholders or other source the nominating committee deems appropriate. Shareholders who wish to recommend a nominee should send nominations to the Secretary of the Trust, 30 Rockefeller Plaza, New York, New York 10112-3600. Nominations may be submitted only by a shareholder or group of shareholders that, individually or as a group, has beneficially owned the lesser of (a) 1% of the Trust’s outstanding shares or (b) $500,000 of the Trust’s shares for at least one year prior to the date such shareholder or group submits a candidate for nomination. Not more than one nominee for Trustee may be submitted by such a shareholder or group each calendar year. In evaluating potential nominees, including any nominees recommended by shareholders, the nominating committee takes into consideration the factors listed in the nominating committee charter, including character and integrity, business and professional experience, and whether or not the person is qualified under applicable laws and regulations to serve as a Trustee. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the nominating committee. The nominating committee did not meet during the fiscal year ended December 31, 2025.

The table below indicates the dollar range of each Independent Trustee’s ownership of Portfolio shares and aggregate holdings of all of the funds in the Lazard Fund Complex, in each case as of December 31, 2025.

Portfolio	Franci J. Blassberg	Kenneth S. Davidson	Nancy A. Eckl	Trevor W. Morrison	Richard Reiss, Jr.	Robert M. Solmson
Emerging Markets Opportunities ETF	None	None	None	None	None	None
Equity Megatrends ETF	None	None	None	None	None	None
Hybrid Financial Income ETF*	None	None	None	None	None	None
India Equity Opportunities ETF*	None	None	None	None	None	None
International Dynamic Equity ETF	None	None	None	None	None	None
Japanese Equity ETF	None	None	None	None	None	None
Listed Infrastructure ETF	None	None	None	None	None	None
Next Gen Technologies ETF	None	None	None	None	None	None
Non-Dollar Active Income ETF*	None	None	None	None	None	None
US High Yield ETF*	None	None	None	None	None	None
US Systematic Small Cap Equity ETF	None	None	None	None	None	None
Aggregate Holdings of all of the funds in the Lazard Fund Complex	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

* The Portfolio had not commenced operations as of the date of this SAI.

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The table below indicates the dollar range of each Interested Trustee’s ownership of Portfolio shares, other investment products (e.g., employees’ securities companies, non-U.S. mutual funds or UCITS) that pursue substantially identical investment strategies as the Portfolios (“Other Accounts”) and aggregate holdings of all of the funds in the Lazard Fund Complex, in each case as of December 31, 2025.

	Robert L. Forsyth			Jennifer A. Ryan
Portfolio	Market Value of Portfolio Shares*	Market Value of Other Accounts Shares*	Aggregate Market Value in Strategy	Market Value of Portfolio Shares*	Market Value of Other Accounts Shares*	Aggregate Market Value in Strategy
Emerging Markets Opportunities ETF	None	None	None	None	None	None
Equity Megatrends ETF	$1-$10,000	None	$1-$10,000	None	None	None
Hybrid Financial Income ETF†	None	None	None	None	None	None
India Equity Opportunities ETF†	None	None	None	None	None	None
International Dynamic Equity ETF	$1-$10,000	None	$1-$10,000	None	None	None
Japanese Equity ETF	$1-$10,000	None	$1-$10,000	None	None	None
Listed Infrastructure ETF	$1-$10,000	None	$1-$10,000	None	None	None
Next Gen Technologies ETF	$1-$10,000	None	$1-$10,000	None	None	None
Non-Dollar Active Income ETF†	None	None	None	None	None	None
US High Yield ETF†	None	None	None	None	None	None
US Systematic Small Cap Equity ETF	$1-$10,000	None	$1-$10,000	None	None	None
Aggregate Holdings of all of the funds in the Lazard Fund Complex	$10,001–$50,000	$10,001–$50,000	$50,001–$100,000	None	None	None

† The Portfolio had not commenced operations as of the date of this SAI.

*  A portion of Portfolio shares shown as owned by the Interested Trustee may consist of shares the Interested Trustee has purchased under the deferred compensation arrangement described below under “—Portfolio Managers—Compensation for Portfolio Managers.” In addition, the Interested Trustee may own shares of employees’ securities companies, non-U.S. mutual funds or other pooled investment vehicles or have separate accounts advised by the Investment Manager that pursue substantially similar strategies to those of the Portfolios.

As of the date of this SAI, the Trust’s officers and Trustees, as a group, owned less than 1% of the shares of each Portfolio.

As of December 31, 2025, none of the Independent Trustees or his or her immediate family members owned securities of the Investment Manager or the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Investment Manager or the Distributor.

Each Trustee who is not an affiliated person of the Investment Manager or any of its affiliates is paid by all of the funds in the Lazard Fund Complex: (1) an annual retainer of $264,000, (2) an additional annual fee of $35,000 to the lead Independent Trustee, Richard Reiss, Jr. and (3) an additional annual fee of $25,000 to the Audit Committee Chair, Nancy A. Eckl. The Independent Trustees may be paid additional compensation for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Trustees also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. Compensation is, generally, divided among the Lazard Fund Complex based on relative net assets. The Trustees do not receive benefits from the Trust pursuant to any pension, retirement or similar arrangement. The aggregate amount of compensation paid to

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each Trustee for the year ended December 31, 2025 by the Trust and by the funds in the Lazard Fund Complex (comprised of 32 active investment portfolios as of December 31, 2025), was as follows:

Trustee	Aggregate Compensation from the Trust	Total Compensation from the Lazard Fund Complex
Franci J. Blassberg	$10,149	$258,000
Kenneth S. Davidson	$10,149	$258,000
Nancy A. Eckl*	$11,133	$283,000
Robert L. Forsyth**	None	None
Trevor W. Morrison	$10,149	$258,000
Richard Reiss, Jr.***	$11,526	$293,000
Jennifer A. Ryan**	None	None
Robert M. Solmson	$10,149	$258,000

* Audit Committee Chair.
** Interested Trustee.

*** Lead Independent Trustee.

The Trust does not compensate officers or Trustees who are employees or affiliated persons of the Investment Manager.

Portfolio Managers

Team Management. Portfolio managers at the Investment Manager manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. The Investment Manager manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers, and for clients to receive the firm’s best thinking, not that of a single portfolio manager. The Investment Manager manages all like investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.

Material Conflicts Related to Management of the Portfolios and Similar Accounts; Other Conflicts. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which a Portfolio may invest or that may pursue a strategy similar to one of the Portfolio’s component strategies (collectively, “Similar Accounts”), the Investment Manager has procedures in place that are designed to ensure that all accounts are treated fairly and that the Portfolio is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same or similar securities). In addition, each Portfolio, as a series of a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of the Investment Manager’s management of a Portfolio and Similar Accounts, including the following:

1. Similar Accounts may have investment objectives, strategies and risks that differ from those of the corresponding Portfolios. In addition, the Portfolios, as series of a registered investment company, are subject to different regulations than certain of the Similar Accounts and, consequently, may not be permitted to invest in the same securities, exercise rights to exchange or convert securities or engage in all the investment techniques or transactions, or to invest, exercise or engage to the same degree, as the Similar Accounts. For these or other reasons, the portfolio managers may purchase different securities for a Portfolio and the corresponding Similar Accounts, and the performance of securities purchased for the Portfolio may vary from the performance of securities purchased for Similar Accounts, perhaps materially.

2. Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as the Investment Manager may be perceived as causing accounts it manages to participate in an offering to increase the Investment Manager’s overall allocation of securities in that

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offering, or to increase the Investment Manager’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Investment Manager may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

3. Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Portfolios, that they are managing on behalf of the Investment Manager. Although the Investment Manager does not track each individual portfolio manager’s time dedicated to each account, the Investment Manager periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage a Portfolio. As illustrated in the table below, most of the portfolio managers of the Portfolios manage a significant number of Similar Accounts in addition to the Portfolio(s) managed by them.

4. Generally, the Investment Manager and/or some or all of a Portfolio’s portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since certain of the portfolio managers do not invest in the Portfolios.

5. Certain portfolio managers manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and the Investment Manager an incentive to favor such Similar Accounts over the corresponding Portfolios.

6. A Portfolio’s portfolio managers may place transactions on behalf of Similar Accounts that are directly or indirectly contrary to investment decisions made for the Portfolio, which could have the potential to adversely impact the Portfolio, depending on market conditions. In addition, if a Portfolio’s investment in an issuer is at a different level of the issuer’s capital structure than an investment in the issuer by Similar Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the Portfolio’s and such Similar Accounts’ investments in the issuer. If the Investment Manager sells securities short, it may be seen as harmful to the performance of any Portfolios investing “long” in the same or similar securities whose market values fall as a result of short-selling activities.

7. Investment decisions for each Portfolio are made independently from those of the other Portfolios and Similar Accounts. If, however, such other Portfolios or Similar Accounts desire to invest in, or dispose of, the same securities as a Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by a Portfolio.

8. Under the Investment Manager’s trade allocation procedures applicable to domestic and foreign initial and secondary public offerings and Rule 144A transactions (collectively herein a “Limited Offering”), the Investment Manager will generally allocate Limited Offering shares among client accounts, including the Portfolios, pro rata based upon the aggregate asset size (excluding leverage) of the account. The Investment Manager may also allocate Limited Offering shares on a random basis, as selected electronically, or other basis. It is often difficult for the Investment Manager to obtain a sufficient number of Limited Offering shares to provide a full allocation to each account. The Investment Manager’s allocation procedures are designed to allocate Limited Offering securities in a fair and equitable manner.

In some cases, the Investment Manager may seek to limit the number of overlapping investments by similar Portfolios (securities of an issuer held in more than one Portfolio) or may choose different securities for one or more Portfolios that employ similar investment strategies (for example, a concentrated versus a diversified Portfolio) so that shareholders invested in such Portfolios may achieve a more diverse investment experience. In such cases, a Portfolio may be disadvantaged by the Investment Manager’s decision to purchase or maintain an investment in one Portfolio to the exclusion of one or more other Portfolios (including a decision to sell the investment in one Portfolio so that it may be purchased by another Portfolio).

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The Investment Manager and its affiliates and others involved in the management, investment activities, business operations or distribution of the Portfolios or their shares, as applicable, are engaged in businesses and have interests other than that of managing the Portfolios. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the Portfolios or the Portfolios’ service providers, which may cause conflicts that could disadvantage the Portfolios.

Accounts Managed by the Portfolio Managers. The charts below include information regarding the members of the portfolio management teams responsible for managing the Portfolios. Specifically, they show the number of portfolios and assets managed by management teams of which each Portfolio’s portfolio manager is a member and accounts managed by each portfolio manager that are subject to performance-based advisory fees. Information is presented as of December 31, 2025 unless otherwise indicated. Regardless of the number of accounts, the portfolio management team still manages each account based on a model portfolio as described above.

Portfolio Manager	Registered Investment Companies ($)	Other Pooled Investment Vehicles ($)	Other Accounts ($)*
Scott R. Anderson	1 (65.3 million)	10 (4.5 billion)	15 (3.3 billion)
Matthew R. Bills	1 (65.3 million)	10 (4.5 billion)	15 (3.3 billion)
Thomas Boyle	1 (122.4 million)	1 (20.1 million)	7 (740.3 million)
Nicholas Bratt	1 (46.4 million)	5 (674.7 million)	15 (1.8 billion)
Rohit Chopra	8 (8.0 billion)	12 (7.5 billion)	45 (10.5 billion)
Bertrand Cliquet	5 (11.6 billion)	13 (7.2 billion)	11 (3.4 billion)
James Donald	11 (8.3 billion)	13 (7.8 billion)	68 (13.4 billion)
Peter Kashanek	12 (4.0 billion)	32 (5.6 billion)	90 (25.3 billion)
Tjeert Keijzer	1 (48.7 million)	2 (7.8 billion)	2 (5.3 million)
June-Yon Kim	1 (65.3 million)	10 (4.5 billion)	15 (3.3 billion)
John King	1 (46.4 million)	5 (674.7 million)	15 (1.8 billion)
Ario Kishida	1 (48.7 million)	12 (12.3 billion)	16 (3.3 billion)
Aristotel Kondili†	2 (180.1 million)	8 (734.3 million)	12 (1.7 billion)
Alex Kozhemiakin†	None	17 (2.5 billion)	12 (1.9 billion)
Alex Lai	12 (4.0 billion)	32 (5.6 billion)	90 (25.3 billion)
Matthew Landy	5 (11.6 billion)	13 (7.2 billion)	11 (3.4 billion)
Francois Lavier†	None	2 (6.9 billion)	6 (1.4 billion)
Alexis Lautrette†	None	2 (6.9 billion)	6 (1.4 billion)
Kurt Livermore	12 (4.0 billion)	32 (5.6 billion)	90 (25.3 billion)
Gordon McKemie†	1 (137.4 million)	1 (1.8 million)	None
Paul Moghtader	12 (4.0 billion)	34 (5.6 billion)	91 (25.3 billion)
John Mulquiney	5 (11.6 billion)	13 (7.2 billion)	11 (3.4 billion)
Sarbjit Nahal	1 (46.4 million)	5 (674.7 million)	15 (1.8 billion)
Warryn Robertson	5 (11.6 billion)	16 (7.4 billion)	14 (4.1 billion)
John R. Senesac, Jr.†	3 (153.1 million)	3 (237.4 million)	63 (3.9 billion)
Oren Shiran	1 (55.3 million)	7 (1.2 billion)	4 (30.4 million)
Denise S. Simon†	None	17 (2.5 billion)	12 (1.9 billion)
Stefan Tang	1 (55.3 million)	7 (1.2 billion)	4 (30.4 million)
Celine Woo	1 (48.7 million)	2 (7.8 billion)	2 (5.3 million)
Steve Wreford	1 (46.4 million)	5 (674.7 million)	15 (1.8 billion)

† Information as of June 30, 2026.

Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees ($)
Scott R. Anderson	Other Pooled Vehicles	1 (763.9 million)
	Other Accounts	2 (352.2 million)
Matthew R. Bills	Other Pooled Vehicles	1 (763.9 million)

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Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees ($)
	Other Accounts	2 (352.2 million)
Thomas Boyle	None	N/A
Nicholas Bratt	None	N/A
Rohit Chopra	Other Accounts	1 (712.4 million)
Bertrand Cliquet	None	N/A
James Donald	Other Accounts	3 (852.8 million)
Peter Kashanek	Other Accounts	6 (740.9 million)
Tjeert Keijzer	None	N/A
June-Yon Kim	Other Pooled Vehicles	1 (763.9 million)
	Other Accounts	2 (352.2 million)
John King	None	N/A
Ario Kishida	Other Pooled Vehicles	1 (763.9 million)
	Other Accounts	2 (352.2 million)
Aristotel Kondili†	None	N/A
Alex Kozhemiakin†	Other Pooled Vehicles	4 (1.7 billion)
Alex Lai	Other Accounts	6 (740.9 million)
Matthew Landy	None	N/A
Francois Lavier†	Other Pooled Vehicles	2 (6.9 billion)
Alexis Lautrette†	Other Pooled Vehicles	2 (6.9 billion)
Kurt Livermore	Other Accounts	6 (740.9 million)
Gordon McKemie†	None	N/A
Paul Moghtader	Other Accounts	6 (740.9 million)
John Mulquiney	None	N/A
Sarbjit Nahal	None	N/A
Warryn Robertson	None	N/A
John R. Senesac, Jr.†	None	N/A
Oren Shiran	Other Accounts	1 (24.5 million)
Denise S. Simon	Other Pooled Vehicles	4 (1.7 billion)
Stefan Tang	Other Accounts	1 (24.5 million)
Celine Woo	None	N/A
Steve Wreford	None	N/A

† Information as of June 30, 2026.

* Includes an aggregation of any Similar Accounts within managed account programs where the third party program sponsor is responsible for applying specific client objectives, guidelines and limitations against the model portfolio managed by the portfolio management team.

Compensation for Portfolio Managers. The Investment Manager’s portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Trust may invest or pursue a strategy similar to a Portfolio’s strategies. Portfolio managers responsible for managing the Portfolios may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as “wrap accounts”) and model portfolios.

The Investment Manager compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and restricted interests in funds managed by the Investment Manager or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce the Investment Manager’s investment philosophy.

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Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.

Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark, generally as set forth in the Prospectus or other governing document, over the current fiscal year and the longer-term performance of such account, as well as performance of the account relative to peers. The portfolio manager’s bonus also can be influenced by subjective measurement of the manager’s ability to help others make investment decisions. A portion of a portfolio manager’s variable bonus is awarded under a deferred compensation arrangement pursuant to which the portfolio manager may allocate certain amounts awarded among certain Portfolios or Other Accounts, in shares that vest in two to three years. Certain portfolio managers’ bonus compensation may be tied to a fixed percentage of revenue or assets generated by the accounts managed by such portfolio management teams.

Portfolio Manager Ownership of Portfolio and Other Accounts Shares. As of December 31, 2025 (unless otherwise indicated), the portfolio managers beneficially owned interests in the Portfolios and Other Accounts as noted below.

Portfolio/Portfolio Manager	Market Value of Portfolio Shares*	Market Value of Other Accounts Shares*	Aggregate Market Value in Strategy
Emerging Markets Opportunities ETF
Thomas Boyle	$100,001-$500,000	None	$100,001-$500,000
Rohit Chopra	$500,001-$1,000,000	None	$500,001-$1,000,000
James Donald	Over $1,000,000	None	Over $1,000,000

Equity Megatrends ETF
Nicholas Bratt	None	Over $1,000,000	Over $1,000,000
John King	None	$100,001-$500,000	$100,001-$500,000
Sarbjit Nahal	None	None	None
Steve Wreford	None	Over $1,000,000	Over $1,000,000

Hybrid Financial Income ETF**
Francois Lavier	None	None	None

India Equity Opportunities ETF**
Thomas Boyle	None	None	None
Rohit Chopra	None	None	None

International Dynamic Equity ETF
Peter Kashanek	None	None	None
Alex Lai	$100,001-$500,000	None	$100,001-$500,000
Kurt Livermore	None	None	None
Paul Moghtader	$100,001-$500,000	None	$100,001-$500,000

Japanese Equity ETF
Scott R. Anderson	None	None	None
Matthew R. Bills	$50,001-$100,000	None	$50,001-$100,000
June-Yon Kim	None	None	None

Listed Infrastructure ETF
Bertrand Cliquet	None	None	None

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Portfolio/Portfolio Manager	Market Value of Portfolio Shares*	Market Value of Other Accounts Shares*	Aggregate Market Value in Strategy
Matthew Landy	None	None	None
John Mulquiney	None	None	None
Warryn Robertson	None	None	None

Next Gen Technologies ETF
Tjeert Keijzer	$100,001-$500,000	None	$100,001-$500,000
Ario Kishida	None	None	None
Celine Woo	$50,001-$100,000	None	$50,001-$100,000

Non-Dollar Active Income ETF**
Aristotel Kondili	None	None	None
Alex Kozhemiakin	None	None	None
Denise S. Simon	None	None	None

US High Yield ETF**
Gordon McKemie	None	None	None
John R. Senesac, Jr.	None	None	None

US Systematic Small Cap Equity ETF
Oren Shiran	$500,001-$1,000,000	None	$500,001-$1,000,000
Stefan Tang	$500,001-$1,000,000	$100,001-$500,000	$500,001-$1,000,000

* A portion of the market value of Portfolio or Other Accounts shares shown as owned by a portfolio manager may include the value of amounts awarded under the deferred compensation arrangement described above under “—Compensation for Portfolio Managers” and allocated to the relevant Portfolios or Other Accounts.

** The Portfolio had not commenced operations as of the date of this SAI.

Investment Manager and Management Agreement

The Investment Manager, located at 30 Rockefeller Plaza, New York, NY 10112-6300, has entered into a management agreement (the “Management Agreement”) with the Trust on behalf of the Portfolios. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision, furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities; and renders certain administrative, operational and compliance assistance services.

The Investment Manager, an indirect, wholly-owned subsidiary of Lazard, Inc. (collectively with the Investment Manager and its other affiliates, “Lazard”), is registered as an investment adviser with the SEC. The Investment Manager provides day-to-day management of the Portfolios’ investments and assists in the overall management of the Trust’s affairs. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of several of the Portfolios.

The Trust and Investment Manager each have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act that permits its personnel, subject to such Code of Ethics, to invest in securities, including securities that may be purchased or held by a Portfolio. The Codes of Ethics restrict the personal securities transactions of employees and require portfolio managers and other investment personnel to comply with the preclearance and disclosure procedures. The primary purpose of the Codes of Ethics is to ensure that personal trading by employees does not disadvantage any Portfolio.

Under the terms of the Management Agreement, the Investment Manager will pay the compensation of all personnel of the Trust under the unitary management fee structure (as described below). The Investment Manager will make available to the Portfolios such of the Investment Manager’s members, officers and employees as are reasonably

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necessary for the operations of each Portfolio, or as may be duly elected officers or Trustees of the Trust. Under the Management Agreement, the Investment Manager also pays each Portfolio’s office rent and provides investment advisory research and statistical facilities and all clerical services relating to research, statistical and investment work. The Investment Manager, including its employees who serve the Portfolios, may render investment advice, management and other services to other clients.

As compensation for its services, the Trust has agreed to pay the Investment Manager an investment management fee, accrued daily and payable monthly, at the annual rates set forth in the Prospectus.

The contractual management fees for each Portfolio as a percentage of the relevant Portfolio’s average daily net assets are set forth below. The investment management fees are accrued daily and paid monthly.

Portfolio	Investment Management Fee Rate
Emerging Markets Opportunities ETF	.74%
Equity Megatrends ETF	.60%
Hybrid Financial Income ETF	.60%
India Equity Opportunities ETF	.74%
International Dynamic Equity ETF	.40%
Japanese Equity ETF	.60%
Listed Infrastructure ETF	.96%
Next Gen Technologies ETF	.60%
Non-Dollar Active Income ETF	.50%
US High Yield ETF	.39%
US Systematic Small Cap Equity ETF	.60%

The Board of the Trust has approved a unitary management fee structure for each Portfolio. Under the unitary management fee structure, the Investment Manager will pay substantially all expenses of each Portfolio (including expenses of the Trust relating to each Portfolio), except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Notwithstanding the foregoing, the Investment Manager has agreed to pay a portion of each Portfolio’s offering costs during each Portfolio’s first year of operations so that offering costs borne by the Portfolio do not amount to .01% of its average net assets. The offering costs to be borne by the Investment Manager are not subject to recoupment. The imposition of the Investment Manager’s fees, as well as any other operating expenses not borne by the Investment Manager as described above, will have the effect of reducing the total return to investors. From time to time, the Investment Manager may waive receipt of its fees, which would have the effect of lowering each Portfolio’s overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.

The Predecessor High Yield Portfolio pays an investment management fee at the annual rate of .55% of the value of the Portfolio’s average daily net assets, accrued daily and paid monthly. The Predecessor High Yield Portfolio’s effective management fee for the fiscal year ended December 31, 2025 was .34%.

For the fiscal years ended December 31, 2023, 2024 and 2025 the management fees for the Portfolios, the amounts waived (and reimbursed), by the Investment Manager and the net fees paid to the Investment Manager were as follows:

Portfolio	Fees For Fiscal Year Ended December 31, 2023	Fees For Fiscal Year Ended December 31, 2024	Fees For Fiscal Year Ended December 31, 2025
Emerging Markets Opportunities ETF(1)	$1,119,460	$1,162,703	$1,197,426
Equity Megatrends ETF(2)	N/A	N/A	$168,845
Hybrid Financial Income ETF(3)	N/A	N/A	N/A
India Equity Opportunities ETF(3)	N/A	N/A	N/A

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International Dynamic Equity ETF(1)	$22,096	$143,469	$903,564
Japanese Equity ETF(2)	N/A	N/A	$216,997
Listed Infrastructure ETF(4)	N/A	N/A	$37,115
Next Gen Technologies ETF(2)	N/A	N/A	$192,722
Non-Dollar Active Income ETF(3)	N/A	N/A	N/A
US High Yield ETF(3)(1)	$1,155,504	$883,659	$688,206
US Systematic Small Cap Equity ETF(1)	$203,717	$330,158	$346,843

	Reduction in Fees For Fiscal Year Ended December 31, 2023	Reduction in Fees For Fiscal Year Ended December 31, 2024	Reduction in Fees For Fiscal Year Ended December 31, 2025
Emerging Markets Opportunities ETF(1)	$138,079	$169,449	$118,732
Equity Megatrends ETF(2)	N/A	N/A	$28,393
Hybrid Financial Income ETF(3)	N/A	N/A	N/A
India Equity Opportunities ETF(3)	N/A	N/A	N/A
International Dynamic Equity ETF(1)	$163,984	$145,146	$35,391
Japanese Equity ETF(2)	N/A	N/A	$126
Listed Infrastructure ETF(4)	N/A	N/A	$65
Next Gen Technologies ETF(2)	N/A	N/A	$32,342
Non-Dollar Active Income ETF(3)	N/A	N/A	N/A
US High Yield ETF(3)(1)	$320,400	$299,191	$258,313
US Systematic Small Cap Equity ETF(1)	$145,212	$122,551	$125,572

	Net Fees Paid For Fiscal Year Ended December 31, 2023	Net Fees Paid For Fiscal Year Ended December 31, 2024	Net Fees Paid For Fiscal Year Ended December 31, 2025
Emerging Markets Opportunities ETF(1)	$981,381	$993,254	$1,078,694
Equity Megatrends ETF(2)	N/A	N/A	$140,452
Hybrid Financial Income ETF(3)	N/A	N/A	N/A
India Equity Opportunities ETF(3)	N/A	N/A	N/A
International Dynamic Equity ETF(1)	$(141,888)	$(1,677)	$868,173
Japanese Equity ETF(2)	N/A	N/A	$216,871
Listed Infrastructure ETF(4)	N/A	N/A	$37,050
Next Gen Technologies ETF(2)	N/A	N/A	$160,380

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Non-Dollar Active Income ETF(3)	N/A	N/A	N/A
US High Yield ETF(3)(1)	$835,104	$584,468	$429,893
US Systematic Small Cap Equity ETF(1)	$58,505	$207,607	$221,271

(1) The information shown for Emerging Markets Opportunities ETF, International Dynamic Equity ETF, US High Yield ETF and US Systematic Small Cap Equity ETF includes operations of the respective Portfolio’s Predecessor Portfolio.

(2) Each of Equity Megatrends ETF, Japanese Equity ETF and Next Gen Technologies ETF commenced operations on April 7, 2025.

(3) Hybrid Financial Income ETF, India Equity Opportunities ETF, Non-Dollar Active Income ETF and US High Yield ETF had not commenced operations as of the date of this SAI.

(4) Listed Infrastructure ETF commenced operations on October 6, 2025.

As to each Portfolio, the Management Agreement is subject to annual approval by (i) the Trust’s Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the relevant Portfolio, provided that in either event the continuance also is approved by a majority of the Independent Trustees of the Trust or the Investment Manager, by vote cast in person at a meeting called for the purpose of voting on such approval (subject to exceptions to “in person” meeting requirements under certain circumstances and subject to compliance with certain conditions). As to each Portfolio, the Management Agreement is terminable without penalty, on 60 days’ notice, by the Trust’s Board or by vote of the holders of a majority of the shares of such Portfolio, or, upon not less than 90 days’ notice, by the Investment Manager. The Management Agreement will terminate automatically, as to the relevant Portfolio, in the event of its assignment (as defined in the 1940 Act). The Management Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Investment Manager, or of reckless disregard of its obligations thereunder, the Investment Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.

Proxy Voting

The Board has delegated to the Investment Manager the authority to vote proxies of companies held in the Trust’s portfolio.

The Investment Manager has adopted a Global Proxy Voting Policy, attached as Appendix B, which sets forth proxy voting guidelines applicable to specific types of common proxy proposals. Depending on the proposal, the applicable guideline may provide that the Investment Manager should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.

The Trust’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Administrator, Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), located at One Iron Street, Boston, Massachusetts 02210, provides certain administrative services to the Portfolios pursuant to an agreement with the Trust. Fees paid by the Investment Manager are based on a percentage of net assets plus additional charges for specific services and out-of-pocket expenses.

State Street also serves as the Trust’s custodian (in such capacity, the “Custodian”) and, among other things, maintains a custody account or accounts in the name of each Portfolio; receives and delivers all assets for each Portfolio upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Portfolio and disburses the Portfolio’s assets in payment of its expenses. The custodian does not determine the investment policies of any Portfolio or decide which securities any Portfolio will buy or sell.

State Street (in such capacity, the “Transfer Agent”) is the Trust’s transfer and dividend disbursing agent. Under a transfer agency agreement with the Trust, the Transfer Agent acts as a transfer agent for each Portfolio’s authorized and issued shares and as the dividend disbursing agent of the Trust. The Transfer Agent has undertaken with the

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Trust to provide the following services with respect to each Portfolio: (i) perform and facilitate the performance of purchases and redemptions of Creation Units, (ii) prepare and transmit by means of Depository Trust Company’s (“DTC”) book-entry system payments for dividends and distributions on or with respect to the Shares declared by the Trust on behalf of the Portfolios, (iii) prepare and deliver reports, information and documents as specified in the transfer agency agreement, (iv) perform the customary services of a transfer agent and dividend disbursing agent, and (v) render certain other miscellaneous services as specified in the transfer agency agreement or as otherwise agreed upon. As compensation for these services, the Transfer Agent receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Investment Manager from its management fee.

Distributor

Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (dba ACA Group), Three Canal Plaza, Suite 100, Portland, Maine 04101, is the Distributor of Creation Units of each Portfolio. The Distributor or its agent continuously distributes Creation Units for each Portfolio on an agency basis. The Distributor does not maintain a secondary market in shares of the Portfolio. The Distributor has no role in determining the investment policies of the Portfolio or the securities that are purchased or sold by the Portfolio.

DETERMINATION OF NET ASSET VALUE

The NAV of each Portfolio is determined each day the New York Stock Exchange (the “NYSE”) is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Trust will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. The NYSE is ordinarily closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV per share is determined by dividing the value of the total assets of the Portfolio, less all liabilities, by the total number of Portfolio shares outstanding.

Equity securities traded on a securities exchange or market, including exchange-traded option contracts, rights and warrants, are valued at the last reported sales price (for U.S.-listed equity securities) or the closing price (for non-U.S.-listed equity securities) on the exchange or market on which the security is principally traded or, for securities trading on the Nasdaq, the Nasdaq Official Closing Price. If there is no available closing price for a non-U.S.-listed equity security, the last reported sales price is used. If there are no reported sales of a security on the valuation date, the security is valued at the most recent quoted bid price on such date reported by such principal exchange or market. Futures contracts are valued at the settlement price on the exchange on which the contract is principally traded. Over-the-counter swap agreements are valued by an independent pricing service, and centrally-cleared swaps are valued at the last reported sale on the clearing exchange. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value per share.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities.

Calculation of a Portfolio’s net asset value may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trading on certain non-U.S. securities exchanges or markets, such as those in Europe and Asia, ordinarily may be completed before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, securities trading in a particular non-U.S. country or countries may not take place on all business days in New York and on which the net asset value of a Portfolio is calculated.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities are valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-U.S. securities may

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be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of U.S. securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Certain non-U.S. securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The Board has designated the Investment Manager to perform fair value determinations pursuant to Rule 2a-5 under the 1940 Act. The Investment Manager, which is subject to the oversight of the Board, may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio management team also will be considered.

The effect of using fair value pricing is that the net asset value of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values. The Investment Manager, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Portfolio’s NAV.

PORTFOLIO TRANSACTIONS

General

Subject to the supervision of the Board, the Investment Manager is primarily responsible for the investment decisions and the placing of portfolio transactions for each Portfolio. In arranging for the Portfolios’ securities transactions, the Investment Manager is primarily concerned with seeking best execution, which is considered to be the most favorable combination of price and quantity that can be traded at a point in time given, among other factors, the liquidity, market conditions, and required urgency of execution. In choosing broker-dealers, the Investment Manager considers all relevant factors, including but not limited to: the ability of a broker-dealer to provide a prompt and efficient agency execution; the ability and willingness of a broker-dealer to facilitate the transactions by acting as principal and going at risk for its own accounts; the ability of a broker-dealer to provide accurate and timely settlement of the transaction; the Investment Manager’s knowledge of the negotiated commission rates currently available and other current transactions costs; the clearance and settlement capabilities of the broker; the Investment Manager’s knowledge of the financial condition of the broker or dealer selected; and any other matter relevant to the selection of a broker-dealer.

In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

To the extent consistent with applicable provisions of the 1940 Act and the rules adopted by the SEC thereunder, the Trust’s Board has determined that securities transactions for a Portfolio may be executed through a broker-dealer that may be deemed to be an affiliate of the Investment Manager if, in the judgment of the Investment Manager, the use of the broker-dealer is likely to result in price and execution at least as favorable as those of other qualified brokers or dealers, and if, in the transaction, the broker-dealer charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Purchase and sale orders for securities held by a Portfolio may be combined with those for other Portfolios in the interest of the most favorable net results for all. In some cases, this policy may adversely affect the price paid or received by an account, or the size of the position obtained or liquidated. When the Investment Manager determines that a particular security should be bought for or sold by more than one Portfolio, the Investment Manager undertakes to allocate those transactions between the participants equitably.

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To the extent creation or redemption transactions are conducted on a cash or “cash in lieu” basis, a Portfolio may contemporaneously transact with broker-dealers for the purchase or sale of portfolio securities in connection with such transactions. Such orders may be placed with an Authorized Participant in its capacity as broker-dealer, a broker-dealer that is affiliated with the Authorized Participant, or a third-party broker-dealer. Specifically, following a Portfolio’s receipt of a creation or redemption order, to the extent such purchases or redemptions consist of a cash portion, the Portfolio may enter an order with the Authorized Participant, its affiliated broker-dealer or a third-party broker-dealer to purchase or sell the portfolio securities, as applicable. The executing broker-dealer will be required to guarantee that the Portfolio will achieve execution of its order at a price at least as favorable to the Portfolio as the Portfolio’s valuation of the portfolio securities used for purposes of calculating the NAV applied to the creation or redemption transaction giving rise to the order in order to reduce transaction costs incurred as a consequence of settling creations or redemptions in cash rather than in-kind. Whether the execution of the order is at a price at least as favorable to the Portfolio will depend on the results achieved by the executing firm and will vary depending on market activity, timing and a variety of other factors.

An Authorized Participant is required to deposit an amount with a Portfolio in order to ensure that the execution of the order on the terms noted above will be honored on orders arising from creation transactions executed by an Authorized Participant or its affiliate as broker-dealer. If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than a Portfolio’s valuation of the portfolio securities, the Portfolio receives the benefit of the favorable executions and the deposit is returned to the Authorized Participant. If, however, the broker-dealer executing the order is unable to achieve a price at least equal to a Portfolio’s valuation of the securities, the Portfolio retains the portion of the deposit equal to the full amount of the execution shortfall (including any taxes, brokerage commissions or other costs) and may require the Authorized Participant to deposit any additional amount required to cover the full amount of the actual execution transaction.

An Authorized Participant agrees to pay the shortfall amount in order to ensure that a guarantee on execution will be honored for brokerage orders arising from redemption transactions executed by an Authorized Participant or its affiliate as broker-dealer. If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than a Portfolio’s valuation of the portfolio securities, the Portfolio receives the benefit of the favorable executions. If, however, the broker-dealer is unable to achieve executions in market transactions at a price at least equal to the Portfolio’s valuation of the securities, the Portfolio will be entitled to the portion of the offset equal to the full amount of the execution shortfall (including any taxes, brokerage commissions or other costs).

Portfolio Turnover

The Portfolios generally do not invest for short-term trading purposes; however, when circumstances warrant, a Portfolio may sell investment securities without regard to the length of time they have been held. Market conditions in a given year could result in a higher or lower portfolio turnover rate than expected and the Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their investment objectives and policies. Higher portfolio turnover (e.g., over 100%) necessarily will cause the Portfolios to pay correspondingly increased brokerage and trading costs. In addition to transaction costs, higher portfolio turnover may result in the realization of capital gains. As discussed under “Certain Material U.S. Federal Income Tax Considerations,” to the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for U.S. federal income tax purposes.

Each Portfolio’s portfolio turnover rate for up to five fiscal years is shown in the prospectus. The following table provides an explanation of any significant variation in a Portfolio’s portfolio turnover rates over the last two fiscal years (or any anticipated variation in the portfolio turnover rate from that reported for the last fiscal year).

Portfolio	Reason for Any Significant Portfolio Turnover Rate Variation, or Anticipated Variation
Emerging Markets Opportunities ETF†

Portfolio turnover decreased in 2024 following an increase in portfolio turnover the prior year due to a reorganization of Lazard Emerging Markets Strategic Equity Portfolio into the Predecessor Emerging Markets Portfolio. Portfolio turnover increased in 2025 due to turnover in connection with the Predecessor Emerging Markets Portfolio’s reorganization into the Portfolio.

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Portfolio	Reason for Any Significant Portfolio Turnover Rate Variation, or Anticipated Variation
Equity Megatrends ETF	*
Hybrid Financial Income ETF	*
India Equity Opportunities ETF	*
International Dynamic Equity ETF†	N/A
Japanese Equity ETF	*
Listed Infrastructure ETF	*
Next Gen Technologies ETF	*
Non-Dollar Active Income ETF	*
US High Yield ETF†	Portfolio turnover was elevated in fiscal year 2024 due to repositioning due to changes to the Portfolio’s strategy.
US Systematic Small Cap Equity ETF†	N/A
* The Portfolio has not yet been operational for more than one fiscal year. † Information included for this Portfolio includes operations of the Portfolio’s respective Predecessor Portfolio.

Regular Broker-Dealers

The Portfolio is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) that the Portfolio may hold at the close of its most recent fiscal year. “Regular brokers and dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust’s shares.

The Portfolios held securities of their regular brokers or dealers during the fiscal year ended December 31, 2025:

Portfolio	Broker/Dealer	Value on December 31, 2025 (in $000s)
Emerging Markets Opportunities ETF	Banco BTG Pactual SA	1,574
	Itau Unibanco Holding SA	1,582
	Credicorp Ltd.	1,405

International Dynamic Equity ETF	Axis Bank Ltd.	933
	Banco Bilbao Vizcaya Argentaria SA	1,610
	Banco Bradesco SA	497
	Banco Santander SA	4,781
	Barclays PLC	2,188
	BNP Paribas SA	10,509
	Deutsche Bank AG	4,688
	HSBC Holdings PLC	3,663
	NatWest Group PLC	7,269
	UniCredit SpA	4,236
	Societe Generale	5,103
	Standard Chartered PLC	5,596
	UBS Group AG	1,713

Japanese Equity ETF	Mizuho Financial Group, Inc.	2,429

US Systematic Small Cap Equity ETF	Axis Capital Holdings Ltd.	133
	Evercore, Inc.	104
	SEI Investments Co.	101
	Stifel Financial Corp.	98
	MarketAxess Holdings Inc.	89

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Research and Statistical Information

Consistent with the requirements of best execution, brokerage commissions on a Portfolio’s transactions may be paid to brokers in recognition of investment research and information furnished as well as for brokerage and execution services provided by such brokers. The Investment Manager may in its discretion cause accounts to pay such broker-dealers a commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer adequately qualified to effect such transaction would have charged for effecting that transaction. This may be done where the Investment Manager has determined in good faith that such commission is reasonable in relation to the value of the brokerage and/or research to that particular transaction or to the Investment Manager’s overall responsibilities with respect to the accounts as to which it exercises investment discretion.

The Investment Manager receives a wide range of research (including proprietary research) and brokerage services from brokers. These services include information on the economy, industries, groups of securities, and individual companies; statistical information; technical market action, pricing and appraisal services; portfolio management computer services (including trading and settlement systems); risk management analysis; and performance analysis. Broker-dealers may also supply market quotations to the Trust’s custodian for valuation purposes.

Any research received in respect of a Portfolio’s brokerage commission may be useful to the Portfolio, but also may be useful in the management of the account of another client of the Investment Manager. Similarly, the research received for the commissions of such other client may be useful for the Portfolio.

Brokerage Commissions

In connection with its portfolio securities transactions for the fiscal years ended December 31, 2023, 2024 and 2025, the Portfolios paid brokerage commissions, none of which were paid to Lazard, as follows:

Portfolio	Total Brokerage Commissions Paid for Fiscal Year Ended December 31, 2023	Total Brokerage Commissions Paid for Fiscal Year Ended December 31, 2024	Total Brokerage Commissions Paid for Fiscal Year Ended December 31, 2025
Emerging Markets Opportunities ETF[1]	$222,151	$109,786	$142,488
Equity Megatrends ETF[2]	–	–	$9,707
Hybrid Financial Income ETF[3]	–	–	–
India Equity Opportunities ETF[3]	–	–	–
International Dynamic Equity ETF[1]	$17,376	$28,622	$363,187
Japanese Equity ETF[2]	–	–	$26,981
Listed Infrastructure ETF[4]	–	–	$2,857
Next Gen Technologies ETF[2]	–	–	$9,807
Non-Dollar Active Income ETF[3]	–	–	–
US High Yield ETF[1,3]	$27,830	$16,137	–
US Systematic Small Cap Equity ETF[1]	$2,873	$4,136	$5,870

1 The information shown for this Portfolio includes operations of the Portfolio’s respective Predecessor Portfolio.

2 The Portfolio commenced operations on April 7, 2025.

3 The Portfolio had not commenced operations as of the date of this SAI.

4 The Portfolio commenced operations on October 6, 2025.

The aggregate amount of transactions for the Portfolios during the fiscal year ended December 31, 2025 in securities effected on an agency basis through a broker for, among other things, research services, and the commissions related to such transactions were as follows:

Portfolio	Transaction Amount	Commissions
Emerging Markets Opportunities ETF[1]	$400,158,501	$142,488
Equity Megatrends ETF[2]	$58,881,622	$9,707
Hybrid Financial Income ETF[3]	–	–
India Equity Opportunities ETF[3]	–	–
International Dynamic Equity ETF[1]	$629,037,090	$363,187

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Portfolio	Transaction Amount	Commissions
Japanese Equity ETF[2]	$43,175,007	$26,981
Listed Infrastructure ETF[4]	$15,720,636	$2,857
Next Gen Technologies ETF[2]	$46,098,666	$9,807
Non-Dollar Active Income ETF[3]	–	–
US High Yield ETF[1,3]	–	–
US Systematic Small Cap Equity ETF[1]	$227,854,682	$5,870

1 The information shown for this Portfolio includes operations of the Portfolio’s respective Predecessor Portfolio.

2 The Portfolio commenced operations on April 7, 2025.

3 The Portfolio had not commenced operations as of the date of this SAI.

4 The Portfolio commenced operations on October 6, 2025.

The following table provides an explanation of any material difference in the commissions paid by a Portfolio in either of the two fiscal years preceding the last fiscal year.

Portfolio	Reason for Any Material Difference in Commissions
Emerging Markets Opportunities ETF[1]

The variance in commissions paid in fiscal year 2024 as compared to fiscal year 2023 was primarily due to a decrease in trading activity.
The variance in commissions paid in fiscal year 2025 as compared to fiscal year 2024 was primarily due to an increase in trading activity.

Equity Megatrends ETF[2]	N/A
Hybrid Financial Income ETF	N/A
India Equity Opportunities ETF[2]	N/A
International Dynamic Equity ETF[1]

The variance in commissions paid in fiscal year 2024 as compared to fiscal year 2023 was primarily due to an increase in trading activity.
The variance in commissions paid in fiscal year 2025 as compared to fiscal year 2024 was primarily due to an increase in assets.

Japanese Equity ETF[2]	N/A
Listed Infrastructure ETF[2]	N/A
Next Gen Technologies ETF[2]	N/A
Non-Dollar Active Income ETF	N/A
US High Yield ETF[1,2]	The variance in commissions paid in fiscal year 2025 as compared to fiscal year 2024 was due to investment decisions regarding trading in particular investments which do not generate commissions.
US Systematic Small Cap Equity ETF[1]	N/A

1 The information shown for this Portfolio includes operations of the Portfolio’s respective Predecessor Portfolio.

2 The Portfolio has not yet been operational for more than one fiscal year.

DISCLOSURE OF PORTFOLIO HOLDINGS

Each Portfolio’s holdings are publicly disseminated each day the Portfolio is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Creation Units, together with estimates and actual cash components is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (the “NSCC”), a clearing agency that is registered with the SEC. The basket represents one Creation Unit of the Portfolio. The Trust, Investment Manager, Custodian and Distributor will not disseminate non-public information concerning the Trust.

The Trust provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its Form N-CSR, and for the first and third fiscal quarters in its filings with the SEC as an exhibit to Form N-PORT.

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The Portfolios’ holdings are available on the Portfolios’ public website, https://lazardassetmanagement.com/us/en_us/investment-solutions/how-to-invest/etfs.

Portfolio Characteristics

Concurrent with or subsequent to the daily public disclosure of portfolio holdings, from time to time the Trust may make available certain unpublished portfolio characteristics (aggregated, statistical-type information that is not security-specific) including, but without limitation, allocations, performance- and risk-related statistics, portfolio-level statistics and non-security specific attribution analyses, to parties who request it. Such information is provided when the Trust’s Chief Compliance Officer reasonably believes that the disclosure of such information would not present material risks of inappropriate arbitrage, market timing, insider trading or other prohibited trading with respect to a Portfolio. Such information, if provided, will be made available to any person upon request.

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in each Portfolio’s Prospectus entitled “Shareholder Information—Book Entry.”

DTC acts as securities depositary for the shares. Shares of the Portfolios are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the depositary agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship

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between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CREATIONS AND REDEMPTIONS OF SHARES

The Trust issues and sells shares of each Portfolio only in Creation Units, generally in exchange for cash and/or a basket of securities and/or instruments (the “Deposit Securities”) together with a deposit of a specified cash payment (the “Cash Component”), if any, on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form as described in the Participant Agreement (as defined below), on any Business Day (as defined below).

A transaction fee may be imposed for the transfer and other transaction costs associated with the purchase or redemption of Creation Units, as applicable. Authorized Participants may be required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, on a given day regardless of the number of Creation Units created or redeemed on that day. The Portfolios may adjust the transaction fee from time to time, and a Portfolio may waive all or a portion of its applicable transaction fee. An additional charge or a variable charge will be applied to certain creation and redemption transactions, including non-standard orders and whole or partial cash purchases or redemptions. Specifically, a Portfolio may charge an additional variable fee for creations and redemptions in cash to offset brokerage and other impact expenses associated with the cash transaction. With respect to creation orders, Authorized Participants are responsible for the costs of transferring the securities constituting the Deposit Instruments to the account of the Trust and with respect to redemption orders, Authorized Participants are responsible for the costs of transferring the securities received on redemption from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may also be charged a fee for such services.

In its discretion, the Investment Manager reserves the right to increase or decrease the number of a Portfolio’s shares that constitute a Creation Unit. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of a Portfolio, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

A “Business Day” with respect to the Portfolios is each day the New York Stock Exchange, the Exchange and the Trust are open, including any day that a Portfolio is required to be open under Section 22(e) of the 1940 Act, which excludes weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Orders from large institutional investors who have entered into agreements with the Portfolios’ Distributor to create or redeem Creation Units will only be accepted on a Business Day.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the NYSE is stopped at a time other than its regularly scheduled closing time. The Trust reserves the right to reprocess creation and redemption transactions that were initially processed at a NAV other than a Portfolio’s official closing NAV (as each may be subsequently adjusted), and to recover amounts from (or distribute amounts to) Authorized Participants based on the official closing NAV. The Trust reserves the right to advance the time by which creation and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Portfolio Deposit

The consideration for purchase of Creation Units may consist of Deposit Securities and/or the Cash Component. Together, the Deposit Securities and Cash Component constitute the “Portfolio Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Portfolio. The portfolio of securities

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required may be different than the portfolio of securities such Portfolio will deliver upon redemption of Portfolio shares.

The function of the Cash Component is to compensate for any differences between the NAV per Creation Unit and the Deposit Amount (as defined below). The Cash Component would be an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (the NAV per Creation Unit exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (the NAV per Creation Unit is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, which shall be the sole responsibility of the Authorized Participant. The Cash Component may also include a “Dividend Equivalent Payment,” which enables each Portfolio to make a complete distribution of dividends on the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the securities held by the Portfolio with ex-dividend dates within the accumulation period for such distribution (the “Accumulation Period”), net of expenses and liabilities for such period, as if all of the securities had been held by the Trust for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for each Portfolio and ends on the next ex-dividend date.

The Custodian, through the NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the identity and the required number or amount of each Deposit Security and the amount of the Cash Component (or cash deposit) to be included in the current Portfolio Deposit (based on information at the end of the previous Business Day). Such Portfolio Deposit is applicable, subject to any adjustments, as described below, in order to effect purchases of Creation Units of that Portfolio until such time as the next-announced composition of the Portfolio Deposit is made available.

Procedures of Creating Creation Units

To be eligible to place orders with the Distributor and to create a Creation Unit of a Portfolio, an entity must be a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Trust or one of its service providers that allows the Authorized Participant to place orders for the purchase and redemption of Creation Units (a “Participant Agreement”). All shares of the Portfolios, however created, will be entered on the records of DTC in the name of its nominee for the account of a DTC Participant.

Except as described below, and in all cases subject to the terms of the applicable Participant Agreement, all orders to create Creation Units of a Portfolio must be received by the Transfer Agent no later than the closing time of the regular trading session of the Exchange (“Order Cutoff Time”) (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed for creation of Creation Units to be effected based on the NAV of shares of such Portfolio as next determined after receipt of an order in proper form. A “Custom Order” may be placed by an Authorized Participant in the event that a  Portfolio accepts (or delivers, in the case of a redemption) a basket of securities and/or cash that differs from a basket of Deposit Securities and/or cash published or transacted on a Business Day (discussed below). Custom Orders must be received by the Transfer Agent at such earlier time as provided in the Participant Agreement and/or applicable order form. On days when the Exchange closes earlier than normal (such as the day before a holiday), the Portfolio requires standard orders to create Creation Units to be placed by the earlier closing time and Custom Orders to create Creation Units must be received no later than one hour prior to the earlier closing time. Notwithstanding the foregoing, the Trust may, but is not required to, permit Custom Orders until 4:00 p.m., Eastern time, or until the market close (in the event the Exchange closes early). The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant through the Transfer Agent’s electronic order system or by telephone or other transmission method acceptable to the Transfer Agent and approved by the Distributor pursuant to procedures set forth in the Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent, Distributor or an Authorized Participant.

All investor orders to create Creation Units shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request that an investor make certain representations or enter into agreements with respect to an order (to provide for payments of cash). Investors should

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be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of a Portfolio will have to be placed by the investor’s broker through an Authorized Participant. In such cases, there may be additional charges to such investor. A limited number of broker-dealers are expected to execute a Participant Agreement and only certain of such Authorized Participants are expected to have international capabilities.

Creation Units may be created in advance of the receipt by the Trust of all or a portion of the Portfolio Deposit. In such cases, the Authorized Participant will remain liable for the full deposit of the missing portion(s) of the Portfolio Deposit and will be required to post collateral with the Trust consisting of cash at least equal to a percentage of the marked to market value of such missing portion(s) that is specified in the Participant Agreement. The Trust may use such collateral to buy the missing portion(s) of the Portfolio Deposit at any time and will subject such Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of such collateral. The Trust will have no liability for any such shortfall. The Trust will return any unused portion of the collateral to the Authorized Participant once the entire Portfolio Deposit has been properly received by the Transfer Agent and deposited into the Trust.

Orders for Creation Units that are affected outside the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”) are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Acceptance of Creation Orders

The Trust and the Distributor reserve the right to reject a creation order transmitted to it by the Transfer Agent, for any reason, provided that such action does not result in a suspension of sales of Creation Units in contravention of Rule 6c-11 and the SEC’s positions thereunder. For example, a Portfolio may reject or revoke acceptance of a creation order when: (a) the order is not in proper form; (b) the creator or creators, upon obtaining the shares, would own 80% or more of the currently outstanding shares of a Portfolio; (c) the Deposit Securities delivered are not as specified by the Administrator, as described above; (d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; or (e) in the event that circumstances outside the control of the Trust, the Distributor and the Investment Manager make it for all practical purposes impossible to process creation orders. Examples of such circumstances include, without limitation, acts of God or public service or utility problems such as earthquakes, fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; wars; civil or military disturbances, including acts of civil or military authority or governmental actions; terrorism; sabotage; epidemics; riots; labor disputes; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Investment Manager, the Distributor, DTC, the NSCC or any other participant in the creation process, and similar extraordinary events. The Transfer Agent will notify an Authorized Participant if an order is rejected. The Trust, the Custodian, any sub-custodian, the Distributor and the Transfer Agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits to Authorized Participants nor shall any of them incur any liability to Authorized Participants for the failure to give any such notification. All questions as to the amounts of the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Portfolio Trading by Authorized Participants

When creation or redemption transactions consist of cash, the transactions may require the Portfolio to contemporaneously transact with broker-dealers for purchases or sales of portfolio securities, as applicable. Depending on the timing of the transactions and certain other factors, such transactions may be placed with the purchasing or redeeming Authorized Participant in its capacity as a broker-dealer or with its affiliated broker-dealer and conditioned upon an agreement with the Authorized Participant or its affiliated broker-dealer to transact at guaranteed prices in order to reduce transaction costs incurred as a consequence of settling creations or redemptions in cash rather than in-kind. Specifically, following the Portfolio’s receipt of a creation or redemption order, to the extent such purchases or redemptions consist of a cash portion, the Portfolio may enter an order with the Authorized Participant or its affiliated broker-dealer to purchase or sell the portfolio securities, as applicable. Such Authorized

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Participant or its affiliated broker-dealer will be required to guarantee that the Portfolio will achieve execution of its order at a price at least as favorable to the Portfolio as the Portfolio’s valuation of the portfolio securities used for purposes of calculating the NAV applied to the creation or redemption transaction giving rise to the order. Whether the execution of the order is at a price at least as favorable to the Portfolio will depend on the results achieved by the executing firm and will vary depending on market activity, timing, and a variety of other factors. An Authorized Participant is required to deposit an amount with the Portfolio in order to ensure that the execution of the order on the terms noted above will be honored on orders arising from creation transactions executed by an Authorized Participant or its affiliate as broker-dealer. If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than the Portfolio’s valuation of the portfolio securities, the Authorized Participant or its affiliate as broker dealer receives the benefit of the favorable executions and the deposit is returned to the Authorized Participant. If, however, the broker-dealer executing the order is unable to achieve a price at least equal to the Portfolio’s valuation of the securities, the Portfolio retains the portion of the deposit equal to the full amount of the execution shortfall (including any taxes, brokerage commissions or other costs) and may require the Authorized Participant to deposit any additional amount required to cover the full amount of the actual execution transaction.

An Authorized Participant agrees to pay the shortfall amount in order to ensure that a guarantee on execution will be honored for brokerage orders arising from redemption transactions executed by an Authorized Participant or its affiliate as broker-dealer. If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than the Portfolio’s valuation of the portfolio securities, the Authorized Participant or its affiliate as broker dealer receives the benefit of the favorable executions. If, however, the broker-dealer is unable to achieve executions in market transactions at a price at least equal to the Portfolio’s valuation of the securities, the Portfolio will be entitled to the portion of the offset equal to the full amount of the execution shortfall (including any taxes, brokerage commissions, or other costs).

Redemption of Creation Units

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form on a Business Day and only through a Participating Party or DTC Participant who has executed a Participant Agreement. The Portfolios will not redeem shares in amounts less than Creation Units (except each Portfolio may redeem shares in amounts less than a Creation Unit in the event the Portfolio is being liquidated). Beneficial owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Authorized Participants should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit. All redemptions are subject to the procedures contained in the applicable Participant Agreement.

With respect to a Portfolio, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity and number or amount of each Portfolio’s securities (“Portfolio Securities”) and/or an amount of cash that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. All orders are subject to acceptance by the Distributor. Portfolio Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.

Unless cash-only redemptions are available or specified for a Portfolio, the redemption proceeds for a Creation Unit will generally consist of Portfolio Securities – as published on the Business Day of the request for a redemption order received in proper form – plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Portfolio Securities, less the redemption transaction fee and variable fees described below. Notwithstanding the foregoing, the Trust reserves the right to deliver a basket of securities and/or cash that differs from a basket of Portfolio Securities and/or cash published or transacted on a Business Day, or to substitute an amount of cash (a “cash-in-lieu” amount) to be added to the Cash Component to replace any Portfolio Security. Where “cash-in-lieu” is used, the amount of cash paid out in such cases will be equivalent to the value of the instrument listed as a Deposit Security. In the event that the Portfolio Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by an Authorized Participant.

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Redemptions of shares for Portfolio Securities will be subject to compliance with applicable U.S. federal and state securities laws, and each Portfolio reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Portfolio Securities upon redemptions or could not do so without first registering the Portfolio Securities under such laws. An Authorized Participant, or a beneficial owner of shares for which it is acting, subject to a legal restriction with respect to a particular security included in the redemption of a Creation Unit may be paid an equivalent amount of cash. This would specifically prohibit delivery of Portfolio Securities that are not registered in reliance upon Rule 144A under the Securities Act to a redeeming beneficial owner of shares that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act. The Authorized Participant may request the redeeming beneficial owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

The right of redemption may be suspended or the date of payment postponed with respect to a Portfolio: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal by the Portfolio of securities it owns or determination of the Portfolio’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC.

If the Trust determines, based on information available to the Trust when a redemption request is submitted by an Authorized Participant, that (i) the short interest of a Portfolio in the marketplace is greater than or equal to 100% and (ii) the orders in the aggregate from all Authorized Participants redeeming Portfolio shares on a Business Day represent 25% or more of the outstanding shares of the Portfolio, such Authorized Participant will be required to verify to the Trust the accuracy of its representations that are deemed to have been made by submitting a request for redemption. If, after receiving notice of the verification requirement, the Authorized Participant does not verify the accuracy of its representations that are deemed to have been made by submitting a request for redemption in accordance with this requirement, its redemption request will be considered not to have been received in proper form.

DIVIDENDS AND DISTRIBUTIONS

For Lazard Hybrid Financial Income ETF, Lazard Non-Dollar Active Income ETF and Lazard US High Yield ETF, income dividends, if any, are anticipated to be paid monthly. For Lazard Emerging Markets Opportunities ETF, Lazard International Dynamic Equity ETF and Lazard Japanese Equity ETF, income dividends, if any, are anticipated to be paid semi-annually. For Lazard India Equity Opportunities ETF, income dividends, if any, are anticipated to be paid annually. For all other Portfolios, income dividends, if any, are anticipated to be paid quarterly. Net capital gains, if any, are normally distributed annually but may be distributed more frequently.

Any dividend or distribution paid after an investor’s purchase of a Portfolio’s shares may have the effect of reducing the aggregate NAV of the shares below the cost of the investment (“buying a dividend”), and such a dividend or distribution would be a return of capital in an economic sense, although taxable as stated in the Prospectus and this SAI. This is sometimes referred to as “buying a dividend.”

With respect to all of the Portfolios, net realized capital gains, if any, will be distributed at least annually, and may be declared and paid more frequently.

Each Portfolio within the Trust is treated as a separate entity (and hence, as a separate “regulated investment company”) for U.S. federal tax purposes. Any net capital gains recognized by a Portfolio are distributed to its investors without need to offset (for U.S. federal income tax purposes) such gains against any net capital losses of another Portfolio.

Undistributed net investment income is included in a Portfolio’s net assets for the purpose of calculating NAV. Therefore, on the ex-dividend date, the NAV excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable as ordinary income.

Certain mortgage securities may provide for periodic or unscheduled payments of principal and interest as the mortgages underlying the securities are paid or prepaid. However, such principal payments (not otherwise characterized as original issue discount or bond premium expense) will not normally be considered as income to a

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Portfolio and therefore will not be distributed as dividends. Rather, these payments on mortgage-backed securities will be reinvested on your behalf by a Portfolio.

Dividend Reinvestment Service

No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry dividend reinvestment service for use by beneficial owners of the Portfolios through DTC participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Portfolios. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. Distributions reinvested in additional shares of the Portfolios will nevertheless be taxable to Beneficial Owners acquiring such additional shares to the same extent as if such distributions had been received in cash.

Inactive Accounts and Potential Risk of Escheatment

In accordance with state “unclaimed property” laws, a shareholder’s Portfolio shares may legally be considered abandoned and required to be transferred to the relevant state (also known as “escheatment”) under certain circumstances. These circumstances, which vary by state, can include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office as undeliverable), uncashed checks or a combination of these. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Portfolio or your financial intermediary. Since states’ statutory requirements regarding inactivity differ, it is important to regularly contact your financial intermediary or the Portfolio’s transfer agent. The process described above, and the application of state escheatment laws, may vary by state and/or depending on how shareholders hold their shares in the Portfolio. Escheatment with respect to a retirement account is generally subject to a 10% federal withholding tax on the account.

It is the shareholder’s responsibility to ensure that such shareholder maintain a valid mailing address for his or her account, keep his or her account active by contacting his or her financial intermediary or the Portfolio’s transfer agent (e.g., by mail or telephone), and promptly cash all checks for dividends.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain material U.S. federal income tax considerations applicable to a Portfolio and its shareholders, including each Portfolio’s qualification and taxation as a RIC for U.S. federal income tax purposes under Subchapter M of the Code and to the acquisition, ownership and disposition of a Portfolio’s shares.

This discussion does not purport to be a complete description of all of the tax considerations applicable to the Portfolios or their shareholders. In particular, this discussion does not address certain considerations that may be relevant to certain types of shareholders subject to special treatment under U.S. federal income tax laws, including shareholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, shareholders that are treated as partnerships for U.S. federal income tax purposes, dealers in securities, traders in securities that elect to use a mark-to-market method of accounting for securities holdings, pension plans and trusts, REITs, other RICs, banks and other financial institutions, persons who hold Portfolio shares as part of a straddle or a hedging or conversion transaction and U.S. shareholders (as defined below) whose functional currency is not the U.S. dollar, non-U.S. shareholders (as defined below) engaged in a trade or business in the United States, persons who have ceased to be U.S. citizens or to be taxed as residents of the United States, controlled foreign corporations (“CFC”), and passive foreign investment companies (“PFICs”). This discussion is limited to shareholders that hold a Portfolio’s shares as capital assets (within the meaning of the Code) for U.S. federal income tax purposes, and does not address owners of a shareholder. This discussion does not discuss any aspects of U.S. estate or gift tax or non-U.S., state or local tax laws nor does it discuss the special treatment under U.S. federal income tax laws that could result if a Portfolio invests in tax-exempt securities or certain other investment assets. This discussion is based upon the Code, its legislative history, existing and proposed Treasury regulations, published rulings and court decisions, each as of the date of this SAI and all of which are subject to change or differing interpretations, possibly retroactively, which could affect the continuing validity of this discussion. No Portfolio has sought, and no Portfolio will seek any ruling from the U.S. Internal Revenue Service (the “IRS”) regarding any matter discussed herein, and

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this discussion is not binding on the IRS. Accordingly, there can be no assurance that the IRS would not assert, and that a court would not sustain, a position contrary to any of the tax consequences discussed herein.

For the purposes of this discussion, a “U.S. shareholder” is a beneficial owner of a Portfolio’s shares that is for U.S. federal income tax purposes:

▪ an individual who is a citizen or individual resident of the United States;

▪ a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

▪ a trust, if a court within the United States has primary supervision over its administration and one or more U.S. persons (as defined in the Code) have the authority to control all of its substantial decisions, or the trust has a valid election in effect under applicable Treasury regulations to be treated as a domestic trust for U.S. federal income tax purposes; or

▪ an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

For the purposes of this discussion, a “non-U.S. shareholder” is a beneficial owner of a Portfolio’s shares that is neither a U.S. shareholder nor an entity treated as a partnership for U.S. federal income tax purposes.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds a Portfolio’s shares, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Beneficial owners of a Portfolio’s shares that are partnerships or partners in such partnerships should consult their own tax advisors with respect to the ownership and disposition of such Portfolio’s shares.

Tax matters are complicated and the tax consequences to a shareholder of an investment in a Portfolio’s shares will depend on the facts of such shareholder’s particular situation. Shareholders are strongly encouraged to consult their own tax advisor regarding the U.S. federal income tax consequences of the acquisition, ownership and disposition of a Portfolio’s shares, as well as the effect of state, local and foreign tax laws, and the effect of any possible changes in tax laws.

Taxation of the Portfolios

Each Portfolio has elected to be treated as, and intends to continue to qualify in each taxable year as, a RIC under Subchapter M of the Code. To qualify as a RIC, a Portfolio must, among other things, meet certain source-of-income and asset diversification requirements (as described below). As a RIC, a Portfolio will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that the Portfolio timely distributes (or is deemed to timely distribute) to its shareholders as dividends. Instead, dividends a Portfolio distributes (or is deemed to timely distribute) generally will be taxable to shareholders, and any net operating losses, foreign tax credits and most other tax attributes generally will not pass through to shareholders. A Portfolio will be subject to U.S. federal corporate-level income tax on any undistributed income and gains.

To qualify as a RIC for U.S. federal income tax purposes, a Portfolio generally must, among other things:

▪ maintain an election and qualify as a registered management company under the 1940 Act at all times during each taxable year;

▪ derive in each taxable year at least 90% of the Portfolio’s gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock, other securities, foreign currencies or other income (including certain deemed inclusions) derived with respect to the Portfolio’s business of investing in such stock, securities or currencies, or (b) net income derived from the Portfolio’s interest in a qualified publicly traded partnership (“QPTP”) (collectively, the “90% Gross Income Test”);

▪ diversify the Portfolio’s holdings so that at the end of each quarter of the taxable year:

o at least 50% of the value of the Portfolio’s assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs and other securities that, with respect to any issuer, do not represent more than 5% of the value of the Portfolio’s assets or more than 10% of the outstanding voting securities of that issuer; and

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o no more than 25% of the value of the Portfolio’s assets is invested in the securities, other than U.S. government securities or securities of other RICs, of (i) one issuer; (ii) two or more issuers that are controlled, as determined under applicable tax rules, by such Portfolio and that are engaged in the same or similar or related trades or businesses; or (iii) securities of one or more QPTPs (collectively, the “Diversification Tests”).

For the purpose of determining whether a Portfolio satisfies the 90% Gross Income Test and the Diversification Tests, the character of the Portfolio’s distributive share of items of income, gain, losses, deductions and credits derived through any investments in companies that are treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships), or are otherwise treated as disregarded from the Portfolio for U.S. federal income tax purposes, generally will be determined as if the Portfolio realized these tax items directly. Further, future Treasury regulations could provide that qualifying income under the 90% Gross Income test will not include gains from foreign currency transactions that are not directly related to a Portfolio’s principal business of investing in stock or securities or options and futures with respect to stock or securities.

For purposes of calculating the value of a Portfolio’s investment in the securities of an issuer for purposes of determining the 25% requirement of the Diversification Tests, the Portfolio’s proper proportion of any investment in the securities of that issuer that are held by a member of the Portfolio’s “controlled group” must be aggregated with the Portfolio’s investment in that issuer. A controlled group is one or more chains of corporations connected through stock ownership with the Portfolio if (a) at least 20% of the total combined voting power of all classes of voting stock of each of the corporations is owned directly by one or more of the other corporations, and (b) the Portfolio directly owns at least 20% or more of the combined voting stock of at least one of the other corporations.

In addition, to maintain RIC tax treatment, a Portfolio must distribute with respect to each taxable year at least 90% of the sum of the Portfolio’s investment company taxable income (which generally is the Portfolio’s net ordinary taxable income and realized net short-term capital gains in excess of realized net long-term capital losses, determined without regard to the dividends paid deduction) plus 90% of the excess of its gross tax-exempt interest income (if any) over certain disallowed deductions (the “Annual Distribution Requirement”) for any taxable year. If a Portfolio qualifies as a RIC and satisfies the Annual Distribution Requirement, the Portfolio generally will not be subject to U.S. federal income tax on its “investment company taxable income” and net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes as dividends to Shareholders (including amounts that are reinvested ). Any taxable income, including any net capital gains, that a Portfolio does not distribute in a timely manner, will be subject to U.S. federal income tax at the regular corporate rate.

If a Portfolio fails to distribute in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98.2% of its net capital gain income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) 100% of any ordinary income and net capital gains recognized, but not distributed, in the preceding years (to the extent that income tax was not imposed on such amounts) less certain over-distributions in prior years (together, the “Excise Tax Distribution Requirements”), the Portfolio will be subject to a 4% nondeductible federal excise tax on the portion of the undistributed amounts of such income that are less than the amounts required to be distributed based on the Excise Tax Distribution Requirements. For this purpose, however, any ordinary income or capital gain net income retained by a Portfolio that is subject to corporate income tax for the tax year ending in that calendar year will be considered to have been distributed by year end (or earlier if estimated taxes are paid). Each Portfolio currently intends to make sufficient distributions each taxable year to satisfy the Excise Tax Distribution Requirements.

A Portfolio may have investments that require income to be included in investment company taxable income in a year prior to the year in which the Portfolio actually receives a corresponding amount of cash in respect of such income. For example, if a Portfolio holds corporate stock with respect to which Section 305 of the Code requires inclusion in income of amounts of deemed dividends even if no cash distribution is made, the Portfolio must include in its taxable income in each year the full amount of its applicable share of the Portfolio’s allocable share of these deemed dividends. Additionally, if a Portfolio holds debt obligations that are treated under applicable U.S. federal income tax rules as having original issue discount (such as debt instruments with “payment in kind” interest or, in certain cases, that have increasing interest rates or are issued with warrants), the Portfolio must include in its taxable income in each year a portion of the original issue discount that accrues over the life of the obligation, regardless of

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whether the Portfolio receives cash representing such income in the same taxable year. A Portfolio may also have to include in its taxable income other amounts that the Portfolio has not yet received in cash, such as accruals on a contingent payment debt instrument, deemed dividends with respect to certain conversion ratio adjustments relating to convertible debt or deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock.

A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If a Portfolio’s deductible expenses in a given year exceed its investment company taxable income, the Portfolio will have a net operating loss for that year. A RIC is not able to offset its investment company taxable income with net operating losses on either a carryforward or carryback basis, and net operating losses generally will not pass through to shareholders. In addition, expenses may be used only to offset investment company taxable income and may not be used to offset net capital gain. A RIC may not use any net capital losses (i.e., realized capital losses in excess of realized capital gains) to offset its investment company taxable income but may carry forward those losses, and use them to offset future capital gains, indefinitely. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations. Any such carryforward losses will retain their character as short-term or long-term. If a Portfolio were to experience an ownership change as defined under the Code, the capital loss carryforwards and other favorable tax attributes of the Portfolio, if any, may be subject to limitation. Further, a RIC’s deduction of net business interest expense is limited to 30% of its “adjusted taxable income” plus “floor plan financing interest expense.” It is not expected that any portion of any underwriting or similar fee will be deductible for U.S. federal income tax purposes to a Portfolio or its shareholders. Due to these limits on the deductibility of expenses, net capital losses and business interest expenses, a Portfolio may, for U.S. federal income tax purposes, have aggregate taxable income for several years that the Portfolio is required to distribute and that is taxable to shareholders even if this income is greater than the aggregate net income the Portfolio actually earned during those years.

In order to enable a Portfolio to make distributions to shareholders that will be sufficient to enable the Portfolio to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements in the event that the circumstances described in the preceding two paragraphs apply, the Portfolio may need to liquidate or sell some of its assets at times or at prices that the Portfolio would not consider advantageous, the Portfolio may need to raise additional equity or debt capital, the Portfolio many need to take out loans, or the Portfolio may need to forego new investment opportunities or otherwise take actions that are disadvantageous to the Portfolio’s business (or be unable to take actions that are advantageous to its business). Even if a Portfolio is authorized to borrow and to sell assets in order to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements, under the 1940 Act, the Portfolio generally is not permitted to make distributions to its shareholders while the Portfolio’s debt obligations and senior securities are outstanding unless certain “asset coverage” tests or other financial covenants are met.

If a Portfolio is unable to obtain cash from other sources to enable the Portfolio to satisfy the Annual Distribution Requirement, the Portfolio may fail to qualify for the U.S. federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level U.S. federal income tax (and any applicable state and local taxes). Although each Portfolio expects to operate in a manner so as to qualify continuously as a RIC, a Portfolio may decide in the future to be taxed as a “C” corporation, even if the Portfolio would otherwise qualify as a RIC, if the Portfolio determines that such treatment as a C corporation for a particular year would be in the Portfolio’s best interests.

If a Portfolio is unable to obtain cash from other sources to enable the Portfolio to satisfy the Excise Tax Distribution Requirements, the Portfolio may be subject to additional tax. However, no assurances can be given that a Portfolio will not be subject to the excise tax and a Portfolio may choose in certain circumstances to pay the excise tax as opposed to making an additional distribution.

Failure to Qualify as a RIC. If a Portfolio, otherwise qualifying as a RIC, fails to satisfy the 90% Gross Income Test for any taxable year or the Diversification Tests in any quarter of a taxable year, such Portfolio may continue to be taxed as a RIC for the relevant taxable year if certain relief provisions of the Code apply (which might, among other things, require the Portfolio to pay certain corporate-level U.S. federal taxes or to dispose of certain assets). If the Portfolio fails to qualify as a RIC for more than two consecutive taxable years and then seeks to re-qualify as a RIC, the Portfolio would generally be required to recognize gain to the extent of any unrealized appreciation in its assets

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unless the Portfolio elects to pay U.S. corporate income tax on any such unrealized appreciation during the succeeding 5-year period.

If a Portfolio fails to qualify for treatment as a RIC in any taxable year, and is not eligible for such relief provisions, the Portfolio would be subject to U.S. federal income tax on all of its taxable income at the regular corporate U.S. federal income tax rate and would be subject to any applicable state and local taxes, regardless of whether a Portfolio makes any distributions to the Portfolio’s shareholders and would reduce the amount available to be distributed to the Portfolio’s shareholders. Such Portfolio would not be able to deduct distributions to its shareholders, nor would distributions to its shareholders be required to be made for U.S. federal income tax purposes. Any distributions the Portfolio makes generally would be taxable to shareholders as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the current maximum rate applicable to qualifying dividend income of individuals and other non-corporate U.S. shareholders, to the extent of the Portfolio’s current or accumulated earnings and profits. Subject to certain limitations under the Code, U.S. shareholders that are corporations for U.S. federal income tax purposes would be eligible for the dividends-received deduction. Distributions in excess of the Portfolio’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s adjusted tax basis in its shares of the Portfolio, and any remaining distributions would be treated as capital gain.

Equalization Accounting. Each Portfolio may in certain years use “equalization accounting” in determining the portion of its net investment income and net realized capital gains that has been distributed. A Portfolio that elects to use equalization accounting in a year will allocate a portion of its investment income and capital gain to redemptions of Portfolio shares, and such income and gains will be deemed to have been distributed by the Portfolio for purposes of the distribution requirements under the Code. This may have the effect of reducing the amount of such income and/or gain that the Portfolio is required to distribute to non-redeeming shareholders to avoid U.S. federal income tax and excise tax and also may defer the recognition of taxable income by its non-redeeming shareholders. This process does not affect the tax treatment of redeeming shareholders and, as the amount of any undistributed income and/or gains will be reflected in the value of the Portfolio’s shares, the total return on a shareholder’s investment will not be reduced as a result of the Portfolio’s distribution policy. The IRS has not published any guidance concerning the methods to be used in allocating investment income and capital gain to redemptions of shares. In the event that the IRS determines that a Portfolio is using an improper method of allocation and has underdistributed its net investment income or net realized capital gains for any taxable year, such Portfolio may be liable for additional U.S. federal income or excise tax or may be unable to maintain it qualification as a RIC.

The remainder of this discussion assumes that each Portfolio will continuously qualify as a RIC for each taxable year.

Portfolio Investments

General. Certain of a Portfolio’s investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (5) cause it to recognize income or gain without receipt of a corresponding cash payment, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce income that will not be qualifying income for purposes of the 90% Gross Income Test. Each Portfolio intends to monitor its transactions and may make certain tax elections in order to mitigate the effects of these provisions; however, no assurance can be given that a Portfolio will be eligible for any such tax elections or that any elections it makes will fully mitigate the effects of these provisions.

Gain or loss recognized by a Portfolio from securities and other financial assets acquired by the Portfolio, as well as any loss attributable to the lapse of options, warrants, or other financial assets taxed as options, generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term depending on how long the Portfolio held a particular security or other financial asset.

A portfolio company in which a Portfolio invests may face financial difficulties that require the Portfolio to work-out, modify or otherwise restructure its investment in the portfolio company. Any such transaction could, depending

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upon the specific terms of the transaction, cause the Portfolio to recognize taxable income without a corresponding receipt of cash, which could affect its ability to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements or result in unusable capital losses and future non-cash income. Any such transaction could also result in the Portfolio receiving assets that give rise to non-qualifying income for purposes of the 90% Gross Income Test.

A Portfolio’s investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. Tax conventions between certain countries and the United States may reduce or eliminate those foreign taxes in some cases. If more than 50% of a Portfolio’s total assets at the end of its taxable year consist of foreign stock or securities or if at least 50% of the value of a Portfolio’s total assets at the close of each quarter of its taxable year is represented by interests in RICs, the Portfolio may elect to “pass through” to its investors certain foreign income taxes paid by the Trust, with the result that each investor will (1) include in gross income, as an additional dividend, even though not actually received, the investor’s pro rata share of the Trust’s foreign income taxes, and (2) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income), subject to certain holding period and other limitations, the investor’s pro rata share of the Trust’s foreign income taxes. As a result, in certain cases, shareholders may be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by a Portfolio. There can be no assurance that a Portfolio will make such election even if it is qualified to do so.

If a Portfolio purchases shares in a PFIC, such a Portfolio may be subject to U.S. federal income tax on a portion of any “excess distribution” received on, or gain from the disposition of, such shares, even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest generally will be imposed on the Portfolio in respect of deferred taxes arising from such excess distribution or gain. If a Portfolio invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Portfolio will be required to include in gross income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF to the Portfolio. Any inclusions in the Portfolio’s gross income resulting from the QEF election will be considered qualifying income for purposes of the 90% Gross Income Test. Alternatively, a Portfolio may elect to mark to market at the end of each taxable year the Portfolio’s shares in such PFIC, in which case, the Portfolio will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in its income. A Portfolio’s ability to make either election will depend on factors beyond its control, and the Portfolios are subject to restrictions which may limit the availability or benefit of these elections. Under either election, a Portfolio may be required to recognize in any year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC shares during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether the Portfolio satisfies the Excise Tax Distribution Requirements.

The functional currency of the Portfolios is the U.S. dollar for U.S. federal income tax purposes. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Portfolio accrues income, expenses or other liabilities denominated in a currency other than the U.S. dollar and the time such Portfolio actually collects such income or pays such expenses or liabilities may be treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts, the disposition of debt denominated in a foreign currency and other financial transactions denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, may also be treated as ordinary income or loss by a Portfolio.

Certain Portfolios expect to invest in debt securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Investments in these types of instruments may present special tax issues for the Portfolios. U.S. federal income tax rules are not entirely clear about issues such as when a Portfolio may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Portfolios, to the extent necessary, to distribute sufficient income to preserve a Portfolio's tax status as a RIC and minimize the extent to which a Portfolio is subject to U.S. federal income tax.

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Hedging and Derivative Transactions. Gain or loss, if any, realized from certain financial futures or forward contracts and options transactions (“Section 1256 contracts”) generally is treated as 60% long-term capital gain or loss (as applicable) and 40% short-term capital gain or loss (as applicable). Gain or loss will arise upon exercise or lapse of Section 1256 contracts. In addition, any Section 1256 contracts remaining unexercised at the end of a shareholder’s taxable year are treated as sold for their then fair market value, resulting in the recognition of gain or loss characterized in the manner described above.

Offsetting positions held by a Portfolio involving certain financial futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for U.S. federal income tax purposes, to constitute “straddles.” In addition, investments by a Portfolio in particular combinations of investment funds also may be treated as a “straddle.” To the extent the straddle rules apply to positions established by a Portfolio, or the investment funds, losses realized by the Portfolio may be deferred to the extent of unrealized gain in the offsetting positions. Short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Interest and carrying charges allocable to positions in straddles are required to be capitalized, rather than deducted as accrued. Certain of the straddle positions held by a Portfolio may constitute “mixed straddles.” One or more elections may be made in respect of the U.S. federal income tax treatment of “mixed straddles,” resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

If a Portfolio either holds (1) an appreciated financial position with respect to stock, certain debt obligations or partnership interests (“appreciated financial position”) and enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a “Contract”) with respect to the same or substantially identical property, or (2) an appreciated financial position that is a Contract and acquires property that is the same as, or substantially identical to, the underlying property, the Portfolio generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Portfolio enters into the financial position or acquires the property, respectively. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the appreciated financial position is held unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the risk of loss relating to the appreciated financial position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as by reason of an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

If a Portfolio enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-through entities (including other RICs, REITs, partnerships, REMICs and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-through entity been held directly during the term of the derivative contract. Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge.

Investments in MLPs. A Portfolio may invest in MLPs, which generally are treated as partnerships for U.S. federal income tax purposes. MLPs are publicly traded partnerships under the Code. To qualify as a RIC, a Portfolio must limit its total investment in certain types of MLPs to less than 25% of total assets, on a quarterly basis. The Code generally requires publicly traded partnerships to be treated as corporations for U.S. federal income tax purposes. If, however, a publicly traded partnership satisfies certain requirements, it will be treated as a partnership for U.S. federal income tax purposes. Specifically, if a publicly traded partnership receives 90% or more of its income from qualifying sources, such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from certain mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, gain from the sale or disposition of a capital asset held for the production of such income, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities, then the publicly traded partnership will be treated as a partnership for U.S. federal income tax purposes. Mineral or natural resources activities include exploration, development, production, mining, processing, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizers, timber or industrial source carbon dioxide.

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Any distribution by an MLP treated as a partnership to a Portfolio in excess of the Portfolio’s allocable share of such MLP’s net taxable income will decrease the Portfolio’s tax basis in its MLP investment and will therefore increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of an equity security in the MLP by the Portfolio. A portion of any gain or loss recognized by the Portfolio on a disposition of an MLP equity security (or by an MLP on a disposition of an underlying asset) may be separately computed and treated as ordinary income or loss under the Code to the extent attributable to assets of the MLP that give rise to depreciation recapture, intangible drilling and development cost recapture, or other “unrealized receivables” or “inventory items” under the Code. Any such gain may exceed net taxable gain realized on the disposition and will be recognized even if there is a net taxable loss on the disposition. The Portfolio’s net capital losses may only be used to offset capital gains and therefore cannot be used to offset gains that are treated as ordinary income. Thus, the Portfolio could recognize both gain that is treated as ordinary income and a capital loss on a disposition of an MLP equity security (or on an MLP’s disposition of an underlying asset) and would not be able to use the capital loss to offset that gain. The Portfolio will recognize gain or loss on the sale, exchange or other taxable disposition of its portfolio assets, including equity securities of MLPs, equal to the difference between the amount realized by the Portfolio on the sale, exchange or other taxable disposition and the Portfolio’s adjusted tax basis in such assets. The amount realized by the Portfolio in any case generally will be the amount paid by the purchaser of the asset plus, in the case of MLP equity securities, the Portfolio’s allocable share, if any, of the MLP’s debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition. The Portfolio’s tax basis in its equity securities in an MLP treated as a partnership is generally equal to the amount the Portfolio paid for the equity securities, (x) increased by the Portfolio’s allocable share of the MLP’s net taxable income and certain MLP debt, if any, and (y) decreased by the Portfolio’s allocable share of the MLP’s net losses and any distributions received by the Portfolio from the MLP. Each MLP will be treated as a separate passive activity so that losses of one MLP may not be netted against profits from elsewhere in the portfolio. Any such losses will be suspended until the MLP is sold.

Any capital losses that a Portfolio recognizes on a disposition of an equity security of an MLP can only be used to offset capital gains that the Portfolio recognizes. Any capital losses that the Portfolio is unable to use may be carried forward to reduce the Portfolio’s capital gains in later years.

Purchase of Creation Units. The purchase of Creation Units generally will be a taxable event for the person who transfers securities in exchange for Creation Units but generally will not be a taxable event for the Portfolio. The transferor will recognize gain or loss equal to the difference between (a) the sum of the fair market value of the Creation Units (which may differ from their NAV) and any balancing amount that is received and (b) the sum of the transferor's basis in the transferred securities, transaction fees and any balancing amount that is paid. The purchase of Creation Units may trigger application of the wash sale rules for U.S. federal income tax purposes.

Redemption of Creation Units. The redemption of Creation Units generally will be a taxable event for the person who receives securities in exchange for Creation Units but generally will not be a taxable event for the Portfolio. The recipient will recognize gain or loss equal to the difference between (a) the sum of the fair market value of the securities and any cash redemption amount that is received and (b) the sum of the basis of the Creation Unit shares, transaction fees and any cash redemption amount that is paid. The redemption of Creation Units may be treated as a wash sale for U.S. federal income tax purposes.

Taxation of U.S. Shareholders

The following summary generally describes certain material U.S. federal income tax consequences of an investment in a Portfolio’s shares beneficially owned by U.S. shareholders (as defined above). If you are not a U.S. shareholder, this section does not apply to you.

Distributions on, and Sale or Other Disposition of, a Portfolio’s Shares. Distributions by a Portfolio generally are taxable to U.S. shareholders as ordinary income or long-term capital gain. Distributions of a Portfolio’s investment company taxable income, determined without regard to the deduction for dividends paid, will be taxable as ordinary income to U.S. shareholders to the extent of the Portfolio’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional common shares. To the extent such distributions a Portfolio pays to non-corporate U.S. shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) generally are taxable to U.S. shareholders at the preferential rates applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Portfolio levels. Distributions of a Portfolio’s net capital gains

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(which generally are the Portfolio’s realized net long-term capital gains in excess of realized net short-term capital losses) that are properly reported by the Portfolio as “capital gain dividends” will be taxable to a U.S. shareholder as long-term capital gains that are currently taxable at reduced rates in the case of non-corporate taxpayers, regardless of the U.S. shareholder’s holding period for his, her or its shares and regardless of whether paid in cash or reinvested in additional shares. Distributions in excess of a Portfolio’s earnings and profits first will reduce a U.S. shareholder’s adjusted tax basis in such U.S. shareholder’s shares in the Portfolio and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. shareholder.

A portion of a Portfolio’s ordinary income dividends paid to corporate U.S. shareholders may, if certain holding period and other conditions are met, qualify for the 50% dividends received deduction to the extent that the Portfolio has received dividends from certain U.S. corporations during the taxable year, but only to the extent these ordinary income dividends are treated as paid out of earnings and profits of the Portfolio. A corporate U.S. shareholder may be required to reduce its basis in its shares with respect to certain “extraordinary dividends,” as defined in Section 1059 of the Code. Corporate U.S. shareholders should consult their own tax advisors in determining the application of these rules in their particular circumstances.

Although each Portfolio currently intends to distribute any of its net capital gain for each taxable year on a timely basis, a Portfolio may elect in the future to retain its net capital gain or a portion thereof for investment and be taxed at corporate-level tax rates on the amount retained, and therefore designate the retained amount as a “deemed dividend.” In this case, the Portfolio may report the retained amount as undistributed capital gains to its U.S. shareholders, who will be treated as if each U.S. shareholder received a distribution of its pro rata share of this gain, with the result that each U.S. shareholder will (i) be required to report its pro rata share of this gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Portfolio on the gain, and (iii) increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit. In order to utilize the deemed distribution approach, a Portfolio must provide written notice to its shareholders prior to the expiration of 60 days after the close of the relevant taxable year. A Portfolio cannot treat any of its investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, a Portfolio may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If a Portfolio makes such an election, a U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by a Portfolio in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the Portfolio’s shareholders on December 31 of the year in which the dividend was declared.

Certain distributions reported by a Portfolio as Section 163(j) interest dividends may be treated as interest income by U.S. shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by the U.S. shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that a Portfolio is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Portfolio’s business interest income over the sum of the Portfolio’s (i) business interest expense and (ii) other deductions properly allocable to the Portfolio’s business interest income.

Individuals (and certain other non-corporate entities) are generally eligible for a 20% deduction with respect to ordinary dividends from REITs and certain taxable income from publicly traded partnerships. Treasury regulations allow a Portfolio to pass-through the deduction with respect to taxable ordinary dividends from REITs to shareholders. However, currently there is no mechanism to pass-through the deductions with respect to income from publicly traded partnerships.

If a U.S. shareholder purchases shares of a Portfolio shortly before the record date of a distribution, the price of the shares will include the value of the distribution and such U.S. shareholder will be subject to tax on the distribution even though it economically represents a return of its investment.

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A U.S. shareholder generally will recognize taxable gain or loss if the U.S. shareholder sells or otherwise disposes of such shareholder’s shares of a Portfolio. The amount of gain or loss will be measured by the difference between such shareholder’s adjusted tax basis in the shares sold and the amount of the proceeds received in exchange. Any gain or loss arising from such sale, redemption or other disposition generally will be treated as long-term capital gain or loss if the U.S. shareholder has held such shares for more than one year. Otherwise, such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale, redemption or other disposition of Portfolio shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of the Portfolio’s shares may be disallowed if substantially identical stock or securities are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such case, any disallowed loss is generally added to the U.S. shareholder’s adjusted tax basis of the acquired shares.

In general, U.S. shareholders that are individuals, trusts or estates are taxed at preferential rates on their net capital gain. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum rate that also applies to ordinary income. A non-corporate U.S. shareholder with net capital losses for a year (i.e., capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against its ordinary income each year; any net capital losses of a non-corporate U.S. shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

Reporting to shareholders and the IRS is required annually on Form 1099-B not only with respect to the gross proceeds of Portfolios shares sold or redeemed but also their cost basis. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first-out”) or some other specific identification method. Cost basis will be calculated using the Trust’s default method of average cost, unless a shareholder instructs the Trust to use a different methodology. Shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

Each Portfolio will send to each of its U.S. shareholders, after the end of each calendar year, a notice providing, on a per share and per distribution basis, the amounts includible in such U.S. shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions will generally be reported to the IRS (including the amount of dividends, if any, eligible for the preferential rates applicable to long-term capital gains).

Distributions by a Portfolio may also be subject to additional state, local and non-U.S. taxes depending on a U.S. shareholder’s particular situation. However, dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes.

Tax Shelter Reporting Regulations. Under Treasury regulations, if a U.S. shareholder recognizes a loss with respect to its shares of a Portfolio in excess of $2 million or more for a non-corporate U.S. shareholder or $10 million or more for a corporate U.S. shareholder in any single taxable year, such shareholder must file with the IRS a disclosure statement on Form 8886. Direct investors of “portfolio securities” in many cases are excepted from this reporting requirement, but under current guidance, equity owners of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. U.S. shareholders should consult their tax advisor to determine the applicability of these regulations in light of their individual circumstances.

Net Investment Income Tax. An additional 3.8% Medicare tax generally is applicable in respect of the net investment income of non-corporate U.S. shareholders (other than certain trusts) on the lesser of (i) the U.S. shareholder’s “net investment income” for a taxable year and (ii) the excess of the U.S. shareholder’s modified adjusted gross income for the taxable year over $200,000 ($250,000 in the case of joint filers). For these purposes, “net investment income” generally includes interest and taxable distributions and deemed distributions paid with respect to shares of a Portfolio, and net gain attributable to the disposition of shares of a Portfolio (in each case, unless the shares are held in connection with certain trades or businesses), but will be reduced by any deductions properly allocable to these distributions or this net gain.

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Taxation of Non-U.S. Shareholders

The following discussion applies only to persons that are non-U.S. shareholders. If you are not a non-U.S. shareholder, this section does not apply to you.

Distributions on, and Sale or Other Disposition of a Portfolio’s Shares. Distributions by a Portfolio to non-U.S. shareholders generally will be subject to U.S. withholding tax (unless lowered or eliminated by an applicable income tax treaty) to the extent payable from the Portfolio’s current and accumulated earnings and profits.

If a non-U.S. shareholder receives distributions and such distributions are effectively connected with a U.S. trade or business of the non-U.S. shareholder and, if an income tax treaty applies, are attributable to a permanent establishment in the United States of such non-U.S. shareholder, such distributions generally will be subject to U.S. federal income tax at the rates applicable to U.S. persons. In that case, a Portfolio will not be required to withhold U.S. federal income tax if the non-U.S. shareholder complies with applicable certification and disclosure requirements.

Actual or deemed distributions of a Portfolio’s net capital gain (which generally is the excess of a Portfolio’s net long-term capital gain over a Portfolio’s net short-term capital loss) to a non-U.S. shareholder, and gains recognized by a non-U.S. shareholder upon the sale of the shares, will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax unless (a) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. shareholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. shareholder in the United States (as discussed above) or (b) the non-U.S. shareholder is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied. For a corporate non-U.S. shareholder, distributions, including deemed distributions, and gains recognized upon the sale of the shares that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” (unless lowered or eliminated by an applicable income tax treaty). Non-U.S. shareholders are encouraged to consult their own tax advisors as to the applicability of an income tax treaty in their individual circumstances.

No assurance can be given that a Portfolio will distribute any interest related dividends or short-term capital gain dividends. In general, no U.S. source withholding taxes will be imposed on dividends paid by RICs to non-U.S. shareholders to the extent the dividends are properly reported as “interest related dividends” or “short term capital gain dividends.” Under this exemption, interest related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gain that would not have been subject to U.S. withholding tax at the source if they had been received directly by a non-U.S. shareholder, and that satisfy certain other requirements.

If a Portfolio distributes its net capital gain in the form of deemed rather than actual distributions (which a Portfolio may do in the future), a non-U.S. shareholder will be entitled to U.S. federal income tax credit or tax refund equal to the non-U.S. shareholder’s allocable share of the tax the Portfolio pays on the capital gain deemed to have been distributed. In order to obtain the refund, the non-U.S. shareholder must obtain a U.S. taxpayer identification number (if one has not been previously obtained) and timely file a U.S. federal income tax return even if the non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

Non-U.S. shareholders may also be subject to U.S. estate tax with respect to their Portfolio shares.

Each non-U.S. shareholder should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of, and receipt of distributions from, a Portfolio.

Certain Additional Tax Considerations

Information Reporting and Backup Withholding. A Portfolio may be required to withhold, for U.S. federal income taxes, a portion of all taxable distributions payable to shareholders (a) who fail to provide the Portfolio with their correct taxpayer identification numbers (TINs) or who otherwise fail to make required certifications or (b) with respect to whom the IRS notifies the Portfolio that this shareholder is subject to backup withholding. Certain shareholders specified in the Code and Treasury regulations promulgated thereunder are exempt from backup withholding but may be required to provide documentation to establish their exempt status. Backup withholding is

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not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the shareholder’s U.S. federal income tax liability if the appropriate information is timely provided to the IRS. Failure by a shareholder to furnish a certified TIN to the Portfolio could subject the shareholder to a penalty imposed by the IRS.

Withholding and Information Reporting on Foreign Financial Accounts. A non-U.S. shareholder may be subject to information reporting and backup withholding of U.S. federal income tax on dividends (including capital gain dividends) and on the proceeds of redemptions and exchanges unless the non-U.S. shareholder provides a Portfolio or the dividend paying agent with an IRS Form W 8BEN or W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. shareholder or otherwise establishes an exemption from backup withholding.

Pursuant to Sections 1471 to 1474 of the Code and Treasury regulations thereunder, the relevant withholding agent generally will be required to withhold 30% of any dividends paid on the shares to (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose its U.S. owners and meets certain other specified requirements or is subject to an applicable “intergovernmental agreement; or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements. If payment of this withholding tax is made, non-U.S. shareholders that are otherwise eligible for an exemption from, or reduction of, U.S. federal withholding taxes with respect to such dividends or proceeds will be required to seek a credit or refund from the IRS to obtain the benefit of such exemption or reduction. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Certain jurisdictions have entered into agreements with the United States that may supplement or modify these rules. Non-U.S. shareholders should consult their own tax advisors regarding the particular consequences to them of this legislation and guidance. No Portfolio will pay any additional amounts in respect to any amounts withheld.

State and Local Taxes

Each Portfolio may be subject to state or local taxes in jurisdictions in which such Portfolio may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of such Portfolio and its shareholders under such laws may differ from their treatment under U.S. federal income tax laws, and investment in such Portfolio may have tax consequences for shareholders different from those of a direct investment in such Portfolio’s portfolio securities. Shareholders should consult their own tax advisers concerning state and local tax matters.

ADDITIONAL INFORMATION ABOUT THE TRUST AND PORTFOLIOS

As of August 31, 2026, with regard to Lazard Hybrid Financial Income ETF, Lazard Non-Dollar Active Income ETF and Lazard US High Yield ETF, no person owned of record or was known by the Trust to own beneficially 5% or more of a Portfolio's outstanding voting securities. As of August 31, 2026 with regard to the Predecessor High Yield Portfolio and, as of March 31, 2026 with regard to all other Portfolios, no person owned of record or was known by the Trust to own beneficially 5% or more of a Portfolio’s outstanding voting securities except the following:

Name and Address	Percentage of Total Shares Outstanding
Emerging Markets Opportunities ETF
Morgan Stanley Smith Barney LLC 1585 Broadway New York, NY 10036	56.25%

National Financial Services LLC 82 Devonshire St Boston, MA 02109-3605	17.71%

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Name and Address	Percentage of Total Shares Outstanding
Charles Schwab & Co., Inc 101 Montgomery Street San Francisco, CA 94104-4151	6.22%

Equity Megatrends ETF
Morgan Stanley Harborside Financial Center Plaza 2, Floor 7 Jersey City, NJ 07311	38.10%

Raymond James & Associates, Inc. 880 Carillon Parkway Saint Petersburg, FL 33716-1102	35.34%

State Street Bank & Trust Company 1776 Heritage Drive North Quincy, MA 02171	20.44%

India Equity Opportunities ETF	N/A

International Dynamic Equity ETF
U.S. Bank 601 2nd Avenue S Minneapolis, MN 55402-1902	38.50%

The Northern Trust Company 50 South LaSalle Street Chicago, IL 60603-1008	21.89%

Charles Schwab & Co., Inc 101 Montgomery Street San Francisco, CA 94104-4151	10.55%

LPL Financial LLC 75 State Street Boston, MA 02109-1827	8.74%

National Financial Services LLC 82 Devonshire St Boston, MA 02109-3605	6.31%

Japanese Equity ETF
Charles Schwab & Co., Inc 101 Montgomery Street San Francisco, CA 94104-4151	30.43%

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Name and Address	Percentage of Total Shares Outstanding
Morgan Stanley Harborside Financial Center Plaza 2, Floor 7 Jersey City, NJ 07311	28.00%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	11.16%

State Street Bank & Trust Company 1776 Heritage Drive North Quincy, MA 02171	9.49%

Listed Infrastructure ETF
State Street Bank & Trust Company 1776 Heritage Drive North Quincy, MA 02171	60.56%

Charles Schwab & Co., Inc 101 Montgomery Street San Francisco, CA 94104-4151	18.38%

National Financial Services LLC 82 Devonshire St Boston, MA 02109-3605	8.28%

J.P. Morgan Securities LLC 383 Madison Avenue New York, NY 10179-0001	5.06%

Next Gen Technologies ETF
Morgan Stanley Harborside Financial Center Plaza 2, Floor 7 Jersey City, NJ 07311	61.54%

State Street Bank & Trust Company 1776 Heritage Drive North Quincy, MA 02171	25.91%

US High Yield Portfolio (Institutional Shares)
Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	50.84%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	14.51%

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Name and Address	Percentage of Total Shares Outstanding
NextEra Energy Inc. 700 Universe Blvd, Juno Beach, FL 33408	8.01%

National Financial Services LLC 82 Devonshire St Boston, MA 02109-3605	7.92%

RBC Capital Markets LLC 60 S 6th Street Minneapolis, MN 55402-4400	5.52%

US High Yield Portfolio (Open Shares)
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	53.86%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	18.32%

National Financial Services LLC 82 Devonshire St Boston, MA 02109-3605	11.35%

Merrill Lynch 1 Bryant Park New York, NY 10036-6728	8.11%

US High Yield Portfolio (R6 Shares)
Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	100.00%

US Systematic Small Cap Equity ETF
State Street Bank & Trust Company 1776 Heritage Drive North Quincy, MA 02171	50.20%

National Financial Services LLC 82 Devonshire St Boston, MA 02109-3605	32.93%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	13.32%

Under the 1940 Act, a shareholder that beneficially owns, directly or indirectly, more than 25% of a Portfolio’s total outstanding shares may be deemed a “control person” (as defined in the 1940 Act) of the Portfolio.

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From time to time, an Authorized Participant, a third-party investor, the Investment Manager, an affiliate of the Investment Manager, and/or a Portfolio, may invest in a Portfolio and hold its investment for a specific period.

Certain shareholders of a Portfolio may from time to time own or control a significant percentage of the Portfolio’s shares (“Large Shareholders”). Large Shareholders may include, for example, Authorized Participants, institutional investors, funds of funds, affiliates of the Investment Manager, and discretionary advisory clients whose buy-sell decisions are controlled by a single decision-maker, including separate accounts and/or Portfolios managed by the Investment Manager or its affiliates. Large Shareholders may redeem or sell all or a portion of their shares of a Portfolio at any time or may be required to redeem or sell all or a portion of their shares in order to comply with applicable regulatory restrictions (including, but not limited to, restrictions that apply to U.S. banking entities and their affiliates, such as the Investment Manager). Redemptions by Large Shareholders of their shares of a Portfolio, if effected entirely or partially in cash, may force the Portfolio to sell securities at an unfavorable time and/or under unfavorable conditions, or sell more liquid assets of the Portfolio, in order to meet redemption requests. These sales may adversely affect a Portfolio’s NAV and may result in increasing the Portfolio’s liquidity risk, transaction costs and/or taxable distributions. In addition, transactions by Large Shareholders may account for a large percentage of the trading volume on the Exchange and may, therefore, have a material upward or downward effect on the market price of shares of a Portfolio.

Certain of the shareholders may be investment management clients of the Investment Manager that have entered into agreements with the Investment Manager pursuant to which the Investment Manager has investment discretion and voting power over any assets held in the clients’ accounts, including shares of the Portfolios. For purposes of the list above, the Trust considers the Investment Manager to be a beneficial owner of Portfolio shares held in management accounts on behalf of its investment management clients.

As used in this SAI, the vote of a majority of the outstanding voting securities means, with respect to the Trust or a Portfolio, the vote of the lesser of (i) 67% of the shares represented at a meeting if the holders of more than 50% of the outstanding shares of the Trust or Portfolio, as the case may be, are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Trust or Portfolio, as the case may be. As determined by the Trustees without the vote or consent of shareholders, on any matter submitted to a vote of shareholders, either (i) each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote or (ii) each dollar of net asset value of the share determined at the close of business on the record date shall be entitled to one vote on any matter on which such shares are entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. In the absence of any designation to the contrary, each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote.

Shareholders are not entitled to any preemptive, subscription or conversion rights and are freely transferable. All shares, when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable by the Trust. Each share of a Portfolio is entitled to such dividends and distributions out of the income earned on the assets belonging to that Portfolio as are declared in the discretion of the Trust’s Board.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Trust to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Trustees or the appointment of independent auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Trust to hold a special meeting of shareholders for purposes of removing a Trustee from office. Shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the total combined net asset value of all shares of the Trust issued and outstanding. In addition, the Board will call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office have been elected by shareholders.

The Trust is a “series fund,” which is a registered investment company divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio.

All consideration received by the Trust for shares of one of the Portfolios, and all assets in which such consideration is invested, will belong to that Portfolio (subject only to the rights of creditors of the Trust) and will be subject to the

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liabilities related thereto. The income attributable to, and the expenses of, one Portfolio would be treated separately from those of the other Portfolios. The Trust has the ability to create, from time to time, new series without shareholder approval.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Trust, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by such matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of such portfolio. Rule 18f-2 exempts the selection of independent auditors and the election of Trustees from the separate voting requirements of the rule.

Each Portfolio will send annual and semi-annual financial statements to its shareholders.

Statements contained in the Prospectus or this SAI as to the content of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Dechert LLP, 1095 Avenue of the Americas, New York, NY 10036, serves as counsel to the Trust.

Stradley Ronon Stevens & Young, LLP, 100 Park Avenue, New York, NY 10017, serves as counsel to the Independent Trustees.

Deloitte & Touche LLP, 30 Rockefeller Plaza, New York, NY 10112, is the independent registered public accounting firm for the Trust.

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Appendix A

RATING CATEGORIES

The following is a description of certain ratings assigned by S&P Global Ratings and Moody’s.

S&P Global Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P Global Ratings would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings that S&P Global Ratings assigns to certain instruments may diverge from these guidelines based on market practices.

An “NR” indicates that a rating has not been assigned or is no longer assigned.

Issue Credit Ratings. Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

• The likelihood of payment--the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

• The nature and provisions of the financial obligation, and the promise S&P Global Ratings imputes; and

• The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Long-Term Issue Credit Ratings.

An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Note: Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Short-Term Issue Credit Ratings. A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated

grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Municipal Short-Term Note Ratings Definitions. An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations: amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

D “D” is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. The following is a ranking (from highest to lowest) of Moody’s long-term and short-term categories.

Long-Term Obligation Ratings and Definitions. Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. Long-term ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

Obligations rated “A” are judged to be upper medium-grade and are subject to low credit risk.

Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess speculative characteristics.

Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

Obligations rated “B” are considered speculative and are subject to high credit risk.

Obligations rated “Caa” are judged to be speculative, of poor standing and are subject to very high credit risk.

Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery in principal and interest.

Obligations rated “C” are the lowest-rated class of bonds and are typically in default, with little prospect for recovery of principal and interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates amid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings. Moody’s short-term ratings, unlike its long-term ratings, apply to an individual issuer’s capacity to repay all short-term obligations rather than to specific short-term borrowing programs.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 Ratings of Prime-1 reflect a superior ability to repay short-term debt obligations.

P-2 Ratings of Prime-2 reflect a strong ability to repay short-term debt obligations.

P-3 Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. Municipal Short-Term Debt and Demand Obligation Ratings.

Short-Term Obligation Ratings. The Municipal Investment Grade (“MIG”) scale is used to rate U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, the MIG scale is used for bond anticipation notes with maturities of up to five years. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated “SG.”

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Variable Municipal Investment Grade Ratings. For variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.
VMIG 2	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.
VMIG 3	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.
SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.

For VRDOs supported with conditional liquidity support, short-term ratings transition down at higher long-term ratings to reflect the risk of termination of liquidity support as a result of a downgrade below investment grade.

VMIG ratings of VRDOs with unconditional liquidity support reflect the short-term debt rating (or counterparty assessment) of the liquidity support provider with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime.

Lazard Proxy Voting

Policy and Procedures Overview

May 2026

Purpose and Philosophy

Lazard Asset Management LLC and its investment advisory subsidiaries (“Lazard” or the “firm”) provide investment management services for client accounts, including proxy voting services. When clients delegate proxy voting authority to Lazard, we exercise that authority as a fiduciary, voting solely in support of long-term shareholder value. Our decisions draw on fundamental research, ongoing engagement with issuers, and our Global Governance Principles, which emphasize effective oversight, transparent disclosure, equitable treatment of shareholders, and sustainable long term value creation.

This Proxy Voting Policy (the “Policy”) explains how we translate our Governance Principles into practical proxy voting guidelines and outlines our approach to proposal assessment,

Governance and Oversight

Lazard’s proxy voting process is administered by members of its Operations Department (“Proxy Operations”). Oversight of the process is provided by Lazard’s Legal & Compliance Department and by an Active Ownership Committee (the “AO Committee”) comprised of senior investment professionals, members of the Legal & Compliance Department, the firm’s Global Head of Investment Stewardship and other personnel. This Committee is designed to ensure that research, proxy voting, and engagement are interlinked and drive the effective stewardship of our clients’ capital. By having one Committee lead the effort, we feel collaboration is further enhanced and our approach to active ownership is globally connected.

Membership includes executive leadership and ensures we represent all regional research platforms as well as Sales & Distribution, Investment Stewardship, Proxy Operations, Legal and Compliance and additional membership from the key investment strategies including representation from the Quantitative

Equity Platform.

The Committee is responsible for effectuating the firm’s Global Proxy Voting Policy and related Voting Guidelines, regional and asset- or investment approach-specific carve-outs, and Global Governance Principles.

Voting Process

All votes are cast by our Portfolio Management and Research Analysts (“Investment Professionals”). For each shareholder meeting, Proxy Operations oversees the availability and distribution of the agenda and Approved Voting Guidelines, coordinating voting the circumstances in which we may deviate from or refrain from voting, how we manage conflicts of interest, and our oversight of proxy voting.

Lazard manages assets for a diverse global client base, including institutions, financial intermediaries, sovereign wealth funds, and private clients. Where delegated authority is granted, our policy is to vote consistently across all client portfolios on a given issue. Voting decisions are based on our judgment of what is likely to:

1. Maximize sustainable shareholder value for the long-term;

2. Serve the best interests of clients; and

3. Be carried out in good faith.

with relevant Investment Professionals, who may also draw on third party research or recommendations and internal stewardship insights to make a vote decision. Unless the Investment Professionals disagree with the Voting Guideline for a specific proposal, or where a potential material conflict of interest exists, Proxy Operations will generally execute the vote recommended by the Investment Professional according to the Voting Guidelines.

For proposals designated as case-by-case, the Lazard view is that Investment Professionals are best positioned to assess the potential impact on shareholders and provide voting instructions.

Role of Third Parties

Lazard uses proxy research and related services from Institutional Shareholder Services (“ISS”) and Glass Lewis. These independent analyses help supplement our understanding of company proposals; however, portfolio managers and analysts remain responsible for vote recommendations, except where the Conflicts of Interest Policy applies.

Lazard also uses ISS for administrative support, including receiving proxy materials from custodians, posting meeting information and research to its secure platform, and assisting with vote execution, recordkeeping, and reporting. The Proxy Operations Team monitors this information and works with ISS to help ensure that meetings and ballots are processed in a timely manner. Members of the AO Committee, together with Legal & Compliance, conduct periodic due diligence of ISS and Glass Lewis, including annual questionnaires and, when appropriate, onsite reviews.

Proxy Voting Guidelines

Lazard’s Proxy Voting Guidelines (“Voting Guidelines”) translate our Global Governance Principles into the practical frameworks we use to evaluate proposals and execute votes. While our Principles articulate which governance and stewardship standards we expect from companies worldwide, these Voting Guidelines describe how we apply those expectations in real voting decisions, taking into account company specific context, regional norms, and long term value considerations. The Voting Guidelines form the basis of our Proxy Voting Policy.

We receive proxies covering a wide range of proposals. Some are routine—such as receipt of standard reports—while others involve more complex matters, including corporate governance, shareholder rights, capital structure, executive compensation, director elections, mergers, and other significant transactions.

Our approach to voting centers on materiality, fairness, and long-term shareholder value, guided but not dictated by the Voting Guidelines.

Global Governance Principle 1:

Board Composition and Effectiveness

We assess board composition and oversight by considering whether directors collectively provide the right balance of skills, independence, diverse perspectives, and ethical leadership to guide strategy, oversee management, and uphold accountability to shareholders.

Our Approach

• We look for evidence that board composition aligns with the company’s long term strategy.

• We consider independence and diversity according to market standards and company-specific needs.

• We focus on how responsive directors are to material shareholder concerns and past governance issues.

• We account for complexity of roles and regional specificities when considering whether a director may be over-committed (“overboarded”).

Our Voting Guidelines

Lazard generally votes against the Chair of the Nomination Committee when a company does not meet relevant local market standards on board composition, including expectations for diverse representation and regular refreshment. We also vote against the Chair of the Nomination Committee or specific directors when the board or its committees lack majority independence, or when the Audit Committee is not fully independent. In addition, we generally oppose the (re)election of the Board Chair when the Chair and CEO roles are combined without a clearly defined and empowered Independent Lead Director.

We generally vote against directors who fail to address material shareholder concerns, when governance or conduct issues arise, or when director elections are bundled in a way that limits meaningful choice. We may also vote against directors when their oversight or actions raise concerns about integrity, competence, or adherence to accepted governance standards. We generally vote against directors considered to be overboarded.

Global Governance Principle 2: Compensation

We assess executive compensation by examining whether pay structures promote long term value creation, align with company strategy, and provide transparent, fair, and appropriate incentives for leadership. We recognize that compensation practices vary across industries and regions, and we evaluate proposals within the context of each company’s business model and performance.

Our Approach

• We consider whether compensation balances fixed and variable pay in a way that supports long-term value.

• We assess whether incentives are clearly linked to performance metrics that reflect company strategy and shareholder experience.

• We review the clarity and completeness of disclosures, including the use of discretion and pay outcomes.

• We look for safeguards—such as reasonable dilution levels, executive shareholding guidelines, and clawback policies—that protect shareholders.

Our Voting Guidelines

Lazard votes compensation plans on a case-by-case basis, but generally supports plans that demonstrate a reasonable structure, clear linkage to long term performance, and appropriate protections for shareholders. We generally vote against plans that are overly dilutive, misaligned with performance, exhibit poor incentive alignment to long-term value, compromise non-executive board director independence, or lack sufficient shareholder requirements. We also may vote against compensation proposals or relevant committee members when disclosure is inadequate, when companies fail to address shareholder concerns, or when key safeguards—such as clawback provisions—are missing.

Global Governance Principle 3:

Audit Oversight and Disclosure

We assess audit oversight and financial reporting by considering whether the audit committee exercises effective, independent oversight of internal controls and risk management, and whether company disclosures provide shareholders with clear, reliable, and timely information needed to evaluate performance and material risks.

Our Approach

• We review the independence and effectiveness of the audit committee.

• We assess the external auditor’s independence, scope of services, and tenure in line with local market expectations.

• We consider the quality, timeliness, and transparency of financial disclosures.

• We look for company and auditor-related responsiveness to material weaknesses or shareholder information requests.

Our Voting Guidelines

Lazard votes auditor topics generally on a case-by-case basis and broadly supports auditor items where concern is not evident; we generally vote against auditor ratification when independence is in question, including when non-audit fees are excessive without sufficient explanation, disclosure is lacking, or when auditor tenure materially exceeds local norms. We also generally vote against approval of financial statements when disclosures are inadequate or delayed, when material weaknesses are reported, or when companies fail to address reasonable shareholder concerns.

Global Governance Principle 4: Shareholder Rights

We assess shareholder rights by considering whether governance structures provide shareholders with fair, proportional, and meaningful influence over key decisions that impact long-

term performance and governance expectations, and whether those structures support transparency, accountability,

and long term value creation across different markets and regulatory environments.

Our Approach

• We evaluate whether voting power reflects economic ownership and protects minority shareholders.

• We assess the purpose, transparency, and potential impact of antitakeover measures.

• We consider whether shareholders have reasonable mechanisms to influence major corporate actions.

• We review how meeting formats, governance practices, and regional norms affect shareholder access and participation.

Our Voting Guidelines

Lazard generally votes against the creation of new share classes with disproportionate voting rights unless they include clear, time-limited provisions and strong protections for minority investors. We typically oppose antitakeover mechanisms that appear entrenching or lack transparency and generally support requiring shareholder approval for adopting or renewing such measures.

We vote case-by-case but generally support proposals that strengthen shareholder rights—such as reasonable ownership thresholds to call special meetings or act by written consent—and may support changes in meeting formats, such as virtual-only meetings, when shareholder access, participation, and transparency are fully maintained.

Global Governance Principle 5:

Capital Management

We assess capital management decisions by evaluating whether boards allocate capital in a fair, transparent, and disciplined manner that supports long term value creation and protects existing shareholders from unnecessary dilution or unequal treatment.

Our Approach

• We consider whether share issuances, buybacks, or other capital structure changes are aligned with strategic needs and respectful of shareholder protections, including dilution.

• We review the rationale, valuation, and fairness of significant corporate transactions.

• We assess whether related party transactions are conducted on market terms and with appropriate oversight.

• We look for clear, comprehensive disclosure of the purpose, terms, and potential impact of capital management decisions.

Our Voting Guidelines

Lazard generally supports share issuances and buyback programs that are tied to legitimate business needs, respect preemptive rights, and avoid unnecessary dilution, and may oppose proposals that lack adequate safeguards for existing shareholders.

We evaluate corporate transactions on a case-by-case basis, considering long term value, strategic rationale, valuation, conflicts of interest, sustainability impacts, and the fairness and transparency of the process. We also review related-party transactions case-by-case, expecting detailed disclosure, independent oversight, and shareholder approval for significant transactions, particularly where minority shareholders may be affected.

Global Governance Principle 6: Board Oversight of Natural and Human Capital

We assess natural and human capital oversight by evaluating whether boards effectively identify, manage, and oversee material sustainability-related risks and opportunities—such as workforce strategy, resource dependency, and climate-related impacts—that can influence long term value creation and financial performance.

Our Approach

• We consider whether boards have appropriate structures and processes to oversee material environmental and human capital risks.

• We review the quality and clarity of company disclosures on these topics.

• We assess how companies respond to controversies, peer expectations, and stakeholder concerns.

• We evaluate shareholder proposals on these issues in the context of company specific and regional differences.

Our Voting Guidelines

Lazard may oppose relevant directors when board oversight of material natural or human capital risks is insufficient and where engagement has not led to meaningful improvement. We assess related shareholder proposals on a case-by-case basis, recognizing that their relevance and potential long term value vary across companies, regions, and topics. We generally support proposals that address material risks, improve transparency, drive progress where it has been limited, or encourage responsible conduct, especially when company responses to investor concerns or controversies have been inadequate.

Routine Items

Lazard generally votes routine items, such as procedural meeting matters, receipt of standard reports, or nonmaterial updates to corporate information, as recommended by the issuer’s management and board of directors. This is based on our view that management is generally in a better position to assess these matters. We consider routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to long-term shareholder value.

Amendments to Governing Documents

Proposals to amend corporate charters, bylaws, location of incorporation, or similar governing documents can materially influence shareholder rights and are nearly always bundled together as a single voting resolution. Lazard’s general approach is to review these amendments on a case-by-case basis, considering the clarity of disclosure, alignment with market standards, and impact on governance. and to oppose article amendments as a whole when they include changes Lazard opposes.

Amendments that are technical, regulatory, or clearly immaterial are generally supported. We generally oppose amendments that could entrench management, reduce shareholder rights, or expand board authority without adequate justification, or that lack transparency.

Deviation from the Voting Guidelines

While our Voting Guidelines provide a consistent framework, we do not apply them mechanically. As active, long-term investors, we recognize that companies operate in diverse markets and face unique strategic, cultural, and regulatory contexts. In certain situations, strict adherence to a guideline may not deliver the outcome that best supports clients’ long-term interests. In these instances, we may deviate from our standard approach. In practice, departures are rare; our well developed voting guidelines address most scenarios, but we allow for exceptions where company specific factors justify them.

Deviations follow a structured process. When a designated Investment Professional believes an alternative vote is warranted, the rationale must be clearly documented and escalated to the AO Committee including Legal & Compliance representatives for review and approval. This ensures that deviations are deliberate, well-supported, and consistent with our fiduciary responsibilities.

Our Approach to Deviations

• We consider whether company specific circumstances warrant flexibility, including credible plans, transition periods, or regional governance norms.

• We assess whether a guideline based vote could unintentionally undermine long term value given the company’s context or trajectory.

• We incorporate internal research and insights from engagement into each decision.

• We require an evidence based rationale from the voting individual and independent oversight from Legal & Compliance and the AO Committee.

Conflicts of Interest

Introduction

As a fiduciary, Lazard Asset Management (“Lazard,” “we,” “us,” “our”) must always act in our clients’ best financial interests when exercising proxy voting authority. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws.

Lazard recognizes that potentially material conflicts of interest may arise given the broader Lazard organizational structure—in particular, because Lazard Frères & Co. LLC (“LF&Co.”), a registered broker-dealer and Lazard’s parent company, and Lazard’s financial advisory affiliates, maintain relationships with companies whose securities are held in Lazard client accounts. The procedures set forth below are designed to ensure that our voting decisions are always made in our clients’ best interest, consistent with our fiduciary duties.

Lazard reviews its conflicts policy at least annually with the Legal & Compliance, Proxy Operations, and Investment Stewardship teams, with oversight and approval on changes from the Firm’s Conflict Committee and Active Ownership Committee.

Disclosure of Conflicts

Every Lazard officer and employee who participates in the proxy voting decision-making process is responsible for identifying and disclosing potential conflicts of interest—including personal relationships and any substantive contact with any interested outside party (including the issuer or a shareholder group sponsoring a proposal). If an officer or employee believes a conflict exists or may appear to exist, they must notify the Chief Compliance Officer (“CCO”) (or designee) immediately and, unless otherwise determined, must not continue to participate in the decision-making process.

Any previously unknown conflict identified through this process will be recorded on Lazard’s Potential Conflicts List for ongoing monitoring.

Identification and Flagging of Conflicts

Lazard maintains a robust conflicts-screening process. When a potential conflict is identified, the Proxy Operations Team (“Proxy Ops”) then identifies all flagged conflict meetings and assess the conflicts in accordance with our procedures for handling conflicts (described in more detail below).

Potential Conflicts

Potential conflicts related to proxy voting may include, but are not limited to, those set forth in the table below. The Approach column summarizes how each conflict type is resolved. Sections

(a) through (e) that follow provide additional detail on the resolution procedures referenced in the table.

Conflict Description General Approach

The Proponent of One or More Agenda Items or the Company at Issue is a Lazard Client

An Affiliate’s Client is the Company at Issue

Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal, or Lazard serves as an investment adviser for a company the management of which supports a particular proposal.

Lazard Frères & Co. LLC (“LF&Co.”), Lazard’s parent company and a registered broker- dealer, or a financial advisory affiliate, has a relationship with a company the shares of which are held in accounts of Lazard clients, and has provided financial advisory or related services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction).

Vote per Lazard Proxy Voting Policy and Approved Voting Guidelines. Where the Policy calls for case-by-case assessment, follow process described in section (b) below.

Vote per Lazard Proxy Voting Policy and Approved Voting Guidelines. Where the Policy calls for case-by-case assessment, follow process described in section (b) below.

An Employee Serves on the Company's Board of Directors

A Lazard employee serves as a member of the board of directors of the issuer.

Abstain on the applicable director proposal. If an abstain option is not available on the ballot, withhold. See section (c) below.

Lazard-Sponsored Fund Lazard votes shares held by Lazard clients in a

Lazard-sponsored mutual fund where a conflict has been identified.

Echo vote: each proposal voted in proportion to the votes cast by other non-conflicted shareholders. See section (d) below.

Handling Potential Conflicts of Interest

When a conflict is identified and flagged, Lazard applies its Proxy Voting Policy (“Voting Policy”), which provides Approved Voting Guidelines for the vast majority of proposal types as outlined earlier in this document. The resolution path is as follows:

(a) Where the Voting Policy Prescribes a Vote For or Against

Our Voting Policy provides a defined Approved Voting Guideline—specifying a vote for or against—for most proxy proposals. Where a conflict exists and the proposal is covered by a defined guideline,

LAM votes in accordance with that guideline. No further action is required.

(b) Where the Voting Policy Calls for a Case-by-Case Assessment

Where a conflict has been flagged and the Voting Guideline is to vote case-by-case, Lazard’s policy is to vote the proxy item according to the majority recommendation of the independent proxy services to which we subscribe. Lazard also reserves the right to Abstain.

(c) Abstention

Lazard applies abstention from voting by policy only where a Lazard employee serves on the board of directors of the issuer. Lazard records an abstention on all proposals related to the employee to avoid any appearance of conflicted influence. If an abstain option is not available on the ballot, Lazard will withhold

Other Matters

1. Special Voting Circumstances

There may be circumstances where voting strictly in accordance with the Voting Guidelines—or voting at all—may not be in the best interests of clients. In some markets, proxy voting activity may become public and could affect the price of the securities involved. In other cases, Lazard may require additional time to assess a situation before determining the appropriate course of action. In these instances, Proxy Operations will seek guidance from portfolio management and obtain confirmation from the AO Committee before proceeding.

There are also occasions when Lazard may not receive notice of a shareholder meeting in time to vote, or may otherwise be unable to vote proxies at a particular meeting. Given the compressed timelines in certain markets, Lazard may issue standing instructions to our proxy administration service to ensure timely voting on routine or recurring matters. Certain markets may also have shareblocking requirements, which may limit liquidity and negatively impact our clients. Lazard will evaluate voting in shareblocked markets on a case-by-case basis.

Because different Lazard strategies may hold the same security but have distinct investment objectives, portfolio management teams may sometimes wish to vote differently, or one team may prefer to abstain while another votes. The Chief Compliance Officer its vote. Lazard generally does not use abstention as a means of resolving other conflicts, but reserves the right to abstain in certain limited circumstances as deemed appropriate by the CCO.

(d) Lazard-Sponsored Mutual Fund Shares

Where a conflict arises in connection with shares held by Lazard clients in a Lazard-sponsored mutual fund, Lazard will echo vote by voting each proposal for or against in proportion to the votes cast by other non-conflicted shareholders.

(e) Additional Measures

The CCO or their designee may also take or recommend the following as circumstances warrant:

Recuse or “wall off” certain personnel from the proxy voting process; or

Take other actions deemed appropriate in light of the facts and circumstances.

Documentation and Oversight

All conflict determinations and resulting voting actions are documented and reported to the Active Ownership Committee, and other committees as necessary, on at least an annual basis. Notifications of conflict meetings are reported to the Active Ownership Committee in real-time. Any questions regarding these conflict procedures, including whether a conflict exists, should be addressed to the CCO or LAM’s General Counsel.

or designee, in consultation with the Active Ownership Committee, reviews split votes and determines the appropriate approach.

In some markets, the cost of voting—such as the requirement to send a representative in person—may outweigh the potential benefit to clients. Proxy Operations will consult with portfolio management to determine whether voting is warranted under these circumstances.

2. Stock Lending

Lazard generally does not vote proxies for securities that a client has authorized their custodian to lend, as voting rights transfer to the borrower during the loan period. In limited circumstances, Lazard may determine that recalling loaned securities in order to vote is in the client’s best interests. This may include situations where the borrower appears to have acquired the shares primarily to influence a vote, or when a client explicitly requests that Lazard vote the loaned shares. Such recalls are expected to be rare.

When a recall is warranted, portfolio management will make the determination, and Proxy Operations will vote the proxies in accordance with the Voting Guidelines.

Reporting and Transparency

Clients of Lazard who have authorized Lazard to vote proxies on their behalf will receive information on proxy voting with respect to that account. In addition to client specific reporting, Lazard provides proxy voting disclosures as required under applicable regulations, which may include, for example, annual reporting under Form N-PX for US registered funds, vote related disclosures pursuant to SRD II for relevant European mandates, UK pension related stewardship reporting, and other jurisdiction specific or regulatory reporting requirements where applicable.

Lazard will maintain records relating to the implementation of the Voting Guidelines and this Policy, including a copy of the Voting Guidelines and this Policy, proxy statements received regarding client securities, a record of votes cast and any other document created by Lazard that was material to a determination regarding the voting of proxies on behalf of clients or that memorializes the basis for that decision. Such proxy voting books and records shall be maintained in the manner and for the length of time required in accordance with applicable regulations.

Important Information

Published on 11 May 2026

In accordance with this Policy, Lazard’s exclusive purpose when voting proxies is to (i) maximize long-term shareholder value; (ii) prioritize our clients’ pecuniary interests; and (iii) ensure that the votes cast are intended in good faith to accomplish these objectives, while adhering to our fiduciary responsibility. All proxy votes are cast in alignment with this purpose, demonstrating Lazard’s commitment to act in the best interest of our clients.

This Policy describes Lazard Asset Management’s general approach to proxy voting. It does not create a binding obligation to vote in any particular manner on any specific proposal. Actual voting decisions are made on a case-by-case basis in light of all relevant facts and circumstances and may differ from the general guidelines described herein.

This Policy is reviewed and may be updated periodically. Lazard reserves the right to amend this Policy at any time without prior notice. The most current version of this Policy is available upon request.

The case studies and examples included in this Policy are for illustrative purposes only and are based on specific facts and circumstances that may not be applicable to other situations. They do not predict or guarantee how Lazard will vote on similar proposals in the future.

Where a client’s investment management agreement or other governing documentation contains specific proxy voting instructions or arrangements, those terms will control to the extent they differ from this Policy.

This material is for informational purposes only. It is not intended to, and does not constitute financial advice, fund management services, an offer of financial products or to enter into any contract or investment agreement in respect of any product offered by Lazard Asset Management and shall not be considered as an offer or solicitation with respect to any product, security, or service in any jurisdiction or in any circumstances in which such offer or solicitation is unlawful or unauthorized or otherwise restricted or prohibited.

LAZARD ACTIVE ETF TRUST
PART C. OTHER INFORMATION

ITEM 28.	EXHIBITS.

(a)(1)	Certificate of Trust(1)

(a)(2) (a)(3)	Amended and Restated Declaration of Trust(2) Form of Amended and Restated Schedule A to the Amended and Restated Declaration of Trust*

(b)	By-Laws(1)

(d)(1) (d)(2)	Management Agreement with Lazard Asset Management LLC(2) Form of Amended and Restated Schedule 1 to the Management Agreement with Lazard Asset Management LLC*

(e)(1)	Distribution Agreement(2)

(e)(2)	Amendment No. 1 to Distribution Agreement(2)

(g)	Custody Agreement(2)

(h)(1)	Transfer Agency and Service Agreement(2)

(h)(2)	Administration Agreement(2)

(h)(3)	Master Accounting Service Agreement(2)

(h)(4)	Form of Authorized Participant Agreement(2)

(i)(1)

Opinion and Consent of Counsel regarding Lazard Emerging Markets Opportunities ETF, Lazard Equity Megatrends ETF, Lazard International Dynamic Equity ETF, Lazard Japanese Equity ETF and Lazard Next Gen Technologies ETF.(2)

(i)(2)	Opinion and Consent of Counsel regarding Lazard Global Infrastructure ETF and Lazard US Systematic Small Cap Equity ETF(3)

(i)(3)	Opinion and Consent of Counsel regarding Lazard India Equity Opportunities ETF(5)

(i)(4)	Opinion and Consent of Counsel regarding Lazard Hybrid Financial Income ETF, Lazard Non-Dollar Active Income ETF and Lazard US High Yield ETF*

(j)	Consent of Independent Registered Public Accounting Firm*

(p)	Code of Ethics of the Registrant and Lazard Asset Management LLC*

(q)	Power of Attorney of Board Members, Principal Executive Officer and Principal Financial Officer(5)

*	Filed herewith.

1.	Incorporated by reference from Registrant’s Registration Statement on Form N-1A (Accession No. 0000930413-25-000091) filed with the Securities and Exchange Commission on January 15, 2025.
2.	Incorporated by reference from Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A (Accession No. 0000930413-25-000912) filed with the Securities and Exchange Commission on March 10, 2025.
3.	Incorporated by reference from Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A (Accession No. 0000930413-25-002370) filed with the Securities and Exchange Commission on August 4, 2025.
4.	Incorporated by reference from Post-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-1A (Accession No. 0000930413-26-000199) filed with the Securities and Exchange Commission on January 26, 2026.
5.	Incorporated by reference from Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-1A (Accession No. 0000930413-26-001180) filed with the Securities and Exchange Commission on April 23, 2026.

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

None.

ITEM 30.	INDEMNIFICATION.

Article VII, Section 7.5 of the Amended and Restated Declaration of Trust of the Registrant, a Delaware statutory trust, provides for indemnification of the Trustees, officers and employees of the Registrant by the Registrant, subject to certain limitations. The Declaration of Trust is incorporated by reference to Exhibit (a).

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

The descriptions of personnel of Lazard Asset Management LLC (“LAM”) under the Captions “Fund Management” in the Prospectus and “Management” in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein. The following is a list of the directors and senior officers of the Investment Manager. None of the persons listed below has had other business connections of a substantial nature during the past two fiscal years.

Title / Name
Directors
Peter Orszag

Tracy Farr
Chief Executive Officer and Director
Christopher Hogbin

Executive Committee
Mark Anderson
Rosalie Berman

Joanne Choi
Paul Cuddy
Sophie De Nadaillac
Robert Massaroni
Jennifer Ryan
Kelly Sliger
Jeremy Taylor
Eric Van Nostrand

Managing Directors
Frank Aiello

Mark Anderson

Jerome Antenen

Michael Bennett

Rosalie Berman

Frank Bianco

Nicholas Bratt

Arnaud Brillois

Rhett Brown

John Burge

Li-Yang Chen

Joanne Choi

Rohit Chopra

Jared Daniels

Lisa Danzig

Janice Davies

Kun Deng

Kyle DiGangi

James Donald

Caitlin Dunn Reynolds

Nathan Durfee

Robert Failla

Martin Flood

Donald Floyd

Robert Forsyth

Sean Gallagher

Sarah George

Christopher Hogbin

Edward Keating

Tjeert Keijzer

Jessica Kittay

Scott Kolar

Alexander Kozhemiakin

Chung Lai Lai

Matthew Landy

Kurt Livermore

Erik McKee

Gordon McKemie

Paul Moghtader

Eduardo Mora

James Nelson

Kevin O’Hare

Michael Per

Kevin Reda

Sean Reynolds

Danielle Roseman

Edward Rosenfeld

Alison Rosenzweig

Kelly Ryan

Jennifer Ryan

Henry Seiden

John Senesac

Oren Shiran

Monika Shrestha

Denise Simon

Kelly Sliger

Craig Straub

Marcia Thomas

Kimberly Tilley

Keri Tusa

Richard Tutino

Eric Van Nostrand

Matthew Weinstein

Christopher Whitney

David Willis

Keith Wosneski

Steven Wreford

Ben Wulfsohn

ITEM 32.	PRINCIPAL UNDERWRITERS.
(a)	Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1. AB Active ETFs, Inc.

2. ABS Long/Short Strategies Fund

3. ActivePassive Core Bond ETF, Series of Trust for Professional Managers

4. ActivePassive Intermediate Municipal Bond ETF, Series of Trust for Professional Managers

5. ActivePassive International Equity ETF, Series of Trust for Professional Managers

6. ActivePassive U.S. Equity ETF, Series of Trust for Professional Managers

7. AdvisorShares Trust

8. AFA Private Credit Fund

9. AGF Investments Trust

10. AIM ETF Products Trust

11. Alexis Practical Tactical ETF, Series of Listed Funds Trust

12. AlphaCentric Prime Meridian Income Fund

13. Alternative Strategies Income Fund

14. American Century ETF Trust

15. AMG ETF Trust

16. Amplify ETF Trust

17. Applied Finance Dividend Fund, Series of World Funds Trust

18. Applied Finance Explorer Fund, Series of World Funds Trust

19. Applied Finance Select Fund, Series of World Funds Trust

20. Ardian Access LLC

21. ARK ETF Trust

22. ARK Venture Fund

23. Bitwise Funds Trust

24. BondBloxx ETF Trust

25. Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust

26. Bridgeway Funds, Inc.

27. Brinker Capital Destinations Trust

28. Brookfield Real Assets Income Fund Inc.

29. Build Funds Trust

30. Calamos Convertible and High Income Fund

31. Calamos Convertible Opportunities and Income Fund

32. Calamos Dynamic Convertible and Income Fund

33. Calamos Global Dynamic Income Fund

34. Calamos Global Total Return Fund

35. Calamos Strategic Total Return Fund

36. Carlyle Tactical Private Credit Fund

37. Cascade Private Capital Fund

38. Catalyst/Perini Strategic Income Fund

39. CBRE Global Real Estate Income Fund

40. Cliffwater Corporate Lending Fund

41. Cliffwater Enhanced Lending Fund

42. Coatue Innovative Strategies Fund

43. Cohen & Steers ETF Trust

44. Convergence Long/Short Equity ETF, Series of Trust for Professional Managers

45. Curasset Capital Management Core Bond Fund, Series of World Funds Trust

46. Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust

47. CYBER HORNET S&P 500®, Series of CYBER HORNET Trust

48. CYBER HORNET S&P 500® and Bitcoin 75/25 Strategy ETF, Series of CYBER HORNET Trust

49. CYBER HORNET S&P 500® and Ethereum 75/25 Strategy ETF, Series of CYBER HORNET Trust

50. CYBER HORNET S&P 500® and Solana 75/25 Strategy ETF, Series of CYBER HORNET Trust

51. CYBER HORNET S&P 500® and XRP 75/25 Strategy ETF, Series of CYBER HORNET Trust

52. Davis Fundamental ETF Trust

53. Defiance Autism Impact ETF, Series of ETF Series Solutions

54. Defiance China Robotics ETF, Series of ETF Series Solutions

55. Defiance Connective Technologies ETF, Series of ETF Series Solutions

56. Defiance Drone and Modern Warfare ETF, Series of ETF Series Solutions

57. Defiance Inference AI Chip ETF, Series of ETF Series Solutions

58. Defiance Quantum ETF, Series of ETF Series Solutions

59. Defiance Retail Kings ETF, Series of ETF Series Solutions

60. Defiance US 100 Tech AI Moat ETF, Series of ETF Series Solutions

61. Defiance US 100 Tech Ex Software ETF, Series of ETF Series Solutions

62. Denali Structured Return Strategy Fund

63. Dodge & Cox Funds

64. DoubleLine ETF Trust

65. DoubleLine Income Solutions Fund

66. DoubleLine Opportunistic Credit Fund

67. DoubleLine Yield Opportunities Fund

68. DriveWealth ETF Trust

69. EIP Investment Trust

70. Ellington Income Opportunities Fund

71. ETF Opportunities Trust

72. Exchange Listed Funds Trust

73. Exchange Place Advisors Trust

74. FIS Trust

75. FlexShares Trust

76. Fortuna Hedged Bitcoin ETF, Series of Listed Funds Trust

77. Forum Funds

78. Forum Funds II

79. Forum Real Estate Income Fund

80. GMO ETF Trust

81. GoldenTree Opportunistic Credit Fund

82. Grayscale Funds Trust

83. Guinness Atkinson Funds

84. Harbor ETF Trust

85. Harris Oakmark ETF Trust

86. Hawaiian Tax-Free Trust

87. Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust

88. Horizon Kinetics Energy and Remediation ETF, Series of Listed Funds Trust

89. Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust

90. Horizon Kinetics Japan Owner Operator ETF, Series of Listed Funds Trust

91. Horizon Kinetics Medical ETF, Series of Listed Funds Trust

92. Horizon Kinetics SPAC Active ETF, Series of Listed Funds Trust

93. Horizon Kinetics Texas ETF, Series of Listed Funds Trust

94. Innovator ETFs Trust

95. Ironwood Institutional Multi-Strategy Fund LLC

96. Ironwood Multi-Strategy Fund LLC

97. Jensen Quality Growth ETF, Series of Trust for Professional Managers

98. John Hancock Exchange-Traded Fund Trust

99. Kurv ETF Trust

100. Lazard Active ETF Trust

101. LDR High Income Realty Fund, Series of World Funds Trust

102. Lone Peak Value Fund, Series of World Funds Trust

103. Mairs & Power Balanced Fund, Series of Trust for Professional Managers

104. Mairs & Power Fund, Series of Trust for Professional Managers

105. Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers

106. Mairs & Power Small Cap Fund, Series of Trust for Professional Managers

107. Manor Investment Funds

108. Milliman Funds Trust

109. MoA Funds Corporation

110. Moerus Worldwide Fund, Series of Northern Lights Fund Trust IV

111. Morgan Stanley ETF Trust

112. Morgan Stanley Pathway Large Cap Equity ETF, Series of Morgan Stanley Pathway Funds

113. Morgan Stanley Pathway Small-Mid Cap Equity ETF, Series of Morgan Stanley Pathway Funds

114. Morningstar Funds Trust

115. NEOS ETF Trust

116. Niagara Income Opportunities Fund

117. NXG Cushing® Midstream Energy Fund

118. NXG NextGen Infrastructure Income Fund

119. OTG Latin American Fund, Series of World Funds Trust

120. Overlay Shares Core Bond ETF, Series of Listed Funds Trust

121. Overlay Shares Enhanced Equity Fund, Series of Listed Funds Trust

122. Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust

123. Overlay Shares Hedged Equity Fund, Series of Listed Funds Trust

124. Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust

125. Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust

126. Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust

127. Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust

128. Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust

129. Palmer Square Funds Trust

130. Palmer Square Opportunistic Income Fund

131. Partners Group Private Income Opportunities, LLC

132. Philotimo Focused Growth and Income Fund, Series of World Funds Trust

133. Plan Investment Fund, Inc.

134. Precidian ETFs Trust

135. Rareview 2x Bull Cryptocurrency & Precious Metals ETF, Series of Collaborative Investment Series Trust

136. Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust

137. Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust

138. Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust

139. Rareview Total Return Bond ETF, Series of Collaborative Investment Series Trust

140. Renaissance Capital Greenwich Funds

141. REX ETF Trust

142. Reynolds Funds, Inc.

143. RMB Investors Trust

144. Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust

145. Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust

146. Roundhill Ball Metaverse ETF, Series of Listed Funds Trust

147. Roundhill Cannabis ETF, Series of Listed Funds Trust

148. Roundhill ETF Trust

149. Roundhill Magnificent Seven ETF, Series of Listed Funds Trust

150. Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust

151. Roundhill Video Games ETF, Series of Listed Funds Trust

152. Rule One Fund, Series of World Funds Trust

153. Russell Investments Exchange Traded Funds

154. Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust

155. Six Circles Trust

156. Sound Shore Fund, Inc.

157. SP Funds Trust

158. Sparrow Funds

159. Spear Alpha ETF, Series of Listed Funds Trust

160. STF Tactical Growth & Income ETF, Series of Listed Funds Trust

161. STF Tactical Growth ETF, Series of Listed Funds Trust

162. Strategic Trust

163. Strategy Shares

164. Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust

165. Tekla World Healthcare Fund

166. Tema ETF Trust

167. The 2023 ETF Series Trust

168. The Community Development Fund

169. The Cook & Bynum Fund, Series of World Funds Trust

170. The Private Shares Fund

171. The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust

172. Third Avenue Trust

173. Third Avenue Variable Series Trust

174. Tidal Trust I

175. Tidal Trust II

176. Tidal Trust III

177. Tidal Trust IV

178. TIFF Investment Program

179. Timothy Plan Free Cash Flow ETF, Series of The Timothy Plan

180. Timothy Plan Free Cash Flow Growth ETF, Series of The Timothy Plan

181. Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan

182. Timothy Plan Fixed Income ETF, Series of The Timothy Plan

183. Timothy Plan International ETF, Series of The Timothy Plan

184. Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan

185. Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan

186. Total Fund Solution

187. Touchstone ETF Trust

188. Trailmark Series Trust

189. T-Rex 2X Inverse Bitcoin Daily Target ETF, Series of World Funds Trust

190. T-Rex 2X Long Bitcoin Daily Target ETF, Series of World Funds Trust

191. T-Rex 2x Long Ether Daily Target ETF

192. U.S. Global Investors Funds

193. Union Street Partners Value Fund, Series of World Funds Trust

194. Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust

195. Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust

196. Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust

197. Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust

198. Virtus Stone Harbor Emerging Markets Income Fund

199. Volatility Shares Trust

200. WEBs ETF Trust

201. Wedbush Series Trust

202. Wellington Global Multi-Strategy Fund

203. Wilshire Mutual Funds, Inc.

204. Wilshire Variable Insurance Trust

205. WisdomTree Trust

206. WVB All Markets Fund

207. WVB Blackstone All Privates Fund

(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 190 Middle Street, Suite 301, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	190 Middle Street, Suite 301, Portland, ME 04101	President/Manager	None

Chris Lanza	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None

Kate Macchia	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None

Alicia Strout	190 Middle Street, Suite 301, Portland, ME 04101	Vice President and Chief Compliance Officer	None

Gabriel E. Edelman	190 Middle Street, Suite 301, Portland, ME 04101	Secretary	None

Susan L. LaFond	190 Middle Street, Suite 301, Portland, ME 04101	Treasurer	None

Weston Sommers	190 Middle Street, Suite 301, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

(c)	Not applicable.

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS.

The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained primarily at the offices of Registrant’s custodian, State Street Bank and Trust Company, One Iron Street, Boston, Massachusetts 02210. All other records so required to be maintained are maintained at the offices of LAM, 30 Rockefeller Plaza, New York, New York 10112.

ITEM 34.	MANAGEMENT SERVICES.

Not applicable.

ITEM 35.	UNDERTAKINGS.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 11th day of September, 2026.

LAZARD ACTIVE ETF TRUST

By:	/s/ Jennifer A. Ryan*
Jennifer A. Ryan, Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Jennifer A. Ryan* Jennifer A. Ryan	Principal Executive Officer, President and Trustee	September 11, 2026

/s/ Christina Kennedy* Christina Kennedy	Principal Financial Officer, Treasurer and Principal Accounting Officer	September 11, 2026

/s/ Franci J. Blassberg* Franci J. Blassberg	Trustee	September 11, 2026

/s/ Kenneth S. Davidson* Kenneth S. Davidson	Trustee	September 11, 2026

/s/ Nancy A. Eckl* Nancy A. Eckl	Trustee	September 11, 2026

/s/ Robert L. Forsyth* Robert L. Forsyth	Trustee	September 11, 2026

/s/ Trevor W. Morrison* Trevor W. Morrison	Trustee	September 11, 2026

/s/ Richard Reiss, Jr.* Richard Reiss, Jr.	Trustee	September 11, 2026

/s/ Robert M. Solmson* Robert M. Solmson	Trustee	September 11, 2026

*By:	/s/ Robert Spiro
Attorney-in-fact, Robert Spiro

EXHIBIT INDEX

(a)(3)	Form of Amended and Restated Schedule A to the Amended and Restated Declaration of Trust

(d)(2)	Form of Amended and Restated Schedule 1 to the Management Agreement with Lazard Asset Management LLC

(i)(4)	Opinion and Consent of Counsel regarding Lazard Hybrid Financial Income ETF, Lazard Non-Dollar Active Income ETF and Lazard US High Yield ETF

(j)	Consent of Independent Registered Public Accounting Firm

(p)	Code of Ethics of the Registrant and Lazard Asset Management LLC